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                                                                Exhibit 10.12
                             PARTICIPATION AGREEMENT



      THIS PARTICIPATION AGREEMENT (this "Agreement" herein), dated as of November 12, 1997, is entered into by and among:

            (1)   KLA-TENCOR CORPORATION, a Delaware corporation ("Lessee");

            (2)   LEASE PLAN U.S.A., INC., a Georgia corporation ("Lessor");

            (3)   Each of the financial institutions from time to time listed in
      Schedule I hereto, as amended from time to time (such financial institutions to be referred to collectively as the "Participants");

            (4) ABN AMRO BANK N.V., acting through its San Francisco International Branch, as agent for the Participants (in such capacity, "Agent"); and

            (5) BANQUE NATIONALE DE PARIS, as co-agent for the Participants (in such capacity, "Co-Agent").

                                    RECITALS

      A. Pursuant to a Phase IIA Participation Agreement dated as of December 29, 1995 (the "Phase IIA Participation Agreement") among Lessee, Lessor, certain participants thereunder (the "Phase IIA Participants") and ABN AMRO Bank N.V., as agent for the Phase IIA Participants, and a Phase IIA Lease Agreement dated as of December 29, 1995 (the "Phase IIA Lease Agreement") between Lessor and Lessee, (1) Lessor purchased the land described in Part 1 of Exhibit A (as more fully defined in Schedule 1.01, the "Tract 1 Land") and certain related property; (2) Lessor leased such property to Lessee; and (3) the Phase IIA Participants participated in the Phase IIA Lease Agreement by funding the purchase price and other advances made on account of such property.

      B. Pursuant to a Phase IIB Participation Agreement dated as of December 29, 1995 (the "Phase IIB Participation Agreement") among Lessee, Lessor, certain participants thereunder (the "Phase IIB Participants") and ABN AMRO Bank N.V., as agent for the Phase IIB Participants, and a Phase IIB Lease Agreement dated as of December 29, 1995 (the "Phase IIB Lease Agreement") between Lessor and Lessee, (1) Lessor purchased the land described in Part 5 of Exhibit A (as more fully defined in Schedule 1.01, the "Tract 5 Land") and certain related property; (2) Lessor leased such property to Lessee; and (3) the Phase IIB Participants participated in the Phase IIB Lease Agreement by funding the purchase price and other advances made on account of such property.

      C. In order to refinance the Phase IIA Lease Agreement, the Phase IIB Lease Agreement and certain other lease agreements and to finance the acquisition of certain additional property, Lessee has requested Lessor and the Participants to provide to Lessee a certain lease facility. Pursuant to such facility:


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            (1)   Lessor would:

                  (a) purchase the land described in Part 2 of Exhibit A (as more fully defined in Schedule 1.01, the "Tract 2 Land"), the improvements thereto and certain related property designated by Lessee;

                  (b)   acquire a leasehold interest in the land described in
            Part 3 of Exhibit A (as more fully defined in Schedule 1.01, the "Tract 3 Land") and purchase the improvements to such land and certain related property designated by Lessee;

                  (c) purchase the land described in Part 4 of Exhibit A (as more fully defined in Schedule 1.01, the "Tract 4 Land" and, collectively with the Tract 1 Land, Tract 2 Land, Tract 3 Land and Tract 5 Land, the "Land")) , the improvements thereto and certain related property designated by Lessee;

                  (d) lease to Lessee all of Lessor's rights in the Land, the improvements thereto and certain related property designated by Lessee;

                  (e) appoint Lessee as Lessor's agent to make certain improvements to the Tract 1 Land, Tract 3 Land, Tract 4 Land and Tract 5 Land;

                  (f) make advances to finance such improvements and to pay certain related expenses; and

                  (e)   grant to Lessee the right to purchase such property; and

            (2)   The Participants would participate in such lease facility by
      (a) funding the termination payments to be made to the Phase IIA Participants and Phase IIB Participants (collectively, the "Phase II Participants") to terminate the Phase IIA Lease Agreement and Phase IIB Lease Agreement (collectively, the "Phase II Lease Agreements"); (b) funding the purchase prices to be paid by Lessor for the new property to be acquired by Lessor; (c) funding other advances to be made by Lessor; and (d) acquiring participation interests in the rental and certain other payments to be made by Lessee.

      C. Lessor and the Participants are willing to provide such lease facility upon the terms and subject to the conditions set forth herein.


                                    AGREEMENT

      NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:


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SECTION 1. INTERPRETATION.

      1.01. Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, each term set forth in Schedule 1.01, when used in this Agreement or any other Operative Document, shall have the respective meaning given to that term in Schedule 1.01 or in the provision of this Agreement or other document, instrument or agreement referenced in Schedule 1.01.

      1.02. Rules of Construction. Unless otherwise indicated in this Agreement or any other Operative Document, the rules of construction set forth in Schedule
1.02 shall apply to this Agreement and the other Operative Documents.


SECTION 2. LEASE FACILITIES.

      2.01. Acquisition, Lease, Amount Limitations, Etc.

            (a) Acquisition, Lease, Etc. Subject to the terms and conditions of this Agreement (including the limitations set forth in Subparagraph 2.01(b)):

                  (i) On a date specified by Lessee pursuant to Subparagraph 2.03(a) for the acquisition of the Tract 2 Property and Tract 3 Property (the "Closing Date"):

                        (A) Lessor shall (1) purchase (with funds provided by the Participants) the Tract 2 Land, together with any Appurtenant Rights thereto, all Improvements thereto and other related property; and (2) acquire a leasehold interest in the Tract 3 Land, together with any Appurtenant Rights thereto, and purchase (with funds provided by the Participants) all Improvements thereto and other related property;

                        (B) Lessor shall pay (with funds provided by the Participants) (1) to the Phase IIA Participants the amount necessary to terminate the Phase IIA Lease Agreement (the "Phase IIA Termination Payment") and (2) to the Phase IIB Participants the amount necessary to terminate the Phase IIB Lease Agreement (the "Phase IIB Termination Payment"); and

                        (C) Immediately upon the purchase and acquisition by Lessor of such property and the termination of the Phase IIA Lease Agreement and Phase IIB Lease Agreement, Lessor and Lessee shall execute (1) a Lease Agreement in the form of Exhibit B (the "Lease Agreement"), pursuant to which Lessor will lease to Lessee the Tract 1 Land, Tract 2 Land, Tract 3 Land and Tract 5 Land; (2) a Purchase Agreement in the form of Exhibit C (the "Purchase Agreement"), pursuant to which Lessor grants to Lessee the right to purchase such property under the circumstances described therein and (3) a Construction Agency Agreement in the form of Exhibit D (the "Construction Agency Agreement"), pursuant to which Lessee agrees to the manner in which it


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                  will construct certain improvements to the Tract 1 Land, Tract
                  3 Land and Tract 5 Land;

                  (ii) On a date specified by Lessee pursuant to Subparagraph 2.03(a) for the acquisition of the Tract 4 Property under (the "Tract 4 Acquisition Date"):

                        (A) Lessor shall purchase (with funds provided by the Participants) the Tract 4 Land, together with any Appurtenant Rights thereto, all Improvements thereto and other related property; and

                        (B) Immediately upon the purchase and acquisition by Lessor of such property, Lessor and Lessee shall execute amendments to the Lease Agreement, the Purchase Agreement and the Construction Agency Agreement to the extent necessary to add such property to the property covered thereby; and

                  (iii) During the period (the "Commitment Period") beginning on the Closing Date and ending on November 1, 1998 (the "Outside Completion Date") or, if earlier, on the first Business Day of the first full calendar month immediately succeeding the earlier of (A) the Completion Date and (B) the date on which the Unused Total Commitment is $0 (the earlier of the Outside Completion Date and such first Business Day to be referred to as the "Commitment Termination Date"), Lessor shall, at the request of Lessee, make additional advances to pay Permitted Improvement Costs and Permitted Transaction Expenses ("Improvement/Expense Advances").

            (b) Amount Limitations. The advances made by Lessor to purchase property and to terminate the Phase II Lease Agreements (collectively, the "Acquisition Advances") and the Improvement/Expense Advances made by Lessor (the Acquisition Advances and the Improvement/Expense Advances to be referred to collectively as the "Advances") shall be subject to the following limitations:

                  (i) The aggregate amount of the Acquisition Advance and any Improvement/Expense Advance made by Lessor for each Tract of Property on the Acquisition Date for such Tract shall not exceed the sum of (A) the Closing Date Appraisal for such Tract of Property, plus (B) an additional amount allocated by Lessee to pay Permitted Transaction Expenses and Permitted Improvement Costs related or allocable to such Tract of Property, provided that the sum of all such additional amounts allocated by Lessee to pay Permitted Transaction Expenses and Permitted Improvement Costs for all of the Property does not exceed $500,000;

                  (ii) Until Lessee delivers to Lessor the Plans and Specifications for any New Improvements to be constructed on any Tract of Property and an Expiration Date Appraisal for such Tract of Property pursuant to the following clause (iii), the aggregate amount of all Advances made by Lessor for such Tract of Property (including the Acquisition Advance and all Improvement/Expense Advances for


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            such Tract of Property) shall not exceed the sum of (A) the Closing
            Date Appraisal for such Tract of Property plus (B) an additional amount allocated by Lessee to pay Permitted Transaction Expenses and Permitted Improvement Costs related or allocable to such Tract of Property, provided that the sum of all such additional amounts allocated by Lessee to pay Permitted Transaction Expenses and Permitted Improvement Costs for all of the Property does not exceed $2,000,000;

                  (iii) After Lessee delivers to Lessor the Plans and
            Specifications for any New Improvements to be constructed on any Tract of Property, together with a certificate of the architect for such New Improvements certifying that such Plans and Specifications are complete (which certification may indicate that such Plans and Specifications are complete as to a building shell or interior improvements only), and an Expiration Date Appraisal for such Tract of Property dated as of a recent date, each in form and substance satisfactory to Lessor and Agent, the aggregate amount of all Advances made by Lessor for such Tract of Property (including the Acquisition Advance and all Improvement/Expense Advances for such Tract of Property) shall not exceed the most recent Expiration Date Appraisal for such Tract of Property; and

                  (iv) The aggregate amount of all Advances made by Lessor (including all Acquisition Advances and all Improvement/Expense Advances for all Tracts of Property) shall not exceed One Hundred Seventy-Five Million Dollars ($175,000,000) (the "Total Commitment").

            (c) Additional Expiration Date Appraisals. If, after Lessee delivers to Lessor the Plans and Specifications for any New Improvements to be constructed on any Tract of Property and an Expiration Date Appraisal for such Tract of Property pursuant to clause (iii) of Subparagraph 2.01(b), Lessee revises, amends, supplements or otherwise modifies such Plans and Specifications for such Tract of Property (including the delivery of Plans and Specifications for interior improvements only) as permitted by the Construction Agency Agreement, Lessee may deliver to Lessor a subsequent Expiration Date Appraisal for such Tract of Property, dated as of a recent date prior to the date of delivery; provided, however, that Lessee may deliver only two (2) subsequent Expiration Date Appraisals for each Tract of Property. If a subsequent Expiration Date Appraisal is in form and substance satisfactory to Lessor and Agent, the amount limitation for such Tract of Property set forth in clause (iii) of Subparagraph 2.01(b) thereafter shall be set based upon such subsequent Expiration Date Appraisal.

            (d) Tranches. Each Advance shall consist of a Tranche A Portion, a Tranche B Portion and a Tranche C Portion. For accounting purposes, the Tranche A Portion and Tranche B Portion of each Advance shall constitute debt and the Tranche C Portion shall constitute equity. If, at the time Lessee delivers any Expiration Date Appraisal for any Tract of Property pursuant to Subparagraph 2.01(b) or Subparagraph 2.01(c), the maximum amount of the Tranche A Proportionate Share permitted under FASB 13 is changed due to any change in the appraised value of the applicable Land and Improvements as set forth in such appraisal, the parties hereto shall enter into an


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      amendment to this Agreement amending Part A of Schedule I and the definitions of "Tranche A Proportionate Share" and "Tranche B Proportionate Share" to the extent necessary to satisfy the requirements of FASB 13, provided that no such amendment shall (i) increase the Proportionate Share of any Participant; (ii) change the ratio of any Participant's Tranche A Percentage to the Tranche A Proportionate Share or the ratio of any Participant's Tranche B Percentage to the Tranche B Proportionate Share; (iii) change any Participant's Tranche C Percentage or the Tranche C Proportionate Share; or (iv) decrease the Tranche A Portion to less than eighty percent (80%).

      2.02. Participation Agreement.

            (a) Advances. Subject to the terms and conditions of this Agreement, each Participant severally, unconditionally and irrevocably agrees with Lessor to participate in each Advance made by Lessor in an amount equal to such Participant's Proportionate Share of such Advance; provided, however, that the aggregate amount of each Participant's Proportionate Share of all Advances shall not exceed such Participant's Commitment. Each Participant shall fund its Proportionate Share of each Advance as provided in Subparagraph 2.05(a). Each Participant's Proportionate Share of each Advance shall consist of such Participant's Tranche A Portion, Tranche B Portion and Tranche C Portion of such Advance.

            (b) Payments. In consideration of each Participant's participation in each Advance made by Lessor, such Participant shall participate in the payments made by Lessee under this Agreement and the other Operative Documents as provided in Paragraph 2.06.

            (c)   Other Rights of Participants and Agent.

                  (i) Until all amounts payable to Agent and Participants under this Agreement and the other Operative Documents are paid in full, Lessee shall deliver all notices for Lessor under this Agreement and the other Operative Documents to Agent at the office or facsimile number and during the hours specified in Paragraph
            7.01. Agent shall promptly furnish to Lessor and each Participant copies of each such notice and, in the case of each request for an Advance, shall notify each Participant of the amount of such Participant's Proportionate Share of the Advance requested thereby.

                  (ii) Lessor is not an agent for Participants or Agent and may exercise or refrain from exercising its rights under this Agreement and the other Operative Documents in its discretion; provided, however that, until all amounts payable to Agent and Participants under this Agreement and the other Operative Documents are paid in full, (A) Lessor shall, subject to the limitations set forth in
            Section VI, be required to act or to refrain from acting upon instructions of the Required Participants as provided in Paragraph
            6.03 and (B) Agent may exercise any or all of the rights and remedies of Lessor, and shall be entitled to the other benefits afforded Lessor, under this Agreement and the other Operative Documents.


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                  (iii) Neither Agent nor any Participant shall have any right, title or interest in the Property except for the Lien therein granted to Agent, for the benefit of the Participants, under the Lessor Deed of Trust, the Lessor Security Agreement and the Assignment of Lease.

      2.03. Advance Requests.

            (a) Acquisition Requests. Lessee shall request Lessor to make each Acquisition Advance under this Agreement by delivering to Agent an irrevocable written request in the form of Exhibit E, appropriately completed (an "Acquisition Request"), which specifies, among other things:

                  (i) The Tract(s) of Property to be purchased or Phase II Lease Agreement(s) to be terminated;

                  (ii) The amount of such requested Acquisition Advance, including the amount of the Acquisition Price(s) or of the Phase IIA Termination Payment or Phase IIB Termination Payment (individually, a "Phase II Termination Payment") and the Permitted Transaction Expenses included in such Acquisition Advance;

                  (iii) The date selected by Lessor as the Acquisition Date for such purchase or termination, which shall be, (A) in the case of the Acquisition Advances to purchase the Tract 2 Property and the Tract 3 Property and to pay the Phase II Termination Payments (the "Initial Acquisition Advances"), on the same date that is a Business Day on or prior to December 31, 1997 and (B) in the case of the Acquisition Advance to purchase the Tract 4 Property (the "Tract 4 Acquisition Advance"), on a date that is a Business Day on or prior to June 1, 1998; and

                  (iv) The Portions into which such Advance(s) is (are) to be divided and the Rental Period for each Portion.

            (b) Improvement/Expense Advance Requests. Lessee shall request Lessor to make each Improvement/Expense Advance by delivering to Lessor:

                  (i) An irrevocable written request in the form of Exhibit F, appropriately completed (an "Improvement/Expense Advance Request"), which specifies, among other things:

                        (A) The amount of such Advance, which shall be in the amount of $1,000,000 or an integral multiple of $100,000 in excess thereof;

                        (B) The date of such Advance, which shall be the first Business Day of a month; and

                        (C) The Permitted Improvement Costs and Permitted Transaction Expenses to be paid by such Advance and the Tract(s) of Property for which payable; and


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                  (ii)  If the proceeds of such Advance are to be used to
            purchase Related Goods:

                        (A) A Supplement to Exhibit B to the Lease Agreement in the form of Exhibit B(1) to the Lease Agreement (an "Exhibit B Supplement"), which contains a detailed description of such Related Goods; and

                        (B) Bills of sale for all such Related Goods showing Lessor as the purchaser.

Lessee shall not request more than one (1) Improvement/Expense Advance in any calendar month.

            (c) Delivery of Advance Requests. Etc. Lessee shall deliver to Lessor the Acquisition Requests for the Initial Acquisition Advances at least one (1) Business Day before the Closing Date and the Acquisition Request for the Tract 4 Acquisition Advance at least one (1) Business Day before the Tract 4 Acquisition Date. Lessee shall deliver each Improvement/Expense Advance Request to Lessor at least three (3) Business Days before the date of such Advance. The Acquisition Requests and Improvement/Expense Advance Requests (collectively, "Advance Requests") shall be delivered by first-class mail or facsimile as required by Subparagraph 2.02(c) and Paragraph 7.01; provided, however, that Lessee shall promptly deliver to Lessor the original of any Advance Request initially delivered by facsimile.

            (d) Capitalization of Base Rent During Commitment Period. On each Scheduled Rent Payment Date occurring under the Lease Agreement during the Commitment Period, the portion of the Base Rent due on such Scheduled Rent Payment Date and attributable to the New Improvements shall be capitalized by automatically treating the amount of such Base Rent as an Improvement/Expense Advance made on such Scheduled Rent Payment Date. Agent shall notify Lessor and each Participant of the amount of the Base Rent due on each such Scheduled Rent Payment Date and so treated as an Improvement/Expense Advance.

      2.04. Fees.

            (a) Agent's Fees. Lessee shall pay to Agent, for its own account, agent's fees in the amounts and at the times set forth in the Agent's Fee Letter (the "Agent's Fees").

            (b) Commitment Fees. Lessee shall pay to Agent, for the ratable benefit of the Participants as provided in clause (ii) of Subparagraph 2.06(c), commitment fees (the "Commitment Fees") of fifteen hundredths of one percent (0.15%) per annum on the daily average Unused Total Commitment for the period beginning on the date of this Agreement and ending on the Commitment Termination Date. Lessee shall pay the Commitment Fees in arrears on the first Business Day in each January, April, July and October (commencing January 1, 1998) and on the Commitment Termination Date (or if the Total Commitment is cancelled on a date prior to such day, on such prior date).


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            (c)   Commitment Extension Fee. If Lessor and the Participants
      consent to any extension of the Commitment Termination Date requested by Lessee pursuant to Subparagraph 2.09(a), Lessee shall pay to Agent, for the ratable benefit of the Participants as provided in clause (iii) of Subparagraph 2.06(c), an extension fee (the "Commitment Extension Fee") of Ten Thousand Dollars ($10,000). Lessee shall pay the Commitment Extension Fee on or prior to the Business Day immediately preceding the original Commitment Termination Date.

      2.05. Funding of Advances.

            (a) Participant Funding and Disbursement. Subject to the terms and conditions of this Agreement, each Participant shall, before 12:00 p.m. on the date of each Advance, make available to Agent at its office specified in Paragraph 7.01, in same day or immediately available funds, such Participant's Proportionate Share of such Advance. After Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Section III, Agent will promptly disburse such funds on behalf of Lessor, in same day or immediately available funds, as follows:

                  (i) Agent shall disburse each Acquisition Advance to purchase property on the Closing Date or the Tract 4 Acquisition Date to an escrow or other account established for payment of the applicable Acquisition Price and any related Permitted Transaction Expenses pursuant to the applicable Acquisition Agreements or otherwise as directed by Lessee in the Advance Request for such Acquisition Advance to pay such amounts.

                  (ii) Agent shall disburse each Acquisition Advance to pay a Phase II Termination Payment on the Closing Date to ABN AMRO, as agent for the Phase IIA Participants or the Phase IIB Participants, as the case may be, and any related Permitted Transaction Expenses as directed by Lessee in the Advance Request for such Acquisition Advance to pay such amounts.

                  (iii) Agent shall disburse each Improvement/Expense Advance as directed by Lessee in the Advance Request for such Improvement/Expense Advance.

            (b) Participant Failure to Fund. Unless Agent shall have received notice from a Participant prior to the date of any Advance that such Participant will not make available to Agent such Participant's Proportionate Share of such Advance, Agent may assume that such Participant has made such portion available to Agent on the date of such Advance in accordance with Subparagraph 2.05(a), and Agent may, in reliance upon such assumption, disburse the full amount of such Advance on such date; provided, however, that neither Agent nor Lessor shall have any obligation to make an Advance requested hereunder in an amount which exceeds the aggregate amount of funds actually received by Agent from the Participants on account of their respective Proportionate Shares of such Advance. If any Participant does not make the amount of its Proportionate Share of any Advance available to Agent on or prior to the date such Advance is made, such Participant shall pay to Agent, on demand, interest which shall accrue on such amount


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      until made available to Agent at rates equal to (i) the daily Federal
      Funds Rate during the period from the date of such Advance through the third Business Day thereafter and (ii) the Base Rate plus two percent (2.0%) thereafter. A certificate of Agent submitted to any Participant with respect to any amounts owing under this Subparagraph 2.05(b) shall be conclusive absent manifest error. If any Participant's Proportionate Share of any Advance is not in fact made available to Agent by such Participant within three (3) Business Days after the date of such Advance, Lessee shall pay to Agent, on demand, an amount equal to such Proportionate Share together with interest thereon, for each day from the date such amount was made available to Lessee until the date such amount is repaid to Agent, at a per annum rate equal to the Base Rate.

            (c) Participants' Obligations Several. The failure of any Participant to fund its Proportionate Share of any Advance shall not relieve any other Participant of its obligation hereunder to fund its Proportionate Share of such Advance, and no Participant shall be responsible for the failure of any other Participant to fund its Proportionate Share of any Advance on the date of such Advance.

      2.06. Sharing of Payments.

            (a) Outstanding Lease Amount. Lessor shall share payments applied to reduce the Outstanding Lease Amount as follows:

                  (i) Each payment of the Outstanding Lease Amount derived from the purchase price paid by Lessee (or an Assignee Purchaser) to purchase the Property pursuant to the Purchase Agreement shall be shared by the Participants pro rata according to their respective Outstanding Participation Amounts at the time of such payment.

                  (ii) Each payment of the Outstanding Lease Amount derived from the Residual Value Guaranty Amount paid by Lessee pursuant to the Purchase Agreement shall be shared first by the Tranche A Participants pro rata according to their respective Outstanding Tranche A Participation Amounts at the time of such payment; second, if any amounts remain after all Outstanding Tranche A Participation Amounts are paid in full, by the Tranche B Participants pro rata according to their respective Outstanding Tranche B Participation Amounts at the time of such payment; and third, if any amounts remain after all Outstanding Tranche A Participation Amounts and all Outstanding Tranche B Participation Amounts are paid in full, by the Tranche C Participants pro rata according to their respective Outstanding Tranche C Participation Amounts at the time of such payment.

                  (iii) Each payment of the Outstanding Lease Amount derived from:

                        (A) the purchase price paid by a Designated Purchaser to purchase the Property pursuant to the Purchase Agreement;

                        (B) the Indemnity Amount paid by Lessee pursuant to the Purchase Agreement; or


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                        (C)   Casualty Proceeds or Condemnation Proceeds related
                  to any of the Property;

            Shall be shared first by the Tranche B Participants pro rata according to their respective Outstanding Tranche B Participation Amounts at the time of such payment; second, if any amounts remain after all Outstanding Tranche B Participation Amounts are paid in full, by the Tranche A Participants pro rata according to their respective Outstanding Tranche A Participation Amounts at the time of such payment; and third, if any amounts remain after all Outstanding Tranche B Participation Amounts and all Outstanding Tranche A Participation Amounts are paid in full, by the Tranche C Participants pro rata according to their respective Outstanding Tranche C Participation Amounts at the time of such payment.

                  (iv) Each payment of the Outstanding Lease Amount derived from the purchase price paid by any other Person to purchase the Property (whether after the retention of such Property by Lessor following the Expiration Date of the Lease Agreement, upon foreclosure or otherwise) shall be shared first by the Tranche B Participants pro rata according to their respective Outstanding Tranche B Participation Amounts at the time of such payment; second, if any amounts remain after all Outstanding Tranche B Participation Amounts are paid in full, by the Tranche A Participants pro rata according to their respective Outstanding Tranche A Participation Amounts at the time of such payment; and third, if any amounts remain after all Outstanding Tranche B Participation Amounts and all Outstanding Tranche A Participation Amounts are paid in full, by the Tranche C Participants pro rata according to their respective Outstanding Tranche C Participation Amounts at the time of such payment.

            (b) Base Rent. Lessor shall share each payment applied to Base Rent among the Participants which funded the Outstanding Lease Amount pro rata according to (i) the respective Outstanding Participation Amounts so funded by such Participants and (ii) the dates on which such Participants so funded such amounts.

            (c) Supplemental Rent. Lessor shall share each payment applied to Supplemental Rent among the Lessor Parties as follows:

                  (i) Each payment applied to Agent's Fees shall be solely for the account of Agent.

                  (ii) Each payment applied to Commitment Fees shall be shared by the Participants pro rata according to (A) their respective Proportionate Shares and (B) in the case of each Participant which becomes a Participant hereunder after the date hereof, the date upon which such Participant so became a Participant.

                  (iii) Each payment applied to the Commitment Extension Fee shall be shared by the Participants pro rata according to their respective Proportionate Shares on the date of such payment.

                  (iv) Each payment applied to reimburse any Lessor Party for any fees, costs and expenses incurred by such Lessor Party shall be solely for the account of such Lessor Party.

                  (v) Each payment of interest (other than Base Rent) shall be shared among the Lessor Parties owed the amount upon which such interest accrues pro rata according to (A) the respective amounts so owed such Lessor Parties and (B) the dates on which such amounts became owing to such Lessor Parties.

                  (vi) All other payments under this Agreement and the other Operative Documents shall be for the benefit of the Person or Persons specified.

            (d) Disproportionate Payments, Etc. If any Lessor Party shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of amounts owed to it in excess of its ratable share of payments on account of such amounts obtained by all Lessor Parties entitled to such payments, such Lessor Party shall forthwith purchase from the other Lessor Parties such participations in the payments to be made under the Operative Documents as shall be necessary to cause such purchasing Lessor Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lessor Party, such purchase shall be rescinded and each other Lessor Party shall repay to the purchasing Lessor Party the purchase price to the extent of such recovery together with an amount equal to such other Lessor Party's ratable share (according to the proportion of (i) the amount of such other Lessor Party's required repayment to (ii) the total amount so recovered from the purchasing Lessor Party) of any interest or other amount paid or payable by the purchasing Lessor Party in respect of the total amount so recovered. Lessee agrees that any Lessor Party so purchasing a participation from another Lessor Party pursuant to this Subparagraph 2.06(d) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lessor Party were the direct creditor of Lessee in the amount of such participation.

      2.07. Other Payment Terms.

            (a) Place and Manner of Payments by Lessee. Lessee shall make all payments due to any Lessor Party under this Agreement and the other Operative Documents by payments to Agent, for the account of such Person, at Agent's office, located at the address specified in Paragraph 7.01, with each payment due to a Participant to be for the account of such Participant's Applicable Participating Office. Lessee shall make all payments in lawful money of the United States and in same day or immediately available funds not later than 11:00 a.m. on the date due. Agent shall promptly disburse to the appropriate Person each such payment received by Agent for such Person.

            (b) Date. Whenever any payment due under this Agreement or any other Operative Document shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of Rent, interest or fees, as the case may be.

            (c) Late Payments. If any amounts required to be paid by Lessee under this Agreement or any other Operative Document (including Rent, interest, fees or other amounts) remain unpaid after such amounts are due, Lessee shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Base Rate plus two percent (2.0%), such rate to change from time to time as the Base Rate shall change.

            (d) Application of Payments. All payments under this Agreement and the other Operative Documents shall be applied first to unpaid fees, costs and expenses and other Supplemental Rent then due and payable under this Agreement or any other Operative Document, second to the accrued Base Rent then due and payable under this Agreement or any other Operative Document and finally to reduce the Outstanding Lease Amount.

            (e) Failure to Pay Agent. Unless Agent shall have received notice from Lessee at least one (1) Business Day prior to the date on which any payment is due to Lessor or the Participants under this Agreement or the other Operative Documents that Lessee will not make such payment in full, Agent may assume that Lessee has made such payment in full to Agent on such date and Agent may, in reliance upon such assumption, cause to be distributed to the appropriate Persons on such due date an amount equal to the amount then due such Persons. If and to the extent Lessee shall not have so made such payment in full to Agent, each such Person shall repay to Agent forthwith on demand such amount distributed to such Person together with interest thereon, for each day from the date such amount is distributed to such Person until the date such Person repays such amount to Agent, at (i) the Federal Funds Rate for the first three (3) days and
      (ii) the Base Rate plus two percent (2.0%) thereafter, such rate to change from time to time as the Base Rate shall change. A certificate of Agent submitted to any Person with respect to any amounts owing by such Person under this Subparagraph 2.07(e) shall be conclusive absent manifest error.

      2.08. Commitment Reductions.

            (a) Reduction or Cancellation of Commitments. Lessee may, at any time prior to the Commitment Termination Date, upon five (5) Business Days written notice to Lessor, permanently reduce the Total Commitment by the amount of Five Million Dollars ($5,000,000) or an integral multiple of One Million Dollars ($1,000,000) in excess thereof or cancel the Total Commitment in its entirety.

            (b) Effect of Commitment Reductions. From the effective date of any reduction of the Total Commitment, the Commitment Fees shall be computed on the basis of the Total Commitment as so reduced. Once reduced or cancelled, the Total Commitment may not be increased or reinstated without the prior written consent of Lessor and all Participants. Any reduction of the Total Commitment pursuant to this Paragraph 2.08 shall be applied ratably to reduce each Participant's Commitment pro rata in accordance with its Proportionate Share.

      2.09. Extensions.

            (a) Commitment Extension. Lessee may request Lessor to extend the Commitment Termination Date for an additional period of six (6) months by appropriately completing, executing and delivering to Agent a written request in the form of Exhibit G(1) (a "Commitment Extension Request"). Lessee shall deliver the Commitment Extension Request to Agent not more than three (3) months and not less than two (2) months before the original Commitment Termination Date. Agent shall promptly deliver to Lessor and each Participant three (3) copies of each Commitment Extension Request received by Agent. If Lessor or a Participant, in its sole and absolute discretion, consents to the Commitment Extension Request, such Person shall evidence such consent by executing and returning two (2) copies of the Commitment Extension Request to Agent not later than the last Business Day which is not less than fifteen (15) Business Days prior to the original Commitment Termination Date. Any failure by Lessor or any Participant so to execute and return a Commitment Extension Request shall be deemed a denial thereof. If Lessee shall deliver a Commitment Extension Request to Lessor pursuant to the first sentence of this Subparagraph 2.09(a), then not later than ten (10) Business Days prior to the original Commitment Termination Date, Agent shall notify Lessee, Lessor and the Participants in writing whether (i) Agent has received a copy of the Commitment Extension Request executed by Lessor and each Participant, in which case the definition of "Commitment Termination Date" set forth in Subparagraph 2.01(a) shall be deemed extended to the date which is six (6) months after the original Commitment Termination Date (subject to receipt by Agent of the Commitment Extension Fee), or (ii) Agent has not received a copy of the Commitment Extension Request executed by Lessor and each Participant, in which case such Commitment Extension Request shall be deemed denied. Lessee acknowledges that neither Lessor nor any Participant has promised (either expressly or implicitly), or has any obligation or commitment, to extend or consent to the extension of the Commitment Termination Date at any time.

            (b) Lease Extension. Lessee may request Lessor to extend the original Scheduled Expiration Date of the Lease Agreement for an additional period of two (2) years by appropriately completing, executing and delivering to Agent a written request in the form of Exhibit G(2), together with an attachment thereto setting forth the terms upon which Lessee would propose for the requested extension (a "Lease Extension Request"). Lessee shall deliver the Lease Extension Request to Agent not more than three (3) months and not less than two (2) months before the first anniversary of the Closing Date. Agent shall promptly deliver to Lessor and each Participant three (3) copies of the Lease Extension Request received by Agent. If Lessor or a Participant, in its sole and absolute discretion, consents to a Lease Extension Request, such Person shall evidence such consent by executing and returning two (2) copies of such Lease Extension Request to Agent not later than the last Business Day which is not less than one (1) month prior to the first anniversary of the Closing Date. Any failure by Lessor or any Participant so to execute and return a Lease Extension Request shall be deemed a denial thereof. If Lessee shall deliver a Lease Extension Request to Lessor pursuant to the first sentence of this Subparagraph 2.09(b), then not later than the last Business Day which is not less than fifteen (15) Business Days prior to the first anniversary of the Closing Date, Agent shall notify Lessee, Lessor and the Participants in writing whether (i) Agent has received a copy of the Lease Extension Request executed by Lessor and each Participant, in which case the definition of "Scheduled Expiration Date" set forth in Subparagraph 2.02(a) of the Lease Agreement shall be deemed extended to the date which is two (2) years after the original Scheduled Expiration Date (subject to the receipt by Agent of any amounts payable by Lessee in connection with such extension), or (ii) Agent has not received a copy of the Lease Extension Request executed by Lessor and each Participant, in which case such Lease Extension Request shall be deemed denied. Lessee acknowledges that neither Lessor nor any Participant has promised (either expressly or implicitly), or has any obligation or commitment, to extend or consent to the extension of the Scheduled Expiration Date at any time.

      2.10. Nature of the Transactions. Lessee and the Lessor Parties intend that the transactions evidenced by this Agreement and the other Operative Documents constitute operating leases pursuant to FASB 13 for accounting purposes and loans secured by the Property for all other purposes, including federal, state and local income tax purposes and commercial, real estate and bankruptcy law purposes. To the extent that this Agreement and the other Operative Documents reflect the lease form alone, they do so for convenience only. Lessee and the Lessor Parties intend that the Operative Documents have the dual form referred to in the first sentence of this paragraph, notwithstanding the use of the lease form alone.

            (a) Tax Treatment. For purposes of all income, franchise and other taxes imposed upon or measured by income, Lessee and Lessor Parties intend that the transactions evidenced by the Operative Documents shall be treated as loans by the Participants (through Lessor) to Lessee secured by the Property, with Lessee as owner of the Property. Lessee and the Lessor Parties may only take deductions, credits, allowances and other reporting positions on their respective returns, reports and statements which are consistent with such treatment, unless required to do otherwise by an appropriate taxing authority after the completion of judicial proceedings at which Lessee has had a full and complete opportunity to present its position or after a clearly applicable change in applicable Governmental Rules; provided, however, that if an appropriate taxing authority or a clearly applicable change in applicable Governmental Rules requires any Lessor Party to take such an inconsistent position, such Lessor Party shall promptly notify Lessee.

            (b) Other Legal Treatment. For purposes of commercial law, real property law, bankruptcy law and other applicable laws, Lessee and Lessor Parties also intend that the transactions evidenced by the Operative Documents shall be treated as loans by the Participants (through Lessor) to Lessee secured by the Property, with Lessee as owner of the Property. Consistent with such treatment, Lessee and the Lessor Parties intend that, among other things for such purposes, (i) the Advances be treated as loans to Lessee by the Participants (through Lessor); (ii) the Advances be secured by the Property and the Lessor Parties have the rights and remedies of secured lenders; (iii) Base Rent be treated as interest on the Advances; (iv) Lessee be required to pay on the Expiration Date only the Residual Value Guaranty Amount, the Indemnity Amount and the other amounts required by clause (ii) of Subparagraph 4.06(a) of the Purchase Agreement (or clause (iii) of Subparagraph 4.06(a) if Lessor is retaining the Property) if Lessee exercises the

      Marketing Option in accordance with the Purchase Agreement; and (v) Lessee be required to pay on the Expiration Date the Outstanding Lease Amount and all other amounts outstanding under this Agreement and the other Operative Documents (including amounts required by clause (i) of Subparagraph 4.06(a) of the Purchase Agreement) if the Lease Agreement is terminated prior to its Scheduled Expiration Date after an Event of Default occurs under the Lease Agreement or if Lessee fails to or is otherwise not entitled to exercise the Marketing Option in accordance with the Purchase Agreement.

            (c) No Reliance by Lessee. Lessee acknowledges and agrees that no Lessor Party has made any representations or warranties to Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

      2.11. Security.

            (a)   Lessee Obligations.

                  (i) To the extent that the transaction evidenced by the Lease Agreement, Purchase Agreement and other Operative Documents is treated as a loan by the Participants (through Lessor) to Lessee secured by the Property, with Lessee as owner of the Property pursuant to Paragraph 2.10, the Lessee Obligations shall be secured by the Real Property Collateral and the Personal Property Collateral (collectively, the "Property Collateral") as provided in Subparagraphs 2.07(a) and 2.07(b) of the Lease Agreement and in an Assignment of Construction Agreements in the form of Exhibit H, duly executed by Lessee (the "Assignment of Construction Agreements"), and the other Lessee Security Documents.

                  (ii) In addition to the Property Collateral, the Lessee Obligations shall be secured, as provided in the Purchase Agreement, by a Cash Collateral Agreement in a form acceptable to Lessor and Agent, duly executed by Lessee (the "Cash Collateral Agreement"), and Cash Collateral delivered to Agent or Participants pursuant to the Cash Collateral Agreement if Lessee elects to exercise the Marketing Option after Lessor notifies Lessee that Lessor is terminating the Lease Agreement on a Termination Date that is prior to the Scheduled Expiration Date and the only basis for such early termination is the occurrence of a Non-Marketing Option Event of Default.

                  (iii) Lessee shall deliver to Lessor and Agent such additional mortgages, deeds of trust, security agreements, pledge agreements, lessor consents and estoppels (containing appropriate mortgagee and lender protection language) and other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements and fixture filings and landlord waivers) as Lessor or Agent may reasonably request to (A) grant, perfect, maintain, protect and evidence security interests in favor of

            Lessor or Agent in the Property Collateral and Cash Collateral prior to the Liens or other interests of any Person, except in the case of the Property Collateral for Permitted Property Liens; and (B) otherwise establish, maintain, protect and evidence the rights provided to Lessor and Agent in the Property Collateral and Cash Collateral. Lessee shall fully cooperate with Lessor and Agent and perform all additional acts reasonably requested by Lessor or Agent to effect the purposes of this Subparagraph 2.11(a).

            (b)   Lessor Obligations.

                  (i) The Lessor Obligations shall be secured by the following:

                        (A) An Assignment of Lease Agreement and Purchase Agreement in the form of Exhibit I, duly executed by Lessor (the "Assignment of Lease");

                        (B) A Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing in the form of Exhibit J, duly executed by Lessor (the "Lessor Deed of Trust"); and

                        (C) A Security Agreement in the form of Exhibit K, duly executed by Lessor (the "Lessor Security Agreement").

                  (ii) Lessor shall deliver to Agent such additional mortgages, deeds of trust, security agreements, pledge agreements, lessor consents and estoppels (containing appropriate mortgagee and lender protection language) and other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements and fixture filings and landlord waivers) as Agent may reasonably request to (A) grant, perfect, maintain, protect and evidence security interests in favor of Agent in Lessor's rights in the Property Collateral and Cash Collateral; and
            (B) otherwise establish, maintain, protect and evidence the rights provided to Agent in the Property Collateral and Cash Collateral. Lessor shall fully cooperate with Agent and perform all additional acts reasonably requested by Agent to effect the purposes of this Subparagraph 2.11(b).

                  (iii) Lessee hereby consents to the Assignment of Lease, the
            Lessor Deed of Trust and the Lessor Security Agreement; the Liens granted to Agent therein; and all other Liens granted to Agent in any of the Operative Documents and the Property to secure the Lessor Obligations.

      2.12. Change of Circumstances.

            (a) Inability to Determine Rates. If, on or before the first day of any Rental Period for any Portion, (i) any Participant shall advise Agent that the LIBOR Rental Rate for such Rental Period and Portion cannot be adequately and reasonably determined due to the unavailability of funds in or other circumstances affecting the London interbank market or (ii) Majority Participants shall advise Agent that the LIBOR Rental Rate for such Rental Period and Portion does not adequately and fairly reflect the cost to such Participants of funding their shares of such Portion, Agent shall immediately give notice of such condition to Lessee, Lessor and the other Participants. After the giving of any such notice (and until Agent shall otherwise notify Lessee and Lessor that the circumstances giving rise to such condition no longer exist), the LIBOR Rental Rate shall be unavailable and the Rental Rate for each new Rental Period shall be the Alternate Rental Rate.

            (b) Illegality. If, after the date of this Agreement, the adoption of any Governmental Rule, any change in any Governmental Rule or the application or requirements thereof (whether such change occurs in accordance with the terms of such Governmental Rule as enacted, as a result of amendment or otherwise), any change in the interpretation or administration of any Governmental Rule by any Governmental Authority, or compliance by Lessor or any Participant with any request or directive (whether or not having the force of law) of any Governmental Authority, except for any such adoption or change publicly announced prior to the date of this Agreement (a "Change of Law") shall make it unlawful or impossible for any Participant to fund or maintain its portion of the Outstanding Lease Amount at the LIBOR Rental Rate, such Participant shall immediately notify Agent and Agent shall immediately notify Lessee, Lessor and the other Participants of such Change of Law. After the giving of any such notice (and until Agent shall otherwise notify Lessee and Lessor that such Change of Law is no longer in effect), the LIBOR Rental Rate shall be unavailable and the Rental Rate for each Rental Period shall be the Alternate Rental Rate.

            (c) Increased Costs. If, after the date of this Agreement, any Change of Law:

                  (i) Shall subject Lessor or any Participant to any tax, duty or other charge with respect to the Outstanding Lease Amount, or shall change the basis of taxation of Base Rent payments by Lessee to Lessor or any Participant under this Agreement or any other Operative Document (except for changes in the rate of taxation on the overall net income of Lessor or any Participant imposed by its jurisdiction of incorporation, the jurisdiction in which its principal executive office is located or, in the case of any Participant, the jurisdiction in which its Applicable Participating Office is located); or

                  (ii) Shall impose, modify or hold applicable any reserve (excluding any Reserve Requirement or other reserve to the extent included in the calculation of the LIBOR Rental Rate), special deposit or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by Lessor or any Participant for its portion of the Outstanding Lease Amount; or

                  (iii) Shall impose on Lessor or any Participant any other
            condition related to the Outstanding Lease Amount, Base Rent or Lessor's or such Participant's commitments hereunder;

      And the effect of any of the foregoing is to increase the cost to Lessor or such Participant of funding or maintaining its portion of the Outstanding Lease Amount or commitments or to reduce any amount receivable by Lessor or such Participant hereunder; then Lessee shall from time to time within fifteen (15) Business Days after demand by Lessor or such Participant, pay to Lessor or such Participant additional amounts sufficient to reimburse Lessor or such Participant for such increased costs or to compensate Lessor or such Participant for such reduced amounts; provided, however, that Lessee shall have no obligation to make any payment to any demanding party under this Subparagraph 2.12(c) on account of any such increased costs or reduced amounts relating to any Rental Period that ended more than six (6) months prior to such demanding party's first demand for payment (or, if any increased costs or reduced amounts do not relate to a particular Rental Period,. on account of any such increased costs or reduced amounts about which the demanding party first knew or should have known more than six (6) months prior to its first demand for payment). A certificate setting forth in reasonable detail the amount of such increased costs or reduced amounts, submitted by Lessor or such Participant to Lessee shall, in the absence of manifest error, be conclusive and binding on Lessee for all purposes. The obligations of Lessee under this Subparagraph 2.12(c) shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

            (d) Capital Requirements. If, after the date of this Agreement, Lessor or any Participant determines that (i) any Change of Law affects the amount of capital required to be maintained by such Person or any other Person controlling such Person (a "Capital Adequacy Requirement") and (ii) the amount of capital maintained by such Person or such other Person which is attributable to or based upon the Advances, the commitments or this Agreement must be increased as a result of such Capital Adequacy Requirement (taking into account such Person's or such other Person's policies with respect to capital adequacy), Lessee shall pay to such Person or such other Person, within fifteen (15) Business Days after demand of such Person, such amounts as such Person or such other Person reasonably shall determine are necessary to compensate such Person or such other Person for the increased costs to such Person or such other Person of such increased capital; provided, however, that Lessee shall have no obligation to make any payment to any demanding party under this Subparagraph 2.12(d) on account of any such increased costs relating to any Rental Period that ended more than six (6) months prior to such demanding party's first demand for payment (or, if any increased costs or reduced amounts do not relate to a particular Rental Period,. on account of any such increased costs or reduced amounts about which the demanding party first knew or should have known more than six (6) months prior to its first demand for payment). A certificate of Lessor or any Participant setting forth in reasonable detail the computation of any such increased costs, delivered by such Person to Lessee shall, in the absence of manifest error, be conclusive and binding on Lessee for all purposes. The obligations of Lessee under this Subparagraph 2.12(d) shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

            (e) Mitigation. If Lessor or any Participant becomes aware of (i) any Change of Law which will make it unlawful or impossible for such Person to fund or maintain its portion of the Outstanding Lease Amount at the LIBOR Rental Rate or (ii) any Change of

      Law or other event or condition which will obligate Lessee to pay any amount pursuant to Subparagraph 2.12(c) or Subparagraph 2.12(d), such Person shall notify Lessee and Agent thereof as promptly as practical. If any Person has given notice of any such Change of Law or other event or condition and thereafter becomes aware that such Change of Law or other event or condition has ceased to exist, such Person shall notify Lessee and Agent thereof as promptly as practical. Each Person affected by any Change of Law which makes it unlawful or impossible for such Person to fund or maintain its portion of the Outstanding Lease Amount at the LIBOR Rental Rate or to which Lessee is obligated to pay any amount pursuant to Subparagraph 2.12(c) or Subparagraph 2.12(d) shall use reasonable commercial efforts (including changing the jurisdiction of its Applicable Participating Office) to avoid the effect of such Change of Law or to avoid or materially reduce any amounts which Lessee is obligated to pay pursuant to Subparagraph 2.12(c) or Subparagraph 2.12(d) if, in the reasonable opinion of such Person, such efforts would not be disadvantageous to such Person or contrary to such Person's normal banking practices.

      2.13. Taxes on Payments.

            (a) Payments Free of Taxes. All payments made by Lessee under this Agreement and the other Operative Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future Indemnified Taxes, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority. If any Indemnified Taxes are required to be withheld from any amounts payable to any Lessor Party hereunder or under the other Operative Documents, the amounts so payable to such Lessor Party shall be increased to the extent necessary to yield to such Lessor Party (after payment of all Indemnified Taxes) the Base Rent or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Operative Documents. Whenever any Indemnified Taxes are payable by Lessee, as promptly as possible thereafter, Lessee shall send to Agent for its own account or for the account of Lessor or such Participant, as the case may be, a certified copy of an original official receipt received by Lessee showing payment thereof. If Lessee fails to pay any Indemnified Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, Lessee shall indemnify the Lessor Parties for any incremental taxes, interest or penalties that may become payable by the Lessor Parties as a result of any such failure. The obligations of Lessee under this Subparagraph 2.13(a) shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

            (b) Withholding Exemption Certificates. On or prior to the Closing Date or, if such date does not occur within thirty (30) days after the date of this Agreement, by the end of such 30- day period, Lessor, if it is not organized under the laws of the United States of America or a state thereof, and each Participant which is not incorporated under the laws of the United States of America or a state thereof, shall deliver to Lessee and Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that Lessor or such Participant, as the case may be, is entitled to receive payments under this Agreement and the other Operative Documents without deduction or withholding of any

      United States federal income taxes. Each Person which delivers to Lessee and Agent a Form 1001 or 4224 pursuant to the immediately preceding sentence further undertakes to deliver to Lessee and Agent two further copies of Form 1001 or 4224 (or successor applicable forms), or other manner of certification or procedure, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to Lessee and Agent, and such extensions or renewals thereof as may reasonably be requested by Lessee or Agent, certifying in the case of a Form 1001 or 4224 that such Person is entitled to receive payments under this Agreement and the other Operative Documents without deduction or withholding of any United States federal income taxes, unless in any such cases an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent Lessor or a Participant from duly completing and delivering any such form with respect to it and Lessor or such Participant advises Lessee and Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

            (c) Mitigation. If any Lessor Party claims any additional amounts to be payable to it pursuant to this Paragraph 2.13, such Lessor Party shall use reasonable commercial efforts to file any certificate or document requested in writing by Lessee (including copies of Internal Revenue Service Form 1001 (or successor forms) reflecting a reduced rate of withholding) or to change the jurisdiction of its Applicable Participating Office if the making of such a filing or such change in the jurisdiction of its Applicable Participating Office would avoid the need for or materially reduce the amount of any such additional amounts which may thereafter accrue and if, in the reasonable opinion of a Participant, in the case of a change in the jurisdiction of its Applicable Participating Office, such change would not be disadvantageous to such Person or contrary to such Person's normal banking practices.

            (d) Tax Returns. Nothing contained in this Paragraph 2.13 shall require any Lessor Party to make available any of its tax returns (or any other information relating to its taxes which it deems to be confidential).

            (e) Tax Savings. In the event an Indemnitee receives a refund (or similar tax savings) in respect of any Indemnified Tax paid or reimbursed by Lessee, such Indemnitee shall, within thirty (30) days thereafter, remit the amount of such refund (or tax savings) to Lessee, provided that the amount so remitted shall not exceed the lesser of: (i) the amount received by such Indemnitee as a refund (or tax savings) net of all reasonable costs and expenses incurred by such Indemnitee in connection with obtaining and paying such amount; and (ii) the remainder of (A) the amount of all prior payments by Lessee to such Indemnitee with respect to Indemnified Taxes, plus any refunded interest, less (B) the amount of all prior payments by such Indemnitee to Lessee under this Subparagraph 2.13(e); provided that (1) any disallowance or other loss of such refund (or tax savings) shall be treated as an "Indemnified Tax" without regard to all exclusions and (2) no such remittance shall be made if any Default or Event of Default has occurred and is continuing.

      2.14. Funding Loss Indemnification. If Lessee shall (a) pay all or any Portion of the Outstanding Lease Amount on any day other than the last day of a Rental Period therefor (whether an optional payment, a mandatory payment or otherwise) or (b) cancel or otherwise fail to consummate any Advance Request which has been delivered to Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), Lessee shall, upon demand by Lessor or any Participant, reimburse such Person for and hold such Person harmless from all costs and losses incurred by such Person as a result of such payment, cancellation or failure. Lessee understands that such costs and losses may include, without limitation, losses incurred by Lessor or a Participant as a result of funding and other contracts entered into by such Person to fund its portion of the Outstanding Lease Amount. Each Person demanding payment under this Paragraph 2.14 shall deliver to Lessee, with a copy to Agent, a certificate setting forth the amount of costs and losses for which demand is made, which certificate shall set forth in reasonable detail the calculation of the amount demanded. Such a certificate so delivered to Lessee shall constitute prima facie evidence of such costs and losses. The obligations of Lessee under this Paragraph 2.14 shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

      2.15. Replacement of Participants. If any Participant shall (a) become a Defaulting Participant more than two (2) times in a period of twelve (12) consecutive months, (b) continue as a Defaulting Participant for more than five
(5) Business Days at any time, (c) deliver, pursuant to Subparagraph 2.12(a), a notice that any LIBOR Rental Rate cannot be adequately and reasonably determined or that any LIBOR Rental Rate does not adequately and fairly reflect the cost to such Participant of funding its shares of any Portion and such a notice is not delivered by all Participants, (d) deliver, pursuant to Subparagraph 2.12(b), a notice of a Change of Law which does not affect all Participants, or (e) demand any payment under Subparagraph 2.12(c), 2.12(d) or 2.13(a) for a reason which is not applicable to all Participants, then Agent may (or upon the written request of Lessee if no Event of Default has occurred and is continuing, shall) replace such Participant (the "affected Participant"), or cause such affected Participant to be replaced, with another financial institution (the "replacement Participant") satisfying the requirements of an Eligible Assignee under Subparagraph 7.05(b), by having the affected Participant sell and assign all of its rights and obligations under this Agreement and the other Operative Documents to the replacement Participant pursuant to Subparagraph 7.05(b); provided, however, that if Lessee seeks to exercise such right, it must do so within sixty (60) days after it first receives notice of the event, condition or demand giving rise to such right, and no Lessor Party shall have any obligation to identify or locate a replacement Participant for Lessee. Upon receipt by any affected Participant of a written notice from Agent stating that Agent is exercising the replacement right set forth in this Paragraph 2.15, such affected Participant shall sell and assign all of its rights and obligations under this Agreement and the other Operative Documents to the replacement Participant pursuant to an Assignment Agreement and Subparagraph 7.05(b) for a purchase price equal to the sum of its portion of the Outstanding Lease Amount, the accrued and unpaid portion of the Base Rent relating to such portion, all amounts payable under Paragraph 2.14, and its ratable share of all fees to which it is entitled.

SECTION 3. CONDITIONS PRECEDENT.

      3.01. Initial Acquisition Advances. The obligation of Lessor to make the Initial Acquisition Advances (and the obligations of the Participants to fund their respective Proportionate Shares of the Initial Acquisition Advances) is
(are) subject to receipt by Agent, on or prior to the Closing Date, of each item listed in Schedule 3.01, each in form and substance satisfactory to Lessor, Agent and each Participant, and with sufficient copies for, Lessor, Agent and each Participant.

      3.02. Tract 4 Acquisition Advance. The obligation of Lessor to make the Tract 4 Acquisition Advance (and the obligations of the Participants to fund their respective Proportionate Shares of the Tract 4 Acquisition Advance) is
(are) subject to receipt by Agent, on or prior to the Tract 4 Acquisition Date, of each item listed in Schedule 3.02, each in form and substance satisfactory to Lessor, Agent and each Participant, and with sufficient copies for, Lessor, Agent and each Participant.

      3.03. Improvement/Expense Advances. The obligation of Lessor to make each Improvement/Expense Advance for each Tract of Property (including the first Improvement/Expense Advance for such Tract of Property) (and the obligations of the Participants to fund their respective Proportionate Shares of such Advance) is (are) subject to (i) satisfaction of the conditions set forth in Paragraph 3.01, (ii) receipt by Agent pursuant to Paragraph 2.03 of the Advance Request for such Advance, appropriately completed and duly executed by Lessee, and (iii) receipt by Agent of date-down endorsements to Agent's and Lessor's title insurance policies covering such Tract or binders acceptable to Agent and Lessor.

      3.04. Other Conditions Precedent. The occurrence of each Credit Event (including the making of each Advance by Lessor and the funding of each Advance by the Participants) is subject to the further conditions that, on the date such Credit Event is to occur and after giving effect to such Credit Event, the following shall be true and correct:

            (a) The representations and warranties of Lessee set forth in Paragraph 4.01 and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

            (b) No Default has occurred and is continuing or will result from such Credit Event; and

            (c)   All of the Operative Documents are in full force and effect.

The submission by Lessee to Lessor and Agent of each Advance Request and a Notice of Marketing Option Exercise shall be deemed to be a representation and warranty by Lessee that each of the statements set forth above in this Paragraph
3.04 is true and correct as of the date of such request and notice.

      3.05. Covenant to Deliver. Lessee agrees (not as a condition but as a covenant) to deliver to Lessor and Agent each item required to be delivered to Lessor and Agent as a condition to each Advance if such Advance is made. Lessee expressly agrees that the making of any Advance prior to the receipt by Lessor and Agent of any such item shall not constitute a waiver by Lessor, Agent or any Participant of Lessee's obligation to deliver such item, unless expressly waived in writing.


SECTION 4. REPRESENTATIONS AND WARRANTIES.

      4.01. Lessee's Representations and Warranties. In order to induce the Lessor Parties to enter into this Agreement and the other Operative Documents to which they are parties, Lessee hereby represents and warranties to the Lessor Parties as follows:

            (a) Due Incorporation, Qualification, etc. Each of Lessee and Lessee's Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed is reasonably likely to have a Material Adverse Effect.

            (b) Authority. The execution, delivery and performance by Lessee of each Operative Document executed, or to be executed, by Lessee and the consummation of the transactions contemplated thereby (i) are within the power of Lessee and (ii) have been duly authorized by all necessary actions on the part of Lessee.

            (c) Enforceability. Each Operative Document executed, or to be executed, by Lessee has been, or will be, duly executed and delivered by Lessee and constitutes, or will constitute, a legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

            (d) Non-Contravention. The execution and delivery by Lessee of the Operative Documents executed by Lessee and the performance and consummation of the transactions contemplated thereby do not (i) violate any Requirement of Law applicable to Lessee; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of Lessee, where such violation, breach or acceleration is reasonable likely to have a Material Adverse Effect; or (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of Lessee (except such Liens as may be created in favor of Lessor or Agent pursuant to this Agreement or the other Operative Documents).

            (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Operative Documents executed by Lessee and the performance and consummation by Lessee of the transactions contemplated thereby, except (i) those that have been made or obtained and are in full force and effect and (ii) those which, if not made or obtained, are not reasonably likely to have a Material Adverse Effect.

            (f) No Violation or Default. Neither Lessee nor any of its Subsidiaries is in violation of or in default with respect to (i) any Requirement of Law applicable to such Person; (ii) any Contractual Obligation of such Person (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default is reasonably likely to have a Material Adverse Effect. Without limiting the generality of the foregoing, neither Lessee nor any of its Subsidiaries (A) has violated any Environmental Laws, (B) has any liability under any Environmental Laws or (C) has received notice or other communication of an investigation or is under investigation by any Governmental Authority having authority to enforce Environmental Laws, where such violation, liability or investigation is reasonably likely to have a Material Adverse Effect. No Default has occurred and is continuing.

            (g) Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Lessee, threatened against Lessee or any of its Subsidiaries at law or in equity in any court or before any other Governmental Authority which (i) is reasonably likely (alone or in the aggregate) to have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by Lessee of the Operative Documents or the transactions contemplated thereby.

            (h) Title; Possession Under Leases. Lessee and its Material Subsidiaries own and have good and marketable title, or a valid leasehold interest in, all their respective properties and assets as reflected in the most recent Financial Statements delivered to Agent (except those assets and properties disposed of in the ordinary course of business or otherwise in compliance with this Agreement since the date of such Financial Statements) and all respective assets and properties acquired by Lessee and its Material Subsidiaries since such date (except those disposed of in the ordinary course of business or otherwise in compliance with this Agreement), except in any case where the failure so to own or to have such title is not reasonably likely to have a Material Adverse Effect. Such assets and properties are subject to no Lien, except for Permitted Liens. Each of Lessee and its Material Subsidiaries has complied with all material obligations under all material leases to which it is a party, all such leases are in full force and each of Lessee and its Material Subsidiaries enjoys peaceful and undisturbed possession under such leases, except in any case where the failure so to comply, the failure of such leases to be in full force and effect or the failure to be in such possession is not reasonably likely to have a Material Adverse Effect.

            (i) Financial Statements. The consolidated Financial Statements of Lessee which have been delivered to Agent, (i) are in accordance with the books and records of Lessee and its Subsidiaries, which have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP; and (iii) fairly present the financial conditions and results of operations of Lessee and its Subsidiaries as of the date thereof and for the period covered thereby. Lessee does not have any

      Contingent Obligations, liability for taxes or other outstanding obligations which are material in the aggregate, except as disclosed in the audited Financial Statements dated June 30, 1997 furnished by Lessee to Agent prior to the date hereof, or in the Financial Statements delivered to Agent pursuant to clause (i) or (ii) of Subparagraph 5.01(a) to the extent the same are required under GAAP to be disclosed therein.

            (j) Equity Securities. All outstanding Equity Securities of Lessee are duly authorized, validly issued, fully paid and non-assessable. All Equity Securities of Lessee have been offered and sold in compliance with all federal and state securities laws (excluding any foreign securities and tax laws related to stock options and ownership to the extent that non-compliance therewith is not reasonably likely to have a Material Adverse Effect).

            (k) No Agreements to Sell Assets; Etc. As of the Closing Date, neither Lessee nor any of its Subsidiaries has any legal obligation, absolute or contingent, to any Person to sell the assets of Lessee or any of its Subsidiaries (other than sales in the ordinary course of business), or to effect any merger, consolidation or other reorganization of Lessee or any of its Subsidiaries or to enter into any agreement with respect thereto, except for sales or mergers permitted by Subparagraph 5.02(b) or Subparagraph 5.02(c).

            (l)   Employee Benefit Plans.

                  (i) Based on the latest valuation of each Employee Benefit Plan that either Lessee or any ERISA Affiliate maintains or contributes to, or has any obligation under (which occurred within twelve months of the date of this representation), the aggregate benefit liabilities of such plan within the meaning of ss. 4001 of ERISA did not exceed the aggregate value of the assets of such plan. Neither Lessee nor any ERISA Affiliate has any liability with respect to any post-retirement benefit under any Employee Benefit Plan which is a welfare plan (as defined in section 3(1) of ERISA), other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, which liability for health plan contribution coverage is not reasonably likely to have a Material Adverse Effect.

                  (ii) Each Employee Benefit Plan complies, in both form and operation, in all material respects, with its terms, ERISA and the IRC, and no condition exists or event has occurred with respect to any such plan which would result in the incurrence by either Lessee or any ERISA Affiliate of any material liability, fine or penalty. Each Employee Benefit Plan, related trust agreement, arrangement and commitment of Lessee or any ERISA Affiliate is legally valid and binding and in full force and effect. No Employee Benefit Plan is being audited or investigated by any government agency or is subject to any pending or threatened claim or suit. Neither Lessee nor any ERISA Affiliate nor any fiduciary of any Employee Benefit Plan has engaged in a prohibited transaction under section 406 of ERISA or section 4975 of the IRC.

                  (iii) Neither Lessee nor any ERISA Affiliate contributes to or has any material contingent obligations to any Multiemployer Plan. Neither Lessee nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. Neither Lessee nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or Section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

            (m) Other Regulations. Lessee is not subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or to any other Governmental Rule limiting its ability to incur indebtedness.

            (n) Patent and Other Rights. Except as set forth in Lessee's 10-Q report and 10-K report delivered to Agent as items C(3) and C(4) of
      Schedule 3.01, Lessee and its Subsidiaries own, license or otherwise have the right to use under validly existing agreements (or can obtain under agreements not reasonably likely to have a Material Adverse Effect), all patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are required to conduct their businesses as now conducted, to the extent the failure to own, license or otherwise have the right to use such rights is not reasonably likely to have a Material Adverse Effect.

            (o) Governmental Charges. Lessee and its Subsidiaries have filed or caused to be filed all tax returns which are required to be filed by them, except for any returns the non-filing of which are not reasonably likely to have a Material Adverse Effect. Lessee and its Subsidiaries have paid, or made provision for the payment of, all taxes and other Governmental Charges which have or may have become due pursuant to said returns or otherwise and all other indebtedness, except such Governmental Charges or indebtedness, if any, which are being (or promptly will be) contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided or which are not reasonably likely to have a Material Adverse Effect if unpaid.

            (p) Margin Stock. Lessee owns no Margin Stock which, in the aggregate, would constitute a substantial part of the assets of Lessee, and no proceeds of any Advance will be used to purchase or carry, directly or indirectly, any Margin Stock or to extend credit, directly or indirectly, to any Person for the purpose of purchasing or carrying any Margin Stock.

            (q) Subsidiaries, etc. Set forth in Schedule 4.01(q) (as supplemented by Lessee from time to time in a written notice to Agent) is a complete list of all of Lessee's Subsidiaries, the jurisdiction of incorporation of each and the percentage of voting shares owned directly or indirectly by Lessee.

            (r) Catastrophic Events. Neither Lessee nor any of its Subsidiaries and none of their properties is or has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty that is reasonably likely to have a Material Adverse Effect. There are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which Lessee or any of its Subsidiaries is a party, and there are no strikes, lockouts, work stoppages or slowdowns, or, to the best knowledge of Lessee, jurisdictional disputes or organizing activities occurring or threatened which alone or in the aggregate are reasonably likely to have a Material Adverse Effect.

            (s) The Property. The representations and warranties relating to each Tract set forth in Parts 1 - 5 of Schedule 4.01(s) are true and correct. The following representations and warranties apply to all Tracts of the Property on the Acquisition Date thereof:

                  (i) All of the Property complies and will comply at all times (whether before commencement of any construction, during any construction or after completion of construction of any New Improvements) with all applicable Governmental Rules (including Title III of the Americans with Disabilities Act; Environmental Laws; and zoning, land use, building, planning and fire laws, rules, regulations and codes) and Insurance Requirements, except for violations which are not reasonably likely to have a Material Adverse Effect. No Hazardous Materials have been used, generated, manufactured, stored, treated, disposed of, transported or present on or released or discharged from the Property in any manner that is reasonably likely to have a Material Adverse Effect. There are no claims or actions which are reasonably likely to have a Material Adverse Effect pending or, to Lessee's knowledge, threatened against any of the Property by any Governmental Authority or any other Person relating to Hazardous Materials or pursuant to any Environmental Laws.

                  (ii) None of the Improvements (whether before commencement of any construction, during any construction or after completion of construction of any New Improvements) encroach or will at any time encroach in any manner onto any adjoining land, except as permitted by express written and recorded encroachment agreements approved by Agent or as affirmatively insured against by appropriate title insurance.

                  (iii) All licenses, approvals, authorizations, consents,
            permits, easements and rights-of-way required for the use of any of the Property have been obtained or, if not yet required, will be obtained before required.

                  (iv) After the purchase of each Tract of Property on the Acquisition Date therefor or, in the case of Property subject to the Phase II Lease Agreements after the termination thereof, Lessor will have good and valid fee simple title to such Property (or, in the case of the Tract 3 Land, a good and valid leasehold interest in such Land), subject to no Liens except for Permitted Property Liens.

            (t) Chief Executive Office. Lessee's chief executive office is located at 160 Rio Robles Drive, San Jose, California 95134.

            (u) Accuracy of Information Furnished. None of the Operative Documents and none of the other certificates, statements or information furnished to Lessor, Agent or any Participant by Lessee or any of its Subsidiaries in connection with the Operative Documents or the transactions contemplated thereby, when taken together with all registration statements and reports filed by Lessee with any securities exchange or the Securities and Exchange Commission and furnished to Agent pursuant to the Operative Documents, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Lessee shall be deemed to have reaffirmed, for the benefit of the Lessor Parties, each representation and warranty contained in this Paragraph 4.01 on and as of the date of each Credit Event (except for representations and warranties expressly made as of a specified date, which shall be true as of such date).

      4.02. Lessor's Representations and Warranties. In order to induce Lessee, Agent and the Participants to enter into this Agreement and the other Operative Documents to which they are parties, Lessor hereby represents and warranties to Lessee, Agent and the Participants as follows:

            (a) Due Incorporation, Qualification, etc. Lessor (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted. Lessor is a Wholly-Owned Subsidiary of ABN AMRO.

            (b) Authority. The execution, delivery and performance by Lessor of each Operative Document executed, or to be executed, by Lessor and the consummation of the transactions contemplated thereby (i) are within the power of Lessor and (ii) have been duly authorized by all necessary actions on the part of Lessor.

            (c) Enforceability. Each Operative Document executed, or to be executed, by Lessor has been, or will be, duly executed and delivered by Lessor and constitutes, or will constitute, a legal, valid and binding obligation of Lessor, enforceable against Lessor in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

            (d) Non-Contravention. The execution and delivery by Lessor of the Operative Documents executed by Lessor and the performance and consummation of the transactions contemplated thereby do not (i) violate any Requirement of Law applicable to Lessor; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of Lessor; or (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of Lessor (except such Liens as may be created in favor of Agent pursuant to this Agreement or the other Operative Documents).

            (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Operative Documents executed by Lessor and the performance and consummation of the transactions contemplated thereby, except such as have been made or obtained and are in full force and effect.

            (f) Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Lessor, threatened against Lessor at law or in equity in any court or before any other Governmental Authority which (i) is reasonably likely (alone or in the aggregate) to materially and adversely affect the ability of Lessor to perform its obligations under the Operative Documents to which it is a party or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by Lessor of the Operative Documents or the transactions contemplated thereby.

            (g) Other Regulations. Lessor is not subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or to any other Governmental Rule limiting its ability to incur indebtedness.

            (h) Chief Executive Office. Lessor's chief executive office is located at 180 Interstate Parkway North, Atlanta, Georgia 30339.

      4.03. Participants' Representations and Warranties. In order to induce Lessee, Lessor and Agent to enter into this Agreement and the other Operative Documents to which they are parties, each Participant hereby represents and warranties to Lessee, Lessor and Agent as follows:

            (a) Due Organization, Qualification, etc. Such Participant (i) is a legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted.

            (b) Authority. The execution, delivery and performance by such Participant of each Operative Document executed, or to be executed, by such Participant and the consummation of the transactions contemplated thereby (i) are within the power of such Participant and (ii) have been duly authorized by all necessary actions on the part of such Participant.

            (c) Enforceability. Each Operative Document executed, or to be executed, by such Participant has been, or will be, duly executed and delivered by such Participant and constitutes, or will constitute, a legal, valid and binding obligation of such Participant, enforceable against such Participant in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

            (d) Non-Contravention. The execution and delivery by such Participant of the Operative Documents executed by such Participant and the performance and consummation of the transactions contemplated thereby do not (i) violate any Requirement of Law applicable to such Participant;
      (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of such Participant; or (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of such Participant (except such Liens as may be created in favor of Lessor or Agent pursuant to this Agreement or the other Operative Documents).

            (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Operative Documents executed by such Participant and the performance and consummation of the transactions contemplated thereby, except such as have been made or obtained and are in full force and effect.

            (f) Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of such Participant, threatened against such Participant at law or in equity in any court or before any other Governmental Authority which (i) is reasonably likely (alone or in the aggregate) to materially and adversely affect the ability of such Participant to perform its obligations under the Operative Documents to which it is a party or
      (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by such Participant of the Operative Documents or the transactions contemplated thereby.

            (g) Own Account. Such Participant is acquiring its participation interest hereunder for its own account for investment and not with a view to any distribution (as such term is used in Section 2(11) of the Securities Act of 1933) thereof, and, if in the future it should decide to dispose of its participation interest, it understands that it may do so only in compliance with the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder and any applicable state securities laws.

            (h) Capital, Etc. Such Participant is a financial institution with combined capital and surplus of not less than $500,000,000.


SECTION 5. COVENANTS.

      5.01. Lessee's Affirmative Covenants. Until the termination of this Agreement and the satisfaction in full by Lessee of all Lessee Obligations (other than inchoate indemnity obligations), Lessee will comply, and will cause compliance, with the following affirmative covenants, unless Lessor and Required Participants shall otherwise consent in writing:

            (a) Financial Statements, Reports, etc. Lessee shall furnish to Agent, with sufficient copies for Lessor and each Participant (and Agent shall promptly furnish to Lessor and each Participant), the following, each in such form and such detail as Agent, Lessor or the Required Participants shall reasonably request:

                  (i)   As soon as available and in no event later than sixty
            (60) days after the last day of each fiscal quarter of Lessee (other than the last quarter in any fiscal year), a copy of the Financial Statements of Lessee and its Subsidiaries (prepared on a consolidated basis) for such quarter and for the fiscal year to date, certified by the president or chief financial officer of Lessee to present fairly the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to normal year-end audit adjustments);

                  (ii) As soon as available and in no event later than one hundred and ten (110) days after the close of each fiscal year of Lessee, (A) copies of the audited Financial Statements of Lessee and its Subsidiaries (prepared on a consolidated basis) for such year, audited by Price Waterhouse LLP or by other independent certified public accountants of recognized national standing acceptable to Agent, and (B) copies of the opinions delivered by such accountants in connection with all such Financial Statements;

                  (iii) Contemporaneously with the quarterly and year-end
            Financial Statements required by the foregoing clauses (i) and (ii), a compliance certificate of the President, Chief Financial Officer, Chief Executive Officer or the Vice-President of Finance of Lessee which (A) states that no Default has occurred and is continuing, or, if any such Default has occurred and is continuing, a statement as to the nature thereof and what action Lessee proposes to take with respect thereto and (B) sets forth, for the quarter or year covered by such Financial Statements or as of the last day of such quarter or year (as the case may be), the calculation of the financial ratios and tests provided in Paragraph 5.03;

                  (iv)  As soon as available and in no event later than sixty
            (60) days after the last day of each fiscal quarter of Lessee, a certificate of the President, Chief Financial Officer, Chief Executive Officer or the Vice-President of Finance of Lessee which sets forth the calculation of the Senior Funded Indebtedness/Capital Ratio for the consecutive four-quarter period ending on such day;

                  (v) As soon as possible and in no event later than ten (10) Business Days after any Executive Officer of Lessee knows of the occurrence or existence of (A) any Reportable Event under any Employee Benefit Plan or Multiemployer Plan; (B) any actual or threatened litigation, suits, claims or disputes against Lessee or any of its Subsidiaries involving potential monetary damages payable by Lessee or its Subsidiaries of $25,000,000 or more; (C) any other event or condition which is reasonably likely to have a Material Adverse Effect; or (D) any Default; the statement of the President, Chief Financial Officer, Chief Executive Officer or the Vice-President of Finance of Lessee setting forth details of such event, condition or Default and the action which Lessee proposes to take with respect thereto;

                  (vi) As soon as available and in no event later than ten (10) Business Days after they are sent, made available or filed, either
            (A) copies of all registration statements and reports filed by Lessee or any of its Subsidiaries with any securities exchange or the Securities and Exchange Commission (including, without limitation, all 10-Q, 10-K and 8-K reports, but without exhibits and excluding filings on Form S-8) or (B) e-mail notice (with a copy to Lessor and each Participant) of the website from which copies of such registration statements and reports may be downloaded; and

                  (vii) Such other information relating to the operations or condition (financial or otherwise) of Lessee or its Subsidiaries, and compliance by Lessee with the terms of this Agreement and the other Operative Documents as Lessor or Agent or any Participant may from time to time reasonably request.

      For the purposes of this Subparagraph 5.01(a), (1) the timely delivery by Lessee to Agent pursuant to clause (vi) of a copy of the Form 10-Q report filed by Lessee with the Securities and Exchange Commission for any quarter shall satisfy the requirements of clause (i) for such quarter and
      (2) the timely delivery by Lessee to Agent pursuant to clause (vi) of a copy of the Form 10-K report filed by Lessee with the Securities and Exchange Commission for any year shall satisfy the requirements of clause
      (ii)(A) for such year, provided that such reports contain the same information as required by clause (i) and clause (ii)(A), respectively.

            (b) Books and Records. Lessee shall at all times keep proper books of record and account in which full, true and correct entries will be made of their transactions in accordance with GAAP.

            (c) Inspections. Lessee and its Subsidiaries shall permit any Person designated by any Participant, upon reasonable notice and during normal business hours, to visit and inspect any of the properties and offices of Lessee and its Subsidiaries, to examine the books and records of Lessee and its Subsidiaries and make copies thereof and to discuss the affairs, finances and business of Lessee and its Subsidiaries with, and to be advised as to the same by, Lessee's Chief Financial Officer or Vice-President of Finance, all at such times and intervals as any Participant may reasonably request.

            (d) Insurance. In addition to the insurance requirements set forth in the Lease Agreement with respect to the Property, Lessee and its Material Subsidiaries shall:

                  (i) Carry and maintain insurance of the types and in the amounts customarily carried from time to time during the term of this Agreement by others engaged in substantially the same business as such Person and operating in the same geographic area as such Person, including, but not limited to, fire, public liability, property damage and worker's compensation;

                  (ii) Carry and maintain each policy for such insurance with financially sound insurers; provided, however, that Lessee may, if no Event of Default has occurred and is continuing, self-insure; and

                  (iii) Deliver to Agent from time to time (but not more than once per year if no Event of Default has occurred and is continuing), as Agent may request, schedules setting forth all insurance then in effect.

            (e) Governmental Charges and Other Indebtedness. Lessee and its Subsidiaries shall promptly pay and discharge when due all taxes and other Governmental Charges prior to the date upon which penalties accrue thereon, except (i) such taxes and Governmental Charges as may in good faith be contested or disputed, or for which arrangements for deferred payment have been made, provided that in each such case appropriate reserves as required by GAAP are maintained, and (ii) where the failure to so pay or discharge is not reasonably likely to have a Material Adverse Effect.

            (f) Use of Proceeds. Lessee shall not use any part of the proceeds of any Advance, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve Lessee or any Lessor Party in a violation of Regulations G, T, U or X issued by the Federal Reserve Board.

            (g) General Business Operations. Each of Lessee and its Material Subsidiaries shall, except as otherwise permitted by Subparagraph 5.02(c), preserve and maintain its corporate existence and all of its rights, privileges and franchises reasonably necessary to the conduct of its business, where the failure so to preserve and maintain is reasonably likely to have a Material Adverse Effect. Each of Lessee and its Subsidiaries shall (i) conduct its business activities in compliance with all Requirements of Law and Contractual Obligations applicable to such Person, the violation of which is reasonably likely to have a Material Adverse Effect and (ii) keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, where the failure so to keep is reasonably likely to have a Material Adverse Effect. Lessee shall maintain its chief executive office in the United States and shall not relocate its chief executive office outside of California without prior written notice to Agent.

      5.02. Lessee's Negative Covenants. Until the termination of this Agreement and the satisfaction in full by Lessee of all Lessee Obligations (other than inchoate indemnity obligations), Lessee will comply, and will cause compliance, with the following negative covenants, unless Lessor and Required Participants shall otherwise consent in writing:

            (a) Liens. Neither Lessee nor any of its Material Subsidiaries shall create, incur, assume or permit to exist any Lien on or with respect to any of its assets or property of any character, whether now owned or hereafter acquired, except for the following ("Permitted Liens"):

                  (i) Liens in favor of Lessor, Agent or any Participant securing the Lessee Obligations;

                  (ii)  Liens existing on the date of this Agreement;

                  (iii) Liens for taxes or other Governmental Charges not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided that adequate reserves for the payment thereof as required by GAAP have been established;

                  (iv) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords and other similar Liens imposed by law incurred in the ordinary course of business for sums not overdue for more than ninety (90) days or being contested in good faith, provided that adequate reserves for the payment thereof as required by GAAP have been established;

                  (v) Deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                  (vi) Zoning restrictions, easements, rights-of-way, title irregularities and other similar encumbrances, which alone or in the aggregate are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Lessee and its Subsidiaries, taken as a whole;

                  (vii) Banker's Liens and similar Liens (including set-off
            rights) in respect of bank deposits or securities accounts maintained in the ordinary course of business;

                  (viii) Liens securing purchase money Indebtedness and rights of vendors or lessors under conditional sale agreements, Capital Leases or other title retention agreements, provided that, in each case, (A) such Lien or right covers only the property, the acquisition of which was financed by such Indebtedness, together with all accessions thereto, substitutions and replacements therefor and the proceeds (including insurance) thereof (B) such Indebtedness was incurred at the time of or within one hundred and eighty (180) days after the acquisition by Lessee or one of its Subsidiaries of such property, (C) such Indebtedness does not exceed the purchase price of such property, together with reasonable installation costs, taxes and other similar expenses related to such property, and (D) such Lien or right extends only to such Indebtedness;

                  (ix) Liens on the property or assets of any Subsidiary of Lessee in favor of Lessee or any other Subsidiary of Lessee;

                  (x)   Liens on accounts receivable sold pursuant to clause
            (vii) of Subparagraph 5.02(b);

                  (xi) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by the Liens described in clause (ii) or clause (viii) above, provided that any extension, renewal or replacement Lien (A) is limited to the property covered by the existing Lien, together with all accessions thereto, substitutions and replacements therefor and the proceeds (including insurance), and (B) secures Indebtedness which is no greater in amount and has material terms no less favorable to Lessor and the Participants than the Indebtedness secured by the existing Lien;

                  (xii) Permitted Property Liens in the Property;

                  (xiii) Liens on property of a Person existing at the time such
            Person or such Person's parent corporation becomes a Subsidiary of Lessee or any subsidiary of Lessee; provided that such Liens were in existence prior to the contemplation of such transaction and do not extend to any assets other than those of such Person:

                  (xiv) Liens on property existing at the time of acquisition thereof by Lessee or any Subsidiary of the Lessee, provided that such Liens were in existence prior to the contemplation of such acquisition and extend only to the property so acquired;

                  (xv) Liens in favor of customs and revenue authorities to secure payment of customs duties in connection with the importation of goods in the ordinary course of business and other similar Liens arising in the ordinary course of business;

                  (xvi) Leases or subleases granted to third Persons not
            interfering with the ordinary course of business of Lessee or its Subsidiaries;

                  (xvii) Any attachment or judgement Lien not constituting an
            Event of Default under Subparagraph 5.01(h) of the Lease Agreement;

                  (xviii) Liens in favor of a trustee under any indenture
            securing amounts due to the trustee in connection with its services under such indenture;

                  (xix) Liens on proceeds of insurance in favor of insurance companies securing the payment of financed premiums;

                  (xx) Liens under licensing agreements for use of intellectual property entered into the ordinary course of business; and

                  (xxi) Liens on leases and other chattel paper transferred
            pursuant to clause (viii) of Subparagraph 5.02(b);

                  (xxii) Other Liens on the property of Lessee and its
            Subsidiaries, provided that the aggregate principal amount of all Indebtedness secured by such other Liens does not exceed at any time twenty percent (20%) of the consolidated net worth of Lessee and its Subsidiaries at such time;

      Provided, however, that the foregoing exceptions shall not be construed to permit any Liens, except for Permitted Property Liens, on any of the Property

            (b) Asset Dispositions. Neither Lessee nor any of its Material Subsidiaries shall sell, lease, transfer or otherwise dispose of (each a "transfer") any of its assets or property, whether now owned or hereafter acquired, except for the following:

                  (i) Transfers of inventory by Lessee and its Subsidiaries in the ordinary course of their businesses;

                  (ii) Transfers of surplus, damaged, worn or obsolete equipment or inventory;

                  (iii) Transfers, in whole or in part, of Investments permitted by Subparagraph 5.02(d), provided that (A) such transfers are for not less than fair market value (except for transfers of assets acquired in an acquisition transaction) and (B) no Default has occurred and is continuing at the time of such transfer or will occur after giving effect to such transfer;

                  (iv) Transfers of defaulted receivables to a collection agency in the ordinary course of business;

                  (v) Licenses by Lessee or its Subsidiaries of its patents, copyrights, trademarks, trade names and service marks in the ordinary course of its business provided that, in each case (except in the case of licenses between Lessee and a Subsidiary or between one Subsidiary and another Subsidiary), the terms of the transaction are terms which then would prevail in the market for similar transactions between unaffiliated parties dealing at arm's length;

                  (vi) Transfers of assets and property by Lessee to any of Lessee's Subsidiaries or by any of Lessee's Subsidiaries to Lessee or any of its other Subsidiaries;

                  (vii) Sales of accounts receivable to financial institutions in financing transactions, provided that (A) each such sale is (1) for not less than the fair market value of the receivables sold less a discount not exceeding twenty-five percent (25%) and (2) directly or indirectly for cash and (B) the aggregate amount of all such accounts receivable so sold and outstanding at any time shall not exceed fifteen percent (15%) of the consolidated net worth of Lessee and its Subsidiaries at such time;

                  (viii) Transfers of leases or other chattel paper to financial institutions in financing transactions or in connection with the securitization thereof, provided that no Default has occurred and is continuing at the time of such transfer or will occur after giving effect to such transfer; and

                  (ix) Other transfers of assets and property for not less than fair market value, provided that the aggregate book value of all such assets and property so sold, leased, transferred or otherwise disposed of in any consecutive four-quarter period does not exceed twenty percent (20%) of the consolidated total assets of Lessee and its Subsidiaries on the last day immediately preceding such four-quarter period.

      Provided, however, that the foregoing transfers shall not be construed to permit any transfers of the Property, except for transfers permitted by the Lease Agreement.

            (c) Mergers, Acquisitions, Etc. Neither Lessee nor any of its Material Subsidiaries shall consolidate with or merge into any other Person or permit any other Person to merge into it, acquire any Person as a new Subsidiary or acquire all or substantially all of the assets of any other Person, except for the following:

                  (i) Any Wholly-Owned Subsidiary of Lessee may merge or consolidate with any other Wholly-Owned Subsidiary of Lessee or with Lessee, provided that, in the case of any merger or consolidation involving Lessee, Lessee is the surviving corporation; and

                  (ii) Lessee or any Wholly-Owned Subsidiary of Lessee may (A) acquire as a direct Wholly-Owned Subsidiary any indirect Wholly-Owned Subsidiary or (B) acquire all or substantially all of the assets of any Wholly-Owned Subsidiary of Lessee; and

                  (iii) Lessee or any of its Subsidiaries may merge or
            consolidate with any other corporation, acquire any Person as a new Subsidiary or acquire all or substantially all of the assets of any other Person, provided that:

                        (A) In the case of any merger or consolidation involving Lessee, Lessee is the surviving corporation; and

                        (B) No Default has occurred and is continuing at the time of such merger, consolidation or acquisition or will occur after giving effect to such merger, consolidation or acquisition.

            (d) Investments. Neither Lessee nor any of its Material Subsidiaries shall make any Investment except for the following:

                  (i) Investments of Lessee and its Subsidiaries permitted by the investment policy of Lessee approved by its Board of Directors or in Cash Equivalents

                  (ii) Investments arising in connection with transactions permitted by Subparagraph 5.02(c);

                  (iii) Investments of Lessee and its Subsidiaries in
            Subsidiaries;

                  (iv)  Investments existing on the date of this Agreement;

                  (v) Investments consisting of the endorsement of negotiable instruments for deposit or collection;

                  (vi) Investments in or to Lessee and Investments in or to Subsidiaries and guarantees or other credit support of the obligations of Lessee or of its Subsidiaries;

                  (vii) Investments consisting of loans to employees (including relocation loans) in the ordinary course of business;

                  (viii) Investments accepted in connection with transfers
            permitted under Subparagraph 5.02(b);

                  (ix) Investments received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

                  (x) Investments pursuant to or arising under currency, commodity or interest rate hedging arrangements entered into in the ordinary course of business for the purpose of directly mitigating risks associated with currency or interest rate changes or commodity prices;

                  (xi) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions (including equipment leases) to, customers and suppliers in the ordinary course of business;

                  (xii) Investments permitted under Subparagraph 5.02(c);

                  (xiii) Investments of Lessee and its Subsidiaries in joint ventures, partnerships and the securities of companies in related businesses on commercially reasonable terms; and

                  (xiv) Other Investments, provided that the aggregate book
            value of such other Investments does not exceed at any time twenty-five percent (25%) of the consolidated total assets of Lessee and its Subsidiaries at such time.

            (e) Change in Business. Neither Lessee nor any of its Material Subsidiaries shall engage, either directly or indirectly through Affiliates, in any material line of business other than the semiconductor capital equipment business, the inspection and yield management business and other businesses incidental or reasonably related thereto.

            (f) ERISA. Neither Lessee nor any ERISA Affiliate shall (i) adopt or institute any Employee Benefit Plan that is an employee pension benefit plan within the meaning of Section 3(2) of ERISA, (ii) take any action which will result in the partial or complete withdrawal, within the meanings of sections 4203 and 4205 of ERISA, from a

      Multiemployer Plan, (iii) engage or permit any Person to engage in any transaction prohibited by section 406 of ERISA or section 4975 of the IRC involving any Employee Benefit Plan or Multiemployer Plan which would subject either Lessee or any ERISA Affiliate to any tax, penalty or other liability including a liability to indemnify, (iv) incur or allow to exist any accumulated funding deficiency (within the meaning of section 412 of the IRC or section 302 of ERISA), (v) fail to make full payment when due of all amounts due as contributions to any Employee Benefit Plan or Multiemployer Plan, (vi) fail to comply with the requirements of section 4980B of the IRC or Part 6 of Title I(B) of ERISA, or (vii) adopt any amendment to any Employee Benefit Plan which would require the posting of security pursuant to section 401(a)(29) of the IRC, where singly or cumulatively, the above would have a Material Adverse Effect.

            (g) Accounting Changes. Lessee shall not change (i) its fiscal year (currently July 1 through June 30) or (ii) its accounting practices except as permitted by GAAP.

      5.03. Lessee's Financial Covenants. Until the termination of this Agreement and the satisfaction in full by Lessee of all Lessee Obligations (other than inchoate indemnity obligations), Lessee will comply, and will cause compliance, with the following financial covenants, unless Lessor and Required Participants shall otherwise consent in writing:

            (a) Quick Ratio. Lessee shall not permit its Quick Ratio to be less than 1.15 to 1.00 on the last day of any fiscal quarter.

            (b) Liabilities/Tangible Net Worth Ratio. Lessee shall not permit its Liabilities/Tangible Net Worth Ratio to be greater than 0.85 to 1.00 on the last day of any fiscal quarter.

            (c) Debt Service Coverage Ratio. Lessee shall not permit its Debt Service Coverage Ratio for any consecutive four fiscal quarter period to be less than 3.50 to 1.00.

            (d) Tangible Net Worth. Lessee shall not permit its Tangible Net Worth on the last day of any fiscal quarter (such date to be referred to herein as a "determination date") which occurs after June 30, 1997 (such date to be referred to herein as the "base date") to be less than the sum on such determination date of the following:

                  (i) Eighty-five percent (85%) of the Tangible Net Worth of Lessee and its Subsidiaries on the base date;

                                      plus

                  (ii) Fifty percent (50%) of the sum of Lessee's consolidated quarterly net income (ignoring any quarterly losses) for each fiscal quarter after the base date through and including the fiscal quarter ending on the determination date;

                                      plus

                  (iii) One hundred percent (100%) of the Net Proceeds of all
            Equity Securities issued by Lessee and its Subsidiaries (to Persons other than Lessee or its Subsidiaries and net of repurchases of Equity Securities related solely to Lessee's stock option and incentive plans) during the period commencing on the base date and ending on the determination date;

                                      plus

                  (iv) One hundred percent (100%) of the principal amount of all debt securities of Lessee and its Subsidiaries converted into Equity Securities of Lessee and its Subsidiaries during the period commencing on the base date and ending on the determination date;

                                      minus

                  (v) One hundred percent (100%) of all non-recurring charges taken by Lessee and its Subsidiaries in connection with the acquisition of in-process technology during the period commencing on the base date and ending on the determination date.

      5.04. Lessor's Covenants. Until the termination of this Agreement and the satisfaction in full by Lessor of all Lessor Obligations (other than inchoate indemnity obligations), Lessor will comply, and will cause compliance, with the following covenants, unless Lessee and Required Participants shall otherwise consent in writing:

            (a) Use of Proceeds. Lessor shall use the proceeds of all amounts delivered to Lessor by Participants pursuant to Subparagraph 2.05(a) solely to fund Advances.

            (b) Lessor Liens. Lessor shall not create, incur, assume or permit to exist any Lessor Lien (other than any Lien granted to Agent or any Participant pursuant to the Operative Documents to secure the Lessor Obligations) and shall promptly discharge, at its sole cost and expense, any Lessor Lien on the Property (other than any Liens granted to Agent or any Participant pursuant to the Operative Documents to secure the Lessor Obligations); provided, however, that Lessor shall not be required so to discharge any such Lessor Lien if (i) the same is being (or promptly will be) contested in good faith by appropriate proceedings diligently prosecuted and there is no immediate risk of foreclosure upon any of the Property, and (ii) any such contest is completed and all Lessor Liens are discharged on or prior to the Expiration Date.

            (c) Property Disposition. Lessor shall not sell, lease, transfer or otherwise dispose of its right, title and interest in the Property and the Operative Documents except as provided in Subparagraph 2.11(b) or Subparagraph 7.05(d), as provided in the Purchase Agreement, or after retaining the Property following the Expiration Date.

            (d) Chief Executive Office. Lessor shall not change its chief executive office without giving Agent prompt written notice.

      5.05. Participants' Covenants. Each Participant covenants that it will not fund its portion of any Advance with the assets of any "employee benefit plan" (as defined in Section

3(3) of ERISA) which is subject to Title I of ERISA or any "plan" (as defined in
Section 4975(e)(1) of the IRC.


SECTION 6. LESSOR, AGENT AND THEIR RELATIONS WITH PARTICIPANTS.

      6.01. Appointment of Agent. Each Participant hereby appoints and authorizes Agent to act as its agent hereunder and under the other Operative Documents with such powers as are expressly delegated to Agent by the terms of this Agreement and the other Operative Documents, together with such other powers as are reasonably incidental thereto. Lessor is not an agent for the Participants or Agent, and neither this Agreement nor any other Operative Document shall be construed to constitute or evidence a partnership among the Lessor Parties or otherwise to impose upon Lessor or Agent any fiduciary duty.

      6.02. Powers and Immunities. Neither Lessor nor Agent shall have any duties or responsibilities except those expressly set forth in this Agreement or in any other Operative Document, be a trustee for any Participant or have any fiduciary duty to any Participant. Notwithstanding anything to the contrary contained herein, neither Lessor nor Agent shall be required to take any action which is contrary to this Agreement or any other Operative Document or any applicable Governmental Rule. Neither Lessor nor Agent nor any Participant shall be responsible to any Participant for any recitals, statements, representations or warranties made by Lessee or any of its Subsidiaries contained in this Agreement or in any other Operative Document, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Operative Document or for any failure by Lessee or any of its Subsidiaries to perform their respective obligations hereunder or thereunder. Lessor and Agent may employ agents and attorneys-in-fact and shall not be responsible to any Participant for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither Lessor nor Agent nor any of their respective directors, officers, employees, agents or advisors shall be responsible to any Participant for any action taken or omitted to be taken by it or them hereunder or under any other Operative Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. Except as otherwise provided under this Agreement, Lessor and Agent shall take such action with respect to the Operative Documents as shall be directed by the Required Participants.

      6.03. Reliance. Lessor or Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, facsimile or telex) believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Lessor or Agent with reasonable care. As to any other matters not expressly provided for by this Agreement, neither Lessor nor Agent shall be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions of the Required Participants and shall in all cases be fully protected by the Participants in acting, or in refraining from acting, hereunder or under any other Operative Document in accordance with the instructions of the Required Participants, and such instructions of the Required Participants and any action taken or failure to act pursuant thereto shall be binding on all of the Participants.

      6.04. Defaults. Neither Lessor nor Agent shall be deemed to have knowledge or notice of the occurrence of any Default unless Lessor or Agent has received a written notice from a Participant or Lessee, referring to this Agreement, describing such Default and stating that such notice is a "Notice of Default". If Lessor and Agent receive such a notice of the occurrence of a Default, Agent shall give prompt notice thereof to the Participants. Lessor and Agent shall take such action with respect to such Default as shall be reasonably directed by the Required Participants; provided, however, that until Lessor and Agent shall have received such directions, Lessor or Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Participants.

      6.05. Indemnification. Without limiting the Obligations of Lessee hereunder, each Participant agrees to indemnify Lessor and Agent (to the extent not previously reimbursed by Lessee), ratably in accordance with such Participant's Proportionate Share, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against Lessor or Agent in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof; provided, however, that no Participant shall be liable for any of the foregoing to the extent they arise from Lessor's or Agent's gross negligence or willful misconduct, provided, further however, that to the extent indemnification payments made by the Participants pursuant to this Paragraph 6.05 are subsequently recovered from or for the account of Lessee, such previously paid indemnification payments shall be promptly refunded to the Participants by Lessor and Agent. Lessor or Agent shall be fully justified in refusing to take or in continuing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Participants against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The obligations of each Participant under this Paragraph 6.05 shall survive the payment and performance of the Lessee Obligations, the termination of this Agreement and any Participant ceasing to be a party to this Agreement (with respect to events which occurred prior to the time such Participant ceased to be a Participant hereunder).

      6.06. Non-Reliance. Each Participant represents that it has, independently and without reliance on Lessor, Agent, or any other Participant, and based on such documents and information as it has deemed appropriate, made its own appraisal of the business, prospects, management, financial condition and affairs of Lessee and the Subsidiaries and its own decision to enter into this Agreement and agrees that it will, independently and without reliance upon Lessor, Agent or any other Participant, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement or any other Operative Document. Neither Lessor nor Agent nor any of their respective affiliates nor any of their respective directors, officers, employees, agents or advisors shall (a) be required to keep any Participant informed as to the performance or observance by Lessee or any of its Subsidiaries of the obligations under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of Lessee or any of its Subsidiaries; (b) have any duty or responsibility to provide any Participant with any credit or other information concerning Lessee or any of its Subsidiaries which may come into the possession of Lessor or Agent, except for notices, reports and other documents and information expressly required to be furnished to the Participants by Lessor or Agent hereunder; or (c) be responsible to any Participant for (i) any recital, statement, representation or warranty made by Lessee or any officer, employee or agent of Lessee in this Agreement or in any of the other Operative Documents, (ii) the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any Operative Document, (iii) the value or sufficiency of the Property or the validity or perfection of any of the liens or security interests intended to be created by the Operative Documents, or (iv) any failure by Lessee to perform its obligations under this Agreement or any other Operative Document.

      6.07. Resignation or Removal of Agent. Agent may resign at any time by giving thirty (30) days prior written notice thereof to Lessee and the Participants, and Agent may be removed at any time with or without cause by the Required Participants. Upon any such resignation or removal, the Required Participants shall have the right to appoint a successor Agent, which Agent, if not a Participant, shall be reasonably acceptable to Lessee; provided, however, that Lessee shall have no right to approve a successor Agent if a Default has occurred and is continuing. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from the duties and obligations thereafter arising hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section VI and any other provision of this Agreement or any other Operative Document which by its terms survives the termination of this Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

      6.08. Authorization. Agent is hereby authorized by the Participants to execute, deliver and perform, each of the Operative Documents to which Agent is or is intended to be a party and each Participant agrees to be bound by all of the agreements of Agent contained in the Operative Documents.

      6.09. Lessor and Agent in their Individual Capacities. Lessor, Agent and their respective affiliates may make loans to, accept deposits from and generally engage in any kind of banking or other business with Lessee and its Subsidiaries and affiliates as though Lessor were not Lessor hereunder and Agent were not Agent hereunder. With respect to Advances, if any, made by Agent in its capacity as a Participant, Agent in its capacity as a Participant shall have the same rights and powers under this Agreement and the other Operative Documents as any other Participant and may exercise the same as though it were not Agent, and the terms "Participant" or "Participants" shall include Agent in its capacity as a Participant.


SECTION 7. MISCELLANEOUS

      7.01. Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessor, Lessee, any Participant or Agent under this Agreement or the other Operative Documents shall be in writing and faxed, mailed or delivered, if to Lessor, Lessee or Agent, at its respective facsimile number or address set forth below or, if to any Participant, at the address or facsimile number specified beneath the heading "Address for Notices" under the name of such Participant in Part B of Schedule I (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt;
(c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt; provided, however, that any Advance Request, Notice of Rental Period Selection, Extension Request, Notice of Term Purchase Option Exercise, Notice of Marketing Option Exercise or Notice of Expiration Date Purchase Option Exercise delivered to Lessor or Agent shall not be effective until received by Lessor or Agent.

                  Lessee:           KLA-Tencor Corporation
                                    160 Rio Robles Drive
                                    San Jose, California 95134
                                    Attn:  Treasurer
                                    Tel:  (408) 875-2143
                                    Fax: (408) 434-4268

                                    and

                                    KLA-Tencor Corporation
                                    160 Rio Robles Drive
                                    San Jose, California 95134
                                    Attn: General Counsel
                                    Tel:  (408) 875-2423
                                    Fax:  (408) 875-2002


                  Lessor:           Lease Plan U.S.A., Inc.
                                    c/o ABN AMRO Bank N.V.
                                    135 South LaSalle Street, Suite 711
                                    Chicago, IL 60603
                                    Attn: David M. Shipley
                                    Tel: (312) 904-2183
                                    Fax: (312) 904-6217


                  Agent:            ABN AMRO Bank N.V.
                                    Capital Markets-Syndications Group
                                    1325 Avenue of the Americas, 9th Floor
                                    New York, NY  10019
                                    Attn:  Linda Boardman
                                    Tel: (212) 314-1724
                                    Fax: (212) 314-1709

                                    With a copy to:

                                    ABN AMRO Bank N.V.
                                    101 California Street, Suite 4550
                                    San Francisco, CA  94111-5812
                                    Attn:  Bruce Swords
                                    Tel: (415) 984-3721
                                    Fax: (415) 362-3524


Each Advance Request, Notice of Rental Period Selection, Extension Request, Notice of Term Purchase Option Exercise, Notice of Marketing Option Exercise and Notice of Expiration Date Purchase Option Exercise shall be given by Lessee to Agent's office located at its address referred to above during its normal business hours; provided, however, that any such notice received by Agent after 10:00 a.m. on any Business Day shall be deemed received by Agent on the next Business Day. In any case where this Agreement authorizes notices, requests, demands or other communications by Lessee to any Lessor Party to be made by telephone or facsimile, any Lessor Party may conclusively presume that anyone purporting to be a person designated in any incumbency certificate or other similar document received by such Lessor Party is such a person.

      7.02. Expenses. Lessee shall pay on demand, whether or not any Advance is made hereunder, (a) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Lessor and Agent in connection with the preparation, negotiation, execution and delivery of, the consummation of the transactions contemplated by and the exercise of their duties under, this Agreement and the other Operative Documents, and the preparation, negotiation, execution and delivery of amendments and waivers hereunder and thereunder and
(b) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Lessor Parties in the enforcement or attempted enforcement of any of the Lessee Obligations or in preserving any of the Lessor Parties' rights and remedies (including all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Operative Documents or the Lessee Obligations or any bankruptcy or similar proceeding involving Lessee or any of its Subsidiaries). As used herein, the term "reasonable attorneys' fees and expenses" shall include, without limitation, allocable costs and expenses of Agent's and Participants' in-house legal counsel and staff. The obligations of Lessee under this Paragraph 7.02 shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

      7.03. Indemnification. To the fullest extent permitted by law, Lessee agrees to protect, indemnify, defend and hold harmless, on an after-tax basis, the Lessor Parties and the other Indemnitees from and against any and all liabilities, losses, damages or expenses of any kind or nature (including Indemnified Taxes but not other taxes) and from any suits, claims or demands (including in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with any matter or thing or action or failure to act by Indemnitees, or any of them, arising out of or relating to the Operative Documents, any transaction contemplated thereby or the Property, including any use by Lessee of the Property or the Advances, except to the extent such liability arises from (a) the willful misconduct or gross negligence of such Indemnitee, (b) any act or occurrence which first occurs after the Lease Agreement has terminated and Lessee is no longer in possession of the Property, (c) the breach by any Lessor Party of its obligations under the Operative Documents or (d) except as otherwise specifically provided in the Operative Documents, the performance by any Lessor Party of its obligations thereunder. Upon receiving knowledge of any suit, claim or demand asserted by a third party that any Lessor Party believes is covered by this indemnity, such Lessor Party shall give Lessee notice of the matter and an opportunity to defend it, at Lessee's sole cost and expense, with legal counsel reasonably satisfactory to such Lessor Party. Such Lessor Parties may also require Lessee to defend the matter. Any failure or delay of any Lessor Party to notify Lessee of any such suit, claim or demand shall not relieve Lessee of its obligations under this Paragraph 7.03. The obligations of Lessee under this Paragraph 7.03 shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

      7.04. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement or any other Operative Document may be amended or waived if such amendment or waiver is in writing and is signed by Lessor, Lessee and the Required Participants; provided, however that:

            (a) Any amendment, waiver or consent which (i) increases the Total Commitment, (ii) extends the Commitment Termination Date or the Scheduled Expiration Date, (iii) reduces the Rental Rate or any fees or other amounts payable for the account of the Participants hereunder, (iv) postpones any date scheduled for any payment of Base Rent or any fees or other amounts payable for the account of the Participants hereunder or thereunder, (v) amends Paragraph 2.06 or this Paragraph 7.04, (vi) amends the definition of Required Participants or (vii) releases Lessor's or Agent's interest in any substantial part of the Property, must be in writing and signed or approved in writing by all Participants;

            (b) Any amendment, waiver or consent which increases or decreases the Proportionate Share or Commitment of any Participant must be in writing and signed by such Participant; and

            (c) Any amendment, waiver or consent which affects the rights or obligations of Agent must be in writing and signed by Agent.

No failure or delay by any Lessor Party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

      7.05. Successors and Assigns.

            (a) Binding Effect. This Agreement and the other Operative Documents shall be binding upon and inure to the benefit of Lessee, Lessor, the Participants, Agent and their respective permitted successors and assigns. All references in this Agreement to any Person shall be deemed to include all successors and assigns of such Person.

            (b)   Participant Assignments.

                  (i) Any Participant may, at any time, sell and assign to any other Participant or any Eligible Assignee (individually, an "Assignee Participant") all or a portion of its rights and obligations under this Agreement and the other Operative Documents (such a sale and assignment to be referred to herein as an "Assignment") pursuant to an assignment agreement in the form of Exhibit L (an "Assignment Agreement"), executed by each Assignee Participant and such assignor Participant (an "Assignor Participant") and delivered to Agent for its acceptance and recording in the Register; provided, however, that:

                        (A) Without the written consent of Lessor, Agent and, if no Default has occurred and is continuing, Lessee (which consent of Lessor, Agent and Lessee shall not be unreasonably withheld), no Participant may make any Assignment to any Assignee Participant which is not, immediately prior to such Assignment, a Participant hereunder or an Affiliate thereof; or

                        (B) Without the written consent of Lessor, Agent and, if no Default has occurred and is continuing, Lessee (which consent of Lessor, Agent and Lessee shall not be unreasonably withheld), no Participant may make any Assignment to any Assignee Participant if, after giving effect to such Assignment, the Commitment of such Participant or such Assignee Participant would be less than Five Million Dollars ($5,000,000) (except that a Participant may make an Assignment which reduces its Commitment to zero without the written consent of Lessor, Agent or Lessee); or

                        (C) Without the written consent of Lessor, Agent and, if no Default has occurred and is continuing, Lessee (which consent of Lessor, Agent and Lessee shall not be unreasonably withheld), no Participant may make any Assignment of its Outstanding Tranche A Participation Amount or its Outstanding Tranche B Participation Amount which does not assign and delegate an equal pro rata interest in (1) such Participant's Outstanding Tranche A Participation Amount and its Outstanding Tranche B Participation Amount, (2) such Participant's Tranche A Percentage and its Tranche B Percentage, and (3) such Participant's other rights, duties and obligations relating to the Tranche A Portion and the Tranche B Portion under this Agreement and the other Operative Documents.

                        (D) Without the written consent of Lessor, Agent and, if no Default has occurred and is continuing, Lessee (which consent of Lessor, Agent and Lessee shall not be unreasonably withheld), no Tranche C Participant may make any Assignment of its Outstanding Tranche C Participation Amount which does not assign and delegate an equal pro rata interest in (1) such Participant's Outstanding Tranche C Participation Amount, (2) such Participant's Tranche C Percentage, and (3) such Participant's other rights, duties and obligations relating to the Tranche C Portion under this Agreement and the other Operative Documents.

            Upon such execution, delivery, acceptance and recording of each Assignment Agreement, from and after the Assignment Effective Date determined pursuant to such Assignment Agreement, (y) each Assignee Participant thereunder shall be a Participant hereunder with a Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share as set forth on Attachment 1 to such Assignment Agreement (under the caption "Tranche Percentages and Proportionate Shares After Assignment") and shall have the rights, duties and obligations of such a Participant under this Agreement and the other Operative Documents, and (z) the Assignor Participant thereunder shall be a Participant with a Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share as set forth on Attachment 1 to such Assignment Agreement (under the caption "Tranche Percentages and Proportionate Shares After Assignment") , or, if the Proportionate Share of the Assignor Participant has been reduced to 0%, the Assignor Participant shall cease to be a Participant and to have any obligation to fund any portion of any Advance; provided, however, that any such Assignor Participant which ceases to be a Participant shall continue to be entitled to the benefits of any provision of this Agreement which by its terms survives the termination of this Agreement. Each Assignment Agreement shall be deemed to amend Schedule I to the extent, and only to the extent, necessary to reflect the addition of each Assignee Participant, the deletion of each Assignor Participant which reduces its Proportionate Share to 0% and the resulting adjustment of Tranche A Percentages, Tranche B Percentages, Tranche C Percentages and Proportionate Shares arising from the purchase by each Assignee Participant of all or a portion of the rights and obligations of an Assignor Participant under this Agreement and the other Operative Documents. Each Assignee Participant which was not previously a Participant hereunder and which is not incorporated under the laws of the United States of America or a state thereof shall, within three (3) Business Days of becoming a Participant, deliver to Lessee and Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Participant is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes.

                  (ii) Agent shall maintain at its address referred to in Paragraph 7.01 a copy of each Assignment Agreement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Participants and the Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share of each Participant from time to time. The entries in the Register shall be conclusive in the absence of manifest error, and Lessee, Agent and the Participants may treat each Person whose name is recorded in the Register as the owner of the interests recorded therein for all purposes of this Agreement. The Register shall be available for inspection by Lessee or any Participant at any reasonable time and from time to time upon reasonable prior notice.

                  (iii) Upon its receipt of an Assignment Agreement executed by an Assignor Participant and an Assignee Participant (and, to the extent required by clause (i) of this Subparagraph 7.05(b), by Lessor, Agent and Lessee), together with payment to Agent by Assignor Participant of a registration and processing fee of $2,500, Agent shall (A) promptly accept such Assignment Agreement and (B) on the Assignment Effective Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to Lessor, the Participants and Lessee. Agent may, from time to time at its election, prepare and deliver to Lessor, the Participants and Lessee a revised Schedule I reflecting the names, addresses and respective Proportionate Shares of all Participants then parties hereto.

                  (iv) Subject to Subparagraph 7.13(g), the Lessor Parties may disclose the Operative Documents and any financial or other information relating to Lessee or any Subsidiary to each other or to any potential Assignee Participant.

            (c) Participant Subparticipations. Any Participant may at any time sell to one or more banks or other financial institutions ("Subparticipants") subparticipation interests in the rights and interests of such Participant under this Agreement and the other Operative Documents. In the event of any such sale by a Participant of subparticipation interests, such Participant's obligations under this Agreement and the other Operative Documents shall remain unchanged, such Participant shall remain solely responsible for the performance thereof and Lessee and the other Lessor Parties shall continue to deal solely and directly with such Participant in connection with such Participant's rights and obligations under this Agreement. Any agreement pursuant to which any such sale is effected may require the selling Participant to obtain the consent of the Subparticipant in order for such Participant to agree in writing to any amendment, waiver or consent of a type specified in clause (i), (ii), (iii) or (iv) of Subparagraph 7.04(a) but may not otherwise require the selling Participant to obtain the consent of such Subparticipant to any other amendment, waiver or consent hereunder. Lessee agrees that any Participant which has transferred any subparticipation interest shall, notwithstanding any such transfer, be entitled to the full benefits accorded such Participant under Paragraph 2.12, Paragraph 2.13, and Paragraph 2.14, as if such Participant had not made such transfer.

            (d) Lessor Assignments. Lessor may, upon one (1) month's prior written notice to Lessee and Agent, sell and assign all of its right, title and interest in the Property and its rights, powers, privileges, duties and obligations under this Agreement and the other Operative Documents, provided that:

                  (i) If such sale and assignment is effected after either (A) the occurrence of a Change of Law which makes it unlawful or unreasonably burdensome for Lessor to hold legal or beneficial title to the Property or to perform its obligations and duties under this Agreement and the other Operative Documents or (B) the resignation or removal of the Agent which was the Agent at the time Lessor became the Lessor, the purchaser/assignee (the "successor Lessor") shall be either (1) a Participant or an Eligible Assignee that is a multi-asset Person having substantial assets beyond its interest in the Property and the Operative Documents or (2) a Person approved as provided in clause (ii) below; or

                  (ii) If such sale and assignment is effected in any other circumstance, the successor Lessor shall be approved in writing by Agent, Required Participants and, if no Default has occurred and is continuing, Lessee (which consents of Agent, Required Participants and Lessee shall not be unreasonably withheld); and

                  (iii) The successor Lessor executes such documents,
            instruments and agreements as may reasonably be necessary to evidence its agreement to assume all of the obligations and duties of the Lessor under this Agreement and the other Operative Documents.

      Upon the consummation of any such sale and assignment, (A) the successor Lessor shall become the "Lessor" and shall succeed to and become vested with all the rights, powers, privileges, duties and obligations of the Lessor under this Agreement and the other Operative Documents and (B) the retiring Lessor shall be discharged from the duties and obligations of the Lessor thereafter arising under this Agreement and the other Operative Documents. After any retiring Lessor's discharge as the Lessor, the provisions of Section VI and any other provision of this Agreement or any other Operative Document which by its terms survives the termination of this Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Lessor.

      7.06. Setoff. In addition to any rights and remedies of the Participants provided by law, each Participant shall have the right, with the prior written consent of Agent, but without prior notice to or consent of Lessee, any such notice and consent being expressly waived by Lessee to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to set-off and apply against the Lessee Obligations, whether matured or unmatured, any amount owing from such Participant to Lessee, at or at any time after, the occurrence of such Event of Default. The aforesaid right of set-off may be exercised by such Participant against Lessee or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Lessee or against anyone else claiming through or against Lessee or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Participant prior to the occurrence of an Event of Default. Each Participant agrees promptly to notify Lessee after any such set-off and application made by such Participant, provided that the failure to give such notice shall not affect the validity of such set-off and application.

      7.07. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

      7.08. Partial Invalidity. If at any time any provision of this Agreement or any other Operative Document is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement or the other Operative Documents nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

      7.09. JURY TRIAL. EACH OF LESSEE AND THE LESSOR PARTIES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING TO THE OPERATIVE DOCUMENTS IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OPERATIVE DOCUMENT.

      7.10. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

      7.11. No Joint Venture, Etc. Neither this Agreement nor any other Operative Document nor any transaction contemplated hereby or thereby shall be construed to (a) constitute a partnership or joint venture between Lessee and any Lessor Party or (b) impose upon any Lessor Party any agency relationship with or fiduciary duty to Lessee.

      7.12. Usury Savings Clause. Nothing contained in this Agreement or any other Operative Documents shall be deemed to require the payment of interest or other charges by Lessee in excess of the amount the applicable Lessor Parties may lawfully charge under applicable usury laws. In the event any Lessor Party shall collect monies which are deemed to constitute interest which would increase the effective interest rate to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute excess interest shall, upon such determination, at the option of Lessor, be returned to Lessee or credited against other Lessee Obligations.

      7.13. Confidentiality. No Lessor Party shall disclose to any Person any information with respect to Lessee or any of its Subsidiaries which is furnished pursuant to this Agreement or under the other Operative Documents, except that any Lessor Party may disclose any such information (a) to its own directors, officers, employees, auditors, counsel and other advisors and to its Affiliates;
(b) to any other Lessor Party; (c) which is otherwise available to the public;
(d) if required or appropriate in any report, statement or testimony submitted to any Governmental Authority having or claiming to have jurisdiction over such Lessor Party; (e) if required or appropriate in response to any summons or subpoena or in connection with any litigation; (f) to comply with any Requirement of Law applicable to such Lessor Party; (g) to any Assignee Participant or Subparticipant or any prospective Assignee Participant or Subparticipant, provided that such Assignee Participant or Subparticipant or prospective Assignee Participant or Subparticipant agrees to be bound by this Paragraph 7.13; or (h) otherwise with the prior consent of Lessee; provided, however, that any disclosure made in violation of this Agreement shall not affect the obligations of Lessee and its Subsidiaries under this Agreement and the other Operative Documents.

                       [The first signature page follows.]

      IN WITNESS WHEREOF, Lessee, Lessor, the Participants and Agent have caused this Agreement to be executed as of the day and year first above written.



LESSEE:                                KLA-TENCOR CORPORATION



                                       By:______________________________________

                                          Name:_________________________________

                                          Title:________________________________


LESSOR:                                LEASE PLAN U.S.A., INC.



                                       By:______________________________________

                                          Name:_________________________________

                                          Title:________________________________


AGENT:                                 ABN AMRO BANK N.V.



                                       By:______________________________________

                                          Name:_________________________________

                                          Title:________________________________


                                       By:______________________________________

                                          Name:_________________________________

                                          Title:________________________________



CO-AGENT:                              BANQUE NATIONALE DE PARIS



                                       By:______________________________________

                                          Name:_________________________________

                                          Title:________________________________


PARTICIPANTS:                          ABN AMRO BANK N.V.



                                       By:______________________________________

                                          Name:_________________________________

                                          Title:________________________________



                                       By:______________________________________

                                          Name:_________________________________

                                          Title:________________________________

                                       BANQUE NATIONALE DE PARIS



                                       By:______________________________________

                                          Name:_________________________________

                                          Title:________________________________


                                       KEY BANK NATIONAL ASSOCIATION



                                       By:______________________________________

                                          Name:_________________________________

                                          Title:________________________________


                                       BANK BOSTON N.A.



                                       By:______________________________________

                                          Name:_________________________________

                                          Title:________________________________


                                       THE BANK OF NEW YORK



                                       By:______________________________________

                                          Name:_________________________________

                                          Title:________________________________




                                       THE INDUSTRIAL BANK OF JAPAN,
                                                 LIMITED SAN FRANCISCO AGENCY



                                       By:______________________________________

                                          Name:_________________________________

                                          Title:________________________________


                                       THE SANWA BANK, LIMITED
                                                 SAN FRANCISCO BRANCH



                                       By:______________________________________

                                          Name:_________________________________

                                          Title:________________________________

                                       THE BANK OF NOVA SCOTIA



                                       By:______________________________________

                                          Name:_________________________________

                                          Title:________________________________


                                       THE SUMITOMO TRUST & BANKING CO.,
                                                 LTD., LOS ANGELES AGENCY


                                       By:______________________________________

                                          Name:_________________________________

                                          Title:________________________________


                                       UNION BANK OF CALIFORNIA, N.A.



                                       By:______________________________________

                                          Name:_________________________________

                                          Title:________________________________

                                   SCHEDULE I

                                  PARTICIPANTS

             PART A - TRANCHE PERCENTAGES AND PROPORTIONATE SHARES


                                          Tranche A             Tranche B            Tranche C            Proportionate
   Participant                           Percentage            Percentage           Percentage                Share
   -----------                           ----------            ----------           ----------            -------------

ABN AMRO
Bank N.V                                 7.29896907%           1.12960236%          03.00000000%           11.42857143%

Banque Nationale
de Paris                                 9.15463918%           1.41678940%          00.00000000%           10.57142857%

Key Bank National
Association                              8.65979381%           1.34020619%          00.00000000%           10.00000000%

Bank Boston N.A                          8.41237113%           1.30191458%          00.00000000%            9.71428571%

The Bank of
New York                                 8.41237113%           1.30191458%          00.00000000%            9.71428571%

The Industrial
Bank of Japan, Ltd.,
San Francisco Agency                     8.41237113%           1.30191458%          00.00000000%            9.71428571%

The Sanwa Bank, Ltd.,
San Francisco Branch                     8.41237113%           1.30191458%          00.00000000%            9.71428571%

The Bank of
Nova Scotia                              8.41237113%           1.30191458%          00.00000000%            9.71428571%

The Sumitomo Trust &
Banking Co., Ltd.,
Los Angeles Agency                       8.41237113%           1.30191458%          00.00000000%            9.71428571%

Union Bank
of California, N.A                       8.41237113%           1.30191458%          00.00000000%            9.71428571%

TOTAL                                   84.00000000%          13.00000000%          03.00000000%          100.00000000%

                            PART B - ADDRESSES, ETC.


ABN AMRO BANK N.V.


Applicable Participating Office:

         ABN AMRO Bank N.V.
         San Francisco International Branch
         101 California Street, Suite 4550
         San Francisco, CA 94111


Address for Notices:

         ABN AMRO Bank N.V.
         San Francisco International Branch
         101 California Street, Suite 4550
         San Francisco, CA 94111
         Attention:          Bruce Swords
         Telephone:          (415) 984-3721
         Fax:                (415) 362-3524

         ABN AMRO North America, Inc.
         Capital Markets-Syndications Group
         1325 Avenue of the Americas, 9th Floor
         New York, NY 10019
         Attention:          Linda Boardman
         Telephone:          (212) 314-1724
         Fax:                (212) 314-1709


Wiring Instructions:

         ABN AMRO Bank N.V.
         New York, New York
         RT/ABA No.:         026009580
         Account Name:       ABN AMRO Bank N.V. - Chicago CPU
         Account No.:        650-001-1789-41
         Reference:          KLA-Tencor

BANQUE NATIONALE DE PARIS


Applicable Participating Office:

         Banque Nationale de Paris
         180 Montgomery Street
         San Francisco, CA  94104


Address for Notices:

         Banque Nationale de Paris
         180 Montgomery Street
         San Francisco, CA  94104
         Attention:          Rafael Lumanian, Vice President
         Telephone:          (415) 956-0707
         Fax No:             (415) 296-8954


Wiring Instructions:

         Federal Reserve Bank of San Francisco
         Banque Nationale de Paris, San Francisco Branch
         ABA Number:         121027234
         Reference:          KLA-TENCOR LEASE

KEY BANK NATIONAL ASSOCIATION


Applicable Participating Office:

         Key Bank National Association
         700 Fifth Avenue
         Seattle, WA  98104


Address for Notices:

         Key Bank National Association
         700 Fifth Avenue, 46th Floor
         Seattle, WA  98104
         Attention:          Kevin McBride
         Telephone:          (206) 684-6079
         Fax No:             (206) 684-6035


Wiring Instructions:

         Key Bank National Association
         Seattle, Washington
         ABA No:             125-000-578
         For Further Credit to: NW Region Specialty Services
         Account No:         01500163
         Reference:          KLA-Tencor

BANK BOSTON N.A.


Applicable Participating Office:

         Bank Boston N.A.
         435 Tasso Street
         Palo Alto, CA  94301


Address for Notices:

         Bank Boston N.A.
         435 Tasso Street, Suite 250
         Palo Alto, CA  94301
         Attention:          Maia D. Heymann, Vice President
         Telephone:          (650) 853-0770
         Fax No:             (650) 853-1425


Wiring Instructions:

         Bank Boston N.A.
         Boston, MA
         ABA No:             011-000-390
         Account No:         540-99647
         Reference:          KLA-Tencor

THE BANK OF NEW YORK


Participating Office:

         The Bank of New York
         10990 Wilshire Boulevard, Suite 1125
         Los Angeles, CA  90024


Address for Notices:

         The Bank of New York
         10990 Wilshire Boulevard, Suite 1125
         Los Angeles, CA  90024
         Attention:          Elizabeth T. Ying
         Telephone:          (310) 996-8661
         Fax No:             (310) 996-8667

         The Bank of New York
         One Wall Street, 15th Floor
         New York, NY  10286
         Attention:          Susan Seibel
         Telephone:          (212) 635-7944
         Fax No:             (212) 635-1698


Wiring Instructions:

         The Bank of New York
         One Wall Street, 22nd Floor
         New York, NY  10286
         Attention:          Sandra Morgan
         ABA No:             021-000-018
         Account No:         GLA111556
         Reference:          KLA-Tencor

THE INDUSTRIAL BANK OF JAPAN, LIMITED


Participating Office:

         The Industrial Bank of Japan, Limited
         San Francisco Agency
         555 California Street
         San Francisco, CA  94104


Address for Notices:

         The Industrial Bank of Japan, Limited
         San Francisco Agency
         555 California Street, Suite 3110
         San Francisco, CA  94104
         Attention:          Debbie Rajkumar
         Telephone:          (415) 693-1830
         Fax No:             (415) 982-1917


Wiring Instructions:

         Bank of America NT & SA
         International Deposit Services 6561
         1850 Gateway Boulevard
         Concord, CA  94520
         ABA No:             121-000-358
         Account:            The Industrial Bank of Japan, Limited
                             Los Angeles Agency
         Account No:         62906-14014
                             For Credit to IBJ SFA, A/C 2601-22011

THE SANWA BANK, LIMITED


Participating Office:

         The Sanwa Bank, Limited
         San Francisco Branch
         444 Market Street
         San Francisco, CA  94111


Address for Notices:

         The Sanwa Bank, Limited
         San Francisco Branch
         444 Market Street, 18th Floor
         San Francisco, CA  94111
         Attention:          Terrence J. Mech
         Telephone No:       (415) 597-5222
         Fax No:             (415) 788-5459


Wiring Instructions:

         Bank of America
         San Francisco, CA
         ABA No:             1210-00358
         Account No:         6290112268

THE BANK OF NOVA SCOTIA


Participating Office:

         The Bank of Nova Scotia
         580 California Street
         San Francisco, CA  94104


Address for Notices:

         The Bank of Nova Scotia
         580 California Street, Suite 2100
         San Francisco, CA  94104
         Attention:          Christopher Osborn
         Telephone:          (415) 986-1100
         Fax No:             (415) 397-0791


Wiring Instructions:

         The Bank of Nova Scotia
         New York Agency
         ABA No:             026 002 532
         For Credit A/C #    06101-35-BNS
                             San Francisco Loan Service
         Reference:          KLA-Tencor

THE SUMITOMO TRUST & BANKING CO., LIMITED


Participating Office:

         The Sumitomo Trust & Banking Co., Ltd.
         Los Angeles Agency
         333 South Grand Avenue, Suite 5300
         Los Angeles, CA  90071


Address for Notices:

         The Sumitomo Trust & Banking Co., Ltd.
         Los Angeles Agency
         333 South Grand Avenue, Suite 5300
         Los Angeles, CA  90071
         Attention:          Ninoos Benjamin
         Telephone:          (213) 229-2104
         Fax No:             (213) 613-1083


Copy to:

         Credit Administration Department
         Telephone:          (213) 629-3191
         Fax No:             (213) 628-2719


Wiring Instructions:

         Bank of America
         San Francisco, California
         ABA No:             121 000 358
         Account No:         62907-31117

UNION BANK OF CALIFORNIA, N.A.


Participating Office:

         Union Bank of California, N.A.
         350 California Street, 6th Floor
         San Francisco, CA  94104


Address for Notices:

         Union Bank of California, N.A.
         350 California Street, 6th Floor
         San Francisco, CA  94104
         Attention:          Glenn Leyrer
         Telephone:          (415) 705-7578
         Fax No:             (415) 705-5093


Wiring Instructions:

         Union Bank of California, N.A.
         Monterey Park, CA
         ABA No:             122-000-496
         Account No:         070196431
         Attention:          192 Note Center
         Reference:          KLA-Tencor

                                   SCHEDULE II

                                  PRICING GRID

                             (For LIBOR Rental Rate)

        SENIOR
        FUNDED
     INDEBTEDNESS/                    PRICING              APPLICABLE MARGIN
        CAPITAL                        PERIOD                    FOR
         RATIO                         LEVEL               LIBOR RENTAL RATE
     -------------                    -------              -----------------

less than or equal to 0.225               1                      0.4200%

greater than 0.225
less than 0.300                           2                      0.5000%

greater than or equal to 0.300            3                      0.7250%


                                   EXPLANATION

1. The Applicable Margin with respect to the LIBOR Rental Rate will be set for each Pricing Period and will vary depending upon whether such period is a Level 1 Period, a Level 2 Period, or a Level 3 Period.

2. The first Pricing Period, which commences on the date of this Agreement and ends on December 31, 1997, will be a Level 1 Period.

3. The second pricing period, which commences on January 1, 1998 and ends on March 31, 1998, will be a Level 1 Period, a Level 2 Period, or a Level 3 Period depending upon Lessee's Senior Funded Indebtedness/Capital Ratio on September 30, 1997.

3. Each Pricing Period thereafter will be a Level 1 Period, a Level 2 Period, or a Level 3 Period depending upon Lessee's Senior Funded
      Indebtedness/Capital Ratio on the last day of the most recent fiscal quarter ending prior to the first day of such Pricing Period.

4.    Examples:

            (a) Lessee's Senior Funded Indebtedness/Capital Ratio is 0.12 on September 30, 1997. The Pricing Period of January 1, 1998 through March 31, 1998 will be a Level 1 Period.

            (b) Lessee's Senior Funded Indebtedness/Capital Ratio is 0.32 on December 31, 1997. The Pricing Period of April 1, 1998 through June 30, 1998 will be a Level 3 Period.

                                  SCHEDULE 1.O1

                                   DEFINITIONS


      "ABN AMRO" shall mean ABN AMRO Bank N.V.

      "Acquisition Advances" shall have the meaning given to that term in Subparagraph 2.01(b) of the Participation Agreement.

      "Acquisition Agreement" shall mean:

            (a) With respect to the Tract 2 Land and Improvements, the Purchase Agreement dated as of August 10, 1995 between Lessee and BNP Leasing Corporation;

            (b) With respect to the Tract 3 Improvements, the Purchase Agreement dated as of June 5, 1995 between Lessee and BNP Leasing Corporation; and

            (c) With respect to the Tract 4 Land and Improvements, the Option Agreement dated as of July 26, 1995 between Lessee and Amdahl Corporation.

      "Acquisition Date" shall mean the date on which Lessor acquires any Tract of Property or pays any Phase II Termination Payment pursuant to the Participation Agreement.

      "Acquisition Price" shall mean, with respect to each Tract of Property, the total purchase price payable by Lessor for such property on the Acquisition Date therefor.

      "Acquisition Request" shall have the meaning given to that term in Subparagraph 2.03(a) of the Participation Agreement.

      "Adjusted Net Income" shall mean, with respect to Lessee for any period, the sum, determined on a consolidated basis in accordance with GAAP, of the following:

            (a) The net income or net loss of Lessee and its Subsidiaries for such period before provision for income taxes;

                                      plus

            (b) The sum (to the extent deducted in calculating net income or loss in clause (a) above) of (i) all interest expenses of Lessee and its Subsidiaries accruing during such period, and (ii) all depreciation and amortization expenses of Lessee and its Subsidiaries accruing during such period;

                                      plus

            (c) The sum (to the extent deducted in calculating net income or loss in clause (a) above) of all non-recurring charges taken by Lessee and its Subsidiaries during such period in connection with the acquisition of in-process technology;


                                     1.01-1
                                      minus

            (d) All Capital Expenditures of Lessee and its Subsidiaries accruing during such period;

Provided, however, that, in calculating the Adjusted Net Income of Lessee for any period, all extraordinary and unusual gains and losses having no cash impact shall be ignored (subject to any necessary adjustments for any tax impact).

      "Advances" shall have the meaning given to that term in Subparagraph 2.01(b) of the Participation Agreement.

      "Advance Requests" shall have the meaning given to that term in Subparagraph 2.03(c) of the Participation Agreement.

      "Affiliate" shall mean, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, five percent (5%) or more of any class of Equity Securities of such Person, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (c) each of such Person's officers, directors, joint venturers and partners; provided, however, that in no case shall Lessor, Agent or any Participant be deemed to be an Affiliate of Lessee or any of its Subsidiaries for purposes of the Operative Documents. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

      "Agent" shall mean ABN AMRO, acting in its capacity as Agent for the Participants under the Operative Documents.

      "Agent's Fee Letter" shall mean the letter agreement dated as of November 6, 1997 between Lessee and Agent.

      "Agent's Fees" shall have the meaning given to that term in Subparagraph 2.04(a) of the Participation Agreement.

      "Alternate Rental Rate" shall mean, for any Rental Period (or portion thereof), the per annum rate equal to the Base Rate in effect from time to time during such period plus the Applicable Margin, such rate to change from time during such period as the Base Rate or Applicable Margin shall change.

      "Applicable Margin" shall mean:

            (a) With respect to the LIBOR Rental Rate, the per annum margin determined pursuant to the Pricing Grid and added to the LIBO Rate; or

            (b) With respect to the Alternate Rental Rate, Zero percent (0%) per annum;


                                     1.01-2

Provided, however, that each Applicable Margin set forth in subparagraphs (a) and (b) of this definition shall be increased by two percent (2.0%) per annum on the date an Event of Default occurs and shall continue at such increased rate while any Event of Default continues.

      "Applicable Participating Office" shall mean, with respect to any Participant, (a) initially, its office designated as such in Part B of Schedule I (or, in the case of any Participant which becomes a Participant by an assignment pursuant to Subparagraph 7.05(b) of the Participation Agreement, its office designated as such in the applicable Assignment Agreement) and (b) subsequently, such other office or offices as such Participant may designate to Agent as the office at which such Participant's interest in the Lease Agreement will thereafter be maintained and for the account of which all payments of Rent and other amounts payable to such Participant under the Operative Documents will thereafter be made.

      "Appraisal" shall mean an appraisal of any Tract of the Property or a portion thereof in a form satisfactory to Lessor, Agent and the Required Participants, prepared by an independent MAI appraiser that (a) complies with the Financial Institutions Reform, Recovery and Enforcement Act of 1989 and all other applicable Governmental Rules and (b) is approved by Lessor, Agent and the Required Participants (at the time such appraiser is selected).

      "Appurtenant Rights" shall mean all easements and rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to any Land or the Improvements thereto and the reversions, remainders, and all the estates, rights, titles, interests, property, possession, claim and demand whatsoever, both in law and in equity, of, in and to such Land and Improvements and every part and parcel thereof, with the appurtenances thereto.

      "Assignee Participant" shall have the meaning given to that term in Subparagraph 7.05(b) of the Participation Agreement.

      "Assignee Purchaser" shall have the meaning given to that term in Subparagraph 5.03(b)of the Purchase Agreement.

      "Assignment" shall have the meaning given to that term in Subparagraph 7.05(b) of the Participation Agreement.

      "Assignment Agreement" shall have the meaning given to that term in Subparagraph 7.05(b) of the Participation Agreement.

      "Assignment Effective Date" shall have, with respect to each Assignment Agreement, the meaning set forth therein.

      "Assignment of Construction Agreements" shall have the meaning given to that term in Subparagraph 2.11(a) of the Participation Agreement.

      "Assignment of Lease" shall have the meaning given to that term in Subparagraph 2.11(b) of the Participation Agreement.


                                     1.01-3

      "Assignor Participant" shall have the meaning given to that term in Subparagraph 7.05(b) of the Participation Agreement.

      "Assumed Appraisal" shall have the meaning given to that term in Subparagraph 3.02(h) of the Purchase Agreement.

      "Base Rate" shall mean, on any day, the greater of (a) the Prime Rate in effect on such date and (b) the Federal Funds Rate for such day plus one-half percent (0.50%).

      "Base Rent" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

      "Business Day" shall mean any day on which (a) commercial banks are not authorized or required to close in San Francisco, California or New York, New York and (b) if such Business Day is related to a LIBOR Rental Rate, dealings in Dollar deposits are carried out in the London interbank market.

      "Capital Adequacy Requirement" shall have the meaning given to that term in Subparagraph 2.12(d) of the Participation Agreement.

      "Capital Asset" shall mean, with respect to any Person, any tangible fixed or capital asset owned or leased (in the case of a Capital Lease) by such Person, or any expense incurred by such Person that is required by GAAP to be reported as a non-current asset on such Person's balance sheet.

      "Capital Expenditures" shall mean, with respect to any Person and any period, all expenses accrued by such Person during such period for the acquisition of Capital Assets (including all indebtedness incurred or assumed in connection with Capital Leases).

      "Capital Leases" shall mean any and all lease obligations that, in accordance with GAAP, are required to be capitalized on the books of a lessee.

      "Cash Collateral" shall mean cash held or maintained by Agent in a deposit account to the extent such cash and account are held and maintained in accordance with the Cash Collateral Agreement and Lessor has a first priority perfected security interest therein securing the Lessee Obligations.

      "Cash Collateral Agreement" shall have the meaning given to that term in Subparagraph 2.11(a) of the Participation Agreement.

      "Cash Equivalents" shall mean:

            (a) Direct obligations of, or obligations the principal and interest on which are unconditionally guaranteed by, the United States of America or obligations of any agency of the United States of America to the extent such obligations are backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof;


                                     1.01-4

            (b) Certificates of deposit maturing within one year from the date of acquisition thereof issued by a commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Participant, provided that (A) such deposits are denominated in Dollars, (B) such bank or trust company has capital, surplus and undivided profits of not less than $100,000,000 and (C) such bank or trust company has certificates of deposit or other debt obligations rated at least A-1 (or its equivalent) by Standard and Poor's Ratings Group or P-1 (or its equivalent) by Moody's Investors Service, Inc.;

            (c) Open market commercial paper maturing within 270 days from the date of acquisition thereof issued by a corporation organized under the laws of the United States of America or a state thereof, provided such commercial paper is rated at least A-1 (or its equivalent) by Standard and Poor's Ratings Group or P-1 (or its equivalent) by Moody's Investors Service, Inc.; and

            (d) Any repurchase agreement entered into with a commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Participant, provided that (A) such bank or trust company has capital, surplus and undivided profits of not less than $100,000,000, (B) such bank or trust company has certificates of deposit or other debt obligations rated at least A-1 (or its equivalent) by Standard and Poor's Ratings Group or P-1 (or its equivalent) by Moody's Investors Service, Inc., (C) the repurchase obligations of such bank or trust company under such repurchase agreement are fully secured by a perfected security interest in a security or instrument of the type described in clause (a), (b) or (c) above and (D) such security or instrument so securing the repurchase obligations has a fair market value at the time such repurchase agreement is entered into of not less than 100% of such repurchase obligations.

      "Casualty" shall mean any damage to, destruction of or decrease in the value of all or any portion of any of the Property as a result of fire, flood, earthquake or other natural cause; the actions or inactions of any Person or Persons (whether willful or unintentional and whether or not constituting negligence); or any other cause.

      "Casualty and Condemnation Proceeds" shall mean all awards, damages, compensation, reimbursement and other payments made or to be made to Lessee, Lessor or Agent from any insurer, Governmental Authority or other Person (other than Lessee or any Lessor Party) on account of any Casualty or Condemnation.

      "Change of Control" shall mean, with respect to Lessee, (a) the acquisition by any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934 (as amended, the "Exchange Act")) of (i) beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act) of thirty-five percent (35%) or more of the outstanding Equity Securities of Lessee entitled to vote for members of the board of directors, or (ii) all or substantially all of the assets of Lessee and its Subsidiaries taken as a whole; or (b) during any period of twelve (12) consecutive calendar months, individuals who are directors of Lessee on the first day of such period ("Initial Directors") and any directors of Lessee who are specifically approved by two-thirds of the Initial


                                     1.01-5

Directors and previously-approved Directors shall cease to constitute a majority of the Board of Directors of Lessee before the end of such period.

      "Change of Law" shall have the meaning given to that term in Subparagraph 2.12(b) of the Participation Agreement.

      "Closing Date" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

      "Closing Date Appraisal" shall mean, with respect to any Tract of Property (or any portion thereof) on or as of a recent date prior to the Closing Date, an Appraisal that assesses at such time the Fair Market Value of such Tract of Property (or such portion) on such date, as improved with any Existing Improvements.

      "Co-Agent" shall mean Banque Nationale de Paris.

      "Collateral" shall mean the Property Collateral, the Cash Collateral and all other property in which any Lessor Party has a Lien to secure any of the Lessee Obligations.

      "Commencement Date" shall have the meaning given to that term in Subparagraph 2.02(a) of the Lease Agreement.

      "Commitment" shall mean, with respect to any Participant at any time, such Participant's Proportionate Share of the Total Commitment at such time.

      "Commitment Extension Fee" shall have the meaning given to that term in Subparagraph 2.04(c) of the Participation Agreement.

      "Commitment Extension Request" shall have the meaning given to that term in Subparagraph 2.09(a) of the Participation Agreement.

      "Commitment Fees" shall have the meaning given to that term in Subparagraph 2.04(b) of the Participation Agreement.

      "Commitment Period" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

      "Commitment Termination Date" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

      "Completion" shall have the meaning given to that term in Subparagraph 3.05(b) of the Construction Agency Agreement. "Completed" and "Completion" shall have comparable meanings.

      "Completion Date" shall mean the first date on which all of the conditions set forth in Subparagraph 3.05(c) of the Construction Agency Agreement are satisfied.


                                     1.01-6

      "Compliance Certificate" shall have the meaning given to that term in Subparagraph 5.01(a) of the Participation Agreement.

      "Condemnation" shall mean any condemnation, requisition, confiscation, seizure or other taking or sale of the use, access, occupancy or other right in or to all or any portion of any of the Property (whether wholly or partially, temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Governmental Authority or other Person having the power of eminent domain, including an action by any such Governmental Authority or Person to change the grade of, or widen the streets adjacent to, such Property or alter the pedestrian or vehicular traffic flow to such Property so as to result in change in access to such Property, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action. A "Condemnation" shall be deemed to have occurred on the earliest of the dates that use, access, occupancy or other right is taken.

      "Conforming Bid" shall have the meaning given to that term in Subparagraph 3.02(c) of the Purchase Agreement.

      "Construction Agency Agreement" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

      "Construction Agreements" shall have the meaning given to that term in Paragraph 3.02 of the Construction Agency Agreements.

      "Contingent Obligation" shall mean, with respect to any Person, (a) any Guaranty Obligation of that Person; and (b) any direct or indirect obligation or liability, contingent or otherwise, of that Person (i) in respect of any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments, (ii) as a partner or joint venturer in any partnership or joint venture, (iii) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (iv) in respect to any Rate Contract that is not entered into in connection with a bona fide hedging operation that provides offsetting benefits to such Person. The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of "Guaranty Obligation") be deemed equal to the maximum reasonably anticipated liability in respect thereof, and shall with respect to item (b)(iv) of this definition be marked to market on a current basis.

      "Contractual Obligation" of any Person shall mean, any indenture, note, lease, loan agreement, security, deed of trust, mortgage, security agreement, guaranty, instrument; contract, agreement or other form of contractual obligation or undertaking to which such Person is a party or by which such Person or any of its property is bound.

      "Credit Event" shall mean the making of each Advance or the exercise of the Partial Purchase Option or Marketing Option under the Purchase Agreement.


                                     1.01-7

      "Current Appraisal" shall have the meaning given to that term in Subparagraph 3.02(h) of the Purchase Agreement.

      "Debt Service Coverage Ratio" shall mean, with respect to Lessee for any period, the ratio, determined on a consolidated basis in accordance with GAAP, of:

            (a)   The Adjusted Net Income of Lessee for such period;

                                       to

            (b) The sum of (i) all interest expenses of Lessee and its Subsidiaries accruing during such period and (ii) the current maturities of all long-term debt (or, in the case of Capital Leases, amounts attributable to principal).

      "Default" shall mean any Event of Default under the Lease Agreement or any event or circumstance not yet constituting an Event of Default under the Lease Agreement which, with the giving of any notice or the lapse of any period of time or both, would become an Event of Default under the Lease Agreement.

      "Defaulting Participant" shall mean a Participant which has failed to fund its portion of any Advance which it is required to fund under the Participation Agreement and has continued in such failure for three (3) Business Days after written notice from Agent.

      "Designated Purchaser" shall have the meaning given to that term in Subparagraph 3.02(e) of the Purchase Agreement.

      "Dollars" and "$" shall mean the lawful currency of the United States of America and, in relation to any payment under the Operative Documents, same day or immediately available funds.

      "Eligible Assignee" shall mean (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $500,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $500,000,000, provided that such bank is acting through a branch or agency located in the United States; or (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Participant, (ii) a Subsidiary of a Person of which a Participant is a Subsidiary, or (iii) a Person of which a Participant is a Subsidiary.

      "Employee Benefit Plan" shall mean any employee benefit plan within the meaning of section 3(3) of ERISA maintained or contributed to by Lessee or any ERISA Affiliate, other than a Multiemployer Plan.

      "Environmental Laws" shall mean the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environment Response, Compensation and Liability Act of 1980 (including the Superfund Amendments and


                                     1.01-8

Reauthorization Act of 1986, "CERCLA"), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, 29 U.S.C. Section 651; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and all other Governmental Rules relating to the protection of human health and the environment, including all Governmental Rules pertaining to reporting, licensing, permitting, transportation, storage, disposal, investigation, and remediation of emissions, discharges, releases, or threatened releases of Hazardous Materials into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Hazardous Materials.

      "Equity Securities" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended or supplemented, including any rules or regulations issued in connection therewith.

      "ERISA Affiliate" shall mean any Person which is treated as a single employer with Lessee under Section 414 of the IRC.

      "Event of Default" shall have the meaning given to that term in Paragraph
5.01 of the Lease Agreement.

      "Executive Officer" shall mean any officer of Lessee designated by Lessee's Board of Directors as a "reporting officer" under Section 16 of the Securities Exchange Act of 1934.

      "Exhibit B Supplement" shall have the meaning given to that term in Subparagraph 2.03(b) of the Participation Agreement.

      "Existing Improvements" shall mean (a) with respect to a particular Tract of Land, all Improvements existing on such Land on the Acquisition Date therefor and (b) with respect to all the Land, all such Improvements. Each reference to "Existing Improvements" shall refer collectively to Existing Improvements with respect to all the Land unless such reference specifically indicates that it applies to a particular Tract.

      "Expiration Date" shall mean the earlier of (a) the Scheduled Expiration Date under the Lease Agreement, as such date may be extended pursuant to this Agreement, and (b) the Termination Date for the Lease Agreement, if the Lease Agreement is terminated prior to its Scheduled Expiration Date in accordance with its terms.

      "Expiration Date Appraisal" shall mean, with respect to any Tract of Property (or any portion thereof) at any time, an Appraisal that assesses at such time the Fair Market Value of such Tract of Property (or such portion) on the Scheduled Expiration Date and as improved in


                                     1.01-9
accordance with the Plans and Specifications for all New Improvements, if any, to be made to such Tract of Property (or such Portion).

      "Expiration Date Purchase Option" shall have the meaning given to that term in Subparagraph 3.01(b) of the Purchase Agreement.

      "Fair Market Value" shall mean, with respect to any of the Property or any portion thereof, the maximum reasonable amount (not less than zero) that would be paid in cash in an arm's-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, for the ownership of the Property or such portion.

      "FASB 13" shall mean Financial Accounting Standards Board Statement No.
13.

      "Federal Funds Rate" shall mean, for any day, the rate per annum set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor publication, "H.15 (519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day, such rate is not yet published in
H.15 (519), the rate for such day shall be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor publication, the "Composite 3:30 p.m. Quotations") for such day under the caption "Federal Funds Effective Rate". If on any relevant day, such rate is not yet published in either H.15 (519) or the Composite 3:30 p.m. Quotations, the rate for such day shall be the arithmetic means, as determined by Agent, of the rates quoted to Agent for such day by three (3) Federal funds brokers of recognized standing selected by Agent.

      "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System.

      "Financial Statements" shall mean, with respect to any accounting period for any Person, statements of income, shareholders' equity and cash flows of such Person for such period, and a balance sheet of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

      "Funded Indebtedness" of any Person shall mean, without duplication:

            (a) All obligations of such Person evidenced by notes, bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money (including the then outstanding face amount of "pre-acceptance" accounts receivable sold by KLA-Tencor Japan, Ltd. with recourse);

            (b) All obligations of such Person for the deferred purchase price of property or services (including obligations under letters of credit and other credit facilities which secure or finance such purchase price and obligations under "synthetic" leases), other


                                    1.01-10
      than trade payables incurred by such Person in the ordinary course of its business on ordinary terms and not overdue;

            (c) All obligations of such Person under conditional sale or other title retention agreements with respect to property acquired by such Person (to the extent of the value of such property if the rights and remedies of the seller or lender under such agreement in the event of default are limited solely to repossession or sale of such property); and

            (d) All obligations of such Person as lessee under or with respect to Capital Leases.

      "GAAP" shall mean generally accepted accounting principles and practices as in effect in the United States of America from time to time, consistently applied.

      "Governmental Authority" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the Federal Deposit Insurance Corporation, the Federal Reserve Board, the Comptroller of the Currency, any central bank or any comparable authority.

      "Governmental Charges" shall mean taxes, levies, assessments, fees, imposts, duties, licenses, recording charges, claims or other charges imposed by any Governmental Authority.

      "Governmental Rule" shall mean any law, rule, regulation, ordinance, order, code, interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

      "Guaranty Obligation" shall mean, with respect to any Person, any direct or indirect liability of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

      "Hazardous Materials" shall mean all chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, liquid, or gaseous in nature, and all other materials, substances and wastes which are classified or regulated as "hazardous,"


                                    1.01-11

"toxic" or similar descriptions under any Environmental Law or which are hazardous, toxic, harmful or dangerous to the environment or human health.

      "Improvement/Expense Advance Request" shall have the meaning given to that term in Subparagraph 2.03(b) of the Participation Agreement.

      "Improvement/Expense Advances" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

      "Improvements" shall mean all buildings, structures, facilities, fixtures and other improvements of every kind and description now or hereafter located on any of the Land, including (a) all parking areas, roads, driveways, walks, fences, walls, drainage facilities and other site improvements; (b) all water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utility equipment and facilities, all plumbing, lighting, heating, ventilating, air-conditioning, refrigerating, incinerating, compacting, fire protection and sprinkler, surveillance and security, public address and communications equipment and systems, partitions, elevators, escalators, motors, machinery, pipes, fittings and other items of equipment of every kind and description now or hereafter located on such Land or attached to the Improvements thereto which by the nature of their location thereon or attachment thereto are real property under applicable law; and (c) all Modifications to such Land or its Improvements, except for any Modifications removed by Lessee from the Property pursuant to Subparagraph 3.10 of the Lease Agreement.

      "Indebtedness" of any Person shall mean, without duplication:

            (a) All obligations of such Person evidenced by notes, bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money (including obligations to repurchase receivables and other assets sold with recourse);

            (b) All obligations of such Person for the deferred purchase price of property or services (including obligations under letters of credit and other credit facilities which secure or finance such purchase price and obligations under "synthetic" leases);

            (c) All obligations of such Person under conditional sale or other title retention agreements with respect to property acquired by such Person (to the extent of the value of such property if the rights and remedies of the seller or lender under such agreement in the event of default are limited solely to repossession or sale of such property);

            (d) All obligations of such Person as lessee under or with respect to Capital Leases;

            (e) All non-contingent payment or reimbursement obligations of such Person under or with respect to Surety Instruments;

            (f) All net obligations of such Person, contingent or otherwise, under or with respect to Rate Contracts;


                                    1.01-12

            (g) All Guaranty Obligations of such Person with respect to the obligations of other Persons of the types described in clauses (a) - (f) above; and

            (h) All obligations of other Persons of the types described in clauses (a) - (f) above to the extent secured by (or for which any holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien in any property (including accounts and contract rights) of such Person, even though such Person has not assumed or become liable for the payment of such obligations.

      "Indemnified Taxes" shall mean all income taxes, stamp taxes, sales taxes, use taxes, rental taxes, gross receipts taxes, property (tangible and intangible) taxes, franchise taxes, excise taxes, value added taxes, turnover taxes, withholding taxes and other taxes and Governmental Charges, together with any and all assessments, penalties, fines, additions and interest thereon, except:

            (a) Net income taxes and franchise taxes in lieu of net income taxes imposed on any Lessor Party by:

                  (i)   Its jurisdiction of organization;

                  (ii)  A jurisdiction in which it maintains a lending office;
            or

                  (iii) Any other jurisdiction in which such Lessor Party is subject to such taxes by reason of an office or other property or the employees, agents or independent contractors of such Lessor Party in such jurisdiction the presence of which is not contemplated by the Operative Documents (except to the extent such taxes are imposed as a result of (A) the location, operation or use of any portion or component of the Property in such jurisdiction, (B) the location, presence, activities or place of business of Lessee, its Affiliates or any Person claiming by, through or under Lessee (a "Lessee Person") in such jurisdiction or (C) the making of any payments from such jurisdiction by or on behalf of a Lessee Person);

      Except, in each case, to the extent that such taxes exceed the amount of such taxes that would have been imposed had the transactions contemplated by the Participation Agreement been characterized as a loan (provided, however, that this exclusion shall not be construed to prevent a payment from being made on an after tax basis);

            (b) Any tax or other Governmental Charge that has not become a Lien on any of the Property and that Lessee is contesting pursuant to Paragraph 3.12 of the Lease Agreement (but only while Lessee is so contesting such tax or Governmental Charge);

            (c) Any tax or other Governmental Charge that is imposed upon an Indemnitee primarily as a result of the gross negligence or willful misconduct of such Indemnitee itself (as opposed to gross negligence or willful misconduct imputed to such Indemnitee), but not taxes or other Governmental Charges imposed as a result of ordinary negligence of such Indemnitee;


                                    1.01-13

            (d) Any tax or other Governmental Charge to the extent it relates to any act, event or omission that occurs with respect to the Property after the termination of the Lease Agreement, redelivery or sale of the Property in accordance with the terms of the Operative Documents and payment by Lessee of all amounts due under the Operative Documents, unless and to the extent such tax or Governmental Charge is attributable to actions, omissions or events occurring in connection with the exercise of remedies following an Event of Default; provided, that this exclusion shall not apply to taxes or Governmental Charges that are related to or arising from payments made under the Operative Documents, or events, acts or omissions occurring or matters arising prior to or simultaneous with the time set forth above; or

            (e) Any tax which is a withholding tax if such tax is imposed in respect of payments to a Lessor Party that is required to deliver a United States Internal Revenue Service Form 1001 or 4224 if such form is not effective to entitle such Lessor Party to receive payment under the Operative Documents without deduction or withholding of United States federal income tax as a result of an act or omission of such Lessor Party.

      "Indemnitees" shall mean the Lessor Parties and their Affiliates and their respective directors, officers, employees, agents, attorneys and advisors.

      "Indemnity Amount" shall have the meaning given to that term in Subparagraph 3.02(g) of the Purchase Agreement.

      "Initial Acquisition Advances" shall have the meaning given to that term in Subparagraph 2.03(a) of the Participation Agreement.

      "Initial Bid" shall have the meaning given to that term in Subparagraph 3.02(b) of the Purchase Agreement.

      "Initial Marketing Period" shall have the meaning given to that term in Subparagraph 3.02(b) of the Purchase Agreement.

      "Initial Property" shall mean the Tract 1 Property, the Tract 2 Property, the Tract 3 Property and the Tract 5 Property.

      "Insurance Requirements" shall mean all terms, conditions and requirements imposed by the policies of insurance which Lessee is required to maintain by the Operative Documents.

      "Investment" of any Person shall mean any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including any Guaranty Obligations of such Person and any Indebtedness of such Person of the type described in clause (h) of the definition of "Indebtedness" on behalf of any other Person); provided, however, that Investments shall not include (a) accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales of


                                    1.01-14
inventory in the ordinary course of such Person's business or (b) prepaid expenses of such Person incurred and prepaid in the ordinary course of business.

      "IRC" shall mean the Internal Revenue Code of 1986.

      "Issues and Profits" shall mean all present and future rents, royalties, issues, profits, receipts, revenues, income, earnings and other benefits accruing from any of the Land, Improvements or Appurtenant Rights (whether in the form of accounts, chattel paper, instruments, documents, investment property, general intangibles or otherwise) including all rents and other amounts payable pursuant to any Subleases.

      "Land" shall mean all lots, pieces, tracts or parcels of land described in Exhibit A to the Lease Agreement and leased by Lessee pursuant to the Lease Agreement.

      "Lease Agreement" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

      "Lease Extension Request" shall have the meaning given to that term in Subparagraph 2.09(b) of the Participation Agreement.

      "Lease Reduction Payments" shall mean each of the following to the extent applied to reduce the Outstanding Lease Amount pursuant to the Operative
Documents:

            (a)   Casualty and Condemnation Proceeds;

            (b) The purchase price paid for the Property (or any portion thereof) by Lessee, an Assignee Purchaser or a Designated Purchaser pursuant to the Purchase Agreement;

            (c) The Residual Value Guaranty and Indemnity Amount paid by Lessee pursuant to the Purchase Agreement;

            (d) Any proceeds received by Lessee from any sale of the Property after the Expiration Date if such Property is retained by Lessor after such Expiration Date pursuant to the applicable Purchase Agreement; and

            (e) Any proceeds received by any Lessor Party from the exercise of any of its remedies under the Operative Documents after the occurrence of an Event of Default under the Lease Agreement.

      "Lessee" shall mean KLA-Tencor Corporation, acting in its capacity as Lessee under the Operative Documents.

      "Lessee Obligations" shall mean and include all liabilities and obligations owed by Lessee to any Lessor Party under any of the Operative Documents of every kind and description and however arising (whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising), including the obligation of Lessee to pay Rent, to pay the Residual Value Guaranty Amount, Indemnity Amount and/or Outstanding Lease Amount and to


                                    1.01-15
pay all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Lessee or payable by Lessee under the Operative Documents.

      "Lessee Security Documents" shall mean and include the Lease Agreement, the Cash Collateral Agreement, the Assignment of Construction Agreements and all other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements and fixture filings and landlord waivers) delivered to any Lessor Party in connection with any Collateral or to secure the Lessee Obligations.

      "Lessor" shall mean Lease Plan U.S.A., Inc., acting in its capacity as Lessor under the Operative Documents.

      "Lessor Deed of Trust" shall have the meaning given to that term in Subparagraph 2.11(b) of the Participation Agreement.

      "Lessor Liens" shall mean any Liens or other interests in any of the Property of any Person other than Lessee or a Lessor Party arising as a result of (a) any transfer or assignment by Lessor to such Person of any of Lessor's interests in such Property in violation of any of the Operative Documents or (b) any claim against Lessor by any such Person unrelated to any of the Operative Documents or the transactions contemplated thereby. (Lessor Liens shall include Liens granted by Lessor to Agent or any Participant to secure the Lessor Obligations.)

      "Lessor Obligations" shall mean and include all liabilities and obligations owed by Lessor to Agent or any Participant under any of the Operative Documents of every kind and description and however arising (whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising), including the obligation of Lessor to share payments made by Lessee to Lessor under the Operative Documents as provided in Paragraph 2.06 of the Participation Agreement.

      "Lessor Parties" shall mean Lessor, the Participants and Agent.

      "Lessor Security Agreement" shall have the meaning given to that term in Subparagraph 2.11(b) of the Participation Agreement.

      "Liabilities" shall mean, with respect to Lessee at any time, the sum at such time, determined on a consolidated basis in accordance with GAAP, of (a) all liabilities of Lessee and its Subsidiaries that, in accordance with GAAP, are reflected in the consolidated balance sheet of Lessee and its Subsidiaries at such time, plus (b) the aggregate amount attributable to principal under all "synthetic leases" of Lessee and its Subsidiaries, plus (c) the then outstanding face amount of "pre-acceptance" accounts receivable sold by KLA- Tencor Japan, Ltd. with recourse, plus (d) the face amount of all outstanding standby letters of credit issued for the account of Lessor and its Subsidiaries, plus (e) any direct or indirect obligation or liability of Lessor and its Subsidiaries as a partner or joint venturer in any partnership or joint venture to the extent of any pass-through liability, plus (f) any direct or indirect obligation or liability of Lessor and its Subsidiaries in respect to any Rate Contract that is not entered into in connection with a bona fide hedging operation that provides offsetting benefits to Lessee and its Subsidiaries.


                                    1.01-16

      "Liabilities/Tangible Net Worth Ratio" shall mean, with respect to Lessee at any time, the ratio, determined on a consolidated basis in accordance with GAAP, of:

            (a)   The Liabilities of Lessee and its Subsidiaries at such time;

                                       to

            (b) The Tangible Net Worth of Lessee and its Subsidiaries at such time.

      "LIBO Rate" shall mean, with respect to any Rental Period for a Portion, a rate per annum equal to the quotient (rounded upward if necessary to the nearest 1/100 of one percent) of (a) the arithmetic mean (rounded upward if necessary to the nearest 1/16 of one percent) of the rates per annum appearing on the Telerate Page 3750 (or any successor publication) on the second Business Day prior to the first day of such Rental Period at or about 11:00 A.M. (London time) (for delivery on the first day of such Rental Period) for a term comparable to such Rental Period (or for a term of one (1) month for any Rental Period that is less than one (1) month but is at least seven (7) days), divided by (b) one minus the Reserve Requirement in effect from time to time. If for any reason rates are not available as provided in clause (a) of the preceding sentence, the rate to be used in clause (a) shall be, the rate per annum at which Dollar deposits are offered by ABN AMRO to prime banks in the London interbank market on the second Business Day prior to the first day of such Rental Period at or about 11:00 A.M. (London time) (for delivery on the first day of such Rental Period) in an amount substantially equal to ABN AMRO's Proportionate Share of the applicable Portion and for a term comparable to such Rental Period (or for a term of one (1) month for any Rental Period that is less than one (1) month but is at least seven (7) days). The LIBO Rate shall be adjusted automatically as of the effective date of any change in the Reserve Requirement.

      "LIBOR Rental Rate" shall mean, for any Rental Period and Portion, the per annum rate equal to the LIBO Rate for such Rental Period and Portion, plus the Applicable Margin, such rate to change from time to time during such period as the Applicable Margin shall change.

      "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, charge or other encumbrance in, of, or on such property or the income therefrom, including the interest of a vendor or lessor under a conditional sale agreement, Capital Lease, "synthetic" lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

      "Major Casualty" shall mean, with respect to the Property, any Casualty affecting such Property where (a) the damage to such Property is treated by any insurer of such Property as a total loss; (b) such Property cannot reasonably be repaired and restored to the condition in which it existed immediately prior to such Casualty; or (c) the reasonably anticipated cost to repair and restore such Property to the condition in which it existed immediately prior to such Casualty would exceed twenty-five percent (25%) of the Outstanding Lease Amount.

      "Major Condemnation" shall mean, with respect to the Property, any Condemnation affecting such Property where (a) all or substantially all of such Property is taken by such Condemnation; (b) such Property cannot reasonably be repaired and restored to the condition in


                                    1.01-17
which it existed immediately prior to such Condemnation; or (c) the reasonably anticipated cost to repair and restore such Property to the condition in which it existed immediately prior to such Condemnation would exceed twenty-five percent (25%) of the Outstanding Lease Amount.

      "Majority Participants" shall mean (a) at any time the aggregate Outstanding Lease Amount is greater than $0, Participants whose aggregate Outstanding Participation Amounts equal or exceed fifty percent (50%) of the aggregate Outstanding Lease Amount at such time and (b) at any time the aggregate Outstanding Lease Amount is $0, Participants whose Proportionate Shares equal or exceed fifty percent (50%).

      "Margin Stock" shall have the meaning given to that term in Regulation U issued by the Federal Reserve Board, as amended from time to time, and any successor regulation thereto.

      "Marketing Option" shall have the meaning given to that term in Subparagraph 3.01(a) of the Purchase Agreement.

      "Marketing Option Event of Default" shall mean any Event of Default other than a Non-Marketing Option Event of Default.

      "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, operations or financial or other condition of Lessee and its Subsidiaries, taken as a whole; (b) the ability of Lessee to pay or perform the Lessee Obligations in accordance with the terms of the Operative Documents; (c) the rights and remedies of any Lessor Party under the Operative Documents or any related document, instrument or agreement; or (d) the value of the Property and the Collateral, any Lessor Party's security interests, Liens or other rights in the Property and the Collateral or the perfection or priority of such security interests, Liens or rights.

      "Material Subsidiary" shall mean, as of any date, each Subsidiary of Lessee whose assets on the last day of the immediately preceding fiscal year equaled or exceeded five percent (5%) of the consolidated total assets of Lessee and all of its Subsidiaries on such day. As used herein, "assets" shall mean the net book value of assets calculated in accordance with GAAP.

      "maturity" shall mean, with respect to any Rent, interest, fee or other amount payable by Lessee under the Operative Documents, the date such Rent, interest, fee or other amount becomes due, whether upon the stated maturity or due date, upon acceleration or otherwise.

      "Modifications" shall have the meaning given to that term in Subparagraph 3.01(c) of the Lease Agreement.

      "Multiemployer Plan" shall mean any multiemployer plan within the meaning of section 3(37) of ERISA maintained or contributed to by Lessee or any ERISA Affiliate.

      "Net Proceeds" shall mean, with respect to any sale or issuance of any Equity Security or any other security by any Person, the aggregate consideration received by such Person from such sale or issuance less the sum of the actual amount of the customary fees and commissions payable to Persons other than such Person or any Affiliate of such Person, the reasonable legal expenses and the other customary costs and expenses directly related to such sale or issuance that are to be paid by such Person.


                                    1.01-18

      "New Improvements" shall mean (a) with respect to a particular Tract of Land, all new Improvements to such Tract and its Existing Improvements contemplated by the Plans and Specifications for such Tract delivered by Lessee to Lessor and (b) with respect to all the Land, all such new Improvements. Each reference to "New Improvements" shall refer collectively to New Improvements with respect to all the Land unless such reference specifically indicates that it applies to a particular Tract.

      "Non-Marketing Option Event of Default" shall mean an Event of Default arising only under Subparagraph 5.01(b) of the Lease Agreement and only as a result of Lessee's failure to observe or perform a covenant, obligation, condition or agreement set forth in Paragraph 5.03 of the Participation Agreement.

      "Notice of Expiration Date Purchase Option Exercise" shall have the meaning given to that term in Paragraph 3.01 of the Purchase Agreement.

      "Notice of Marketing Option Exercise" shall have the meaning given to that term in Paragraph 3.01 of the Purchase Agreement.

      "Notice of Partial Purchase Option Exercise" shall have the meaning given to that term in Subparagraph 2.02(a) of the Purchase Agreement.

      "Notice of Rental Period Selection" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

      "Notice of Term Purchase Option Exercise" shall have the meaning given to that term in Subparagraph 2.01(a) of the Purchase Agreement.

      "Operative Documents" shall mean and include the Participation Agreement, the Lease Agreement, the Construction Agency Agreement, the Purchase Agreement, the Lessee Security Documents, the Lessor Deed of Trust, the Lessor Security Agreement, the Assignment of Lease and the Agent's Fee Letter; all other notices, requests, certificates, documents, instruments and agreements delivered to any Lessor Party pursuant to Paragraph 3.01 or 3.02 of the Participation Agreement; and all notices, requests, certificates, documents, instruments and agreements delivered to any Lessor Party in connection with any of the foregoing on or after the date of the Participation Agreement. (Without limiting the generality of the preceding definition, the term "Operative Documents" shall include all written waivers, amendments and modifications to any of the notices, requests, certificates, documents, instruments and agreements referred to therein.)

      "Outside Completion Date" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

      "Outstanding Lease Amount" shall mean, on any date, the remainder of (a) the sum of all Advances made by Lessor on or prior to such date, minus (b) the sum of all Lease Reduction Payments applied by Lessor on or prior to such date.

      "Outstanding Participation Amount" shall mean, with respect to any Participant on any date, the remainder of (a) the sum of the portions of all Advances funded by such Participant on


                                    1.01-19
or prior to such date, minus (b) the sum of such Participant's share of all Lease Reduction Payments applied to the Outstanding Lease Amount on or prior to such date.

      "Outstanding Tranche A Participation Amount" shall mean, with respect to any Tranche A Participant on any date, the remainder of (a) such Participant's Tranche A Portion of all Advances made by Lessor on or prior to such date, minus
(b) such Participant's share of all Lease Reduction Payments applied to the Tranche A Portion of the Advances on or prior to such date.

      "Outstanding Tranche B Participation Amount" shall mean, with respect to any Tranche B Participant on any date, the remainder of (a) such Participant's Tranche B Portion of all Advances made by Lessor on or prior to such date, minus
(b) such Participant's share of all Lease Reduction Payments applied to the Tranche B Portion of the Advances on or prior to such date.

      "Outstanding Tranche C Participation Amount" shall mean, with respect to any Tranche C Participant on any date, the remainder of (a) such Participant's Tranche C Portion of all Advances made by Lessor on or prior to such date, minus
(b) such Participant's share of all Lease Reduction Payments applied to the Tranche C Portion of the Advances on or prior to such date.

      "Partial Purchase Date" shall have the meaning given to that term in Subparagraph 2.02(a) of the Purchase Agreement.

      "Partial Purchase Option" shall have the meaning given to that term in Paragraph 2.02 of the Purchase Agreement.

      "Participants" shall mean the financial institutions from time to time listed in Schedule I to the Participation Agreement (as amended from time to time pursuant to Subparagraph 7.05(b) of the Participation Agreement or otherwise), acting in their capacities as Participants under the Operative Documents.

      "Participation Agreement" shall mean the Participation Agreement, dated as of November 12, 1997 among Lessee and the Lessor Parties.

      "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

      "Permitted Improvement Costs" shall mean all reasonable costs and expenses necessary for the construction of the New Improvements to the Tract 1 Land, Tract 3 Land, Tract 4 Land and Tract 5 Land (not including the costs of the Land, the Existing Improvements and the other Property to be acquired for the Acquisition Prices paid by Lessor for the Tract 1 Property, Tract 3 Property, Tract 4 Property and Tract 5 Property on the Acquisition Dates therefor), including:

            (a) All reasonable costs and expenses of building supplies and materials necessary for the construction of the New Improvements;


                                    1.01-20

            (b) All reasonable costs and expenses of architects, engineers, contractors and other Persons providing labor and services necessary for the construction of the New Improvements; and

            (c) All reasonable costs and expenses of performance and other bonds and other insurance necessary for the construction of the New Improvements.

      "Permitted Liens" shall have the meaning given to that term in Subparagraph 5.02(a) of the Participation Agreement.

      "Permitted Property Liens" shall have the meaning given to that term in Subparagraph 3.07(a) of such Lease Agreement.

      "Permitted Transaction Expenses" shall mean the following costs and expenses to the extent payable by Lessee in connection with and directly related to the preparation, execution and delivery of the Operative Documents and the transactions contemplated thereby:

            (a) The reasonable fees and expenses of counsel for Lessee incurred in connection with the preparation, negotiation, execution and delivery of the Operative Documents;

            (b) The reasonable fees and expenses of counsel for each of Lessor and Agent incurred in connection with the preparation, negotiation, execution and delivery of the Operative Documents;

            (c) The reasonable fees and expenses incurred in recording, registering or filing any of the Operative Documents;

            (d) The title fees, premiums and escrow costs and other expenses relating to title insurance and the closing of the transactions contemplated by the Operative Documents;

            (e) The reasonable fees and expenses of required environmental audits and appraisals;

            (f) The reasonable fees and expenses of consultants and accountants for Lessee;

            (g)   The reasonable fees and expenses for surveys; and

            (h)   Other related reasonable fees and expenses.

      "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, an unincorporated association, a limited liability company, a joint venture, a trust or other entity or a Governmental Authority.

      "Personal Property Collateral" shall have the meaning given to that term in Subparagraph 2.07(b) of the Lease Agreement.


                                    1.01-21

      "Phase IIA Participants" shall have the meaning given to that term in Recital A to the Participation Agreement.

      "Phase IIA Participation Agreement" shall have the meaning given to that term in Recital A to the Participation Agreement.

      "Phase IIA Lease Agreement" shall have the meaning given to that term in Recital A to the Participation Agreement.

      "Phase IIA Termination Payment" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

      "Phase IIB Participants" shall have the meaning given to that term in Recital B to the Participation Agreement.

      "Phase IIB Participation Agreement" shall have the meaning given to that term in Recital B to the Participation Agreement.

      "Phase IIB Lease Agreement" shall have the meaning given to that term in Recital B to the Participation Agreement.

      "Phase IIB Termination Payment" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

      "Phase II Lease Agreements" shall have the meaning given to that term in Recital C to the Participation Agreement.

      "Phase II Participants" shall have the meaning given to that term in Recital C to the Participation Agreement.

      "Phase II Termination Payments" shall have the meaning given to that term in Subparagraph 2.03(a) of the Participation Agreement.

      "Plans and Specifications" shall mean, with respect to the Tract 1 Land, Tract 3 Land, Tract 4 Land or Tract 5 Land, the architectural, engineering and construction plans, specifications and drawings for the new improvements (which improvements may consist of a building shell or interior improvements only), if any, to be constructed on such Tract pursuant to the Operative Documents, as delivered to Lessor pursuant to clause (iii) of Subparagraph 2.01(b) and Paragraph 3.03 of the Participation Agreement, as such plans, specifications and drawings may thereafter be revised, amended, supplemented or modified pursuant to Paragraph 3.01 of the Construction Agency Agreement. Each reference to "Plans and Specifications" shall refer collectively to the Plans and Specifications with respect to all the Land unless such reference specifically indicates that it applies to a particular Tract.

      "Portion" shall mean a portion of the Outstanding Lease Amount. If, at any time, Lessee has not elected to divide the Outstanding Lease Amount into two or more portions, any reference to a Portion shall mean the total Outstanding Lease Amount at such time.


                                    1.01-22

      "Pricing Grid" shall mean Schedule II to the Participation Agreement.

      "Pricing Period" shall mean (a) the period commencing on the date of this Agreement and ending on December 31, 1997, (b) the three-calendar month period commencing January 1, 1998 and ending March 31, 1998 and (c) each consecutive three-calendar month period thereafter which commences on the day following the last day of the immediately preceding three-calendar month period and ends on the last day of that time period.

      "Prime Rate" shall mean the per annum rate publicly announced by ABN AMRO from time to time at its Chicago Office. The Prime Rate is determined by ABN AMRO from time to time as a means of pricing credit extensions to some customers and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by ABN AMRO at any given time for any particular class of customers or credit extensions. Any change in the Base Rate resulting from a change in the Prime Rate shall become effective on the Business Day on which each change in the Prime Rate occurs.

      "Property" shall have the meaning given to that term in Paragraph 2.01 of the Lease Agreement.

      "Property Collateral" shall have the meaning given to that term in Subparagraph 2.11(a) of the Participation Agreement.

      "Proportionate Share" shall mean, with respect to each Participant, the percentage set forth under the caption "Proportionate Share" opposite such Participant's name on Part A of Schedule I, or, if changed, such percentage as may be set forth for such Participant in the Register. The Proportionate Share of each Participant shall equal the sum of such Participant's Tranche A Proportionate Share, Tranche B Proportionate Share and Tranche C Proportionate Share.

      "Purchase Agreement" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

      "Purchase Documents" shall have the meaning given to that term in Subparagraph 4.01(a) of the Purchase Agreement.

      "Purchaser" shall have the meaning given to that term in Subparagraph 4.01(b) of the Purchase Agreement.

      "Quick Assets" shall mean, with respect to any Person at any time, the sum at such time (without duplication) of such Person's cash, cash equivalents, net accounts receivable, short-term investments and marketable securities.

      "Quick Ratio" shall mean, with respect to Lessee at any time, the ratio, determined on a consolidated basis in accordance with GAAP, of:

            (a)   The Quick Assets of Lessee and its Subsidiaries at such time;

                                       to


                                    1.01-23

            (b) The current liabilities of Lessee and its Subsidiaries at such time.

      "Rate Contracts" shall mean swap agreements (as that term is defined in Section 101 of the Federal Bankruptcy Reform Act of 1978, as amended) and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

      "Real Property Collateral" shall have the meaning given to that term in Subparagraph 2.07(a) of the Lease Agreement.

      "Register" shall have the meaning given to that term in Subparagraph 7.05(b) of the Participation Agreement.

      "Related Agreements" shall mean all chattel paper, accounts, instruments, documents, investment property and general intangibles relating to any of the Land, Improvements or Appurtenant Rights or to the present or future development, construction, operation or use of any of the Land, Improvements or Appurtenant Rights, including (a) all plans, specifications, construction agreements, maps, surveys, studies, books of account, records, files, insurance policies, guarantees and warranties relating to such Land or Improvements or to the present or future development, construction, operation or use of such Land, Improvements or Appurtenant Rights (including the Construction Agreements and the Plans and Specifications); (b) all architectural, engineering, construction and management contracts, all supply and service contracts for water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utilities relating to such Land, Improvements or Appurtenant Rights or to the present or future development, construction, operation or use of such Land, Improvements or Appurtenant Rights; and (c) all computer software and intellectual property, guaranties and warranties, letters of credit, and documents relating to such Land, Improvements or Appurtenant Rights or to the present or future development, construction, operation or use of such Land, Improvements or Appurtenant Rights.

      "Related Goods" shall mean:

            (a) All machinery, furniture, equipment, fixtures and other goods and tangible personal property (including construction materials and supplies) financed by any Advance, including all such property described in Exhibit B to the Lease Agreement and in each Exhibit B Supplement delivered by Lessee; and

            (b) All machinery, equipment, fixtures and other goods and tangible personal property (including construction materials and supplies) now or hereafter made part of or used in connection with the construction, reconstruction, repair, replacement, alteration, addition, or improvement of or to any of the Improvements to the Property or any of the Related Goods described in the preceding clause (a), except for any such property which may be removed by Lessee from the Property pursuant to Paragraph
      3.10 of the Lease Agreement.

      "Related Permits" shall mean all licenses, authorizations, certificates, variances, consents, approvals and other permits, now or hereafter pertaining to any of the Land,


                                    1.01-24

Improvements or Appurtenant Rights and all tradenames or business names relating to any of the Land, Improvements or Appurtenant Rights or the present or future development, construction, operation or use of any of the Land, Improvements or Appurtenant Rights.

      "Rent" shall mean collectively Base Rent and Supplemental Rent.

      "Rental Periods" shall mean, with respect to any Portion, the time period selected by Lessee pursuant to Subparagraph 2.03(a) or Subparagraph 2.03(b) of the Participation Agreement or Subparagraph 2.03(a ) of the Lease Agreement which commences on the first day of such Portion and ends on the last day of such time period, and thereafter, each subsequent time period selected by Lessee pursuant to Subparagraph 2.03(a) of the Lease Agreement which commences on the last day of the immediately preceding time period and ends on the last day of that time period.

      "Rental Rate" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

      "Repair and Restoration Account" shall have the meaning given to that term in Subparagraph 3.04(c) of the Lease Agreement.

      "Reportable Event" shall have the meaning given to that term in ERISA and applicable regulations thereunder.

      "Required Participants" shall mean (a) at any time the aggregate Outstanding Lease Amount is greater than $0, Participants whose aggregate Outstanding Participation Amounts equal or exceed sixty-six and two-thirds percent (66-2/3%) or more of the aggregate Outstanding Lease Amount at such time and (b) at any time the aggregate Outstanding Lease Amount is $0, Participants whose Proportionate Shares equal or exceed sixty-six and two-thirds percent (66-2/3%).

      "Requirement of Law" applicable to any Person shall mean (a) the Articles or Certificate of Incorporation and By-laws, Partnership Agreement or other organizational or governing documents of such Person, (b) any Governmental Rule applicable to such Person, (c) any license, permit, approval or other authorization granted by any Governmental Authority to or for the benefit of such Person or (d) any judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

      "Reserve Requirement" shall mean, with respect to any day in any Rental Period, the aggregate of the reserve requirement rates (expressed as a decimal) in effect on such day for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Federal Reserve Board) maintained by a member bank of the Federal Reserve System. As used herein, the term "reserve requirement" shall include, without limitation, any basic, supplemental or emergency reserve requirements imposed on any Participant by any Governmental Authority.

      "Residual Value Guaranty Amount" shall have the meaning given to that term in Subparagraph 3.02(g) of the Purchase Agreement.


                                    1.01-25

      "Scheduled Expiration Date" shall have the meaning given to that term in Subparagraph 2.02(a) of the Lease Agreement.

      "Scheduled Rent Payment Date" shall have the meaning given to that term in Subparagraph 2.03(a) of the Lease Agreement.

      "Secondary Marketing Period" shall have the meaning given to that term in Subparagraph 3.02(b) of the Purchase Agreement.

      "Seller" shall mean:

            (a) With respect to the Tract 2 Land and Improvements, BNP Leasing Corporation;

            (b) With respect to the Tract 3 Improvements, BNP Leasing Corporation; and

            (c) With respect to the Tract 4 Land and Improvements, Amdahl Corporation.

      "Senior Funded Indebtedness/Capital Ratio" shall mean, with respect to Lessee at any time, the ratio, determined on a consolidated basis in accordance with GAAP, of:

            (a) The remainder of (i) all Funded Indebtedness of Lessee and its Subsidiaries at such time minus (ii) all such Funded Indebtedness that is subordinated to the Lessee Obligations on terms acceptable to Lessor and the Required Participants;

                                       to

            (b) The sum of (i) the net worth of Lessee and its Subsidiaries at such time plus (ii) all Funded Indebtedness of Lessee and its Subsidiaries at such time.

      "Solvent" shall mean, with respect to any Person on any date, that on such date (a) the fair value of the property of such Person is greater than the fair value of the liabilities (including, without limitation, contingent liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital.

      "Subleases" shall mean all leases and subleases of any of the Land, Improvements and/or Appurtenant Rights by Lessee as lessor or sublessor, now or hereafter in effect, whether or not of record, including all guaranties and security therefor and the right to bring actions and proceedings thereunder or for the enforcement thereof and to do anything which Lessee is or may become entitled to do thereunder.

      "Subparticipants" shall have the meaning given to that term in Subparagraph 7.05(c) of the Participation Agreement.


                                    1.01-26

      "Subsidiary" of any Person shall mean (a) any corporation of which more than 50% of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries and (b) any partnership, joint venture, or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time owned and controlled by such Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other Subsidiaries.

      "Supplemental Rent" shall have the meaning given to such term in Subparagraph 2.03(b) of the Lease Agreement.

      "Surety Instruments" shall mean all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

      "Tangible Net Worth" shall mean, with respect to Lessee at any time, the remainder at such time, determined on a consolidated basis in accordance with GAAP, of (a) the total assets of Lessee and its Subsidiaries, minus (b) the sum (without limitation and without duplication of deductions) of (i) the total liabilities of Lessee and its Subsidiaries, (ii) all reserves established by Lessee and its Subsidiaries for anticipated losses and expenses (to the extent not deducted in calculating total assets in clause (a) above) and (iii) all intangible assets of Lessee and its Subsidiaries (to the extent included in calculating total assets in clause (a) above), including, without limitation, goodwill (including any amounts, however designated on the balance sheet, representing the cost of acquisition of businesses and investments in excess of underlying tangible assets), trademarks, trademark rights, trade name rights, copyrights, patents, patent rights, licenses, unamortized debt discount, marketing expenses, organizational expenses, non-compete agreements and deferred research and development.

      "Term" shall mean the period beginning on the Commencement Date of the Lease Agreement and ending on the Expiration Date of the Lease Agreement.

      "Termination Date" shall mean (a) the date set forth in a Notice of Term Purchase Option as the Scheduled Rent Payment Date on which the Lease Agreement will be terminated by Lessee pursuant to Paragraph 4.01 of the Lease Agreement and the Property will be purchased by Lessee pursuant to Section II of the Purchase Agreement or (b) the date set forth in a written notice delivered by Lessor to Lessee pursuant to Subparagraph 5.03(a) or 5.04(a) of the Lease Agreement after the occurrence of an Event of Default thereunder as the date on which the Lease Agreement will be terminated.

      "Term Purchase Option" shall have the meaning given to that term in Paragraph 2.01 of the Purchase Agreement.


                                    1.01-27

      "Total Commitment" shall mean the amount set forth as such in Subparagraph 2.01(b) of the Participation Agreement or, if such amount is reduced pursuant to Subparagraph 2.08(a) of the Participation Agreement, the amount to which so reduced.

      "Tract" shall mean:

            (a) With respect to any land, the lots, pieces, parcels and tracts of land described in each Part of Exhibit A to each Lease Agreement or Exhibit A to the Participation Agreement, as the case may be; and

            (b) With respect to any Property, a Tract of land, together with all Property related to such Tract of land.

"Tract 1 Land," "Tract 2 Land," "Tract 3 Land," "Tract 4 Land" and "Tract 5 Land shall mean the lots, pieces, parcels and tracts of land described in Part 1,
Part 2, Part 3, Part 4 and Part 5, respectively, of Exhibit A to the Participation Agreement. Any reference to the Tract 3 Property shall mean the leasehold interest in the Tract 3 Land and all other Property related to the Tract 3 Land.

      "Tract 3 Ground Lease Agreement" shall have the meaning given to that term in Schedule 3.01 to the Participation Agreement.

      "Tract 4 Acquisition Advance" shall have the meaning given to that term in Subparagraph 2.03(a) of the Participation Agreement.

      "Tract 4 Acquisition Date" shall have the meaning given to that term in Subparagraph 2.01(a) of the Participation Agreement.

      "Tranche A Participant" shall mean, at any time, any Participant having an Outstanding Tranche A Participation Amount at such time.

      "Tranche A Percentage" shall mean, with respect to each Participant, the percentage set forth under the caption "Tranche A Percentage" opposite such Participant's name on Part A of Schedule I, or, if changed, such percentage as may be set forth for such Participant in the Register.

      "Tranche A Portion" shall mean, (a) with respect to any Advance without reference to any Participant, the portion of such Advance equal to the Tranche A Proportionate Share of such Advance and (b) with respect to any Advance with reference to any Participant, the portion of such Advance equal to such Participant's Tranche A Percentage of such Advance.

      "Tranche A Proportionate Share" shall mean eighty-four percent (84%).

      "Tranche B Participant" shall mean, at any time, any Participant having an Outstanding Tranche B Participation Amount at such time.

      "Tranche B Percentage" shall mean, with respect to each Participant, the percentage set forth under the caption "Tranche B Percentage" opposite such Participant's name on Part A of


                                    1.01-28

Schedule I, or, if changed, such percentage as may be set forth for such Participant in the Register.

      "Tranche B Portion" shall mean, (a) with respect to any Advance without reference to any Participant, the portion of such Advance equal to the Tranche B Proportionate Share of such Advance and (b) with respect to any Advance with reference to any Participant, the portion of such Advance equal to such Participant's Tranche B Percentage of such Advance.

      "Tranche B Proportionate Share" shall mean thirteen percent (13%).

      "Tranche C Participant" shall mean, at any time, any Participant having an Outstanding Tranche C Participation Amount at such time.

      "Tranche C Percentage" shall mean, with respect to each Participant, the percentage set forth under the caption "Tranche C Percentage" opposite such Participant's name on Part A of Schedule I, or, if changed, such percentage as may be set forth for such Participant in the Register.

      "Tranche C Portion" shall mean, (a) with respect to any Advance without reference to any Participant, the portion of such Advance equal to the Tranche C Proportionate Share of such Advance and (b) with respect to any Advance with reference to any Participant, the portion of such Advance equal to such Participant's Tranche C Percentage of such Advance.

      "Tranche C Proportionate Share" shall mean three percent (3%).

      "Unused" shall mean with respect to the Total Commitment at any time, the remainder of (a) the Total Commitment at such time minus (b) the aggregate amount of all Advances made prior to such time.

      "Wholly-Owned Subsidiary" shall mean a Subsidiary of Lessee in which Lessee owns, directly or indirectly, all of the issued and outstanding stock, except for (a) directors' qualifying shares and (b) any shares issued to comply with local ownership legal requirements.


                                    1.01-29

                                  SCHEDULE 1.02

                              RULES OF CONSTRUCTION


      (a) GAAP. Unless otherwise indicated in any Operative Document, all accounting terms used in the Operative Documents shall be construed, and all accounting and financial computations thereunder shall be computed, in accordance with GAAP. If GAAP changes after the date of the Participation Agreement such that any covenants contained in the Operative Documents would then be calculated in a different manner or with different components, Lessee and the Lessor Parties agree to negotiate in good faith to amend the applicable Operative Documents in such respects as are necessary to conform those covenants as criteria for evaluating Lessee's financial condition to substantially the same criteria as were effective prior to such change in GAAP; provided, however, that, until Lessee and the Lessor Parities so amend the Operative Documents, all such covenants shall be calculated in accordance with GAAP as in effect immediately prior to such change.

      (b) Headings. Headings in each of the Operative Documents are for convenience of reference only and are not part of the substance thereof.

      (c) Plural Terms. All terms defined in any Operative Document in the singular form shall have comparable meanings when used in the plural form and vice versa.

      (d) Time. All references in each of the Operative Documents to a time of day shall mean San Francisco, California time, unless otherwise indicated. All references in each of the Operative Documents to a date (the "action date") which is one month prior to or after another date (the "reference date") shall mean the date in the immediately preceding or succeeding calendar month (as the case may be) which numerically corresponds to the reference date; provided, however, that (i) if such corresponding date in the immediately preceding or succeeding calendar month (as the case may be) is not a Business Day, the action date shall be the next succeeding Business Day after such corresponding date (unless, in the case of a Rental Period, such next Business Day falls in another calendar month, in which case the action date shall be the immediately preceding Business Day) and (ii) if the reference date is the last Business Day of a calendar month (or a day for which there is no numerically corresponding day in the immediately preceding calendar month) the action date shall be the last Business Day of the immediately preceding or succeeding calendar month (as the case may be). All references in each of the Operative Documents to an earlier date which is two or more months prior to a reference date or to a later date which is two or more months after a reference date shall be determined in a comparable manner.

      (e) Governing Law. Unless otherwise provided in any Operative Document, each of the Operative Documents shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

      (f) Construction. The Operative Documents are the result of negotiations among, and have been reviewed by Lessee and each Lessor Party and their respective counsel.


                                     1.02-1

Accordingly, the Operative Documents shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Lessee or any Lessor Party.

      (g) Entire Agreement. The Operative Documents, taken together, constitute and contain the entire agreement of Lessee and the Lessor Parties and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter thereof (including the commitment letter dated as of May 9, 1997 between Lessee and Agent.

      (h) Calculation of Base Rent, Interest and Fees. All calculations of Base Rent, interest and fees under the Operative Documents for any period (i) shall include the first day of such period and exclude the last day of such period and (ii) shall be calculated on the basis of a year of 360 days for actual days elapsed, except that during any period that Base Rent or any interest is to be calculated based upon the Base Rate, such Base Rent or interest shall be calculated on the basis of a year of 365 or 366 days, as appropriate, for actual days elapsed.

      (i)   References.

            (i) References in any Operative Document to "Recitals," "Sections," "Paragraphs," "Subparagraphs," "Articles," "Exhibits" and "Schedules" are to recitals, sections, paragraphs, subparagraphs, articles, exhibits and schedules therein and thereto unless otherwise indicated.

            (ii) References in any Operative Document to any document, instrument or agreement (A) shall include all exhibits, schedules and other attachments thereto, (B) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (C) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.

            (iii) References in any Operative Document to any Governmental Rule
      (A) shall include any successor Governmental Rule, (B) shall include all rules and regulations promulgated under such Governmental Rule (or any successor Governmental Rule), and (C) shall mean such Governmental Rule (or successor Governmental Rule) and such rules and regulations, as amended, modified, codified or reenacted from time to time and in effect at any given time.

            (iv) References in any Operative Document to any Person in a particular capacity (A) shall include any permitted successors to and assigns of such Person in that capacity and (B) shall exclude such Person individually or in any other capacity.

      (j) Other Interpretive Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in any Operative Document shall refer to such Operative Document as a whole and not to any particular provision of such Operative Document. The words "include" and "including" and words of similar import when used in any Operative Document shall not be construed to be limiting or exclusive. In the event of any inconsistency between the terms of the Participation Agreement and the terms of any other Operative Document, the terms of the Participation Agreement shall govern.


                                     1.02-2

                                  SCHEDULE 3.01

              CONDITIONS PRECEDENT TO INITIAL ACQUISITION ADVANCES


A.    PRINCIPAL OPERATIVE DOCUMENTS.

            (1) The Participation Agreement, duly executed by Lessee, Lessor, each Participant and Agent;

            (2) The Lease Agreement (covering the Initial Property), duly executed by Lessee and Lessor and appropriately notarized;

            (3) The Purchase Agreement (covering the Initial Property), duly executed by Lessee and Lessor;

            (4) The Construction Agency Agreement (covering the Tract 1 Property, the Tract 3 Property and the Tract 5 Property), duly executed by Lessee and Lessor;

            (5) The Assignment of Lease (covering the Initial Property), duly executed by Lessor and appropriately notarized;

            (6) The Lessor Deed of Trust (covering the Initial Property), duly executed by Lessor and appropriately notarized;

            (7)   The Lessor Security Agreement, duly executed by Lessor; and

            (8) The Assignment of Construction Agreements, duly executed by Lessee.


B.    LESSEE CORPORATE DOCUMENTS.

            (1) The Certificate or Articles of Incorporation of Lessee, certified as of a recent date prior to the Closing Date by the Secretary of State (or comparable official) of its jurisdiction of incorporation;

            (2) A Certificate of Good Standing (or comparable certificate) for Lessee, certified as of a recent date prior to the Closing Date by the Secretary of State (or comparable official) of its jurisdiction of incorporation;

            (3) A certificate of the Secretary or an Assistant Secretary of Lessee, dated the Closing Date, certifying (a) that attached thereto is a true and correct copy of the Bylaws of Lessee as in effect on the Closing Date; (b) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Lessee and continuing in effect, which authorize the execution, delivery and performance by Lessee of the Operative Documents executed or to be executed by Lessee and the consummation of the


                                     3.01-1
      transactions contemplated thereby; and (c) that there are no proceedings for the dissolution or liquidation of Lessee;

            (4) A certificate of the Secretary or an Assistant Secretary of Lessee, dated the Closing Date, certifying the incumbency, signatures and authority of the officers of Lessee authorized to execute, deliver and perform the Operative Documents and all other documents, instruments or agreements related thereto executed or to be executed by Lessee; and

            (5) A Certificate of Good Standing for Lessee, certified as of a recent date prior to the Closing Date by the Secretary of State (or comparable official) of California.


C.    FINANCIAL STATEMENTS, FINANCIAL CONDITION, ETC.

            (1) A copy of the unaudited Financial Statements of Lessee and its Subsidiaries for the fiscal quarter ended September 30, 1997 and for the fiscal year to such date (prepared on a consolidated and consolidating basis), certified by the chief financial officer of Lessee to present fairly the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to normal year-end audit adjustments);

            (2) A copy of the audited consolidated Financial Statements of Lessee for the fiscal year ended June 30, 1997 prepared by Price Waterhouse LLP and a copy of the unqualified opinion delivered by such accountants in connection with such Financial Statements;

            (3) A copy of the 10-K report filed by Lessee with the Securities and Exchange Commission for the fiscal year ended June 30, 1997;

            (4) Such other financial, business and other information regarding Lessee, or any of its Subsidiaries as Agent or any Participant may reasonably request, including information as to possible contingent liabilities, tax matters, environmental matters and obligations for employee benefits and compensation.



D.    COLLATERAL DOCUMENTS.

            (1) A grant deed transferring fee title in the Tract 2 Property to Lessor, duly executed by the Seller thereof and appropriately notarized;

            (2) A Ground Lease Agreement in the form of Exhibit M, duly executed by Lessor and Lessee and appropriately notarized (the "Tract 3 Ground Lease Agreement");


                                     3.01-2

            (3) A Memorandum of Purchase Agreement (covering the Initial Property), appropriately completed and duly executed by Lessee and Lessor and appropriately notarized for recording;

            (4) Evidence that the Lease Agreement, the Assignment of Lease, the Lessor Deed of Trust, the grant deeds, the Tract 3 Ground Lease Agreement and the Memoranda of Purchase Agreement delivered pursuant to items A(2), A(4), A(5), D(1), D(2) and D(3) have been properly recorded in the Official Records of the County of County of Santa Clara, California;

            (5) An extended coverage owner's policy or binder of title insurance (or a commitment therefor) for the Initial Property insuring Lessor's fee simple title or leasehold estate, as appropriate, to such Property (subject to such exceptions as Agent may approve), in such amounts and with such endorsements as Agent may reasonably require, issued by a title insurer acceptable to Agent, together with such policies of co-insurance or re-insurance (or commitments therefor) as Agent may require;

            (6) An extended coverage lender's policy of title insurance (or a commitment therefor) for the Initial Property insuring the validity and priority of the Lease Agreement (subject to such exceptions as Agent may approve), in such amounts and with such endorsements as Agent may reasonably require, issued by a title insurer acceptable to Agent, together with such policies of co-insurance or re-insurance (or commitments therefor) as Agent may require;

            (7) An extended coverage lender's policy of title insurance (or a commitment therefor) for the Initial Property insuring the validity and priority of the Lessor Deed of Trust (subject to such exceptions as Agent may approve), in such amounts and with such endorsements as Agent may reasonably require, issued by a title insurer acceptable to Agent, together with such policies of co-insurance or re-insurance (or commitments therefor) as Agent may require;

            (8) Copies of all leases for the Initial Property and all other documents, instruments and agreements recorded against or otherwise affecting such Property, including all amendments, extensions and other modifications thereof;

            (9) Subordination, non-disturbance and attornment agreements from the lessee under each of the leases for the Initial Property;

            (10) Such consents and estoppels, with appropriate mortgagee protection language, as are requested by Agent, each duly executed by the appropriate Person;

            (11) Such Uniform Commercial Code financing statements and fixture filings (appropriately completed and executed) for filing in such jurisdictions as Agent may request to perfect the Liens granted to Lessor and Agent in the Lessee Security Documents, the Lessor Security Agreement and the other Operative Documents;

            (12) Such Uniform Commercial Code termination statements (appropriately completed and executed) for filing in such jurisdictions as Agent may request to


                                     3.01-3
      terminate any financing statement evidencing Liens of other Persons in the Collateral which are prior to the Liens granted to Lessor and Agent in the Lessee Security Documents, the Lessor Security Agreement and the other Operative Documents, except for any such prior Liens which are expressly permitted by the Operative Documents to be prior;

            (13) Uniform Commercial Code search certificates from the jurisdictions in which Uniform Commercial Code financing statements are to be filed pursuant to item B(11) above reflecting no other financing statements or filings which evidence Liens of other Persons in the Collateral which are prior to the Liens granted to Lessor and Agent in the Lessee Security Documents, the Lessor Security Agreement and the other Operative Documents, except for any such prior Liens (a) which are expressly permitted by the Operative Documents to be prior or (b) for which Agent has received a termination statement pursuant to item B(12) above;

            (14) Such other documents, instruments and agreements as Agents may reasonably request to establish and perfect the Liens granted to any Lessor Party in the Lessee Security Documents, the Lessor Deed of Trust, the Lessor Security Agreement and the other Operative Documents; and

            (15) Such other evidence as Agent may request to establish that the Liens granted to Agent or any Participant in the Lessee Security Documents, the Lessor Deed of Trust, the Lessor Security Agreement and the other Operative Documents are perfected and prior to the Liens of other Persons in the Collateral, except for any such Liens which are expressly permitted by the Operative Documents to be prior.

E.    OPINIONS.

            (1) A favorable written opinion of Wilson, Sonsini, Goodrich & Rosati, counsel to Lessee, dated the Closing Date, addressed to Lessor and Agent, for the benefit of Agent and the Participants, and covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to Agent; and

            (2) A favorable written opinion of the General Counsel of Lessee, dated the Closing Date, addressed to Lessor and Agent, for the benefit of Agent and the Participants, and covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to Agent.


F.    OTHER ITEMS.

            (1) A duly completed and timely delivered Acquisition Request for the Initial Acquisition Advances, duly executed by Lessee;


                                     3.01-4

            (2) A Closing Date Appraisal for each Tract in the Initial Property, each dated as of a recent date prior to the Closing Date;

            (3) Bills of sale for all Related Goods to be acquired with the Acquisition Advances to be made on the Closing Date, each reflecting Lessor as the purchaser of such Related Goods;

            (4) An as-built survey of each Tract of the Initial Property (a) prepared and dated not more than two (2) months prior to the Closing Date by a registered surveyor reasonably satisfactory to Agent, (b) certified as correct and as (i) having been made in accordance with the most recent standards for "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys," jointly established and adopted by ALTA and ACSM, and (ii) meeting the accuracy requirements of a Class A survey (as defined therein) and including items 1-5, 7-13 and 15 of Table 3 thereof, and (c) disclosing, among other things, (i) the location of the perimeter of the Property by courses and distances, (ii) all easements and rights-of-way, whether above or underground, (iii) the lines of the street abutting the Property and the width thereof, (iv) encroachments, if any, and the extent thereof in feet and inches upon the Property, and (v) all boundary and lot lines, and all other matters that would be disclosed by inspection of the Property and the public records;

            (5) Environmental reports and assessments satisfactory to Agent issued by environmental consultants acceptable to Agent with respect to the Initial Property;

            (6) Certificates of insurance evidencing the insurance Lessee is required to maintain pursuant to Paragraph 3.03 of the Lease Agreements;

            (7) The Acquisition Agreements for the Tract 2 Property and the Tract 3 Property and assignments of such Acquisition Agreements by Lessee to Lessor;

            (8) A certificate of the Chief Financial Officer of Lessee, addressed to Lessor and Agent and dated the Closing Date, certifying that:

                  (a) The representations and warranties set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as of such date (except for such representations and warranties made as of a specified date, which shall be true as of such date);

                  (b) No Default has occurred and is continuing as of such date;

                  (c) All of the Operative Documents are in full force and effect on such date.

            (9) All fees and expenses payable to the Lessor Parties on or prior to the Closing Date (including all Agent's Fees);

            (10) All fees and expenses of Lessor's and Agent's counsels through the Closing Date; and


                                     3.01-5

            (11) Such other evidence as Agent may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in the Operative Documents.


                                     3.01-6

                                  SCHEDULE 3.02

CONDITIONS PRECEDENT TO TRACT 4 ACQUISITION ADVANCE


A.    PRINCIPAL OPERATIVE DOCUMENTS.

            (1) An amendment to the Lease Agreement adding the Tract 4 Property to the Property covered thereby, duly executed by Lessee and Lessor and appropriately notarized;

            (2) An amendment to the Purchase Agreement adding the Tract 4 Property to the Property covered thereby, duly executed by Lessee and Lessor;

            (3) An amendment to the Construction Agency Agreement adding the Tract 4 Property to the Property covered thereby, duly executed by Lessee and Lessor;

            (4) An amendment to the Assignment of Lease adding the Tract 4 Property to the Property covered thereby, duly executed by Lessee and Lessor and appropriately notarized; and

            (5) An amendment to the Lessor Deed of Trust adding the Tract 4 Property to the Property covered thereby, duly executed by Lessee and Lessor and, appropriately notarized.


B.    COLLATERAL DOCUMENTS.

            (1) An amendment to the Memorandum of Purchase Agreement adding the Tract 4 Property to the Property covered thereby, duly executed by Lessee and Lessor and appropriately notarized for recording, and evidence that such amendment has been properly recorded in the Official Records of the County of Santa Clara, California;

            (2) Evidence that the Lease Agreement, the Assignment of Lease and the Lessor Deed of Trust, or amendments thereto, have been properly recorded in the Official Records of the County of Santa Clara, California;

            (3) An extended coverage owner's policy or binder of title insurance (or a commitment therefor) for the Tract 4 Property insuring Lessor's fee simple title to such Property (subject to such exceptions as Agent may approve), in such amounts and with such endorsements as Agent may reasonably require, issued by a title insurer acceptable to Agent, together with such policies of co-insurance or re-insurance (or commitments therefor) as Agent may require;

            (4) An extended coverage lender's policy of title insurance (or a commitment therefor) for the Tract 4 Property insuring the validity and priority of the Lease


                                     3.02-1

      Agreement (subject to such exceptions as Agent may approve), in such amounts and with such endorsements as Agent may reasonably require, issued by a title insurer acceptable to Agent, together with such policies of co-insurance or re-insurance (or commitments therefor) as Agent may require;

            (5) An extended coverage lender's policy of title insurance (or a commitment therefor) for the Tract 4 Property insuring the validity and priority of the Lessor Deed of Trust (subject to such exceptions as Agent may approve), in such amounts and with such endorsements as Agent may reasonably require, issued by a title insurer acceptable to Agent, together with such policies of co-insurance or re-insurance (or commitments therefor) as Agent may require;

            (6) Copies of all leases for the Tract 4 Property and all other documents, instruments and agreements recorded against or otherwise affecting such Property, including all amendments, extensions and other modifications thereof;

            (7) Subordination, non-disturbance and attornment agreements from the lessee under each of the leases for the Tract 4 Property;

            (8) Such consents and estoppels, with appropriate mortgagee protection language, as are requested by Agent, each duly executed by the appropriate Person;

            (9) Such Uniform Commercial Code financing statements and fixture filings (appropriately completed and executed) for filing in such jurisdictions as Agent may request to perfect the Liens granted to Lessor and Agent in the Lessee Security Documents, the Lessor Security Agreement and the other Operative Documents;

            (10) Such Uniform Commercial Code termination statements (appropriately completed and executed) for filing in such jurisdictions as Agent may request to terminate any financing statement evidencing Liens of other Persons in the Collateral which are prior to the Liens granted to Lessor and Agent in the Lessee Security Documents, the Lessor Security Agreement and the other Operative Documents, except for any such prior Liens which are expressly permitted by the Operative Documents to be prior;

            (11) Uniform Commercial Code search certificates from the jurisdictions in which Uniform Commercial Code financing statements are to be filed pursuant to item B.(9) above reflecting no other financing statements or filings which evidence Liens of other Persons in the Collateral which are prior to the Liens granted to Lessor and Agent in the Lessee Security Documents, the Lessor Security Agreement and the other Operative Documents, except for any such prior Liens (a) which are expressly permitted by the Operative Documents to be prior or (b) for which Agent has received a termination statement pursuant to item B.(10) above;

            (12) Such other documents, instruments and agreements as Agents may reasonably request to establish and perfect the Liens granted to any Lessor Party in the Lessee Security Documents, the Lessor Deed of Trust, the Lessor Security Agreement and the other Operative Documents; and


                                     3.02-2

            (13) Such other evidence as Agent may request to establish that the Liens granted to Agent or any Participant in the Lessee Security Documents, the Lessor Deed of Trust, the Lessor Security Agreement and the other Operative Documents are perfected and prior to the Liens of other Persons in the Collateral, except for any such Liens which are expressly permitted by the Operative Documents to be prior.


C.    OPINIONS.

            (1) A favorable written opinion of Wilson, Sonsini, Goodrich & Rosati, counsel to Lessee, dated the Closing Date, addressed to Lessor and Agent, for the benefit of Agent and the Participants, and covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to Agent; and

            (2) A favorable written opinion of the General Counsel of Lessee, dated the Closing Date, addressed to Lessor and Agent, for the benefit of Agent and the Participants, and covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to Agent.


D.    OTHER ITEMS.

            (1) A duly completed and timely delivered Acquisition Request for the Tract 4 Advance, duly executed by Lessee;

            (2)   A Closing Date Appraisal of the Tract 4 Property;

            (3) Bills of sale for all Related Goods to be acquired for the Acquisition Advance to be made on the Tract 4 Acquisition Date, each reflecting Lessor as the purchaser of such Related Goods;

            (4) An as-built survey of the Tract 4 Property (a) prepared and dated not more than two (2) months prior to the Tract 4 Acquisition Date by a registered surveyor reasonably satisfactory to Agent, (b) certified as correct and as (i) having been made in accordance with the most recent standards for "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys," jointly established and adopted by ALTA and ACSM, and (ii) meeting the accuracy requirements of a Class A survey (as defined therein) and including items 1-5, 7-13 and 15 of Table 3 thereof, and (c) disclosing, among other things, (i) the location of the perimeter of the Tract 4 Property by courses and distances, (ii) all easements and rights-of-way, whether above or underground, (iii) the lines of the street abutting the Tract 4 Property and the width thereof, (iv) encroachments, if any, and the extent thereof in feet and inches upon the Tract 4 Property, and (v) all boundary and lot lines, and all other matters that would be disclosed by inspection of the Tract 4 Property and the public records;


                                     3.02-3

            (5) If requested by Lessor, Agent or any Participant, a list of and copies of all Construction Agreements;

            (6) Environmental reports and assessments satisfactory to Agent issued by environmental consultants acceptable to Agent with respect to the Tract 4 Property;

            (7) Certificates of insurance evidencing the insurance Lessee is required to maintain pursuant to Paragraph 3.03 of the Lease Agreement;

            (8) The Acquisition Agreement for the Tract 4 Property and an assignment of such Acquisition Agreement by Lessee to Lessor;

            (9) All fees and expenses payable to the Lessor Parties on or prior to the Acquisition Date for the Tract 4 Property (including all Agent's Fees);

            (10) All fees and expenses of Lessor's and Agent's counsels through the Acquisition Date for the Tract 4 Property; and

            (11) Such other evidence as Agent, Lessor or any Participant may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in the Operative Documents.


                                     3.02-4

                                SCHEDULE 4.01(Q)

                                  SUBSIDIARIES

                   Wholly-Owned and Consolidated Subsidiaries


                                                                  STATE OR OTHER
                                                                  JURISDICTION OF              OWNERSHIP BY
NAME                                                              INCORPORATION                KLA-TENCOR
----                                                              ---------------              ------------


UNITED STATES SUBSIDIARIES
Tencor Instruments........................................        California                   wholly-owned
International Sales & Business, Inc.......................        California                   wholly-owned
KLA-Tencor Building Corporation...........................        California                   wholly-owned
KLA-Tencor Disc Corporation...............................        California                   wholly-owned
KLA-Tencor International Corporation......................        California                   wholly-owned
KLA-Tencor Instruments Klinnik Corporation................        California                   wholly-owned
KLA-Tencor Management Corporation.........................        California                   wholly-owned
KLA-Tencor (Thailand Branch) Corporation..................        California                   wholly-owned
VLSI Standards, Inc.......................................        California                   wholly-owned

INTERNATIONAL SUBSIDIARIES
KLA-Tencor (Cayman) Limited I.............................        Cayman Islands               wholly-owned
KLA-Tencor (Cayman) Limited II............................        Cayman Islands               wholly-owned
KLA-Tencor (Cayman) Limited III...........................        Cayman Islands               wholly-owned
KLA-Tencor (Israel) Corporation                                   Israel                       consolidated
KLA-Tencor Holding Corporation 1987 Limited...............        Israel                       consolidated
KLA-Tencor Corporation 1992 Limited.......................        Israel                       consolidated
KLA-Tencor Italy S.R.L....................................        Italy                        consolidated
KLA-Tencor Japan, Ltd.....................................        Japan                        wholly-owned
KLA-Tencor Instruments Sales Corporation                          U.S. Virgin Islands          wholly-owned
Tencor Foreign Sales Corporation                                  Barbados                     wholly-owned
KLA-Tencor GmbH                                                   Germany                      wholly-owned
Tencor Instruments GmbH...................................        Germany                      wholly-owned
KLA-Tencor France SARL                                            France                       wholly-owned
KLA-Tencor Instruments France S.A.........................        France                       wholly-owned
KLA-Tencor Korea, Inc.....................................        Korea                        wholly-owned
KLA-Tencor Limited........................................        United Kingdom               wholly-owned
KLA-Tencor (Malaysia) Snd Bhd.............................        Malaysia                     wholly-owned
KLA-Tencor (Singapore) PTE, Ltd...........................        Singapore                    wholly-owned
Tencor Instruments (Service) Limited......................        United Kingdom               wholly-owned
VLSI Standards, KK........................................        Japan                        wholly-owned


      In addition, KLA-Tencor Corporation holds equity interest in certain other entities which such interest does not require consolidation for accounting purposes.


                                    4.01(q)-1

                                SCHEDULE 4.01(S)

                       INDIVIDUAL PROPERTY REPRESENTATIONS


                                    4.01(s)-1

                                SCHEDULE 4.01(S)

                                TRACT 1 PROPERTY

      (i) The Tract 1 Land consists of 31.068 acres located at One Technology Drive, Milpitas, California, more particularly described in Part 1 to Exhibit A.

      (ii) On the date of this Agreement, the Existing Improvements on the Tract 1 Land consist of three (3) one-story and two (2) two-story buildings.

      (iii) No property, other than the Tract 1 Land and Existing Improvements thereto will be acquired for the Acquisition Price therefor or will be acquired after the applicable Acquisition Date therefor.

      (iv) All utilities required to adequately service the Existing Improvements for their intended use are available and "tapped on" and hooked up pursuant to adequate permits (including any that may be required under applicable Environmental Laws). Access to the Existing Improvements for pedestrians and motor vehicles from publicly dedicated streets and public highways are available.

      (v) No portion of the Tract 1 Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable Governmental Authority, or if any portion of the Property is located in such an area, flood insurance has been obtained for the Property or such portion thereof in accordance with Paragraph 3.03 of the Lease Agreement and the National Flood Insurance Act of 1968.


                                    4.01(s)-2

                                SCHEDULE 4.01(S)

                                TRACT 2 PROPERTY

      (i) The Tract 2 Land consists of 8.124 acres located at 51 and 77 Rio Robles, San Jose, California, more particularly described in Part 2 to Exhibit A.

      (ii) On the date of this Agreement, the Existing Improvements on the Tract 2 Land consist of two (2) one-story buildings consisting of 64,895 square feet and 55,750 square feet respectively.

      (iii) In addition to the Tract 2 Land and Existing Improvements thereto, the other Tract 2 Property to be acquired for the Acquisition Price therefor on the Acquisition Date therefor will include the personal property described on that certain Bill of Sale, Assignment of Contract Rights and Intangible Assets executed by Seller and Lessor and the other Related Goods more particularly described in Exhibit B to the Lease Agreement or the applicable Exhibit B Supplement.

      (iv) All utilities required to adequately service the Existing Improvements for their intended use are available and "tapped on" and hooked up pursuant to adequate permits (including any that may be required under applicable Environmental Laws). Access to the Existing Improvements for pedestrians and motor vehicles from publicly dedicated streets and public highways are available.

      (v) No portion of the Tract 2 Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable Governmental Authority, or if any portion of the Property is located in such an area, flood insurance has been obtained for the Property or such portion thereof in accordance with Paragraph 3.03 of the Lease Agreement and the National Flood Insurance Act of 1968.


                                    4.01(s)-3

                                SCHEDULE 4.01(S)

                                TRACT 3 PROPERTY

      (i) The Tract 3 Land consists of 9.2268 acres located at 160 Rio Robles, San Jose, California, more particularly described in Part 3 to Exhibit A.

      (ii) On the date of this Agreement, the Existing Improvements on the Tract 3 Land consist of one (1) building.

      (iii) In addition to the Tract 3 Land and Existing Improvements thereto, the other Tract 3 Property to be acquired for the Acquisition Price therefor on the Acquisition Date therefor will include the personal property described on that certain Bill of Sale, Assignment of Contract Rights and Intangible Assets executed by Seller and Lessor and the other Related Goods more particularly described in Exhibit B to the Lease Agreement or the applicable Exhibit B Supplement.

      (iv) All utilities required to adequately service the Existing Improvements for their intended use are available and "tapped on" and hooked up pursuant to adequate permits (including any that may be required under applicable Environmental Laws). Access to the Existing Improvements for pedestrians and motor vehicles from publicly dedicated streets and public highways are available.

      (v) No portion of the Tract 3 Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable Governmental Authority, or if any portion of the Property is located in such an area, flood insurance has been obtained for the Property or such portion thereof in accordance with Paragraph 3.03 of the Lease Agreement and the National Flood Insurance Act of 1968.


                                    4.01(s)-4

                                SCHEDULE 4.01(S)

                                TRACT 4 PROPERTY

      (i) The Tract 4 Land consists of 3.55 acres located at 145 Rio Robles, San Jose, California, more particularly described in Part 4 to Exhibit A.

      (ii) On the date of this Agreement, the Existing Improvements on the Tract 4 Land consist of one (1) one-story building consisting of approximately 52,536 square feet.

      (iii) No property, other than the Tract 4 Land and Existing Improvements thereto will be acquired for the Acquisition Price therefor or will be acquired after the applicable Acquisition Date therefor.

      (iv) All utilities required to adequately service the Existing Improvements for their intended use are available and "tapped on" and hooked up pursuant to adequate permits (including any that may be required under applicable Environmental Laws). Access to the Existing Improvements for pedestrians and motor vehicles from publicly dedicated streets and public highways are available.

      (v) No portion of the Tract 4 Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable Governmental Authority, or if any portion of the Property is located in such an area, flood insurance has been obtained for the Property or such portion thereof in accordance with Paragraph 3.03 of the Lease Agreement and the National Flood Insurance Act of 1968.


                                    4.01(s)-5

                                SCHEDULE 4.01(S)

                                TRACT 5 PROPERTY

      (i) The Tract 5 Land consists of 8.273 acres located at One Technology Drive, Milpitas, California, more particularly described in Part 1 to Exhibit A.

      (ii)  There are no Improvements on the Tract 5 Land.

      (iii) No property, other than the Tract 5 Land will be acquired for the Acquisition Price therefor or will be acquired after the applicable Acquisition Date therefor.

      (iv) No portion of the Tract 5 Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable Governmental Authority, or if any portion of the Property is located in such an area, flood insurance has been obtained for the Property or such portion thereof in accordance with Paragraph 3.03 of the Lease Agreement and the National Flood Insurance Act of 1968.


                                    4.01(s)-6

                                    EXHIBIT A

                                      LAND

                                    EXHIBIT A

                                     PART 1

                                  TRACT 1 LAND

                                    EXHIBIT A

                                     PART 2

                                  TRACT 2 LAND

                                    EXHIBIT A

                                     PART 3

                                  TRACT 3 LAND


THE FEE OWNER OF THE REAL PROPERTY DESCRIBED BELOW IS: KLA-TENCOR CORPORATION, A DELAWARE CORPORATION

                                    EXHIBIT A

                              TRACT 3 LAND (CONT.)

                                    EXHIBIT A

                              TRACT 3 LAND (CONT.)

                                    EXHIBIT A

                              TRACT 3 LAND (CONT.)

                                    EXHIBIT A

                                     PART 4

                                  TRACT 4 LAND

                                    EXHIBIT A

                                     PART 5

                                  TRACT 5 LAND

                                    EXHIBIT B

                                 LEASE AGREEMENT

                                LEASE AGREEMENT,
              CONSTRUCTION DEED OF TRUST WITH ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

            THIS LEASE AGREEMENT, CONSTRUCTION DEED OF TRUST WITH ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Agreement" herein), dated as of November 12, 1997 is entered into by and between:

            (1)   KLA-TENCOR CORPORATION, a Delaware corporation ("Lessee"); and

            (2) LEASE PLAN U.S.A., INC., a Georgia corporation, as lessor under this Agreement and as trustee under the deed of trust contained herein ("Lessor").

                                    RECITALS

            A. Lessee has requested Lessor and the financial institutions which are "Participants" under the Participation Agreement referred to in Recital B below (such financial institutions to be referred to collectively as the "Participants") to provide to Lessee a certain lease facility. Pursuant to such facility:

            (1) Lessor would (a) acquire certain property designated by Lessee (either through purchase or lease), (b) lease to Lessee such property and certain other property currently held by Lessor, (c) appoint Lessee as Lessor's agent to make certain improvements to a portion of such property,
      (d) make advances to finance such improvements and to pay certain related expenses, and (e) grant to Lessee the right to purchase such property; and

            (2)   The Participants would participate in such lease facility by
      (a) funding the purchase prices and other advances to be made by Lessor and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

            B. Pursuant to a Participation Agreement dated of even date herewith (the "Participation Agreement") among Lessee, Lessor, the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"), Lessor and the Participants have agreed to provide such lease facility upon the terms and subject to the conditions set forth therein, including without limitation the execution and delivery of this Agreement setting forth the terms of the lease by Lessor to Lessee of the property.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. INTERPRETATION.

      1.01. Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Agreement or any other Operative Document, shall have the respective meaning given to that term in such Schedule
1.01 or in the provision of this Agreement or other document, instrument or agreement referenced in such Schedule 1.01.

      1.02. Rules of Construction. Unless otherwise indicated in this Agreement or any other Operative Document, the rules of construction set forth in Schedule
1.02 to the Participation Agreement shall apply to this Agreement and the other Operative Documents.

SECTION 2. BASIC PROVISIONS.

      2.01. Lease of the Property. Subject to the acquisition thereof by Lessor pursuant to the Participation Agreement and applicable Acquisition Agreements either as of the date hereof or during the term hereof, Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the following property (the "Property") to the extent of Lessor's estate, right, title and interest therein, thereto or thereunder:

            (a) All lots, pieces, tracts and parcels of land described in Exhibit A together with such additional parcels of real property as may be added to Exhibit A from time to time during the term hereof (the "Land");

            (b)   All Improvements located on the Land;

            (c) All Appurtenant Rights belonging, relating or pertaining to any of the Land or Improvements;

            (d) All Related Goods (including those described in Exhibit B and in each Exhibit B Supplement), Related Permits and Related Agreements related to any of the foregoing Land, Improvements or Appurtenant Rights; and

            (e) All accessions and accretions to and replacements and substitutions for the foregoing.

(Lessee understands that Lessor's only interest in the Tract 3 Land is through the Tract 3 Ground Lease Agreement and is a leasehold interest only.)

      2.02. Term.

            (a) Original Term. The original term of this Agreement shall commence on the Closing Date (the "Commencement Date") and shall end on the first Business Day of November, 2002 (such date as it may be extended pursuant to Subparagraph 2.02(b) to be referred to as the "Scheduled Expiration Date").

            (b) Extensions. Lessee may request Lessor to extend the Scheduled Expiration Date in effect for an additional period of two (2) years, as provided in Subparagraph 2.09(b) of the Participation Agreement. If Lessor and each Participant consents to such a request in accordance with such provision, the definition of "Scheduled Expiration Date" set forth in Subparagraph 2.02(a) shall be deemed extended to the date which is the first business day of November, 2004. Lessee acknowledges that neither Lessor nor any Participant has any obligation or commitment (either express or implied) to extend, or consent to the extension of, the Scheduled Expiration Date at any time.

      2.03. Rent.

            (a)   Base Rent.

                  (i) Lessee shall pay to Lessor as base rent hereunder ("Base Rent") for each Rental Period for each Portion of the Outstanding Lease Amount an amount equal to the product of (A) the Rental Rate for such Rental Period and Portion, times (B) the amount of such Portion on the first day of such Rental Period, times (C) a fraction, the numerator of which is the number of days in such Rental Period and the denominator of which is 360. If the Rental Rate shall change during any Rental Period, the Rental Rate for such Rental Period shall be the weighted average of the Rental Rates in effect from time to time during such Rental Period.

                  (ii) Lessee may select the number and amounts of the Portions into which the Outstanding Lease Amount is to be divided and the Rental Period for each such Portion by (y) setting forth in each Acquisition Advance Request delivered by Lessee pursuant to Subparagraph 2.03(a) of the Participation Agreement the Portions into which Advances initially are to be divided and the initial Rental Periods therefor and (z) delivering to Lessor at least three
            (3) Business Days prior to the last day of each Rental Period for a Portion an irrevocable written notice in the form of Exhibit C, appropriately completed (a "Notice of Rental Period Selection"), subject to the following:

                        (A) Each Portion shall be in the amount of $5,000,000 or an integral multiple of $100,000 in excess thereof; provided, however, that (1) during the Commitment Period, all Improvement/Expense Advances made after the Closing Date shall be combined as a single Portion (which may be less than $5,000,000), (2) the total number of Portions outstanding at any time shall not exceed four (4), and (3) the Outstanding Lease Amount shall consist of a single Portion in the amount of the Outstanding Lease Amount if the Outstanding Lease Amount is less than $5,000,000).

                        (B) The initial and each subsequent Rental Period selected by Lessee for each Portion shall be one (1), two (2), three (3), six (6) or twelve (12) months; provided, however, that (1) the initial Rental Period for any Portion that is originated on an Acquisition Date that is not the first Business Day of a calendar month shall begin on such Acquisition Date and shall end on the first Business Day of the first calendar month immediately following the month in which such origination occurs, (2) every other Rental Period shall begin and end on the first Business Day of a calendar month, (3) during the Commitment Period, the Rental Period for the Portion consisting of all Improvement/Expense Advances made after the Closing Date shall be one (1) month, (4) no Rental Period shall end after the Scheduled Expiration Date,
                  (5) no Rental Period shall be longer than one (1) month if a Default has occurred and is continuing on the date three (3) Business Days prior to the first day of such Rental Period and
                  (6) each Rental Period after the initial Rental Period for any Portion for which Lessee fails to make a selection by delivering a Notice of Rental Period Selection in accordance with this clause (ii) shall be one (1) month.

                  Lessee shall deliver each Notice of Rental Period Selection by first-class mail or facsimile as required by Subparagraph 2.02(a) and Paragraph 7.01 of the Participation Agreement; provided, however, that Lessee shall promptly deliver the original of any Notice of Rental Period Selection initially delivered by facsimile.

                  (iii) The rental rate for each Rental Period for a Portion
            ("Rental Rate") shall be the LIBOR Rental Rate for such Rental Period and Portion, except as follows:

                        (A) The Rental Rates for the Rental Periods that begin on the Closing Date and on the Tract 4 Acquisition Date and end on December 1, 1997 shall be a rate agreed upon by Lessee and Lessor; or

                        (B) If any other Rental Period is less than seven (7) days, the Rental Rate for such Rental Period shall be the Alternate Rental Rate; or

                        (C) If the LIBOR Rental Rate is unavailable for any Rental Period pursuant to Subparagraph 2.12(a) or Subparagraph 2.12(b) of the Participation Agreement, the Rental Rate for such Rental Period shall be the Alternate Rental Rate.

                  (iv) Lessee shall pay Base Rent in arrears (A) for each Portion, on the last day of each Rental Period therefor and, in the case of any Rental Period which exceeds three (3) months, each day occurring every three (3) months after the first day of such Rental Period (individually, a "Scheduled Rent Payment Date") and (B) for all Portions, on the Expiration Date.

            (b) Supplemental Rent. Lessee shall pay as supplemental rent hereunder ("Supplemental Rent") all amounts (other than Base Rent, the purchase price payable by Lessee for any purchase of the Property by Lessee pursuant to the Purchase Agreement and the Residual Value Guaranty Amount payable under the Purchase Agreement) payable by Lessee under this Agreement and the other Operative Documents. Lessee shall pay all Supplemental Rent amounts on the dates specified in this Agreement and the other Operative Documents for the payment of such amounts or, if no date is specified for the payment of any such amount, upon the demand of Lessor or any other Person to whom such amount is payable.

      2.04. Use. Lessee may use the Property for office, research and development, warehouse and manufacturing purposes, and for any other purpose which is in compliance with applicable zoning laws and ordinances for the Property.

      2.05. "As Is" Lease. Lessee has conducted, or will conduct from time to time with regard to property that may be added hereto after the date hereof, all due diligence which it deems appropriate regarding the Property and agrees that no Lessor Party has any obligation to conduct any such due diligence. Lessee is leasing the Property "as is, with all faults" without any representation, warranty, indemnity or undertaking by any Lessor Party regarding any aspect of the Property, including (a) the condition of the Property (including any Improvements to the Property made prior to the Commencement Date or during the
Term); (b) title to the Property (including possession of the Property by any Person or the existence of any Lien or any other right, title or interest in or to any of the Property in favor of any Person); (c) the value, habitability, usability, design, operation or fitness for use of the Property; (d) the availability or adequacy of utilities and other services to the Property; (e) any latent, hidden or patent defect in the Property; (f) the zoning or status of the Property or any other restrictions on the use of the Property; (g) the economics of the Property; (h) any Casualty or Condemnation; or (i) the compliance of the Property with any applicable Governmental Rule or Insurance Requirement; provided, however, that Lessor shall be obligated to remove Lessor Liens to the extent required in Subparagraph 5.04(b) of the Participation Agreement. Without limiting the generality of the foregoing, Lessee specifically waives any covenant of quiet enjoyment except as otherwise provided in Subparagraph 5.04(b) of the Participation Agreement.

      2.06. Nature of Transaction. As more fully provided in Paragraph 2.10 of the Participation Agreement, Lessee and the Lessor Parties intend that the transaction evidenced by this Agreement and the other Operative Documents constitute an operating lease in accordance with FASB 13 for accounting purposes and a loan secured by the Property for all other purposes, including federal, state and local income tax purposes and commercial, real estate and bankruptcy law purposes.

      2.07. Security, Etc. In order to secure the Lessee Obligations and otherwise to assure the Lessor Parties the benefits hereof in the event that the transaction evidenced by this Agreement and the other Operative Documents is, pursuant to the intent of Lessee and the Lessor Parties, treated as a loan for certain purposes, Lessee hereby makes the following grants and agrees as follows:

            (a) Real Property Security. As security for the Lessee Obligations, Lessee hereby irrevocably and unconditionally grants, conveys, transfers and assigns to Lessor, in trust for the benefit of the Lessor Parties, with power of sale and right of entry and possession, all estate, right, title and interest of Lessee in the following property, whether now owned or leased or hereafter acquired, (collectively, the "Real Property Collateral"):

                  (i)   The Land;

                  (ii)  All Improvements located on the Land;

                  (iii) All Appurtenant Rights belonging, relating or pertaining to any of the foregoing Land or Improvements;

                  (iv) All Subleases of and all Issues and Profits accruing from any of the foregoing Land, Improvements or Appurtenant Rights to the extent that such Subleases and Issues and Profits constitute real property;

                  (v) All Related Goods, Related Permits and Related Agreements related to any of the foregoing Land, Improvements or Appurtenant Rights to the extent that such Related Goods, Related Agreements and Related Permits constitute real property;

                  (vi) All other Property to the extent that such property constitutes real property; and

                  (vii) All proceeds of the foregoing, including Casualty and
            Condemnation Proceeds.

            (b) Personal Property Security. As security for the Lessee Obligations, Lessee hereby irrevocably and unconditionally assigns and grants to Lessor, for the benefit of the Lessor Parties, a security interest in all estate, right, title and interest of Lessee in the following property, whether now owned or leased or hereafter acquired, (collectively, the "Personal Property Collateral"):

                  (i) All Subleases of and all Issues and Profits accruing from any of the Land, Improvements or Appurtenant Rights to the extent that such Subleases and Issues and Profits constitute personal property;

                  (ii) All Related Goods, Related Permits and Related Agreements related to any of the Land, Improvements or Appurtenant Rights to the extent that such Related Goods, Related Agreements and Related Permits constitute personal property;

                  (iii) All Cash Collateral and all other deposit accounts,
            instruments, investment property and monies held by any Lessor Party in connection with this Agreement or any other Operative Document (including any Repair and Restoration Account);

                  (iv) All other Property to the extent such Property constitutes personal property; and

                  (v) All proceeds of the foregoing, including Casualty and Condemnation Proceeds.

      This Agreement constitutes a fixture filing for purposes of the California Commercial Code with respect to the Related Goods which are or are to become fixtures on the Land or Improvements.

            (c) Absolute Assignment of Subleases, Issues, and Profits. Lessee hereby irrevocably assigns to Lessor, for the benefit of the Lessor Parties, all of Lessee's estate, right, title and interest in, to and under the Subleases and the Issues and Profits, whether now owned or hereafter acquired. This is a present and absolute assignment, not an assignment for security purposes only, and Lessor's right to the Subleases and Issues and Profits is not contingent upon, and may be exercised without possession of, the Property.

                  (i) If no Event of Default has occurred and is continuing, Lessee shall have a revocable license to collect and retain the Issues and Profits as they become due. Upon the occurrence and during the continuance of an Event of Default, such license shall automatically terminate, and Lessor may collect and apply the Issues and Profits pursuant to Subparagraph 5.02(d) without further notice to Lessee or any other party and without taking possession of the Property. All Issues and Profits thereafter collected by Lessee shall be held by lessee as trustee in a constructive trust for the benefit of Lessor. Lessee hereby irrevocably authorizes and directs the sublessees under the Subleases, without any need on their part to inquire as to whether an Event of Default has actually occurred or is then existing, to rely upon and comply with any notice or demand by Lessor for the payment to Lessor of any rental or other sums which may become due under the Subleases or for the performance of any of the sublessees' undertakings under the Subleases. Collection of any Issues and Profits by Lessor shall not cure or waive any default or notice of default hereunder or invalidate any acts done pursuant to such notice.

                  (ii) The foregoing irrevocable assignment shall not cause any Lessor Party to be (A) a mortgagee in possession; (B) responsible or liable for (1) the control, care, management or repair of the Property or for performing any of Lessee's obligations or duties under the Subleases, (2) any waste committed on the Property by the sublessees under any of the Subleases or by any other Persons, (3) any dangerous or defective condition of the Property, or (4) any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any sublessee, licensee, employee, invitee or other Person; or (C) responsible for or impose upon any Lessor Party any duty to produce rents or profits. No Lessor Party, in the absence of gross negligence or willful disregard on its part, shall be liable to Lessee as a consequence of (y) the exercise or failure to exercise any of the rights, remedies or powers granted to Lessor hereunder or

            (z) the failure or refusal of Lessor to perform or discharge any obligation, duty or liability of Lessee arising under the Subleases.

SECTION 3. OTHER LESSEE AND LESSOR RIGHTS AND OBLIGATIONS.

      3.01. Maintenance, Repair, Etc.

            (a) General. Lessee shall not permit any waste of the Property, except for ordinary wear and tear, and shall, at its sole cost and expense, maintain the Property in good working order, mechanical condition and repair and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all applicable Governmental Rules and Insurance Requirements and on a basis consistent with the operation and maintenance of commercial properties comparable in type and location to the Property and in compliance with prudent industry practice.

            (b) New Improvements. Lessee shall make or cause to be made all of the New Improvements authorized and required by the Construction Agency Agreement in accordance with the Construction Agency Agreement.

            (c) Other Modifications. Lessee, at its sole cost and expense, may from time to time make alterations, renovations, improvements and additions to the Property and substitutions and replacements therefor (collectively, "Modifications") in addition to the New Improvements; provided that:

                  (i) No Modification impairs the value, utility or useful life of the Property or any part thereof from that which existed immediately prior to such Modification;

                  (ii) All Modifications are made expeditiously and, in all cases unless Lessee currently is exercising either the Term Purchase Option or the Expiration Date Purchase Option, completed not later than six (6) months prior to the Scheduled Expiration Date;

                  (iii) All Modifications are made in a good and workmanlike manner and in compliance with all applicable Governmental Rules and Insurance Requirements;

                  (iv) Subject to Paragraph 3.12 relating to permitted contests, Lessee pays all costs and expenses and discharges (or cause to be insured or bonded over) any Liens arising in connection with any Modification not later than the earlier of (A) sixty (60) days after the same shall be filed (or otherwise becomes effective) and (B) unless Lessee currently is exercising either the Term Purchase Option or the Expiration Date Purchase Option, six (6) months prior to the Scheduled Expiration Date;

                  (v) At least one (1) month prior to the commencement of (A) any Modifications which are anticipated to cost $2,500,000 or more in the aggregate, or (B) any Modifications which cause the total of all Modifications undertaken during the previous twelve-month period to exceed an aggregate cost of $5,000,000, Lessee shall deliver to Lessor, with sufficient copies for Agent and each Participant, a brief written description of such Modifications; and

                  (vi) All Modifications otherwise comply with this Agreement and the other Operative Documents.

            (d) Abandonment. Lessee shall not abandon the Property or any material portion thereof for any period in excess of thirty (30) consecutive days during the term hereof, except as a part of any New Improvements or Modifications as permitted herein or in the other Operative Documents.

      3.02. Risk of Loss. Lessee assumes all risks of loss arising from any Casualty or Condemnation which arises or occurs prior to the Expiration Date or while Lessee is in possession of the Property and all liability for all personal injuries and deaths and damages to property suffered by any Person or property on or in connection with the Property which arises or occurs prior to the Expiration Date or while Lessee is in possession of the Property, except in each case to the extent any such loss or liability is primarily caused by the gross negligence or willful misconduct of a Lessor Party. Lessee hereby waives the provisions of California Civil Code Sections 1932(1), 1932(2) and 1933(4), and any and all other applicable existing or future Governmental Rules permitting the termination of this Agreement as a result of any Casualty or Condemnation, and Lessor shall in no event be answerable or accountable for any risk of loss of or decrease in the enjoyment and beneficial use of the Property as a result of any such event.

      3.03. Insurance.

            (a) Coverage. Lessee, at its sole cost and expense, shall carry and maintain the following insurance coverage:

                  (i) At all times during the Term, commercial liability insurance covering claims for injuries or death sustained by persons or damage to property while on the Property, and workers' compensation insurance;

                  (ii) At all times during the Term, property insurance covering loss or damage by fire, flood and other risks in an amount not less than the then current replacement cost of the Improvements on the Property;

                  (iii) During the construction of any Improvements, builders'
            risk insurance covering fire, flood and other normal insured risks; and

                  (iv) At all times during the Term as appropriate, such other insurance of the types customarily carried by a reasonably prudent Person owning or operating properties similar to the Property in the same geographic area as the Property;

      Provided, however, that this Subparagraph 3.03(a) (A) shall not be construed to require Lessee to carry or maintain earthquake insurance and (B) shall not require Lessee to carry or maintain flood insurance in an amount in excess of the amount required by any Governmental Rule applicable to Lessee or any Lessor Party. Except as otherwise specifically required above, such insurance shall be in amounts, in a form and with deductibles customarily carried by a reasonably prudent Person owning or operating properties similar to the Property in the same geographic area as the Property.

            (b) Carriers. Any insurance carried and maintained by Lessee pursuant to this Paragraph 3.03 shall be underwritten by an insurance company which (i) has, at the time such insurance is placed and at the time of each renewal thereof, a general policyholder rating of "A" and a financial rating of at least 9 from A.M. Best and Company or any successor thereto (or if there is none, an organization having a similar national reputation) or (ii) is otherwise approved by Lessor and Required Participants; provided, however, that Lessee may, if no Event of Default has occurred and is continuing, self-insure.

            (c) Terms. Each insurance policy maintained by Lessee pursuant to this Paragraph 3.03 shall provide as follows, whether through endorsements or otherwise:

                  (i) Lessor and Agent shall be named as additional insureds, in the case of each policy of liability and property insurance, and additional loss payees, in the case of each policy of property insurance.

                  (ii) In respect of the interests of Lessor in the policy, the insurance shall not be invalidated by any action or by inaction of Lessee or by any Person having temporary possession of the Property while under contract with Lessee to perform maintenance, repair, alteration or similar work on the Property, and shall insure the interests of Lessor regardless of any breach or violation of any warranty, declaration or condition contained in the insurance policy by Lessee, Lessor or any other additional insured (other than by such additional insured, as to such additional insured); provided, however, that the foregoing shall not be deemed to (A) cause such insurance policies to cover matters otherwise excluded from coverage by the terms of such policies or (B) require any insurance to remain in force notwithstanding non-payment of premiums except as provided in clause (iii) below.

                  (iii) If the insurance policy is cancelled for any reason
            whatsoever, or substantial change is made in the coverage that affects the interests of Lessor, or if the insurance coverage is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to Lessor for thirty (30) days after receipt by Lessor of written notice from the insurers of such cancellation, change or lapse.

                  (iv) No Lessor Party shall have any obligation or liability for premiums, commissions, assessments, or calls in connection with the insurance.

                  (v) The insurer shall waive any rights of set-off or counterclaim or any other deduction, whether by attachment or otherwise, that it may have against any Lessor Party.

                  (vi) The insurance shall be primary without right of contribution from any other insurance that may be carried by any Lessor Party with respect to its interest in the Property.

                  (vii) The insurer shall waive any right of subrogation against any Lessor Party.

                  (viii) All provisions of the insurance, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured party.

                  (ix) The insurance shall not be invalidated should Lessee or any Lessor Party waive, in writing, prior to a loss, any or all rights of recovery against any Person for losses covered by such policy, nor shall the insurance in favor of any Lessor Party or Lessee, as the case may be, or their respective rights under and interests in said policies be invalidated or reduced by any act or omission or negligence of any Lessee Party or Lessor, as the case may be, or any other Person having any interest in the Property.

                  (x) If the insurer has not received written notice from Lessor that an Event of Default has occurred and is continuing, (A) all insurance proceeds in respect of any loss or occurrence with a value of less than fifteen million Dollars ($15,000,000) shall be paid to and adjusted solely by Lessee and (B) all other insurance proceeds shall be paid to Lessor and adjusted jointly by Lessor and Lessee. From and after the date on which the insurer receives written notice from Lessor that an Event of Default has occurred and is continuing (and unless and until such insurer receives written notice from Lessor that all Events of Default have been cured), all losses shall be adjusted solely by, and all insurance proceeds shall be paid solely to, Lessor.

                  (xi) Each policy shall contain a standard form mortgage endorsement in favor of Lessor.

            (d) Evidence of Insurance. Lessee, at its sole cost and expense, shall furnish to Lessor from time to time upon the request of Lessor such certificates or other documents as Lessor may reasonably request to evidence Lessee's compliance with the insurance requirements set forth in this Paragraph 3.03.

            (e) Release of Lessor Parties. Lessee hereby waives, releases and discharges each Lessor Party and its directors, officers, employees, agents and advisors from all claims whatsoever arising out of any loss, claim, expense or damage to or destruction covered or coverable by insurance required under this Paragraph 3.03 to the extent the policies for such insurance permit such waiver, notwithstanding that such loss, claim, expense or damage may have been caused by any such Person, and, as among Lessee and such Persons, Lessee agrees to look to the insurance coverage only in the event of such loss.

      3.04. Casualty and Condemnation.

            (a) Notice. Lessee shall give Lessor prompt written notice of the occurrence of any Casualty affecting, or the institution of any proceedings for the Condemnation of, the Property or any portion thereof.

            (b) Repair or Purchase Option. After the occurrence of any Casualty or Condemnation affecting the Property or any portion thereof, Lessee shall either (i) repair and restore the Property as required by Subparagraph 3.04(c) or (ii) exercise the Term Purchase Option and purchase the Property pursuant to the Purchase Agreement; provided, however, that Lessee may not elect to repair and restore the Property if such casualty or condemnation is a Major Casualty or Major Condemnation or if an Event of Default has occurred and is continuing, unless Lessor and the Required Participants shall consent in writing. Not later than one (1) month after the occurrence of any Casualty or Condemnation, Lessee shall deliver to Lessor a written notice indicating whether it elects to repair and restore or purchase the Property

            (c) Repair and Restoration. If Lessee elects to repair and restore the Property following any Casualty or Condemnation, Lessee shall diligently proceed to repair and restore the Property to the condition in which it existed immediately prior to such Casualty or Condemnation and shall use reasonable efforts to complete all such repairs and restoration as soon as reasonably practicable, but not later than six (6) months prior to the Scheduled Expiration Date unless Lessee currently is exercising either the Term Purchase Option or the Expiration Date Purchase Option,. Lessee shall use its own funds to make such repairs and restoration, except to the extent any Casualty and Condemnation Proceeds are available and are released to Lessee for such purpose pursuant to Subparagraph 3.04(f). Lessee's exercise of the repair and restoration option shall, if Lessor or Required Participants direct, be subject to satisfaction of the following conditions within one (1) month after the occurrence of the Casualty or Condemnation:

                  (i) Deposit in a deposit account acceptable to and controlled by Lessor (a "Repair and Restoration Account") of funds (including any Casualty and Condemnation Proceeds which are available and are released to Lessee pursuant to Subparagraph 3.04(f)) in the amount which Lessor determines is needed to complete and fully pay all costs of the repair or restoration (including taxes, financing charges, insurance and rent during the repair period);

                  (ii) The establishment of an arrangement for lien releases and disbursement of funds acceptable to Lessor and in a manner and upon such terms and conditions as would be required by a prudent interim construction lender; and

                  (iii) The delivery to Lessor of the following, each in form and substance acceptable to Lessor;

                        (A) Evidence that the Property can, in Lessor's reasonable judgment, with diligent restoration or repair, be returned to a condition at least equal to the condition thereof that existed prior to the Casualty or partial Condemnation causing the loss or damage within the earlier to occur of (A) six (6) months after the occurrence of the Casualty or Condemnation and (B) unless Lessee currently is exercising either the Term Purchase Option or the Expiration Date Purchase Option, six (6) months prior to the Scheduled Expiration Date;

                        (B) Evidence that all necessary governmental approvals can be timely obtained to allow the rebuilding and reoccupancy of the Property;

                        (C) Copies of all plans and specifications for the work;

                        (D) Copies of all contracts for the work, signed by a contractor reasonably acceptable to Lessor;

                        (E)   A cost breakdown for the work;

                        (F) A payment and performance bond for the work or other security satisfactory to Lender;

                        (G) Evidence that, upon completion of the work, the size, capacity and total value of the Property will be at least as great as it was before the Casualty or Condemnation occurred; and

                        (H) Evidence of satisfaction of any additional conditions that Lessor or Required Participants may reasonably establish to protect their rights under this Agreement and the other Operative Documents.

            All plans and specifications for the work must be reasonably acceptable to Lessor, except that Lessor's approval shall not be required if the restoration work is based on the same plans and specifications as were originally used to construct the Property. To the extent that the funds in a Repair and Restoration Account include both Casualty and Condemnation Proceeds and other funds deposited by Lessee, the other funds deposited by Lessee shall be used first. Lessee acknowledges that the specific conditions described above are reasonable.

            (d) Prosecution of Claims for Casualty and Condemnation Proceeds. Lessee shall proceed promptly and diligently to prosecute in good faith the settlement or compromise of any and all claims for Casualty and Condemnation Proceeds; provided, however, that any settlement or compromise of any such claim shall, except as otherwise provided in clause
      (x) of Subparagraph 3.03(c), be subject to the written consent of Lessor and Required Participants, which consents shall not be unreasonably withheld. Lessor may participate in any proceedings relating to such claims, and, after the occurrence and during the continuance of any Event of Default, Lessor is hereby authorized, in its own name or in Lessee's name, to adjust any loss covered by insurance or any Casualty or Condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Lessee shall from time to time deliver to Lessor any and all further assignments and other instruments required to permit such participation.

            (e) Assignment of Casualty and Condemnation Proceeds. Lessee hereby absolutely and irrevocably assigns to Lessor all Casualty and Condemnation Proceeds and all claims relating thereto. Except as otherwise provided in clause (x) of Subparagraph 3.03(c), Lessee agrees that all Casualty and Condemnation Proceeds are to be paid to Lessor and Lessee hereby authorizes and directs any insurer, Governmental

      Authority or other Person responsible for paying any Casualty and Condemnation Proceeds to make payment thereof directly to Lessor alone, and not to Lessor and Lessee jointly. If Lessee receives any Casualty and Condemnation Proceeds payable to Lessor hereunder, Lessee shall promptly pay over such Casualty and Condemnation Proceeds to Lessor. Lessee hereby covenants that until such Casualty and Condemnation Proceeds are so paid over to Lessor, Lessee shall hold such Casualty and Condemnation Proceeds in trust for the benefit of Lessor and shall not commingle such Casualty and Condemnation Proceeds with any other funds or assets of Lessee or any other Person. Except as otherwise provided in clause (x) of Subparagraph 3.03(c), Lessor may commence, appear in, defend or prosecute any assigned right, claim or action, and may adjust, compromise, settle and collect all rights, claims and actions assigned to Lessor, but shall not be responsible for any failure to collect any such right, claim or action, regardless of the cause of the failure.

            (f)   Use of Casualty and Condemnation Proceeds.

                  (i) If (A) no Event of Default has occurred and is continuing, (B) Lessee exercises the repair and restoration option pursuant to Subparagraphs 3.04(b) and 3.04(c) and (C) Lessee complies with any conditions imposed pursuant to Subparagraph 3.04(c); then Lessor shall release any Casualty and Condemnation Proceeds to Lessee for repair or restoration of the Property, but may condition such release and use of the Casualty and Condemnation Proceeds upon deposit of the Casualty and Condemnation Proceeds in a Repair and Restoration Account. Lessor shall have the option, upon the completion of such restoration of the Property, to apply any surplus Casualty and Condemnation Proceeds remaining after the completion of such restoration to the payment of Rent and/or the reduction of the Outstanding Lease Amount, notwithstanding that such amounts are not then due and payable or that such amounts are otherwise adequately secured.

                  (ii) If (A) an Event of Default has occurred and is continuing, (B) Lessee fails to or is unable to comply with any conditions imposed pursuant to Subparagraph 3.04(c) or (C) Lessee elects to exercise the Term Purchase Option and purchase the Property pursuant to the Purchase Agreement; then, at the absolute discretion of Lessor and the Required Participants, regardless of any impairment of security or lack of impairment of security, but subject to applicable Governmental Rules governing use of Casualty and Condemnation Proceeds, if any, Lessor may (1) apply all or any of the Casualty and Condemnation Proceeds it receives to the expenses of Lessor Parties in obtaining such proceeds; (2) apply the balance to the payment of Rent and/or the reduction of the Outstanding Lease Amount, notwithstanding that such amounts are not then due and payable or that such amounts are otherwise adequately secured and/or (3) release all or any part of such proceeds to Lessee upon any conditions Lessor and the Required Participants may elect.

                  (iii) Lessor shall apply any Casualty and Condemnation
            Proceeds which are to be used to reduce the Outstanding Lease Amount only on the last day of a Rental Period unless a Default has occurred and is continuing.

                  (iv) Application of all or any portion of the Casualty and Condemnation Proceeds, or the release thereof to Lessee, shall not cure or waive any Default or notice of default or invalidate any acts done pursuant to such notice.

      3.05. Taxes. Subject to Paragraph 3.12 relating to permitted contests, Lessee shall promptly pay when due all Indemnified Taxes imposed on or payable by Lessee or any Lessor Party in connection with the Property, this Agreement or any of the other Operative Documents, or any of the transactions contemplated hereby or thereby. As promptly as possible after any Indemnified Taxes are payable by Lessee, Lessee shall send to Lessor for the account of the applicable Lessor Party a certified copy of an original official receipt received by Lessee showing payment thereof. If Lessee fails to pay any such Indemnified Taxes when due to the appropriate taxing authority or fails to remit to Lessor the required receipts or other required documentary evidence, Lessee shall indemnify the Lessor Parties for any incremental taxes, interest or penalties that may become payable by the Lessor Parties as a result of any such failure. The obligations of Lessee under this Paragraph 3.05 shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

      3.06. Environmental Matters.

            (a) Lessee's Covenants. Lessee shall not cause or permit Hazardous Materials to be used, generated, manufactured, stored, treated, disposed of, transported or present on or released or discharged from the Property in any manner that is reasonably likely to have a Material Adverse Effect. Lessee may use Hazardous Materials in connection with the operation of its business (or the business of permitted subtenants) so long as such use is consistent with the preceding sentence. Lessee shall immediately notify Lessor in writing of (i) the discovery of any Hazardous Materials on, under or about the Property; (ii) any knowledge by Lessee that the Property does not comply with any Environmental Laws; (iii) any claims against Lessee or the Property relating to Hazardous Materials or pursuant to Environmental Laws; and (iv) the discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be designated as "border zone property" under the provisions of California Health and Safety Code Sections 25220 et seq. or any regulation adopted in accordance therewith. In response to the presence of any Hazardous Materials on, under or about the Property, Lessee shall immediately take, at Lessee's sole expense, all remedial action required by any Environmental Laws or any judgment, consent decree, settlement or compromise in respect to any claim based thereon.

            (b) Inspection By Lessor. Upon reasonable prior notice to Lessee, Lessor, its employees and agents, may from time to time (whether before or after the commencement of a nonjudicial or judicial foreclosure proceeding), enter and inspect the Property for the purpose of determining the existence, location, nature and magnitude of any past or present release or threatened release of any Hazardous Materials into, onto, beneath or from the Property.

            (c) Indemnity. Without in any way limiting any other indemnity contained in this Agreement or any other Operative Document, Lessee agrees to defend, indemnify and hold harmless the Lessor Parties and the other Indemnitees from and against any claim, loss, damage, cost, expense or liability directly or indirectly arising out of (i) the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any Hazardous Materials which are found in, on, under or about the Property or (ii) the breach of any covenant, representation or warranty of Lessee relating to Hazardous Materials or Environmental Laws contained in this Agreement or any Operative Document. This indemnity shall include (A) the costs, whether foreseeable or unforeseeable, of any investigation, repair, cleanup or detoxification of the Property which is required by any Governmental Authority or is otherwise necessary to render the Property in compliance with all Environmental Laws; (B) all other direct or indirect consequential damages (including any third party claims, claims by any Governmental Authority, or any fines or penalties against the Indemnitees; and (C) all court costs and attorneys' fees (including expert witness fees and the cost of any consultants) paid or incurred by the Indemnitees. Lessee shall pay immediately upon Lessor's demand any amounts owing under this indemnity. Lessee shall use legal counsel reasonably acceptable to Lessor in any action or proceeding arising under this indemnity. The obligations of Lessee under this Subparagraph 3.06(c) shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

            (d) Legal Effect of Section. Lessee and Lessor agree that (i) this Paragraph 3.06 and clause (i) of Subparagraph 4.01(s) of the Participation Agreement are intended as Lessor's written request for information (and Lessee's response) concerning the environmental condition of the real property security as required by California Code of Civil Procedure
      Section 726.5 and (ii) each representation and warranty and covenant herein and therein (together with any indemnity applicable to a breach of any such representation and warranty) with respect to the environmental condition of the Property is intended by Lessor and Lessee to be an "environmental provision" for purposes of California Code of Civil Procedure Section 736.

      3.07. Liens, Easements, Etc.

            (a) Lessee's Covenants. Subject to Paragraph 3.12 relating to permitted contests, Lessee shall not create, incur, assume or permit to exist any Lien or easement on or with respect to any of the Property of any character, whether now owned or hereafter acquired, except for the following ("Permitted Property Liens"):

                  (i) Liens in favor of a Lessor Party securing the Lessee Obligations;

                  (ii) Liens and easements in existence on the Commencement Date to the extent reflected in the title insurance policies delivered to Agent pursuant to

            Paragraphs 3.01 and 3.02 of and Schedules 3.01 and 3.02 to the Participation Agreement and approved by Lessor;

                  (iii) Liens and easements approved by Lessor and reflected in the title insurance policy or policies or binders to be delivered in connection with any Land added hereto after the date hereof;

                  (iv) Liens for taxes or other Governmental Charges not at the time delinquent or thereafter payable without penalty;

                  (v) Liens of carriers, warehousemen, mechanics, materialmen and vendors and other similar Liens imposed by law incurred in the ordinary course of business for sums not overdue; and

                  (vi)  Lessor Liens.

      Subject to Paragraph 3.12 relating to permitted contests, Lessee shall promptly (A) pay all Indebtedness of Lessee and other obligations prior to the time the non-payment thereof would give rise to a Lien on the Property and (B) discharge, at its sole cost and expense, any Lien on the Property which is not a Permitted Property Lien.

            (b) No Consents. Nothing contained in this Agreement shall be construed as constituting the consent or request of any Lessor Party, express or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NO LESSOR PARTY IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF ANY LESSOR PARTY IN AND TO THE PROPERTY.

      3.08. Subletting. Lessee may, in the ordinary course of business, sublease the Property or any portion thereof to any Person, provided, that (a) Lessee remains directly and primarily liable for performing its obligations under this Agreement and all other Lessee Obligations; (b) each sublease is subject to and subordinated to this Agreement; (c) each sublease has a term which expires on or prior to the Scheduled Expiration Date (or, if longer, includes a provision that the sublease terminates on the Expiration Date if such Expiration Date occurs prior to the Scheduled Expiration Date unless Lessee purchases the Property on the Expiration Date pursuant to the Purchase Agreement); (d) each sublease prohibits the sublessee from engaging in any activities on the Property other than those permitted by Paragraph 2.04; and (e) no sublease has a Material Adverse Effect. Any sublease which does not satisfy each of the requirements of the immediately preceding sentence shall be null and void as to the Lessor Parties and their successor and assigns. Except for such permitted subleases, Lessee shall not assign any of its rights or interests under this Agreement to any other Person.

      3.09. Utility Charges. Lessee shall pay all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other utilities and services to, on or in connection with the Property during the Term.

      3.10. Removal of Property. Lessee shall not remove any Improvements from the Land or any other Property from the Land or Improvements, except that, during the Term, Lessee may remove any Modification or any trade fixture, machinery, equipment, inventory or other personal property if such Modification or property (a) was not financed by an Advance, (b) is not required by any applicable Governmental Rule or Insurance Requirement and (c) is readily removable without impairing the value, utility or remaining useful life of the Property.

      3.11. Compliance with Governmental Rules and Insurance Requirements. Lessee, at its sole cost and expense, shall, unless its failure is not reasonably likely to have a Material Adverse Effect, (a) comply, and cause its agents, sublessees, assignees, employees, invitees, licensees, contractors and tenants, and the Property to comply, with all Governmental Rules and Insurance Requirements relating to the Property (including the construction, use, operation, maintenance, repair and restoration thereof, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of the Property), and (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of the Property and for the use, operation, maintenance, repair and restoration of the Improvements.

      3.12. Permitted Contests. Lessee, at its sole cost and expense, may contest any alleged Lien or easement on any of the Property or any alleged Governmental Charge, Indebtedness or other obligation which is payable by Lessee hereunder to Persons other than the Lessor Parties or which, if unpaid, would give rise to a Lien on any of the Property, provided that (a) each such contest is diligently pursued in good faith by appropriate proceedings; (b) the commencement and continuation of such proceedings suspends the enforcement of such Lien or easement or the collection of such Governmental Charge, Indebtedness or obligation; (c) Lessee has established adequate reserves for the discharge of such Lien or easement or the payment of such Governmental Charge, Indebtedness or obligation in accordance with GAAP and, if the failure to discharge such Lien or easement or the failure to pay such Governmental Charge, Indebtedness or obligation might result in any civil liability for any Lessor Party, Lessee has provided to such Lessor Party a bond or other security satisfactory to such Lessor Party; (d) the failure to discharge such Lien or easement or the failure to pay such Governmental Charge, Indebtedness or obligation could not result in any criminal liability for any Lessor Party; (e) the failure to discharge such Lien or easement or the failure to pay such Governmental Charge, Indebtedness or obligation is not otherwise reasonably likely to have a Material Adverse Effect; and (f) unless Lessee currently is exercising either the Term Purchase Option or the Expiration Date Purchase Option, any such contest is completed and such Lien or easement is discharged (either pursuant to such proceedings or otherwise) or such Governmental Charge, Indebtedness or obligation is declared invalid, paid or otherwise satisfied not later than six (6) months prior to the Scheduled Expiration Date.

      3.13. Lessor Obligations; Right to Perform Lessee Obligations. No Lessor Party shall have any obligation to (a) maintain, repair or make any improvements to the Property, (b) maintain any insurance on the Property, (c) perform any other obligation of Lessee under this Agreement or any other Lessee Obligation,
(d) make any expenditure on account of the Property (except to make Advances as required by the Participation Agreement) or (e) take any other action in connection with the Property, this Agreement or any other Operative Document, except as expressly provided herein or in another Operative Document; provided however, that Lessor may, in its sole discretion and without any obligation to do so, perform any Lessee Obligation not performed by Lessee when required. Lessor may enter the Property or exercise any other right of Lessee under this Agreement or any other Operative Document to the extent Lessor determines in good faith that such entry or exercise is reasonably necessary for Lessor to perform any such Lessee Obligation not performed by Lessee when required. Lessee shall reimburse Lessor and the other Lessor Parties, within five (5) Business Days after demand, for all fees, costs and expenses incurred by them in performing any such obligation or curing any Default.

      3.14. Inspection Rights. During the Term, Lessee shall permit any Person designated by Lessor, upon reasonable notice and during normal business hours, to visit and inspect any of the Property.

SECTION 4. EXPIRATION DATE.

      4.01. Termination by Lessee Prior to Scheduled Expiration Date. Subject to the terms and conditions of the Purchase Agreement, Lessee may, at any time prior to the Scheduled Expiration Date, terminate this Agreement and purchase the Property pursuant to Section 2 of the Purchase Agreement. Lessee shall notify Lessor of Lessee's election so to terminate this Agreement and purchase the Property by delivering to Agent a Notice of Term Purchase Option Exercise pursuant to and in accordance with the provisions of Paragraph 2.01 of the Purchase Agreement.

      4.02. Surrender of Property. Unless Lessee purchases the Property on the Expiration Date pursuant to the Purchase Agreement, Lessee shall vacate and surrender the Property to Lessor on the Expiration Date in its then-current condition, subject to compliance by Lessee on or prior to such date of its obligations under this Agreement and the other Operative Documents (including the completion of the New Improvements and all Modifications, the completion of all permitted contests and the removal of all Liens which are not Permitted Property Liens of the types described in clauses (i), (ii), (iii), (iv) and (vi) of Subparagraph 3.07(a)).

      4.03. Holding Over. If Lessee does not purchase the Property on the Expiration Date pursuant to the Purchase Agreement but continues in possession of any portion of the Property after the Expiration Date, Lessee shall pay rent for each day it so continues in possession, payable upon demand of Lessor, at a per annum rate equal to the Alternate Rental Rate plus two percent (2.0%) and shall pay and perform all of its other Lessee Obligations under this Agreement and the other Operative Documents in the same manner as though the Term had not ended; provided, however, that this Paragraph 4.03 shall not be interpreted to permit such holding over or to limit any right or remedy of Lessor for such holding over.

SECTION 5. DEFAULT.

      5.01. Events of Default. The occurrence or existence of any one or more of the following shall constitute an "Event of Default" hereunder:

            (a) Non-Payment. Lessee shall (i) fail to pay on the Expiration Date any amount payable by Lessee under this Agreement or any other Operative Document on or prior to such date, (ii) fail to pay within five
      (5) business days after any Scheduled Rent Payment Date any Base Rent payable on such Scheduled Rent Payment Date (other than the Base Rent payable on the Expiration Date) or (iii) fail to pay within thirty (30) days after the same becomes due, any Supplemental Rent or other amount required under the terms of this Agreement or any other Operative Document (other than any such amount payable on the Expiration Date or Base Rent); or

            (b) Specific Defaults. Lessee or any of its Subsidiaries shall fail to observe or perform any covenant, obligation, condition or agreement set forth in Subparagraph 3.01(d) hereof or in Paragraph 5.02 or Paragraph 5.03 of the Participation Agreement; or

            (c) Other Defaults. Lessee or any of its Subsidiaries shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Agreement or any other Operative Document and such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor; provided, however, that, if such failure cannot reasonably be cured within such thirty (30) day period, such failure shall not constitute an Event of Default hereunder if Lessee (i) promptly commences to cure such failure within such thirty (30) day period, (ii) thereafter diligently pursues such cure to completion, and (iii) completes such cure not later than the earlier of (A) the Expiration Date, if Lessee is exercising the Marketing Option, and (B) one hundred and twenty days (120) days after Lessor's notice of such failure; or

            (d) Representations and Warranties. Any representation, warranty, certificate, information or other statement (financial or otherwise) made or furnished by or on behalf of Lessee or any of its Subsidiaries to any Lessor Party in or in connection with this Agreement or any other Operative Document, or as an inducement to any Lessor Party to enter into this Agreement or any other Operative Document, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

            (e) Cross-Default. (i) Lessee or any of its Subsidiaries shall fail to make any payment when due on account of any Indebtedness of such Person (other than the Lessee Obligations and trade payables) and such failure shall continue beyond any period of grace provided with respect thereto, if the amount of such Indebtedness exceeds $40,000,000 or the effect of such failure is to cause, or permit the holder or holders thereof to cause, Indebtedness of Lessee and its Subsidiaries (other than the Lessee Obligations) in an aggregate amount exceeding $40,000,000 to become due or (ii) Lessee or any of its Subsidiaries shall otherwise fail to observe or perform any agreement, term or condition contained in any agreement or instrument relating to any Indebtedness of such Person (other than the Lessee Obligations and trade payables), or any other event shall occur or condition shall exist, if the effect of such failure, event or condition is to cause, or permit the holder or holders thereof to cause, Indebtedness of Lessee and its Subsidiaries (other than the Lessee Obligations) in an aggregate amount exceeding $40,000,000 to become due (and/or to be secured by cash collateral); or

            (f) Insolvency, Voluntary Proceedings. Lessee or any of its Material Subsidiaries shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

            (g) Involuntary Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Lessee or any of its Material Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Lessee or any of its

      Material Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement; or

            (h) Judgments. (i) One or more judgments, orders, decrees or arbitration awards requiring Lessee and/or its Subsidiaries to pay an aggregate amount of $40,000,000 or more (exclusive of amounts covered by insurance issued by an insurer not an Affiliate of Lessee and otherwise satisfying the requirements set forth in Subparagraph 3.03(b)) shall be rendered against Lessee and/or any of its Subsidiaries in connection with any single or related series of transactions, incidents or circumstances and the same shall not be satisfied, vacated or stayed for a period of thirty (30) consecutive days after issue or levy; (ii) any judgment, writ, assessment, warrant of attachment, tax lien or execution or similar process shall be issued or levied against a substantial part of the property of Lessee or any of its Subsidiaries and the same shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy; or (iii) any other judgments, orders, decrees, arbitration awards, writs, assessments, warrants of attachment, tax liens or executions or similar processes which, alone or in the aggregate, are reasonably likely to have a Material Adverse Effect are rendered, issued or levied; or

            (i) Operative Documents. Any Operative Document or any material term thereof shall cease to be, or be asserted by Lessee or any of its Subsidiaries not to be, a legal, valid and binding obligation of Lessee or any of its Subsidiaries enforceable in accordance with its terms; or

            (j) ERISA. Any Reportable Event which constitutes grounds for the termination of any Employee Benefit Plan by the PBGC or for the appointment of a trustee by the PBGC to administer any Employee Benefit Plan shall occur, or any Employee Benefit Plan shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by the PBGC to administer any Employee Benefit Plan; or

            (k) Major Casualty or Condemnation. Any Major Casualty or Major Condemnation affecting the Property shall occur; or

            (l)   Change of Control. Any Change of Control shall occur;

Provided, however, that any such Event of Default (except any Event of Default under Subparagraph 5.01(f) or Subparagraph 5.01(g)) shall be deemed cured and shall cease to be an Event of Default hereunder if, prior to the time any Lessor Party begins to exercise any of its rights and remedies for an Event of Default under the Operative Documents, Lessee delivers to Lessor:

                        (A) In the case of any Event of Default occurring under Subparagraph 5.01(e), written evidence that the Persons owing the applicable Indebtedness have made the required payment in the case of a failure to pay and, in all cases (including failure to pay), all holders of such Indebtedness have waived (without the payment by the Persons owing such Indebtedness of any waiver fee, penalty or other similar payment or the provision by such Persons of additional collateral) such holders' rights to cause such Indebtedness to become due (and/or to be secured by cash collateral); and

                        (B) In the case of all other Events of Default (except Events of Default under Subparagraph 5.01(f) or Subparagraph 5.01(g)), written evidence that such Events of Default have been cured.

      5.02. General Remedies. In all cases, upon the occurrence or existence of any Event of Default and at any time thereafter unless such Event of Default is waived, Lessor may, with the consent of the Required Participants, or shall, upon instructions from the Required Participants, exercise any one or more of the following rights and remedies (except that the remedy set forth in the first sentence of Subparagraph 5.02(a) shall be automatic):

            (a) Termination of Commitments. If such Event of Default is an Event of Default of the type described in Subparagraph 5.01(f) or Subparagraph 5.01(g) affecting Lessee, immediately and without notice the obligation of Lessor to make Advances and the obligations of the Participants to fund Advances shall automatically terminate. If such Event of Default is any other Event of Default, Lessor may by written notice to Lessee, terminate the obligation of Lessor to make Advances and the obligations of the Participants to fund Advances.

            (b) Appointment of a Receiver. Lessor may apply to any court of competent jurisdiction for, and obtain appointment of, a receiver for the Property.

            (c) Specific Performance. Lessor may bring an action in any court of competent jurisdiction to obtain specific enforcement of any of the covenants or agreements of Lessee in this Agreement or any of the other Operative Documents.

            (d) Collection of Issues and Profits. Lessor may collect Issues and Profits as provided in Subparagraph 2.07(c) and apply the proceeds to pay Lessee Obligations.

            (e) Protection of Property. Lessor may enter, take possession of, manage and operate all or any part of the Property or take any other actions which it reasonably determines are necessary to protect the Property and the rights and remedies of the Lessor Parties under this Agreement and the other Operative Documents, including (i) taking and possessing all of Lessee's books and records relating to the Property;
      (ii) entering into, enforcing, modifying, or canceling subleases on such terms and conditions as Lessor may consider proper; (iii) obtaining and evicting tenants; (iv) fixing or modifying sublease rents; (v) collecting and receiving any payment of money owing to Lessee; (vi) completing any unfinished Improvements; and/or (vii) contracting for and making repairs and alterations.

            (f) Other Rights and Remedies. In addition to the specific rights and remedies set forth above in this Paragraph 5.02 and in Paragraph 5.03 and Paragraph 5.04, Lessor may exercise any other right, power or remedy permitted to it by any applicable Governmental Rule, either by suit in equity or by action at law, or both.

      5.03. Lease Remedies. If the transaction evidenced by this Agreement and the other Operative Documents is treated as a lease, upon the occurrence or existence of any Event of Default and at any time thereafter unless such Event of Default is waived, Lessor may, with the consent of the Required Participants, or shall, upon instructions from the Required Participants, exercise any one or more of the following rights and remedies in addition to those rights and remedies set forth in Paragraph 5.02:

            (a) Termination of Lease. Lessor may, by written notice to Lessee, terminate this Agreement on a Termination Date which is prior to the Scheduled Expiration Date, subject to Subparagraph 3.02(1) of the Purchase Agreement. Such Termination Date shall be the last day of a Rental Period unless Required Participants shall otherwise direct. On such Termination Date (which shall then be the Expiration Date), Lessee shall pay all unpaid Base Rent accrued through such date, all Supplemental Rent due and payable on or prior to such date and all other amounts payable by Lessee on the Expiration Date pursuant to this Agreement and the other Operative Documents. Lessee also shall pay to Lessor, in addition to all accrued Base Rent, the worth at the time of such payment of the amount by which the unpaid Base Rent through the Scheduled Expiration Date exceeds the amount of such rental loss for the same period that Lessee proves could reasonably be avoided.

            (b) Continuation of Lease. Lessor may exercise the rights and remedies provided by California Civil Code Section 1951.4, including the right to continue this Agreement in effect after Lessee's breach and abandonment and recover Rent as it becomes due. Acts of maintenance or preservation, efforts to relet the Property, the appointment of a receiver upon Lessor's initiative to protect its interest under this Agreement or withholding consent to or terminating a sublease shall not of themselves constitute a termination of Lessee's right to possession.

            (c) Removal and Storage of Property. Lessor may enter the Property and remove therefrom all Persons and property, store such property in a public warehouse or elsewhere at the cost of and for the account of Lessee and sell such property and apply the proceeds therefrom pursuant to applicable California law.

      5.04. Loan Remedies. If the transaction evidenced by this Agreement and the other Operative Documents is treated as a loan, upon the occurrence or existence of any Event of Default and at any time thereafter unless such Event of Default is waived, Lessor may, with the consent of the Required Participants, or shall, upon instructions from the Required Participants, exercise any one or more of the following rights and remedies in addition to those rights and remedies set forth in Paragraph 5.02:

            (a) Acceleration of Lessee Obligations. Lessor may, by written notice to Lessee, terminate this Agreement on a Termination Date which is prior to the Scheduled Expiration Date, subject to Subparagraph 3.02(1) of the Purchase Agreement, and declare all unpaid Lessee Obligations due and payable on such Termination Date. Such Termination Date shall be the last day of a Rental Period unless Required Participants shall otherwise direct. On such Termination Date (which shall then be the Expiration
      Date), Lessee shall pay all unpaid Base Rent accrued through such date, all Supplemental

      Rent due and payable on or prior to such date and all other amounts payable by Lessee on the Expiration Date pursuant to this Agreement and the other Operative Documents.

            (b) Uniform Commercial Code Remedies. Lessor may exercise any or all of the remedies granted to a secured party under the California Uniform Commercial Code.

            (c) Judicial Foreclosure. Lessor may bring an action in any court of competent jurisdiction to foreclose the security interest in the Property granted to Lessor by this Agreement or any of the other Operative Documents.

            (d) Power of Sale. Lessor may cause some or all of the Property, including any Personal Property Collateral, to be sold under a power of sale or otherwise disposed of in any combination and in any manner permitted by applicable Governmental Rules.

                  (i) Sales of Personal Property. Lessor may dispose of any Personal Property Collateral separately from the sale of Real Property Collateral, in any manner permitted by Division 9 of the California Uniform Commercial Code, including any public or private sale, or in any manner permitted by any other applicable Governmental Rule. Any proceeds of any such disposition shall not cure any Event of Default or reinstate any Lessee Obligation for purposes of Section 2924c of the California Civil Code. In connection with any such sale or other disposition, Lessee agrees that the following procedures constitute a commercially reasonable sale:

                        (A) Lessor shall mail written notice of the sale to Lessee not later than thirty (30) days prior to such sale.

                        (B) Once per week during the three (3) weeks immediately preceding such sale, Lessor will publish notice of the sale in a local daily newspaper of general circulation.

                        (C) Upon receipt of any written request, Lessor will make the Property available to any bona fide prospective purchaser for inspection during reasonable business hours.

                        (D) Notwithstanding, Lessor shall be under no obligation to consummate a sale if, in its judgment, none of the offers received by it equals the fair value of the Property offered for sale.

                        (E) If Lessor so requests, Lessee shall assemble all of the Personal Property Collateral and make it available to Lessor at the site of the Land. Regardless of any provision of this Agreement or any other Operative Document, Lessor shall not be considered to have accepted any property other than cash or immediately available funds in satisfaction of any Lessee Obligation, unless Lessor has given express written notice of its election of that remedy in accordance with California Uniform Commercial Code Section 9505.

                  The foregoing procedures do not constitute the only procedures that may be commercially reasonable.

                  (ii) Lessor's Sales of Real Property or Mixed Collateral. Lessor may choose to dispose of some or all of the Property which consists solely of Real Property Collateral in any manner then permitted by applicable Governmental Rules, including without limitation a nonjudicial trustee's sale pursuant to California Civil Code ss.ss. 2924 et seq. In its discretion, Lessor may also or alternatively choose to dispose of some or all of the Property, in any combination consisting of both Real Property Collateral and Personal Property Collateral, together in one sale to be held in accordance with the law and procedures applicable to real property, as permitted by Section 9501(4) of the California Uniform Commercial Code. Lessee agrees that such a sale of Personal Property Collateral together with Real Property Collateral constitutes a commercially reasonable sale of the Personal Property Collateral. (For purposes of this power of sale, either a sale of Real Property Collateral alone, or a sale of both Real Property Collateral and Personal Property Collateral together in accordance with California Uniform Commercial Code Section 9501(4), will sometimes be referred to as a "Lessor's Sale.")

                        (A) Before any Lessor's Sale, Lessor shall give such notice of default and election to sell as may then be required by applicable Governmental Rules.

                        (B) When all time periods then legally mandated have expired, and after such notice of sale as may then be legally required has been given, Lessor shall sell the property being sold at a public auction to be held at the time and place specified in the notice of sale.

                        (C) Neither Lessor nor Agent shall have any obligation to make demand on Lessee before any Lessor's Sale.

                        (D) From time to time in accordance with then applicable law, Lessor may postpone any Lessor's Sale by public announcement at the time and place noticed for that sale.

                        (E) At any Lessor's Sale, Lessor shall sell to the highest bidder at public auction for cash in lawful money of the United States.

                        (F) Lessor shall execute and deliver to the purchaser(s) a deed or deeds conveying the Property being sold without any covenant or warranty whatsoever, express or implied. The recitals in any such deed of any matters or facts, including any facts bearing upon the regularity or validity of any Lessor's Sale, shall be conclusive proof of their truthfulness. Any such deed shall be conclusive against all Persons as to the facts recited in it.

            (e)   Foreclosure Sales.

                  (i) Single or Multiple. If the Property consists of more than one lot, parcel or item of property, Lessor may:

                        (A) Designate the order in which the lots, parcels and/or items shall be sold or disposed of or offered for sale or disposition; and

                        (B) Elect to dispose of the lots, parcels and/or items through a single consolidated sale or disposition to be held or made under the power of sale granted in Subparagraph 5.04(d), or in connection with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale; or through two or more such sales or dispositions; or in any other manner Lessor may deem to be in its best interests (any such sale or disposition, a "Foreclosure Sale;" any two or more, "Foreclosure Sales").

            If Lessor chooses to have more than one Foreclosure Sale, Lessor at its option may cause the Foreclosure Sales to be held simultaneously or successively, on the same day, or on such different days and at such different times and in such order as it may deem to be in its best interests. No Foreclosure Sale shall terminate or affect the security interests granted to Lessor in the Property by this Agreement on any part of the Property which has not been sold, until all of the Lessee Obligations have been paid in full.

                  (ii) Credit Bids. At any Foreclosure Sale, any Person, including any Lessor Party, may bid for and acquire the Property or any part of it to the extent permitted by then applicable Governmental Rules. Instead of paying cash for that property, Lessor may settle for the purchase price by crediting the sales price of the Property against the Lessee Obligations in any order and proportions as Lessor in its sole discretion may choose.

      5.05. Remedies Cumulative. The rights and remedies of Lessor under this Agreement and the other Operative Documents are cumulative and may be exercised singularly, successively, or together.

      5.06. No Cure or Waiver. Neither the performance by Lessor of any of Lessee's obligations pursuant to Paragraph 3.13 nor the exercise by Lessor of any of its other rights and remedies under this Agreement or any other Operative Document (including the collection of Issues and Profits and the application thereof to the Lessee Obligations) shall constitute a cure or waiver of any Default or nullify the effect of any notice of default or sale, unless and until all Lessee Obligations are paid in full.

      5.07. Exercise of Rights and Remedies. The rights and remedies provided to Lessor under this Agreement may be exercised by Lessor itself, by Agent pursuant to Subparagraph 2.02(c) of the Participation Agreement, by a court-appointed receiver or by any other Person appointed by any of the foregoing to act on its behalf. All of the benefits afforded to Lessor under this Agreement and the other Operative Documents shall accrue to the benefit of Agent to the extent provided in Subparagraph 2.02(c) of the Participation Agreement.

SECTION 6. MISCELLANEOUS.

      6.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessee or Lessor under this

Agreement shall be given as provided in Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement.

      6.02. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived only as provided in the Participation Agreement. No failure or delay by any Lessor Party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

      6.03. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Lessor Parties and Lessee and their permitted successors and assigns; provided, however, that the Lessor Parties and Lessee shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement.

      6.04. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and Lessee and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

      6.05. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

      6.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

      6.07. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

      6.08. Nature of Lessee's Obligations.

            (a) Independent Obligation. The obligation of Lessee to pay the amounts payable by Lessee under this Agreement and the other Operative Documents and to perform the other Lessee Obligation are absolute, unconditional and irrevocable obligations which are separate and independent of the obligations of the Lessor Parties under this Agreement and the other Operative Documents and all other events and circumstances, including the events and circumstances set forth in Subparagraph 6.08(c).

            (b) No Termination or Abatement. This Agreement and the other Operative Documents and Lessee's obligation to pay Rent and to pay and perform all other Lessee Obligations shall continue in full force and effect without abatement notwithstanding the occurrence or existence of any event or circumstance, including any event or circumstance set forth in Subparagraph 6.08(c).

            (c) Full Payment and Performance. Lessee shall make all payments under this Agreement and the other Operative Documents in the full amounts and at the times required by the terms of this Agreement and the other Operative Documents without setoff, deduction or reduction of any kind and shall perform all other Lessee Obligations as and when required, without regard to any event or circumstances whatsoever, including (i) the condition of the Property (including any Improvements to the Property made prior to the Commencement Date or during the Term); (ii) title to the Property (including possession of the Property by any Person or the existence of any Lien or any other right, title or interest in or to any of the Property in favor of any Person); (iii) the value, habitability, usability, design, operation or fitness for use of the Property; (iv) the availability or adequacy of utilities and other services to the Property;
      (v) any latent, hidden or patent defect in the Property; (vi) the zoning or status of the Property or any other restrictions on the use of the Property; (g) the economics of the Property; (vii) any Casualty or Condemnation; (viii) the compliance of the Property with any applicable Governmental Rule or Insurance Requirement; (ix) any failure by any Lessor Party to perform any of its obligations under this Agreement or any other Operative Document; or (x) the exercise by any Lessor Party of any of its remedies under this Agreement or any other Operative Document; provided, however, that this Paragraph 6.08 shall not abrogate any right which Lessee may have to recover damages from any Lessor Party for any material breach by such Lessor Party of its obligations under this Agreement or any other Operative Document to the extent permitted hereunder or thereunder.


                          [The signature page follows.]

      IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed as of the day and year first above written.

LESSEE:                                KLA-TENCOR CORPORATION


                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________


LESSOR:                                LEASE PLAN U.S.A., INC.


                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

STATE OF CALIFORNIA         )
                            )        ss
COUNTY OF __________________)


      On _____________, 1997, before me, ___________________ a Notary Public in and for the State of California, personally appeared , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity on behalf of which the person(s) acted, executed the instrument.

      Witness my hand and official seal.




[SEAL]

      ____________________________________________

STATE OF CALIFORNIA         )
                            )        ss
COUNTY OF __________________)


      On _____________, 1997, before me, ___________________ a Notary Public in and for the State of California, personally appeared , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity on behalf of which the person(s) acted, executed the instrument.

      Witness my hand and official seal.




[SEAL]

      ____________________________________________

                                    EXHIBIT A

                                      LAND

                                    EXHIBIT B

                                  RELATED GOODS


      The personal property, among other goods, conveyed by BNP Leasing Corporation to Lease Plan U.S.A., Inc. by Bill of Sale, Assignment of Contract Rights and Intangible Assets dated as of November 12, 1997 with respect to Tract 2 and Tract 3.

                                  EXHIBIT B(1)

                   SUPPLEMENT TO EXHIBIT B TO LEASE AGREEMENT


                                     [Date]


Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
      as Agent
Capital Markets-Syndication Group
1325 Avenue of the Americas, 9th Floor

New York, NY 10019
Attn: Linda Boardman


      1. Reference is made to that certain Lease Agreement, dated as of November 12, 1997 (the "Lease Agreement"), between KLA-Tencor Corporation ("Lessee") and Lease Plan U.S.A., Inc. ("Lessor").

      2. Lessee hereby agrees that the description of "Related Goods" set forth in Exhibit B to the Lease Agreement shall be supplemented by adding thereto the Related Goods described in Attachment 1 hereto. Lessee hereby accepts all such Related Goods and agrees that such Related Goods constitute part of the Property subject to the Lease Agreement.

      IN WITNESS WHEREOF, Lessee has executed this Supplement to Exhibit B on the date set forth above.

LESSEE:                                 KLA-TENCOR CORPORATION
                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                  ATTACHMENT 1
                                       TO
                             SUPPLEMENT TO EXHIBIT B

                                    EXHIBIT C

                        NOTICE OF RENTAL PERIOD SELECTION


                                     [Date]


Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
      as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman


      1. Reference is made to that certain Participation Agreement, dated as of November 12,1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

      2.    [Insert one of the following as appropriate]

            [Pursuant to Subparagraph 2.03(a) of the Lease Agreement, Lessee hereby irrevocably selects a new Rental Period for a Portion of the Outstanding Lease Amount as follows:

            (a) The Portion for which a new Rental Period is to be selected is the Portion in the amount of $__________ with a current Rental Period which began on ________, ____ and ends on __________, ____; and

            (b) The next Rental Period for such Portion shall be __________ month[s].]

            [Pursuant to Subparagraph 2.03(a) of the Lease Agreement, Lessee hereby irrevocably elects to divide a Portion of the Outstanding Lease Amount into further Portions as follows:

            (a) The Portion which is to be divided is the Portion in the amount of $__________ with a current Rental Period which began on ________, ____ and ends on __________, ____; and

            (b) On the last day of the current Rental Period for such Portion, such Portion is to be divided into the following Portions with the following initial Rental Periods:

                     Portion                           Rental Period
                     -------                           -------------

                  $___________                       _______ month[s]

                  $___________                       _______ month[s]

                  $___________                       _______ month[s]

                  $___________                       _______ month[s]]



            [Pursuant to Subparagraph 2.03(a) of the Lease Agreement, Lessee hereby irrevocably elects to combine into a single Portion certain Portions of the Outstanding Lease Amount as follows:

            (a) The Portions which are to be combined are the Portions in the amounts of $__________, $_________ and $_______, each with a current
      Rental Period which ends on __________, ____; and

            (b) The initial Rental Period for such newly created Portion shall be __________ month[s].]

      3. Lessee hereby certifies to the Lessor Parties that, on the date of this Acquisition Request and after giving effect to the use of the requested Acquisition Advance[s] as described above:

            (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

            (b)   No Default has occurred and is continuing; and

            (c)   All of the Operative Documents are in full force and effect.

            IN WITNESS WHEREOF, Lessee has executed this Acquisition Request on the date set forth above.


                                       KLA-TENCOR CORPORATION



                                       By: _______________________________
                                           Name: _________________________
                                           Title: ________________________

Recording requested by and                                        EXECUTION COPY

when recorded return to:

Thomas Y. Coleman, Esq.
Orrick, Herrington & Sutcliffe
Old Federal Reserve Bank Building
400 Sansome Street
San Francisco, California  94111



================================================================================

                                LEASE AGREEMENT,

              CONSTRUCTION DEED OF TRUST WITH ASSIGNMENT OF RENTS,

                      SECURITY AGREEMENT AND FIXTURE FILING


                                     BETWEEN


                             KLA-TENCOR CORPORATION


                                       AND


                             LEASE PLAN U.S.A., INC.




                                NOVEMBER 12, 1997


================================================================================

                    THIS LEASE IS NOT INTENDED TO CONSTITUTE
                      A TRUE LEASE FOR INCOME TAX PURPOSES
                              (SEE PARAGRAPH 2.06)

    SECTION 1.    INTERPRETATION.................................................................................2

         1.01.    Definitions....................................................................................2

         1.02.    Rules of Construction..........................................................................2

    SECTION 2.    BASIC PROVISIONS...............................................................................2

         2.01.    Lease of the Property..........................................................................2

         2.02.    Term...........................................................................................2

         2.03.    Rent...........................................................................................3

         2.04.    Use............................................................................................5

         2.05.    "As Is" Lease..................................................................................5

         2.06.    Nature of Transaction..........................................................................5

         2.07.    Security, Etc..................................................................................5

    SECTION 3.    OTHER LESSEE AND LESSOR RIGHTS AND OBLIGATIONS.................................................8

         3.01.    Maintenance, Repair, Etc.......................................................................8

         3.02.    Risk of Loss...................................................................................9

         3.03.    Insurance......................................................................................9

         3.04.    Casualty and Condemnation.....................................................................12

         3.05.    Taxes.........................................................................................15

         3.06.    Environmental Matters.........................................................................15

         3.07.    Liens, Easements, Etc.........................................................................16

         3.08.    Subletting....................................................................................17

         3.09.    Utility Charges...............................................................................18

         3.10.    Removal of Property...........................................................................18

         3.11.    Compliance with Governmental Rules and Insurance Requirements.................................18

         3.12.    Permitted Contests............................................................................18

         3.13.    Lessor Obligations; Right to Perform Lessee Obligations.......................................19

         3.14.    Inspection Rights.............................................................................19

    SECTION 4.    EXPIRATION DATE...............................................................................19

         4.01.    Termination by Lessee Prior to Scheduled Expiration Date......................................19

         4.02.    Surrender of Property.........................................................................19

         4.03.    Holding Over..................................................................................19

    SECTION 5.    DEFAULT.......................................................................................20

         5.01.    Events of Default.............................................................................20

         5.02.    General Remedies..............................................................................22

         5.03.    Lease Remedies................................................................................23

         5.04.    Loan Remedies.................................................................................24

         5.05.    Remedies Cumulative...........................................................................27

         5.06.    No Cure or Waiver.............................................................................27

         5.07.    Exercise of Rights and Remedies...............................................................27

    SECTION 6.    MISCELLANEOUS.................................................................................27

         6.01.    Notices.......................................................................................27

         6.02.    Waivers; Amendments...........................................................................27

         6.03.    Successors and Assigns........................................................................27

         6.04.    No Third Party Rights.........................................................................28

         6.05.    Partial Invalidity............................................................................28

         6.06.    Governing Law.................................................................................28

         6.07.    Counterparts..................................................................................28

         6.08.    Nature of Lessee's Obligations................................................................28


    EXHIBITS

         A        Land (2.01(a))

         B        Related Goods (2.01(d))

         C        Notice of Rental Period Selection (2.03(a))

                                    EXHIBIT C

                               PURCHASE AGREEMENT


      THIS PURCHASE AGREEMENT (this "Agreement" herein), dated as of November 12, 1997, is entered into by and between:

      (1)   KLA-TENCOR CORPORATION, a Delaware corporation ("Lessee"); and

      (2)   LEASE PLAN U.S.A., INC., a Georgia corporation ("Lessor").


                                    RECITALS

      A. Lessee has requested Lessor and the financial institutions which are "Participants" under the Participation Agreement referred to in Recital B below (such financial institutions to be referred to collectively as the "Participants") to provide to Lessee a certain lease facility. Pursuant to such facility:

            (1) Lessor would (a) acquire certain property designated by Lessee (either through purchase or lease), (b) lease to Lessee such property and certain other property currently held by Lessor, (c) appoint Lessee as Lessor's agent to make certain improvements to a portion of such property,
      (d) make advances to finance such improvements and to pay certain related expenses, and (e) grant to Lessee the right to purchase such property; and

            (2)   The Participants would participate in such lease facility by
      (a) funding the purchase prices and other advances to be made by Lessor and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

      B. Pursuant to a Participation Agreement dated of even date herewith (the "Participation Agreement") among Lessee, Lessor, the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"), Lessor and the Participants have agreed to provide such lease facility upon the terms and subject to the conditions set forth therein, including without limitation the execution and delivery of this Agreement setting forth the terms for the purchase of the Property by Lessee from Lessor.


                                    AGREEMENT

      NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. INTERPRETATION.

      1.01. Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Agreement or any other Operative Document, shall have the respective meaning given to that term in such Schedule
1.01 or in the provision of this Agreement or other document, instrument or agreement referenced in such Schedule 1.01.

      1.02. Rules of Construction. Unless otherwise indicated in this Agreement or any other Operative Document, the rules of construction set forth in Schedule
1.02 to the Participation Agreement shall apply to this Agreement and the other Operative Documents.

SECTION 2. OPTIONAL PURCHASE BY LESSEE DURING THE TERM.

      2.01. Term Purchase Option. Subject to the terms and conditions of this Agreement and the other Operative Documents (including those set forth below in this Paragraph 2.01), Lessee may, at its option on any Business Day prior to the Scheduled Expiration Date of the Lease Agreement, terminate the Lease Agreement and purchase all of the Property (the "Term Purchase Option").

            (a) Notice of Term Purchase Option Exercise. Lessee shall notify Lessor of Lessee's exercise of the Term Purchase Option by delivering to Lessor an irrevocable written notice in the form of Exhibit A(1), appropriately completed (the "Notice of Term Purchase Option Exercise"), which states that Lessee is exercising its right to terminate the Lease Agreement prior to the Scheduled Expiration Date thereof pursuant to Paragraph 4.01 of the Lease Agreement and purchase all of the Property pursuant to this Paragraph 2.01 and specifies the Business Day on which such termination and purchase are to occur (which date, after the delivery of such notice, shall be the Expiration Date). Lessee shall give the Notice of Term Purchase Option Exercise to Lessor at least one (1) month prior to the Business Day on which such termination and purchase are to occur. The Notice of Term Purchase Option Exercise shall be delivered as required by Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement; provided, however, that Lessee shall promptly deliver the original of any Notice of Term Purchase Option Exercise initially delivered by facsimile.

            (b) Term Purchase Option Purchase Price. Lessee shall pay to Lessor on the Expiration Date, as the purchase price for the Property, an amount equal to the Outstanding Lease Amount on such date.

            (c) Effect of Certain Events. Lessee may exercise the Term Purchase Option as provided in this Paragraph 2.01, notwithstanding (i) the prior election by Lessee to exercise the Partial Purchase Option pursuant to Paragraph 2.02, the Marketing Option pursuant to Paragraph
      3.01 and Paragraph 3.02 or the Expiration Date Purchase Option pursuant to Paragraph 3.01 and Paragraph 3.03, provided that Lessor completes the purchase of the Property pursuant to the Term Purchase Option and this Agreement prior to the Scheduled Expiration Date and Lessor has not previously entered into an agreement with a Designated Purchaser or an Assignee Purchaser to sell the Property or (ii) the occurrence of any Event of Default or the exercise by the Lessor Parties of any of their rights or remedies under the Operative Documents following the occurrence of such Event of Default, provided that such exercise by Lessee of the Term Purchase Option after the occurrence of any Event of Default shall not require the Lessor Parties to cease exercising such rights and remedies unless and until Lessee completes the purchase of the Property pursuant to the Term Purchase Option and this Agreement.

      2.02. Partial Purchase Option. Subject to the terms and conditions of this Agreement and the other Operative Documents (including those set forth below in this Paragraph 2.02), Lessee may, at its option on any Business Day prior to the Scheduled Expiration Date of the Lease Agreement, without terminating the Lease Agreement, purchase one or more Tracts (but less than all) of the Property (the "Partial Purchase Option").

            (a) Notice of Partial Purchase Option Exercise. Lessee shall notify Lessor of Lessee's exercise of the Partial Purchase Option by delivering to Lessor an irrevocable written notice in the form of Exhibit A(2), appropriately completed (the "Notice of Partial Purchase Option Exercise"), which states that Lessee is exercising its right to purchase one or more (but less than all) Tracts of the Property prior to the Scheduled Expiration Date pursuant to this Paragraph 2.02 and specifies
      (i) the Tract(s) so to be purchased and (ii) the Business Day on which such purchase is to occur (a "Partial Purchase Date"). Lessee shall give each Notice of Partial Purchase Option Exercise to Lessor at least one (1) month prior to the Partial Purchase Date on which a purchase is to occur. Each Notice of Partial Purchase Option Exercise shall be delivered as required by Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement; provided, however, that Lessee shall promptly deliver the original of any Notice of Partial Purchase Option Exercise initially delivered by facsimile.

            (b) Partial Purchase Option Purchase Price. Lessee shall pay to Lessor on each Partial Purchase Date, as the purchase price for each Tract of Property to be purchased on such date, an amount equal to the portion of the Outstanding Lease Amount on such date attributable to such Tract of Property.

            (c) Conditions to Exercise of Partial Purchase Option. The purchase by Lessee on any Partial Purchase Date of any Tract of Property pursuant to this Paragraph 2.02 is subject to receipt by Lessor, on or prior to such Partial Purchase Date, of new Expiration Date Appraisals for all Tracts of Property that are to remain subject to the Lease Agreement after such Partial Purchase Date, which appraisals (i) each shall be dated a recent date prior to such Partial Purchase Date and (ii) together shall assess the aggregate Fair Market Value of all such remaining Tracts of Property at not less than the Outstanding Lease Amount that will remain after application of all amounts to be applied thereto on such Partial Purchase Date.


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SECTION 3. OBLIGATIONS OF LESSEE ON THE EXPIRATION DATE.

      3.01. Alternative. Unless Lessee has exercised the Term Purchase Option, on the Expiration Date of the Lease Agreement, Lessee shall either:

            (a) Marketing Option. Cause another Person to complete the purchase of the Property pursuant to Paragraph 3.02 (the "Marketing Option"); or

            (b) Expiration Date Purchase Option. Purchase the Property itself pursuant to Paragraph 3.03 (the "Expiration Date Purchase Option").

Lessee shall elect either the Marketing Option or the Expiration Date Purchase Option by delivering to Lessor, not more than nine (9) months nor less than six
(6) months prior to the Scheduled Expiration Date for the Lease Agreement, either (i) a written notice in the form of Exhibit B, appropriately completed (the "Notice of Marketing Option Exercise"), or (ii) a written notice in the form of Exhibit C, appropriately completed (the "Notice of Expiration Date Purchase Option Exercise"); provided, however, that (A) Lessee shall be deemed to have elected the Expiration Date Purchase Option if it fails to deliver either notice as required by this sentence; (B) Lessee's election of the Expiration Date Purchase Option (whether expressly by a notice so delivered or implicitly by the failure to deliver any notice) shall be irrevocable; and (C) Lessee may not elect the Marketing Option if (1) the Expiration Date has been accelerated to an earlier Termination Date following a Marketing Option Event of Default under the Lease Agreement or (2) the conditions set forth in Paragraph
3.04 of the Participation Agreement are not satisfied on the date Lessee delivers its election notice or on the Expiration Date of the Lease Agreement (unless, in each case, the only event or condition causing such conditions not to be so satisfied is the occurrence of a Non-Marketing Option Event of Default under the Lease Agreement). The Notice of Marketing Option Exercise or the Notice of Expiration Date Purchase Option Exercise shall be delivered as required by Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement; provided, however, that Lessee shall promptly deliver to Lessor the original of any such notice initially delivered by facsimile.

      3.02. Marketing Option.

            (a) General. If Lessee elects to exercise the Marketing Option by delivering to Lessor a Notice of Marketing Option Exercise pursuant to Paragraph 3.01, Lessee shall (i) locate a purchaser which satisfies the requirements set forth in this Paragraph 3.02, (ii) arrange for such purchaser to purchase the Property on the Expiration Date for a purchase price which is not less than the lesser of (A) the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount and (B) the Fair Market Value of the Property and (iii) otherwise comply, or cause compliance with, the requirements of this Paragraph 3.02 and the other applicable provisions of this Agreement.

            (b)   Lessee's Marketing Obligations.

                  (i) Initial Marketing Period. During the period beginning on the date Lessee delivers the Notice of Marketing Option Exercise and ending on the date which is four (4) months prior to the Expiration Date of the Lease Agreement (the

            "Initial Marketing Period"), Lessee shall use reasonable efforts to solicit Conforming Bids from potential purchasers of the Property. On or prior to the last day of the Initial Marketing Period, Lessee shall deliver to Lessor any Conforming Bid selected by Lessee (the "Initial Bid"). If the purchase price specified in the Initial Bid is equal to or greater than the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount, Lessor shall accept such bid and Lessee shall have no further obligations to solicit additional bids.

                  (ii) Secondary Marketing Period. If Lessee does not submit an Initial Bid or if the purchase price specified in the Initial Bid is less than the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount, Lessor may reject such bid and Lessee shall, during the period which begins on the day following the Initial Marketing Period and ends on the date two (2) months prior to the Expiration Date of the Lease Agreement (the "Secondary Marketing Period"):

                        (A) Use its best efforts to solicit additional Conforming Bids, including the engagement of experienced and knowledgeable brokers;

                        (B) Furnish to each Lessor Party copies of all bids and otherwise provide each Lessor Party with such information relating to the marketing of the Property as such Person may reasonably request in writing;

                        (C) Agree to provide to all potential purchasers all customary seller's indemnities (including environmental indemnities), representations and warranties regarding the Property (including the title to, except for Lessor Liens, and condition of the Property);

                        (D)   Furnish to each Lessor Party copies of
                  environmental reports, architect's certificates, licenses, permits and other evidence reasonably requested by such Person to establish that no Default has occurred and is continuing under the Lease Agreement;

                        (E) Permit any Lessor Party or potential purchaser to inspect the Property and the maintenance records for the Property upon reasonable prior written notice and during normal business hours and provide to each such Person all information regarding the Property reasonably requested by such Person in writing;

                        (F) Take all other commercially reasonable steps to secure the best price for the Property; and

                        (G) Submit to Lessor on or prior to the last day of the Secondary Marketing Period any Conforming Bid selected by Lessee with a purchase price which is equal to or greater than the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate

                  Share of the Outstanding Lease Amount or, if no such Conforming Bid was received by Lessee, the highest Conforming Bid received by Lessee during the Secondary Marketing Period.

            During the Secondary Marketing Period, any Lessor Party shall have the right to submit one or more bids or solicit bids from other Persons.

            (c) Conforming Bids. Each bid must meet each of the following requirements (each such bid to be referred to herein as a "Conforming Bid"):

                  (i) The bid may be submitted by any Person other than (A) a Person which is an Affiliate of Lessee or (B) a Person which has an agreement (whether express or implied) with Lessee or any of its Affiliates to sell, lease or otherwise make available to Lessee or any of its Affiliates any portion of the Property;

                  (ii) The bidder must agree in writing to purchase the Property on the Expiration Date of the Lease Agreement for a purchase price to be paid in cash which is not less than the lesser of (A) the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount on such date and (B) the Fair Market Value of the Property on such date;

                  (iii) The bidder must agree to purchase the Property "as is"
            without any representations, warranties or indemnities, except for
            (A) any representations, warranties or indemnities provided by Lessor and Lessee pursuant to Subparagraph 4.01(b) and (B) any representations, warranties or indemnities provided by Lessee pursuant to clause (ii)(C) of Subparagraph 3.02(b); and

                  (iv) The bidder must agree to be bound by the other terms and conditions of this Agreement applicable to bidders.

            (d) Lessor's Obligation to Accept Bids. If, at any time on or prior to the last day of the Secondary Marketing Period, Lessee submits to Lessor a Conforming Bid under this Paragraph 3.02 with a purchase price which is equal to or greater than the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount, Lessor shall accept such bid. If Lessee submits to Lessor a Conforming Bid under this Paragraph 3.02 with a purchase price which is less than the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount, Lessor shall not accept such bid unless so directed by Required Participants. If Lessee fails to submit a bid to Lessor on or prior to the last day of the Secondary Marketing Period which Lessor is so required to accept, Lessor shall retain the Property after the Expiration Date of the Lease Agreement; provided, however, that Lessee's payment obligations on such Expiration Date shall be limited to the amounts payable pursuant to clause (iii) of Subparagraph 4.06(a) if (i) Lessor retains the Property after Lessee submits a Conforming Bid on or prior to the last day of the Secondary Marketing Period in accordance with clause (ii) of Subparagraph 3.02(b) and (ii) the Marketing Option has not terminated prior to such Expiration Date pursuant to Subparagraph 3.02(f). Lessor shall notify Lessee of Lessor's election to retain the Property by delivering to Lessee, at least ten (10) days prior to the Expiration Date of the Lease Agreement, a written notice of such election.

            (e) Purchase Price. If Lessor accepts any bid by any Person, such Person (the "Designated Purchaser") shall pay to Lessor on the Expiration Date of the Lease Agreement, as the purchase price for the Property, the amount set forth in such bid as the purchase price.

            (f) Termination of the Marketing Option. Lessee's right to exercise the Marketing Option shall immediately terminate and Lessee shall purchase the Property on the Expiration Date of the Lease Agreement pursuant to Paragraph 3.03 if (i) Lessee fails to comply with any of its obligations under this Paragraph 3.02; (ii) a Marketing Option Event of Default under the Lease Agreement occurs after Lessee delivers the Notice of Marketing Option Exercise; (iii) the conditions precedent set forth in Paragraph 3.04 of the Participation Agreement are not satisfied on the Expiration Date of the Lease Agreement (unless the only event or condition causing such conditions not to be so satisfied is the occurrence of a Non-Marketing Option Event of Default under the Lease Agreement); or (iv) the Designated Purchaser fails to consummate the purchase of the Property on the Expiration Date of the Lease Agreement in accordance with its accepted bid and this Agreement, without regard to the reason for such failure (except as otherwise provided in the following proviso); provided, however, that, if the Designated Purchaser fails to consummate the purchase of the Property on the Expiration Date solely due to Lessor's failure to remove Lessor Liens or deliver the required deed and bill of sale or other documents required to be delivered by Lessor hereunder, Lessee's right to exercise the Marketing Option shall not terminate, Lessee shall not be required to purchase the Property on the Expiration Date and Lessee's payment obligations on the Expiration Date shall be limited to the amounts set forth in clause (ii) of Subparagraph 4.06(a).

            (g) Residual Value Guaranty Amount and Indemnity Amount. Unless Lessee's right to exercise the Marketing Option has terminated and Lessee is required to purchase the Property on the Expiration Date of the Lease Agreement pursuant to Paragraph 3.03, Lessee shall pay to Lessor on such Expiration Date the following:

                  (i) An amount equal to the total Tranche A Proportionate Share of the Outstanding Lease Amount under on such date (the "Residual Value Guaranty Amount"); and

                  (ii) An amount equal to the decrease, if any, between the Commencement Date and the Expiration Date of the Lease Agreement in the Fair Market Value of the Property caused by (A) any representation or warranty of Lessee or any of its Affiliates regarding the Property set forth in any of the Operative Documents proving to be false or inaccurate when made, (B) the existence of, or the failure of Lessee to pay any Governmental Charge, Indebtedness or other obligation which might give rise to, any Liens in the Property (other than Permitted Property Liens), (C) the failure of Lessee to complete any New Improvements or any Modifications or (D) any other failure of

            Lessee to comply with any of its obligations regarding the Property set forth in any of the Operative Documents (the "Indemnity Amount");

      Provided, however, that (A) Lessee shall not be obligated to pay any Residual Value Guaranty Amount or Indemnity Amount if the purchase price paid to Lessor equals or exceeds the Outstanding Lease Amount on such date and (B) the sum of any Residual Value Guaranty Amount and Indemnity Amount payable to Lessor on the Expiration Date of the Lease Agreement shall not exceed the deficiency, if any, between such Outstanding Lease Amount and such purchase price.

            (h) Determination of Fair Market Value and Indemnity Amount. If the purchase price specified in the Initial Bid is less than the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount, Lessor may, on or prior to the last day of the Secondary Marketing Period (if Lessee has not previously delivered to Lessor a Conforming Bid with a purchase price equal to or greater than the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount), deliver to Lessee a written notice of Lessor's determination of the current Fair Market Value of the Property and the Indemnity Amount. To determine such amounts, Lessor shall obtain Appraisals of the Property which set forth:

                  (i) A current Appraisal of the Fair Market Value of the Property in its then existing condition (the "Current Appraisal"); and

                  (ii) An Appraisal of the Fair Market Value of the Property which assumes that (A) all representations and warranties regarding the Property made by Lessee or any of its Affiliates in any of the Operative Documents were true and correct when made; (B) Lessee has maintained the Property in compliance with all applicable Governmental Rules, Insurance Requirements and the Operative Documents; (C) Lessee has completed all Modifications and any other New Improvements in a good and workmanlike manner and otherwise as required by the Operative Documents; (D) Lessee has repaired the Property as required by the Operative Documents following any Casualty; (E) Lessee has restored the Property as required by the Operative Documents following any Condemnation; (F) Lessee has paid all Governmental Charges, Indebtedness and other obligations which, if unpaid, might give rise to a Lien (other than a Lessor Lien) on the Property; (G) Lessee has removed all Liens on the Property except for Permitted Property Liens and Lessor Liens; and (H) Lessee has performed all of its other obligations as required by the Operative Documents (the "Assumed Appraisal").

      In the absence of manifest error, (A) the Current Appraisal shall constitute the current Fair Market Value of the Property and (B) the difference between the Current Appraisal and the Assumed Appraisal shall constitute the Indemnity Amount if the Current Appraisal is less than the Assumed Appraisal.

            (i) Lessee not an Agent. Lessee shall not be an agent for any of the Lessor Parties in arranging for a purchaser of the Property. No Lessor Party shall be bound by any acts of Lessee.

            (j) Excess Proceeds. If, on the Expiration Date of the Lease Agreement, after the application by Lessor of all amounts received by Lessor on such date to the Outstanding Lease Amount, all unpaid Rent accrued through or due and payable on or prior to such date and all other amounts, if any, due and payable by Lessee under the Operative Documents on or prior to such date, any excess amount remains, Lessor shall pay such excess amount to Lessee.

            (k) Creditworthiness of Designated Purchaser. Lessee assumes all responsibility for determining the creditworthiness of any potential purchaser on any bid submitted by Lessee to Lessor hereunder. If, after any purchase by a Designated Purchaser hereunder, the purchase price paid by such Designated Purchaser is recovered from any Lessor Party, Lessee shall reimburse such Lessor Party for such recovery unless such recovery is due solely to a material misrepresentation or covenant breach by such Lessor Party.

            (l) Exercise of Marketing Option After Non-Marketing Option Event of Default. If Lessor notifies Lessee pursuant to Subparagraph 5.03(a) or Subparagraph 5.04(a) of the Lease Agreement that Lessor is terminating the Lease Agreement on a Termination Date which is prior to the Scheduled Expiration Date of the Lease Agreement and the only basis for such early termination is the occurrence of a Non-Marketing Option Event of Default, Lessee may, subject to Paragraph 3.01, elect to exercise the Marketing Option if, not later than ten (10) Business Days after it receives from Lessor such notice of early termination, it (i) delivers to Lessor a Notice of Marketing Option Exercise, (ii) delivers to Agent (A) a Cash Collateral Agreement in form and substance reasonably satisfactory to Lessor and Agent and (B) Cash Collateral in an amount not less than 105% of the total Tranche A Proportionate Share of the Outstanding Lease Amount, and (iii) delivers to Lessor an opinion in form and substance reasonably satisfactory to Lessor regarding the Cash Collateral Agreement and Lessor's security interest in such Cash Collateral and (iv) takes such other actions as may be necessary to grant to Agent first priority perfected security interests in such Cash Collateral in accordance with the Cash Collateral Agreement. Upon the delivery by Lessee to Lessor of a Notice of Marketing Option Exercise and satisfaction of the Cash Collateral requirements set forth in the preceding sentence of this Subparagraph 3.02(l), the Expiration Date of the Lease Agreement shall, if the conditions to the exercise of the Marketing Option set forth in Paragraph 3.01 are satisfied, be extended to the first Business Day that is six (6) months after the date of receipt by Lessor of such Notice of Marketing Option Exercise, provided, however, that in no event shall the Expiration Date of the Lease Agreement be extended beyond the Scheduled Expiration Date. Any exercise by Lessee of the Marketing Option pursuant to this Subparagraph 3.02(l) shall be subject to the terms and conditions otherwise set forth in this Agreement.

            (m) Lessor's Obligation to Sell. If Lessor retains the Property after the Expiration Date for any reason under the Operative Documents without a judicial or non-judicial foreclosure sale or a deed-in-lieu of foreclosure from Lessee, Lessor thereafter shall use commercially reasonable efforts to sell the Property in a reasonable time to one or more unrelated third parties for the Fair Market Value of the Property; provided, however that Lessor shall have no obligation to sell the Property at a time, or in a manner, that would adversely affect the Lessor Parties' ability to be paid in full the Outstanding Lease Amount, all other amounts payable to the Lessor Parties under the Operative Documents (including reasonable costs of maintaining, managing and selling the Property) and carrying costs for the Outstanding Lease Amount and such other amounts accruing at the Base Rate. Following such sale, Lessor shall pay to Lessee any amounts received by Lessor in excess of the amounts referred to in the proviso to the preceding sentence.

      3.03. Expiration Date Purchase Option.

            (a) General. If (i) Lessee elects to exercise the Expiration Date Purchase Option by delivering to Lessor a Notice of Expiration Date Purchase Option Exercise pursuant to Paragraph 3.01; (ii) Lessee elects to exercise the Marketing Option by delivering to Lessor a Notice of Marketing Option Exercise pursuant to Paragraph 3.01 but the Marketing Option terminates pursuant to Subparagraph 3.02(f); or (iii) Lessee fails to deliver to Lessor either notice as required by Paragraph 3.01; Lessee shall purchase the Property on the Expiration Date of the Lease Agreement and otherwise comply, or cause compliance with, the requirements of this Paragraph 3.03 and the other applicable provisions of this Agreement.

            (b) Purchase Price. Lessee shall pay to Lessor on the Expiration Date of the Lease Agreement, as the purchase price for the Property, an amount equal to the Outstanding Lease Amount under on such date.


SECTION 4. TERMS OF ALL PURCHASES.

      4.01. Representations and Warranties of Parties.

            (a) Representations and Warranties of Certain Purchasers. Each Designated Purchaser shall represent and warrant to Lessor on the Expiration Date of the Lease Agreement (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, on the applicable Partial Purchase Date) as follows:

                  (i) Such Person is a legal entity duly organized, validly existing and in good standing under the laws of its state of organization or an individual with legal capacity to purchase the Property (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, the portion to be purchased).

                  (ii) The execution, delivery and performance by such Person of each document, instrument and agreement executed, or to be executed, by such Person in connection with its purchase of the Property (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, the portion to be purchased) (the "Purchase Documents") and the consummation of the transactions contemplated thereby (A) are within the power of such Person and (B) have been duly authorized by all necessary actions on the part of such Person.

                  (iii) Each Purchase Document executed, or to be executed, by such Person has been, or will be, duly executed and delivered by such Person and constitutes, or will constitute, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                  (iv) Such Person has not (A) made a general assignment for the benefit of creditors, (B) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by such Person's creditors, (C) suffered the appointment of a receiver to take possession of all, or substantially all, of such Person 's assets, (D) suffered the attachment or other judicial seizure of all, or substantially all, of such Person 's assets, (E) admitted in writing its inability to pay its debts as they come due, or (F) made an offer of settlement, extension or composition to its creditors generally.

                  (v) Such Person is not a "party in interest" within the meaning of Section 3(14) of the ERISA, with respect to any investor in or beneficiary of Lessor.

            (b) Representations and Warranties of Lessor and Lessee. Each of Lessor and Lessee shall represent and warrant to each purchaser of the Property, whether Lessee, an Assignee Purchaser or a Designated Purchaser (a "Purchaser"), on the Expiration Date of the Lease Agreement as follows:

                  (i) Such Person is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation.

                  (ii) The execution, delivery and performance by such Person of each Purchase Document executed, or to be executed, by such Person and the consummation of the transactions contemplated thereby
            (A) are within the power of such Person and (B) have been duly authorized by all necessary actions on the part of such Person.

                  (iii) Each Purchase Document executed, or to be executed, by such Person has been, or will be, duly executed and delivered by such Person and constitutes, or will constitute, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                  (iv) Such Person has not (A) made a general assignment for the benefit of creditors, (B) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by such Person's creditors, (C) suffered the appointment of a receiver to take possession of all, or substantially all, of such Person's assets, (D) suffered the attachment or other judicial seizure of all, or substantially all, of such Person's assets, (E) admitted in writing its inability to pay its debts as they come due, or (F) made an offer of settlement, extension or composition to its creditors generally.

      In addition to the foregoing, (A) Lessee shall represent and warrant to the Designated Purchaser (or Lessor if Lessor is to retain the Property) on the Expiration Date of the Lease Agreement that no Liens are attached to the Property, except for Permitted Property Liens, and (B) Lessor shall represent and warrant to Purchaser on the Expiration Date of the Lease Agreement (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, on the applicable Partial Purchase Date) that no Lessor Liens are attached to the Property (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, the portion to be purchased). Except for the foregoing representations and warranties to be made by Lessor on the Expiration Date of the Lease Agreement (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, on the applicable Partial Purchase Date), no Lessor Party shall make any representation or warranty regarding the Property or the sale of the Property. Lessee shall make such additional representations and warranties as it may be required to make pursuant to clause (ii) of Subparagraph 3.02(b).

            (c) Survival of Representations and Warranties. The representations and warranties of Purchaser, Lessor and Lessee shall survive for a period of twelve (12) months after the Expiration Date of the Lease Agreement (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, after the applicable Partial Purchase Date). Any claim which any such party may have at any time against any other such party for a breach of any such representation or warranty, whether known or unknown, which is not asserted by written notice within such twelve (12) month period shall not be valid or effective, and the party shall have no liability with respect thereto.

      4.02. "As Is" Purchase. All purchases of the Property hereunder shall be "as is, with all faults" and without any representations, warranties or indemnities except for any representations, warranties or indemnities provided by Lessee pursuant to clause (ii)(C) of Subparagraph 3.02(b) or by Lessor or Lessee pursuant to Subparagraph 4.01(b). Each Purchaser shall specifically acknowledge and agree that Lessor is selling and such Purchaser is purchasing the Property on an "as is, with all faults" basis and that such Purchaser is not relying on any representations or warranties of any kind whatsoever, express or implied, from any Lessor Party, its agents, or brokers as to any matters concerning the Property (except for any representations and warranties provided by Lessor pursuant to Subparagraph 4.01(b)), including (a) the condition of the Property (including any Improvements to the Property made prior to the Commencement Date or during the Term of the Lease Agreement); (b) title to the Property (including possession of the Property by any Person or the existence of any Lien or any other right, title or interest in or to any of the Property in favor of any Person); (c) the value, habitability, usability, design, operation or fitness for use of the Property; (d) the availability or adequacy of utilities and other services to the Property; (e) any latent, hidden or patent defect in the Property; (f) the zoning or status of the Property or any other restrictions on the use of the Property; (g) the economics of the Property; (h) any Casualty or Condemnation; or (i) the compliance of the Property with any applicable Governmental Rule or Insurance Requirement.

      4.03. Release. Without limiting the foregoing, each Purchaser shall, on behalf of itself and its successors and assigns, waive its right to recover from, and forever release and discharge, Lessor and the other Indemnitees from any and all demands, claims, legal or administrative proceedings, losses, liabilities, damages, penalties, fines, liens, judgments, costs or expenses whatsoever (including attorneys' fees and costs), whether direct or indirect, known or unknown, foreseen or unforeseen, that may arise on account of or in any way be connected with the physical condition of the Property or any Governmental Rule applicable thereto, including any Environment Law. Each Purchaser shall expressly waive the benefits of Section 1542 of the California Civil Code, which provides that, "a general release does not extend to claims which the creditor does not know or expect to exist in his favor at the time of executing the release, which if known to him must have materially affected the settlement with the debtor."

      4.04. Permits, Approvals, Etc. Lessee shall obtain all permits, licenses and approvals from and make all filings with Governmental Authorities and other Persons, comply and cause compliance with all applicable Governmental Rules and take all other actions required for the marketing, purchase and sale of the Property.

      4.05. Costs. Lessee shall pay directly, without deduction from the purchase price or any other amount payable to Lessor hereunder, all costs and expenses of Lessee and Lessor associated with the marketing and sale of the Property, including brokers' fees and commissions; title insurance premiums; survey charges; utility, tax and other prorations; fees and expenses of environmental consultants and attorneys; appraisal costs; escrow fees; recording fees; documentary, transfer and other taxes; and all other fees, costs and expenses which might otherwise be deducted from the purchase price or any other amount payable to the Lessor Parties hereunder.

      4.06. Lessee's Expiration Date and Partial Purchase Date Payment Obligations.

            (a) Expiration Date. On the Expiration Date of the Lease Agreement, Lessee shall pay to Lessor the following:

                  (i) Purchase by Lessee. If the Property is to be purchased by Lessee or an Assignee Purchaser on such date, (i) the purchase price payable by Lessee, (ii) all unpaid Rent accrued through or due and payable on or prior to such date and (iii) all other amounts, if any, due and payable by Lessee under the Operative Documents on or prior to such date;

                  (ii) Purchase by a Designated Purchaser. If the Property is to be purchased by a Designated Purchaser on such date, (i) the Residual Value Guaranty Amount (subject to the provisos set forth at the end of Subparagraph 3.02(g)), (ii) the Indemnity Amount (subject to the provisos set forth at the end of Subparagraph 3.02(g)), (iii) all unpaid Rent accrued through or due and payable on or prior to such date and (iv) all other amounts, if any, due and payable by Lessee under the Operative Documents on or prior to such date; or

                  (iii) Retention by Lessor. If the Property is to be retained by Lessor on such date pursuant to Subparagraph 3.02(d), (i) the Residual Value Guaranty Amount, (ii) the Indemnity Amount, (iii) all unpaid Rent accrued through or due and payable on or prior to such date and (iv) all other amounts, if any, due and payable by Lessee under the Operative Documents on or prior to such date.

            (b) Partial Purchase Date. On any Partial Purchase Date, Lessee shall pay to Lessor (i) the purchase price for the Tracts of Property to be purchased on such date, (ii) all unpaid Rent attributable to such Tracts of Property accrued through or due and payable on or prior to such date and (iii) all other amounts attributable to such Tracts of Property , if any, due and payable by Lessee under the Operative Documents on or prior to such date.

      4.07. Lessor Liens. Lessor shall remove all Lessor Liens from the Property before the Expiration Date of the Lease Agreement (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, from the portion to be purchased before the applicable Partial Purchase Date).

      4.08. Transfer Documents.

            (a)   Expiration Date.

                  (i) Lessor. Subject to receipt by Lessor on the Expiration Date of the Lease Agreement of the full amount of the following, without any setoff, deduction or reduction of any kind:

                        (A) In the case of a transfer to Lessee or an Assignee Purchaser, all amounts payable by Lessee pursuant to clause
                  (i) of Subparagraph 4.06(a); or

                        (B) In the case of a transfer to a Designated Purchaser, (1) the purchase price payable by the Designated Purchaser and (2) all amounts payable by Lessee pursuant to clause (ii) of Subparagraph 4.06(a);

            Lessor shall transfer its interest in the Property to Purchaser on the Expiration Date of the Lease Agreement (unless Lessor is to retain the Property) by executing and delivering to Purchaser a Deed in substantially the form of Exhibit D-1, an Acknowledgment of Disclaimer of Representations and Warranties in substantially the form of Exhibit D-2, a Bill of Sale in substantially the form of Exhibit E and such other documents, instruments and agreements as such Person may reasonably request.

                  (ii) Lessee. On the Expiration Date of the Lease Agreement, unless Lessee is to purchase the Property, Lessee shall transfer its interest in the Property to the Designated Purchaser or the Assignee Purchaser (or Lessor if Lessor is to retain the Property pursuant to Paragraph 3.02(d)) by executing and delivering to such Person a Deed in substantially the form of Exhibit F, a Bill of Sale in substantially the form of Exhibit G and such other documents, instruments and agreements as such Person may reasonably request.

            (b) Partial Purchase Date. Subject to receipt by Lessor on any Partial Purchase Date of all amounts payable by Lessee pursuant to Subparagraph 4.06(b), without any setoff, deduction or reduction of any kind, Lessor shall transfer its interest in the Tracts of Property to be purchased on such date to Lessee by executing and delivering to Lessee a Deed in substantially the form of Exhibit D, a Bill of Sale in substantially the form of Exhibit E and such other documents, instruments and agreements as Lessee may reasonably request

      4.09. Casualty and Condemnation Proceeds. If, on the Expiration Date of the Lease Agreement, any Casualty and Condemnation Proceeds are held by Lessor in a Repair and Restoration Account or otherwise, Lessor shall (a) if Lessee is to purchase the Property on the Expiration Date of the Lease Agreement and Lessee shall so direct, apply such proceeds to the purchase price to be paid by Lessee or (b) in all other cases, release such proceeds to Lessee; provided, however, that Lessor shall not have any obligation so to apply or release such proceeds unless Lessee and/or any Designated Purchaser has complied with all of the terms and conditions of this Agreement.

      4.10. Payments. Purchaser and Lessee shall make all payments in lawful money of the United States and in same day or immediately available funds not later than 11:00 a.m. on the date due.

      4.11. Environmental Reports. Lessee shall obtain and deliver to Lessor, not later than twenty (20) days prior to the Expiration Date of the Lease Agreement (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, prior to the applicable Partial Purchase Date), environmental reports with respect to the Property (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, with respect to the applicable portion thereof) prepared by environmental consultants acceptable to Lessor.

      4.12. Further Assurances. Lessee shall, and shall cause any Designated Purchaser to, execute and deliver such documents, instruments and agreements and take such other actions as Lessor may reasonably request to effect the purposes of this Agreement and comply with the terms hereof. Similarly, Lessor shall execute and deliver such documents, instruments and agreements and take such other actions as Lessee or a Designated Purchaser may reasonably request to effect the purposes of this Agreement and comply with the terms hereof.


SECTION 5. MISCELLANEOUS.

      5.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessee or Lessor under this

Agreement shall be given as provided in Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement.

      5.02. Waivers, Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived only as provided in the Participation Agreement. No failure or delay by any Lessor Party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

      5.03. Successors and Assigns.

            (a) General. This Agreement shall be binding upon and inure to the benefit of the Lessor Parties and Lessee and their permitted successors and assigns; provided, however, that the Lessor Parties and Lessee shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement and in Subparagraph 5.03(b).

            (b) Assignment by Lessee of Purchase Rights. Lessee may assign to a third party (an "Assignee Purchaser") its right to purchase the Property pursuant to the Partial Purchase Option, the Term Purchase Option or the Expiration Date Purchase Option; provided, however, that (i) such an assignment shall not relieve Lessee of its obligations to consummate or cause the consummation of any such purchase in accordance with the terms of this Agreement and (ii) Lessee assumes all responsibility for determining the creditworthiness of any such Assignee Purchaser. If, after any purchase by an Assignee Purchaser hereunder, the purchase price paid by such Assignee Purchaser is recovered from any Lessor Party, Lessee shall reimburse such Lessor Party for such recovery unless such recovery is due solely to a material misrepresentation or covenant breach by such Lessor Party.

      5.04. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and Lessee and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

      5.05. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

      5.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

      5.07. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

      5.08. Nature of Lessee's Obligations.

            (a) Independent Obligation. The obligation of Lessee to pay the amounts payable by Lessee under this Agreement and the other Operative Documents and to perform the other Lessee Obligation are absolute, unconditional and irrevocable obligations which are separate and independent of the obligations of the Lessor Parties under this Agreement and the other Operative Documents and all other events and circumstances, including the events and circumstances set forth in Subparagraph 5.08(c).

            (b) No Termination or Abatement. This Agreement and the other Operative Documents and Lessee's obligation to pay all amounts hereunder and to pay and perform all other Lessee Obligations shall continue in full force and effect without abatement notwithstanding the occurrence or existence of any event or circumstance, including any event or circumstance set forth in Subparagraph 5.08(c).

            (c) Full Payment and Performance. Lessee shall make all payments under this Agreement and the other Operative Documents in the full amounts and at the times required by the terms of this Agreement and the other Operative Documents without setoff, deduction or reduction of any kind and shall perform all other Lessee Obligations as and when required, without regard to any event or circumstances whatsoever, including (i) the condition of the Property (including any Improvements to the Property made prior to the Commencement Date or during the Term of the Lease Agreement);
      (ii) title to the Property (including possession of the Property by any Person or the existence of any Lien or any other right, title or interest in or to any of the Property in favor of any Person); (iii) the value, habitability, usability, design, operation or fitness for use of the Property; (iv) the availability or adequacy of utilities and other services to the Property; (v) any latent, hidden or patent defect in the Property; (vi) the zoning or status of the Property or any other restrictions on the use of the Property; (g) the economics of the Property; (vii) any Casualty or Condemnation; (viii) the compliance of the Property with any applicable Governmental Rule or Insurance Requirement;
      (ix) any failure by any Lessor Party to perform any of its obligations under this Agreement or any other Operative Document; or (x) the exercise by any Lessor Party of any of its remedies under this Agreement or any other Operative Document; provided, however, that (A) Lessee shall have no obligation to purchase the Property on the Expiration Date if Lessor fails to remove Lessor Liens or deliver the required deed and bill of sale or other documents required to be delivered by Lessor hereunder and (B) this Paragraph 5.08 shall not abrogate any right which Lessee may have to recover damages from any Lessor Party for any material breach by such Lessor Party of its obligations under this Agreement or any other Operative Document to the extent permitted hereunder or thereunder.

                          [The signature page follows.]

      IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed as of the day and year first above written.



LESSEE:                                KLA-TENCOR CORPORATION

                                       By:___________________________
                                          Name:______________________
                                          Title:_____________________


LESSOR:                                LEASE PLAN U.S.A., INC.

                                       By:___________________________
                                          Name:______________________
                                          Title:_____________________

                                  EXHIBIT A(1)

                     NOTICE OF TERM PURCHASE OPTION EXERCISE

                                     [Date]

Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

      1.    Reference is made to the following:

            (a) The Participation Agreement, dated as of November 12, 1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in
      Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent");

            (b) The Lease Agreement, dated as of November 12, 1997 (the "Lease Agreement"), between Lessee and Lessor; and

            (c) The Purchase Agreement, dated as of November 12, 1997 (the "Purchase Agreement"), between Lessee and Lessor.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

      2. Pursuant to Subparagraph 4.01(a) of the Lease Agreement and Paragraph 2.01 of the Purchase Agreement, Lessee hereby irrevocably notifies Lessor that Lessee is exercising its right to terminate the Lease Agreement prior to the Scheduled Expiration Date of the Lease Agreement and purchase the Property on [_________, ____] (which date is a Business Day and which date, after the delivery of this notice, shall be the Expiration Date of the Lease Agreement).

      IN WITNESS WHEREOF, Lessee has executed this Notice of Term Purchase Option Exercise on the date set forth above.

                                       KLA-TENCOR CORPORATION

                                       By:___________________________
                                          Name:______________________
                                          Title:_____________________

                                  EXHIBIT A(2)

                   NOTICE OF PARTIAL PURCHASE OPTION EXERCISE

                                     [Date]

Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

      1.    Reference is made to the following:

            (a) The Participation Agreement, dated as of November 12, 1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in
      Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"); and

            (b) The Purchase Agreement, dated as of November 12, 1997 (the "Purchase Agreement"), between Lessee and Lessor.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

      2. Pursuant to Paragraph 2.02 of the Purchase Agreement, Lessee hereby irrevocably notifies Lessor that Lessee is exercising its right to purchase a portion of the Property as follows:

            (a) The Tract[s] of Property to be purchased is [are] ________________; and

            (b) The date on which such purchase is to occur is [_________, ____] (which date is a Business Day).

      3. Lessee hereby certifies to Lessor, Agent and the Participants that, on the date of this notice:

            (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

            (b)   No Default has occurred and is continuing; and

            (c)   All of the Operative Documents are in full force and effect.

      IN WITNESS WHEREOF, Lessee has executed this Notice of Partial Purchase Option Exercise on the date set forth above.

                                       KLA-TENCOR CORPORATION

                                       By:___________________________
                                          Name:______________________
                                          Title:_____________________

                                    EXHIBIT B

                       NOTICE OF MARKETING OPTION EXERCISE

                                     [Date]

Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

      1.    Reference is made to the following:

            (a) The Participation Agreement, dated as of November 12, 1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in
      Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"); and

            (b) The Purchase Agreement, dated as of November 12, 1997 (the "Purchase Agreement"), between Lessee and Lessor.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

      2. Pursuant to Paragraph 3.01 of the Purchase Agreement, Lessee hereby notifies Lessor that Lessee is electing to exercise the Marketing Option on the Scheduled Expiration Date of the Lease Agreement of [_____, ____].

      3. Lessee hereby certifies to Lessor, Agent and the Participants that, on the date of this notice:

            (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

            (b) No Default (other than a Non-Marketing Option Event of Default under the Lease Agreement) has occurred and is continuing; and

            (c)   All of the Operative Documents are in full force and effect.

      IN WITNESS WHEREOF, Lessee has executed this Notice of Marketing Option Exercise on the date set forth above.

                                       KLA-TENCOR CORPORATION

                                       By:___________________________
                                          Name:______________________
                                          Title:_____________________

                                    EXHIBIT C

               NOTICE OF EXPIRATION DATE PURCHASE OPTION EXERCISE

                                     [Date]

Lease Plan U.S.A., Inc.
ABN AMRO Bank N.V.
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

      1.    Reference is made to the following:

            (a) The Participation Agreement, dated as of November 12, 1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in
      Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"); and

            (b) The Purchase Agreement, dated as of November 12, 1997 (the "Purchase Agreement"), between Lessee and Lessor.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

      2. Pursuant to Paragraph 3.01 of the Purchase Agreement, Lessee hereby notifies Lessor that Lessee is electing to exercise the Expiration Date Purchase Option on the Scheduled Expiration Date of the Lease Agreement of [_____, ____].

      IN WITNESS WHEREOF, Lessee has executed this Notice of Expiration Date Purchase Option Exercise on the date set forth above.

                                       KLA-TENCOR CORPORATION

                                       By:___________________________
                                          Name:______________________
                                          Title:_____________________

                                  EXHIBIT D(1)

RECORDING REQUESTED BY
WHEN RECORDED RETURN TO
AND MAIL TAX STATEMENTS TO:
[Purchaser]

------------------
------------------
------------------

Documentary Transfer Tax is not of public record and is shown on a separate sheet attached to this deed.

--------------------------------------------------------------------------------


                                 QUITCLAIM DEED

      FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, LEASE PLAN U.S.A., INC., a Georgia corporation ("Grantor"), hereby releases, remises and forever quitclaims to [PURCHASER], a _____________ ("Grantee"), the real property located in the City of San Jose, County of Santa Clara, State of California, described on EXHIBIT A attached hereto and made a part hereof (the "Property").

                                Executed as of _____, 19__.



                                       LEASE PLAN U.S.A., INC.,
                                       a Georgia corporation

                                       By:   _________________________

                                       Its:  _________________________

                                    EXHIBIT A

                                LEGAL DESCRIPTION










Assessor's Parcel No.:  _______________

State of _____________
County of _____________________
On ___________________ before me, _________________________,
           Date                     Name, Title of Officer
personally appeared ___________________________________________________________,
                                         Name(s) of signer(s)

(personally known to me -OR- ( proved to me on the basis of satisfactory evidence to be the person(s) whose
                                        name(s) is/are subscribed to the within
                                        instrument and acknowledged to me that
                                        he/she/they executed the same in
                                        his/her/their authorized capacity(ies),
                                        and that by his/her/their signature(s)
                                        on the instrument the person(s) or the
                                        entity upon behalf of which the
                                        person(s) acted, executed the
                                        instrument.

                                        WITNESS my hand and official seal.


                                        ________________________________________

                                     , 19__



Santa Clara County Recorder

      Re:   Request That Statement of Documentary Transfer Tax Not be Recorded

Dear Sir:

      Request is hereby made in accordance with Section 11932 of the Revenue and Taxation Code that this statement of tax due not be recorded with the attached deed but be affixed to the deed after recordation and before return as directed on the deed.

      The attached deed names LEASE PLAN U.S.A., an Georgia corporation, as grantor, and [PURCHASER], a _________________, as grantee.

      The property being transferred and described in the attached deed is located in the City of San Jose and County of Santa Clara, State of California.

      The amount of Documentary Transfer Tax due on the attached deed is $__________, computed on full value of the property conveyed.

                                       LEASE PLAN U.S.A.,
                                       a Georgia corporation

                                       By:  ___________________________

                                       Its: ___________________________

                                  EXHIBIT D(2)

         ACKNOWLEDGMENT AND DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

      THIS ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES (this "Certificate") is made as of ___________, 1997 by [PURCHASER], a _____________
("Grantee").

      Contemporaneously with execution of this Certificate, LEASE PLAN U.S.A., INC., a Georgia corporation ("Lease Plan U.S.A."), is executing and delivering to Grantee a Quitclaim Deed and a Bill of Sale (the foregoing documents and any other documents to be executed and delivered to Grantee in connection therewith are herein called the "Conveyancing Documents" and any of the properties, rights or other matters assigned, transferred or conveyed pursuant thereto are herein collectively called the "Property") pursuant to the terms of a Purchase Agreement dated as of November 12, 1997 by and between Lease Plan U.S.A. and KLA-Tencor Corporation, a Delaware corporation("KLA-Tencor").

      Notwithstanding any provision contained in the Conveyancing Documents to the contrary, Grantee acknowledges that Lease Plan U.S.A. is selling and Grantee is purchasing the Property on an "as is, with all faults" basis and that Grantee is not relying on any representations or warranties of any kind whatsoever, express or implied, from Lease Plan U.S.A., its agents, or brokers as to any matters concerning the Property including (a) the condition of the Property (including any improvements to the Property); (b) title to the Property (including possession of the Property by any individual or entity or the existence of any lien or any other right, title or interest in or to any of the Property in favor of any person, but excluding any Lessor Liens as defined in that certain Participation Agreement dated as of November 12, 1997 among KLA-Tencor, Lease Plan U.S.A., the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent")); (c) the value, habitability, usability, design, operation or fitness for use of the Property; (d) the availability or adequacy of utilities and other services to the Property; (e) any latent, hidden or patent defect in the Property; (f) the zoning or status of the Property or any other restrictions on the use of the Property; (g) the economics of the Property; (h) any damage to, destruction or, or decrease in the value of all or any portion of the Property or any condemnation or other taking or sale of all or any portion of the Property, by or on account of any actual or threatened eminent domain proceeding or other taking of action by any governmental authority or other person have the power of eminent domain; or (i) the compliance of the Property with any applicable law, rule, regulation, ordinance, order, code, judgment or similar form of decision of any governmental authority or any terms, conditions or requirements imposed by any policies of insurance relating to the Property.

                                 [See next page]

      The provisions of this Certificate shall be binding on Grantee, its successors and assigns and any other party claiming through Grantee. Grantee hereby acknowledges that Lease Plan U.S.A. is entitled to rely and is relying on this Certificate.

      EXECUTED as of ____________, 1997.

                                       [PURCHASER],
                                       a _____________

                                       ___________________

                                       ___________________

                                    EXHIBIT E

                                  BILL OF SALE

      FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, LEASE PLAN U.S.A., Inc., a Georgia corporation ("Seller") does hereby sell, transfer and convey to [PURCHASER], a _________________________ ("Purchaser"): 1) the Related Goods (as defined in that certain Participation Agreement dated as of November 12, 1997 (the "Participation Agreement") among KLA-Tencor Corporation ("KLA- Tencor"), Seller, the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent")) in connection with that certain real property commonly known as _______________, San Jose, California, including, without limitation, the personal property itemized on SCHEDULE 1 attached hereto and incorporated herein by this reference (the "Property"), and 2) all Appurtenant Rights, Related Permits and Related Agreements as those terms are defined in the Participation Agreement.

      Seller is selling and Purchaser is purchasing the Property on an "as is, with all faults" basis and Purchaser is not relying on any representations or warranties of any kind whatsoever, express or implied, from Seller, its agents, or brokers as to any matters concerning the Property including (a) the condition of the Property; (b) title to the Property (including possession of the Property by any individual or entity or the existence of any lien or any other right, title or interest in or to any of the Property in favor of any person but excluding any Lessor Liens as defined in the Participation Agreement); (c) the value, habitability, usability, design, operation or fitness for use of the Property; or (d) any latent, hidden or patent defect in the Property.

Dated:   ________, 19__                SELLER:

                                       LEASE PLAN U.S.A., INC.
                                       a Georgia corporation

                                       By:  ___________________________

                                       Its: ___________________________


                                       PURCHASER:

                                       [PURCHASER]
                                       a __________________________

                                       By:  ___________________________

                                       Its: ___________________________

                                   SCHEDULE 1

                                    PROPERTY

                                    EXHIBIT F


RECORDING REQUESTED BY
WHEN RECORDED RETURN TO
AND MAIL TAX STATEMENTS TO:

_____________________
_____________________

Attention:  _____________

Documentary Transfer Tax is not of public record and is shown on a separate sheet attached to this deed.

--------------------------------------------------------------------------------


                                 QUITCLAIM DEED

      FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, KLA-TENCOR CORPORATION, a Delaware corporation ("Grantor"), hereby releases, remises and forever quitclaims to [PURCHASER] ("Grantee"), the real property located in the City of San Jose, County of Santa Clara, State of California, described on EXHIBIT A attached hereto and made a part hereof (the "Property").

      Executed as of __________, 19__.



                                       KLA-TENCOR CORPORATION,
                                       a Delaware corporation

                                       By:   ___________________________________

                                       Its:  ___________________________________

                                    EXHIBIT A

                                LEGAL DESCRIPTION







Assessor's Parcel No.:  ____________________

State of _________________
County of _____________________
On ___________________ before me, _________________________,
           Date                    Name, Title of Officer
personally appeared ___________________________________________________________,
                                         Name(s) of signer(s)

(personally known to me -OR- ( proved to me on the basis of satisfactory evidence to be the person(s) whose
                                        name(s) is/are subscribed to the within
                                        instrument and acknowledged to me that
                                        he/she/they executed the same in
                                        his/her/their authorized capacity(ies),
                                        and that by his/her/their signature(s)
                                        on the instrument the person(s) or the
                                        entity upon behalf of which the
                                        person(s) acted, executed the
                                        instrument.


                                        WITNESS my hand and official seal.


                                        ________________________________________

                                _________ , 1997



Santa Clara County Recorder

      Re:   Request That Statement of Documentary
            Transfer Tax Not be Recorded

Dear Sir:

      Request is hereby made in accordance with Section 11932 of the Revenue and Taxation Code that this statement of tax due not be recorded with the attached deed but be affixed to the deed after recordation and before return as directed on the deed.

      The attached deed names KLA-TENCOR CORPORATION, a Delaware corporation, as grantor, and [PURCHASER], as grantee.

      The property being transferred and described in the attached deed is located in the City of San Jose and County of Santa Clara, State of California.

      The amount of Documentary Transfer Tax due on the attached deed is $__________, computed on full value of the property conveyed.

                                       KLA-TENCOR CORPORATION,
                                       a Delaware corporation

                                       By:  __________________________

                                       Its: __________________________

                                    EXHIBIT G

                                  BILL OF SALE

      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, KLA-Tencor Corporation, a Delaware corporation ("Seller"), does hereby sell, transfer, and convey unto [PURCHASER] ("Buyer"):
1) without warranty, the Related Goods (as defined in that certain Participation Agreement dated as of November 12, 1997 (the "Participation Agreement") among Lease Plan U.S.A., Inc., Seller, the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent")) in connection with that certain real property commonly known as _______________, San Jose, California, including, without limitation, the personal property itemized on SCHEDULE 1 attached hereto and incorporated herein by this reference (the "Property"), and
2) all Appurtenant Rights, Related Permits and Related Agreements as those terms are defined in the Participation Agreement.

      DATED this ____ day of __________, 19__.

                             SELLER:   KLA-Tencor Corporation,
                                       a Delaware corporation



                                       By: _____________________________________

                                       Its: ____________________________________

                                   SCHEDULE 1

                                    PROPERTY

                                                                  EXECUTION COPY


================================================================================



                               PURCHASE AGREEMENT

                                     BETWEEN

                             KLA-TENCOR CORPORATION

                                       AND

                             LEASE PLAN U.S.A., INC.



                                NOVEMBER 12, 1997



================================================================================

SECTION 1.  INTERPRETATION.................................................................................2

1.01.       Definitions....................................................................................2

1.02.       Rules of Construction..........................................................................2

SECTION 2.  OPTIONAL PURCHASE BY LESSEE DURING THE TERM....................................................2

2.01.       Term Purchase Option...........................................................................2

2.02.       Partial Purchase Option........................................................................3

SECTION 3.  OBLIGATIONS OF LESSEE ON THE EXPIRATION DATE...................................................4

3.01.       Alternative....................................................................................4

3.02.       Marketing Option...............................................................................4

3.03.       Expiration Date Purchase Option...............................................................10

SECTION 4.  TERMS OF ALL PURCHASES........................................................................10

4.01.       Representations and Warranties of Parties.....................................................10

4.02.       As Is Purchase................................................................................12

4.03.       Release.......................................................................................13

4.04.       Permits, Approvals, Etc.......................................................................13

4.05.       Costs.........................................................................................13

4.06.       Lessee's Expiration Date and Partial Purchase Date Payment Obligations........................13

4.07.       Lessor Liens..................................................................................14

4.08.       Transfer Documents............................................................................14

4.09.       Casualty and Condemnation Proceeds............................................................15

4.10.       Payments......................................................................................15

4.11.       Environmental Reports.........................................................................15

4.12.       Further Assurances............................................................................15

SECTION 5.  MISCELLANEOUS.................................................................................15

5.01.       Notices.......................................................................................16

5.02.       Waivers, Amendments...........................................................................16

5.03.       Successors and Assigns........................................................................16

5.04.       No Third Party Rights.........................................................................16

5.05.       Partial Invalidity............................................................................16

5.06.       Governing Law.................................................................................16

5.07.       Counterparts..................................................................................17

5.08.       Nature of Lessee's Obligations................................................................17

EXHIBITS

A(1)   Notice of Term Purchase Option Exercise (2.02)
A(2)   Notice of Partial Purchase Option Exercise (2.02)
B      Notice of Marketing Option Exercise (3.01)
C      Notice of Expiration Date Purchase Option Exercise (2.02)
D(1)   Deed (Lessor) (4.08(a))
D(2)   Acknowledgment of Disclaimer of Representations and Warranties (4.08(a))
E      Bill of Sale (Lessor) (4.08(a))
F      Deed (Lessee) ((4.08(b))
G      Bill of Sale (Lessee) 4.08(b))

                                    EXHIBIT D

                         CONSTRUCTION AGENCY AGREEMENT


      THIS CONSTRUCTION AGENCY AGREEMENT (this "Agreement" herein), dated as of November 12, 1997 is entered into by and between:

            (1)   KLA-TENCOR CORPORATION, a Delaware corporation ("Lessee"); and

            (2)   LEASE PLAN U.S.A., INC., a Georgia corporation ("Lessor").


                                    RECITALS

      A. Lessee has requested Lessor and the financial institutions which are "Participants" under the Participation Agreement referred to in Recital B below (such financial institutions to be referred to collectively as the "Participants") to provide to Lessee a certain lease facility. Pursuant to such facility:

            (1) Lessor would (a) acquire certain property designated by Lessee (either through purchase or lease), (b) lease to Lessee such property and certain other property currently held by Lessor, (c) appoint Lessee as Lessor's agent to make certain improvements to a portion of such property,
      (d) make advances to finance such improvements and to pay certain related expenses, and (e) grant to Lessee the right to purchase such property; and

            (2)   The Participants would participate in such lease facility by
      (a) funding the purchase prices and other advances to be made by Lessor and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

      B. Pursuant to a Participation Agreement dated of even date herewith (the "Participation Agreement") among Lessee, Lessor, the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"), Lessor and the Participants have agreed to provide such lease facility upon the terms and subject to the conditions set forth therein, including without limitation the execution and delivery of this Agreement setting forth the terms of Lessee's construction obligations.


                                    AGREEMENT

      NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. INTERPRETATION.

      1.01. Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Agreement or any other Operative Document, shall have the respective meaning given to that term in such Schedule
1.01 or in the provision of this Agreement or other document, instrument or agreement referenced in such Schedule 1.01.

      1.02. Rules of Construction. Unless otherwise indicated in this Agreement or any other Operative Document, the rules of construction set forth in Schedule
1.02 to the Participation Agreement shall apply to this Agreement and the other Operative Documents.

SECTION 2. APPOINTMENT; AUTHORITY.

      2.01. Appointment. Lessor hereby appoints Lessee and Lessee hereby agrees to act as Lessor's agent for the construction of the New Improvements to the Tract 1 Property, the Tract 3 Property, the Tract 4 Property and the Tract 5 Property.

      2.02. Scope of Authority. Lessee shall have the authority to perform all acts expressly delegated to or undertaken by Lessee under this Agreement and all other acts reasonably necessary to complete the construction of the New Improvements in accordance with the Plans and Specifications, this Agreement, the other Operative Documents, all applicable Governmental Rules and all applicable Insurance Requirements; provided, however, that no Lessor Party shall have any obligation to pay any fees, costs or expenses related to such construction (except to the extent of Lessor's obligation to make, and the Participants' obligations to fund, Advances pursuant to the Participation Agreement) and Lessee shall have no authority to, and shall not, enter into any agreement which would, directly or indirectly, require any Lessor Party to pay any such fees, costs or expenses or otherwise impose upon any Lessor Party any liability or obligation. Subject to the terms and conditions of this Agreement and the other Operative Documents, Lessee shall have sole management and control over the construction means, methods, sequences and procedures with respect to the construction of the New Improvements.

      2.03. Delegation of Duties. Lessee may employ such architects, engineers, contractors, consultants, agents, employees and other Persons as Lessee determines are necessary or appropriate to construct the New Improvements and perform its other obligations and duties hereunder and may delegate to such Persons any or all of such obligations and duties; provided, however, that no such employment or delegation shall limit or reduce in any way Lessee's obligations and duties under this Agreement.


SECTION 3. LESSEE'S OBLIGATIONS AND DUTIES.

      3.01. Plans and Specifications. Lessee shall deliver to Lessor, for approval by Lessor and Agent, the Plans and Specifications for all new improvements it elects to make to each Tract of Property. Once any Plans and Specifications for any Tract of Property are so delivered and approved by Lessor and Agent, Lessee shall not agree to or permit any revision, amendment, supplementation or other modification to such Plans and Specifications without the written consent of Lessor if such revision, amendment, supplementation or modification (either alone or together with all prior revisions, amendments, supplementations and modifications to all Plans and Specifications for all of the Tracts of Property) is reasonably likely to:

            (a) Cause the Acquisition Prices plus all other costs and expenses of acquiring all of the Tracts of Property and constructing all of the New Improvements to all the Tracts of Property in accordance with this Agreement (including all Permitted Improvement Costs and Permitted Transaction Expenses paid or to be paid with Advances) to exceed the lesser of (i) the Total Commitment and (ii) the sum of the most recent Expiration Date Appraisals for all of the Tracts of Property (or, in the case of any Tract of Property for which Lessee does not deliver an Expiration Date Appraisal, the Closing Date Appraisal therefor);

            (b) Make it difficult or impossible to Complete the construction of all the New Improvements to such Tract of Property in accordance with this Agreement on or prior to the Outside Completion Date; or

            (c) Cause the Fair Market Value of such Tract of Property to be less than the most recent Expiration Date Appraisal for such Tract of Property (or, in the case of any Tract of Property for which Lessee does not deliver an Expiration Date Appraisal, the Closing Date Appraisal therefor) or otherwise decrease in any material amount.

Lessee shall notify Lessor promptly in writing of any revision, amendment, supplementation or other modification to the Plans and Specifications.

      3.02. Construction Agreements. Lessee has entered or shall, on a timely basis, enter into such agreements with architects, engineers, contractors, consultants, materialmen, suppliers, agents, employees and other Persons as are necessary or appropriate to construct the New Improvements and perform Lessee's other obligations and duties hereunder in connection therewith (together with the Plans and Specifications, the "Construction Agreements"). Each Construction Agreement shall expressly permit the assignment of Lessee's rights thereunder to Lessor without the consent of the other party(ies) to such agreement. Upon Lessor's request, Lessee shall deliver to Lessor copies of any or all Construction Agreements.

      3.03. Permits, Approvals, Etc. Prior to the time they are required, Lessee shall obtain from Governmental Authorities and other Persons all licenses, approvals, authorizations, consents, permits, easements and rights-of-way that are necessary for the construction of any New Improvements in accordance with this Agreement. Upon Lessor's request, Lessee shall deliver to Lessor copies of any or all such licenses, approvals, authorizations, consents, permits, easements and rights-of-way.

      3.04. Material and Supplies. Lessee shall obtain all materials and supplies necessary to construct the New Improvements. Lessee shall cause all such materials and supplies (a) to be purchased in a manner that will result in the ownership thereof vesting unconditionally in Lessor, free from all Liens (other than Liens that attach in favor of the materialmen or subcontractors that supply and/or install such materials and supplies); (b) to be stored at the applicable Tract of Land under adequate safeguards to minimize the possibility of loss, theft, damage or commingling with other materials or projects; and (c) to be covered by the insurance policies required under this Agreement and the other Operative Documents. Upon Lessor's request, Lessee shall deliver to Lessor copies of any contracts, bills of sale, statements, receipts, vouchers or agreements for the materials and supplies used or to be used in the construction of the New Improvements.

      3.05  Construction.

            (a) Manner. Lessee shall construct the New Improvements (including all foundations and structural portions thereof; all plumbing, heating, air conditioning and electrical systems; and all water, sewer, electric, gas, telephone and drainage facilities) in a good and workmanlike manner, free from any material defect in design or construction, in accordance with the Plans and Specifications, this Agreement, the other Operative Documents, all applicable Governmental Rules and all applicable Insurance Requirements.

            (b) Completion. Lessee shall Complete the construction of the New Improvements to all Tracts of Property on which New Improvements are to be constructed on or prior to the Outside Completion Date. "Completion" shall occur for the New Improvements to a Tract of Property when each of the following conditions has been satisfied:

                  (i) The New Improvements to such Tract of Property have been completed in accordance with this Agreement, are in first class working condition and are ready for occupancy and use as a facility as described in clause (ii) under the heading for the applicable Tract of Property in Schedule 4.01(s) to the Participation Agreement. This shall include, without limiting the generality of the preceding sentence, evidence that (A) all utilities required to adequately service such New Improvements for their intended use are available and "tapped on" and hooked up pursuant to adequate permits (including any that may be required under applicable Environmental
            Laws) and (B) access to such New Improvements for pedestrians and motor vehicles from publicly dedicated streets and public highways are available.

                  (ii) Lessee shall have furnished to Lessor each of the following:

                        (A) A certificate of Lessee in the form of Exhibit A, duly executed by Lessee;

                        (B) A certificate of an architect acceptable to Lessor in the form of Exhibit B, duly executed by such architect, together with copies of each of the documents referred to therein;

                        (C) A date-down endorsement to or reissued title insurance policies or binders delivered by Lessee pursuant to Paragraph 3.02 and Schedule 3.02 of the Participation Agreement;

                        (D) Copies of all mechanic's or materialman's lien waivers and releases as required by Lessor; and

                        (E) Certificate of final occupancy issued by the appropriate Governmental Authority.

      3.06. Insurance. Lessee (and its general contractor) shall maintain policies of casualty and liability insurance as provided in Paragraph 3.03 of the Lease Agreement.

      3.07. Fees, Costs and Expenses.

            (a) Lessee's Responsibility. Except to the extent such fees, costs and expense are paid by Advances, Lessee shall pay all fees, costs and expenses of constructing the New Improvements from its own funds.

            (b) Prompt Payment. Lessee shall pay promptly all fees, costs and expenses of architects, engineers, contractors, materialmen, suppliers, consultants, agents, employees and other Persons which provide services, materials or supplies in connection with the construction of the New Improvements and all other fees, costs and expenses related to such construction.

            (c) No Lessee Fee. Lessee shall not be entitled to any fee for the performance of its obligations and duties hereunder or any other compensation in connection with this Agreement.

      3.08. Books and Records. Lessee shall maintain accurate books and records, in reasonable detail, relating to the construction of the New Improvements and shall permit Lessor to inspect the same and make copies thereof, at Lessee's expense, upon reasonable notice to Lessee.

      3.09. Additional Obligations and Duties. In addition to the obligations and duties set forth above in this Section 3, Lessee shall perform all other acts reasonably necessary to achieve Completion of the construction of the New Improvements in accordance with the Plans and Specifications, this Agreement, the other Operative Documents, all applicable Governmental Rules and all applicable Insurance Requirements.


SECTION 4. MISCELLANEOUS.

      4.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessee or Lessor under this

Agreement shall be given as provided in Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement.

      4.02. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived only as provided in the Participation Agreement. No failure or delay by any Lessor Party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

      4.03. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Lessor Parties and Lessee and their permitted successors and assigns; provided, however, that the Lessor Parties and Lessee shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement.

      4.04. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and Lessee and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

      4.05. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

      4.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

      4.07. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

      4.08. Nature of Lessee's Obligations.

            (a) Independent Obligation. The obligation of Lessee to construct the New Improvements pursuant to this Agreement and the other Operative Documents and to perform the other Lessee Obligations are absolute, unconditional and irrevocable obligations which are separate and independent of the obligations of the Lessor Parties under this Agreement and the other Operative Documents and all other events and circumstances, including the events and circumstances set forth in Subparagraph 4.08(c).

            (b) No Termination or Abatement. This Agreement and the other Operative Documents and Lessee's obligation to construct the New Improvements and to pay and perform all other Lessee Obligations shall continue in full force and effect without abatement notwithstanding the occurrence or existence of any event or circumstance, including any event or circumstance set forth in Subparagraph 4.08(c).

            (c) Full Payment and Performance. Lessee shall perform all of its obligations under this Agreement and the other Operative Documents in the manner and at the times required by the terms of this Agreement and the other Operative Documents without setoff, deduction or reduction of any kind and shall perform all other Lessee Obligations as and when required, without regard to any event or circumstances whatsoever, including (i) the condition of the Property (including any Improvements to the Property made prior to the Commencement Date or during the Term); (ii) title to the Property (including possession of the Property by any Person or the existence of any Lien or any other right, title or interest in or to any of the Property in favor of any Person); (iii) the value, habitability, useability, design, operation or fitness for use of the Property; (iv) the availability or adequacy of utilities and other services to the Property;
      (v) any latent, hidden or patent defect in the Property; (vi) the zoning or status of the Property or any other restrictions on the use of the Property; (g) the economics of the Property; (vii) any Casualty or Condemnation; (viii) the compliance of the Property with any applicable Governmental Rule or Insurance Requirement; (ix) any failure by any Lessor Party to perform any of its obligations under this Agreement or any other Operative Document; or (x) the exercise by any Lessor Party of any of its remedies under this Agreement or any other Operative Document; provided, however, that (A) Lessor shall have no obligation to continue constructing the New Improvements at any time the Lessor Parties are refusing to make any Advance in violation of the Participation Agreement and (B) this Paragraph 4.08 shall not abrogate any right which Lessee may have to recover damages from any Lessor Party for any material breach by such Lessor Party of its obligations under this Agreement or any other Operative Document to the extent permitted hereunder or thereunder.

                          [The signature page follows.]

      IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed as of the day and year first above written.

LESSEE:                                KLA-TENCOR CORPORATION


                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________


LESSOR:                                LEASE PLAN U.S.A., INC.


                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                    EXHIBIT A
                         LESSEE'S COMPLETION CERTIFICATE
                             ________________, 1997

Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY 10019
Attn:  Linda Boardman

      1.    Reference is made to the following:

            (a) The Participation Agreement, dated as of November 12, 1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in
      Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"); and

            (b) The Construction Agency Agreement, dated as of November 12, 1997 (the "Construction Agency Agreement"), between Lessee and Lessor.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

      2. Lessee hereby certifies to Lessor, for the benefit of all of the Lessor Parties, as follows:

            (a) Lessee has completed all of the New Improvements to the Tract [__] Property in accordance with the Plans and Specifications, the Construction Agency Agreement, the other Operative Documents, all applicable Governmental Rules and all applicable Insurance Requirements and the New Improvements now are ready for use and occupancy as a facility described in clause (ii) under the heading "Tract [__] Property" in
      Schedule 4.01(s) to the Participation Agreement.

            (b) All amounts payable to third parties for the construction of such New Improvements have been paid in full (other than amounts which Lessee is contesting in accordance with the Lease Agreement).

            (c) No changes or modifications that have had an adverse effect on the value, use or useful life of the Tract [__] Property were made to the Plans and Specifications for the New Improvements to such Property after the date the Plans and Specifications for such Property were approved by Lessor, Agent and the Participants pursuant to Subparagraph 2.01(c) of the Participation Agreement.

            (d) The representations and warranties relating to the Tract [__] Property set forth in Subparagraph 4.01(s) of the Participation Agreement and Schedule 4.01(s) to the Participation Agreement and the other representations and warranties of Lessee set forth in the Operative Documents are true and correct in all material respects on the date hereof (except for representations and warranties expressly made as of a specified date, which shall be true as of such date).

            (e)   No Default has occurred and is continuing.

            (f)   All of the Operative Documents are in full force and effect.

      IN WITNESS WHEREOF, Lessee has executed this Lessee's Completion Certificate on the date set forth above.

                                       KLA-TENCOR CORPORATION

                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                    EXHIBIT B
                       ARCHITECT'S COMPLETION CERTIFICATE
                             ________________, 1997

Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY 10019
Attn:  Linda Boardman


      1.    Reference is made to the following:

            (a) The [____________] Agreement, dated as of [____] (the "Architect's Agreement"), between KLA-Tencor Corporation ("Lessee") and [__________] ("Architect"); and

            (b) The plans and specifications dated as of [_______] prepared by Architect for certain improvements to the property located at [_______________] (the "Plans and Specifications").

      2.    The undersigned hereby certifies to you as follows:

            (a) The improvements contemplated by the Plans and Specifications (the "Improvements") have been completed substantially in accordance with such Plans and Specifications, a final certificate of occupancy has been issued by the appropriate governmental agency, and the Improvements are ready for use and occupancy.

            (b) To the best of [my][our] knowledge, the Improvements as so completed comply with all applicable laws, rule, regulations and ordinances pertaining to the construction and occupancy thereof, including applicable building and zoning laws, rule, regulations and ordinances, and the Americans with Disabilities Act of 1990, 42 U.S.C. Section 1210 et seq.

            (c) No changes or modifications were made to the Plans and Specifications after the date thereof that have had an adverse effect on the value, use or useful life of the Property.

            (d) Attached hereto are true and complete copies of an "as built" or "record" set of the plans and specifications for the Improvements, and an ALTA survey of the property "as built" showing all paving, driveways, fences and exterior improvements.

      IN WITNESS WHEREOF, the undersigned has executed this Architect's Completion Certificate on the date set forth above.

                                       [Name of Architectural Firm]


                                       By: _____________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                                                  EXECUTION COPY


================================================================================



                          CONSTRUCTION AGENCY AGREEMENT


                                     BETWEEN


                             KLA-TENCOR CORPORATION


                                       AND


                             LEASE PLAN U.S.A., INC.





                                NOVEMBER 12, 1997



================================================================================

SECTION 1.  INTERPRETATION.................................................................................2

1.01.       Definitions....................................................................................2

1.02.       Rules of Construction..........................................................................2

SECTION 2.  APPOINTMENT; AUTHORITY.........................................................................2

2.01.       Appointment....................................................................................2

2.02.       Scope of Authority.............................................................................2

2.03.       Delegation of Duties...........................................................................2

SECTION 3.  LESSEE'S OBLIGATIONS AND DUTIES................................................................2

3.01.       Plans and Specifications.......................................................................2

3.02.       Construction Agreements........................................................................3

3.03.       Permits, Approvals, Etc........................................................................3

3.04.       Material and Supplies..........................................................................3

3.05        Construction...................................................................................4

3.06.       Insurance......................................................................................5

3.07.       Fees, Costs and Expenses.......................................................................5

3.08.       Books and Records..............................................................................5

3.09.       Additional Obligations and Duties..............................................................5

SECTION 4.  MISCELLANEOUS..................................................................................5

4.01.       Notices........................................................................................5

4.02.       Waivers; Amendments............................................................................6

4.03.       Successors and Assigns.........................................................................6

4.04.       No Third Party Rights..........................................................................6

4.05.       Partial Invalidity.............................................................................6

4.06.       Governing Law..................................................................................6

4.07.       Counterparts...................................................................................6

4.08.       Nature of Lessee's Obligations.................................................................6

EXHIBITS
--------


      A     Lessee's Completion Certificate (3.05(c))

      B     Architect's Completion Certificate (3.05(c)

                                    EXHIBIT E

                              ACQUISITION REQUEST

                                     [Date]

Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
         as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

      1. Reference is made to that certain Participation Agreement, dated as of November 12, 1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

[Insert the following for the Initial Acquisition Advances]

      [2.   Pursuant to Subparagraph 2.03(a) of the Participation Agreement,
Lessee hereby irrevocably requests Lessor to make the Initial Acquisition Advances as follows:

            (a) The Initial Acquisition Advances shall consist of the following:

                  (i) An Acquisition Advance in the amount of $____________ which shall be used to pay (A) $___________ on account of the Phase IIA Termination Payment and (B) $___________ on account of Permitted Transaction Expenses related or allocable to the Tract 1 Property;

                  (ii) An Acquisition Advance in the amount of $____________ which shall be used to pay (A) $___________ on account of the purchase price for the Tract 2 Land and the Improvements and Appurtenant Rights thereto [and the Related Goods described under the heading "Tract 2 Related Goods" in Attachment 1 hereto]; and (B) $___________ on account of Permitted Transaction Expenses related or allocable to the Tract 2 Property;

                  (iii) An Acquisition Advance in the amount of $____________
            which shall be used to pay (A) $___________ on account of the purchase price for the Existing Improvements to the Tract 3 Land [and the Related Goods described under the heading "Tract 3 Related Goods" in Attachment 1 hereto]; and (B) $___________ on account of Permitted Transaction Expenses related or allocable to the Tract 3 Property; and

                  (iv) An Acquisition Advance in the amount of $____________ which shall be used to pay (A) $___________ on account of the Phase IIB Termination Payment and (B) $___________ on account of Permitted Transaction Expenses related or allocable to the Tract 5 Property;

            (b) The Initial Acquisition Advances shall be made on ___________, 1997 (the "Closing Date"); and

            (c)   [Insert one of the following as appropriate]

                  [The Initial Acquisition Advances shall consist of the following Portion[s] [with the following initial Rental Period[s]]:

                     Portion                          Rental Period
                     -------                          -------------
                  $___________                       _______ month[s]
                  $___________                       _______ month[s]
                  $___________                       _______ month[s]
                  $___________                       _______ month[s]]

                  [The Initial Acquisition Advances shall consist of a single Portion with an initial Rental Period that ends on [December 1, 1997].]]

[Insert the following for the Tract 4 Acquisition Advance]

      [2.   Pursuant to Subparagraph 2.03(a) of the Participation Agreement,
Lessee hereby irrevocably requests Lessor to make the Tract 4 Acquisition Advance as follows:

            (a) The Tract 4 Acquisition Advance shall be in the amount of $____________ which shall be used to pay (A) $___________ on account of the purchase price for the Tract 4 Land and the Improvements and Appurtenant Rights thereto [and the Related Goods described under the heading "Tract 4 Related Goods" in Attachment 1 hereto];and (B) $___________ on account of Permitted Transaction Expenses related or allocable to the Tract 4 Property;

            (b) The Tract 4 Acquisition Advance shall be made on ___________, 1997; and

            (c)   [Insert one of the following as appropriate]

                  [The Tract 4 Acquisition Advance shall consist of the following Portion[s] [with the following initial Rental Period[s]]:

                     Portion                          Rental Period
                     -------                          -------------
                  $___________                       _______ month[s]
                  $___________                       _______ month[s]
                  $___________                       _______ month[s]
                  $___________                       _______ month[s]]

                  [The Tract 4 Acquisition Advance shall consist of a single Portion with an initial Rental Period that ends on [_________ 1, 199_].]]

      3. Lessee hereby certifies to the Lessor Parties that, on the date of this Acquisition Request and after giving effect to the use of the requested Acquisition Advance[s] as described above:

            (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

            (b)   No Default has occurred and is continuing;

            (c)   All of the Operative Documents are in full force and effect;

            (d) No action, suit or other proceeding affecting the title to, or the use, operation or value of, the applicable Property (including any proceeding for Condemnation or under any Environmental Law) is pending or, to the best of Lessee's knowledge, threatened; and

            (e)   No Casualty affecting the applicable Property has occurred.

      4.    Please disburse the proceeds of the Acquisition Advance to

      IN WITNESS WHEREOF, Lessee has executed this Acquisition Request on the date set forth above.

                                       KLA-TENCOR CORPORATION

                                       By: _____________________________
                                           Name: _______________________
                                           Title: ______________________

                                    EXHIBIT F

                       IMPROVEMENT/EXPENSE ADVANCE REQUEST



                                     [Date]


Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
         as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

      1. Reference is made to that certain Participation Agreement, dated as of November 12, 1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

      2. Pursuant to Subparagraph 2.03(b) of the Participation Agreement, Lessee hereby irrevocably requests Lessor to make Improvement/Expense Advances as follows:

            (a)   [Insert one of the following as appropriate]

                  [Such Improvement/Expense Advances shall be in the aggregate amount of $________ and shall consist of (1) an Improvement/Expense Advance in the amount of $________ related or allocable to the Tract __ Property, (2) an Improvement/Expense Advance in the amount of $________ related or allocable to the Tract __ Property and (3) an Improvement/Expense Advance in the amount of $________ related or allocable to the Tract __ Property;]

                  [Such Improvement/Expense Advance shall be in the amount of $________ and is related or allocable to the Tract __ Property;] and

            (b) The date of such Improvement/Expense Advance[s] shall be ____________, ____ (the "Advance Date").


      3. [Lessee will use $________ of the proceeds of the requested Improvement/Expense Advance to pay the costs for the Related Goods described in the Supplement to Exhibit B to the Lease Agreement which is attached hereto. Of such amount, [(1) $________ will be used to purchase Related Goods related or allocable to the Tract __ Property,

(2) $________ will be used to purchase Related Goods related or allocable to the Tract __ Property and (3) $________ will be used to purchase Related Goods related or allocable to the Tract __ Property]. Bills of sale for all such Related Goods, each showing Lessor as the purchaser, also are attached hereto.][Whenever the requested Improvement/Expense Advance is to be used to pay for Related Goods, include the preceding three sentences, complete and attach an Exhibit B Supplement describing the Related Goods and attach the applicable bills of sale.] Lessee will use the [remaining] proceeds of such Improvement/Expense Advance to pay the costs and expenses set forth in Attachment 1 hereto. All such costs and expenses are Permitted Improvement Costs and/or Permitted Transaction Expenses which are now due and payable. No prior Advance has been requested to pay any such costs and expenses.

      4. Lessee hereby certifies to the Lessor Parties that, on the date of this Improvement/Expense Advance Request and after giving effect to the requested Improvement/Expense Advance:

            (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

            (b)   No Default has occurred and is continuing; and

            (c)   All of the Operative Documents are in full force and effect.

      5.    Please disburse the proceeds of the Improvement/Expense Advance to
___________________________________________________.

      IN WITNESS WHEREOF, Lessee has executed this Improvement/Expense Advance Request on the date set forth above.

                                       KLA-TENCOR CORPORATION

                                       By: _____________________________
                                           Name: _______________________
                                           Title: ______________________

                                  ATTACHMENT 1

                                       TO

                       IMPROVEMENT/EXPENSE ADVANCE REQUEST

                                  EXHIBIT G(1)

                          COMMITMENT EXTENSION REQUEST

                                     [Date]


Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
         as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

      1. Reference is made to that certain Participation Agreement, dated as of November 12, 1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

      2. Pursuant to Subparagraph 2.09(a) of the Participation Agreement, Lessee hereby irrevocably requests Lessor to extend (and the Participants to consent to such extension) the Unused Total Commitment ($___________) for an additional six (6) months by extending the current Commitment Termination Date from [__________] to [__________].

      3. Lessee hereby certifies to the Lessor Parties that, on the date of this Commitment Extension Request and after giving effect to the extension requested hereby:

            (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

            (b)   No Default has occurred and is continuing; and

            (c)   All of the Operative Documents are in full force and effect.


                                     G(1)-1

      IN WITNESS WHEREOF, Lessee has executed this Commitment Extension Request on the date set forth above.

                                       KLA-TENCOR CORPORATION

                                       By: _____________________________
                                           Name: _______________________
                                           Title: ______________________





                                     CONSENT

      The undersigned hereby consents to the extension of the Commitment Termination Date requested above.


                                       _________________________________

                                       By: _____________________________
                                           Name: _______________________
                                           Title: ______________________

                                       Date: ___________________________


                                     G(1)-2

                                  EXHIBIT G(2)

                             LEASE EXTENSION REQUEST

                                     [Date]


Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
         as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman


      1. Reference is made to that certain Participation Agreement, dated as of November 12, 1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

      2. Pursuant to Subparagraph 2.09(b) of the Participation Agreement, Lessee hereby irrevocably requests Lessor to extend (and the Participants to consent to such extension) the Term of the Lease Agreement for an additional two
(2) years by extending the current Scheduled Expiration Date from [__________] to [__________].

      3. Lessee hereby certifies to the Lessor Parties that, on the date of this Lease Extension Request and after giving effect to the extension requested hereby:

            (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

            (b)   No Default has occurred and is continuing; and

            (c)   All of the Operative Documents are in full force and effect.


                                     G(2)-1

      IN WITNESS WHEREOF, Lessee has executed this Lease Extension Request on the date set forth above.

                                       KLA-Tencor Corporation

                                       By: _____________________________
                                           Name: _______________________
                                           Title: ______________________




                                     CONSENT

      The undersigned hereby consents to the extension of the Scheduled Expiration Date requested above upon the terms set forth in the attachment hereto.


                                       _________________________________

                                       By: _____________________________
                                           Name: _______________________
                                           Title: ______________________

                                       Date: ___________________________


                                     G(2)-2

                                    EXHIBIT H

                      ASSIGNMENT OF CONSTRUCTION AGREEMENTS


      THIS ASSIGNMENT OF CONSTRUCTION AGREEMENTS (this "Agreement" herein), dated as of November 12, 1997, is executed by

            (1)   KLA-TENCOR CORPORATION, a Delaware corporation ("Lessee"),

                                   in favor of

            (2)   LEASE PLAN U.S.A., INC., a Georgia corporation ("Lessor").

                                    RECITALS

      A. Lessee has requested Lessor and the financial institutions which are "Participants" under the Participation Agreement referred to in Recital B below (such financial institutions to be referred to collectively as the "Participants") to provide to Lessee a certain lease facility. Pursuant to such facility:

            (1) Lessor would (a) acquire certain property designated by Lessee (either through purchase or lease), (b) lease to Lessee such property and certain other property currently held by Lessor, (c) appoint Lessee as Lessor's agent to make certain improvements to a portion of such property,
      (d) make advances to finance such improvements and to pay certain related expenses, and (e) grant to Lessee the right to purchase such property; and

            (2)   The Participants would participate in such lease facility by
      (a) funding the purchase price and other advances to be made by Lessor and
      (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

      B. Pursuant to a Participation Agreement dated of even date herewith (the "Participation Agreement") among Lessee, Lessor, the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"), Lessor and the Participants have agreed to provide such lease facility upon the terms and subject to the conditions set forth therein, including, without limitation, the execution and delivery of this Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. INTERPRETATION.

      1.01. Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Agreement or any other Operative Document, shall have the respective meaning given to that term in such Schedule 1.01 or in the provision of this Agreement or other document, instrument or agreement referenced in such Schedule 1.01.

      1.02. Rules of Construction. Unless otherwise indicated in this Agreement or any other Operative Document, the rules of construction set forth in Schedule
1.02 to the Participation Agreement shall apply to this Agreement and the other Operative Documents.

SECTION 2. ASSIGNMENT.

      2.01. Assignment. Lessee hereby assigns to Lessor all of Lessee's right, title and interest in, to and under all existing and future agreements and contracts between Lessee and any other Person (collectively, the "Construction Agreements") relating to the construction of any and all New Improvements on any portion of the Land described in Exhibit A to the Lease Agreement, including, without limitation, the agreements and contracts described in Exhibit A and all future Construction Agreements which may be entered into by Lessee. Upon execution of any new Construction Agreement, Lessee shall promptly notify Lessor of such Construction Agreement. Upon Lessor's request, Lessee shall provide Lessor with copies of the Construction Agreements.

      2.02. Absolute Assignment. This Agreement constitutes a present and absolute assignment to Lessor; provided, however, that Lessor may not enforce the terms of the Construction Agreements except during continuance of an Event of Default. Upon the occurrence of any Event of Default, Lessor may, in its sole discretion, give notice to any of the contractors referred to in the Construction Agreements or any other party to the Construction Agreements (collectively, the "Contractors") of its intent to enforce the rights of Lessee under the Construction Agreements and may initiate or participate in any legal proceedings respecting the enforcement of said rights. Lessee acknowledges that, by accepting this assignment, Lessor does not assume any of Lessee's obligations under the Construction Agreements.

      2.03. Contractor's Consent. In connection with the execution and delivery to Lessor of this Agreement, Lessee shall obtain and deliver to Lessor consents from each Contractor under each Construction Agreement in the form attached hereto as Exhibit B (a "Contractor's Consent to Assignment"). Lessee shall obtain and provide to Lessor a Contractor's Consent to Assignment for any new Construction Agreements entered into by Lessee after the date hereof.

SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE.

      3.01. Representations and Warranties. Lessee represents and warrants to Lessor that (a) all Construction Agreements entered into by Lessee are in full force and effect and are enforceable and no default, or event which would constitute a default after notice or the passage of time, or both, exists with respect to said Construction Agreements; (b) all copies of the Construction Agreements delivered to Lessor are complete and correct; and (c) Lessee has not assigned any of its rights under the Construction Agreements.

      3.02. Covenants. Lessee agrees (a) to pay and perform all obligations of Lessee under the Construction Agreements; (b) to enforce the payment and performance of all obligations of any other Person under the Construction Agreements; (c) not to revise, amend or modify the existing Construction Agreements if such revision, amendment or modification (either alone or together with all prior revisions, amendments or modifications to such Construction Agreements) would result in Lessee's failure to comply with the provisions of Section 3.01 of the Construction Agency Agreement nor to enter into any future Construction Agreements without Lessor's prior written approval which shall not be unreasonably withheld, except as otherwise may be permitted by the Operative Documents; and (d) not to further assign, for security or any other purposes, its rights under the Construction Agreements without Lessor's prior written approval.

SECTION 4. MISCELLANEOUS.

      4.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessee or Lessor under this Agreement shall be given as provided in Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement.

      4.02. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived only as provided in the Participation Agreement. No failure or delay by any Lessor Party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

      4.03. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Lessor Parties and Lessee and their permitted successors and assigns; provided, however, that the Lessor Parties and Lessee shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement.

      4.04. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and Lessee and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

      4.05. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

      4.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                          [The signature page follows.]

      IN WITNESS WHEREOF, Lessee has caused this Agreement to be executed as of the day and year first above written.

LESSEE:                                KLA-TENCOR CORPORATION



                                       By: _____________________________

                                           Name: _______________________

                                           Title: ______________________

                                    EXHIBIT A
                             CONSTRUCTION AGREEMENTS



                                      NONE

                                    EXHIBIT B
                       CONTRACTOR'S CONSENT TO ASSIGNMENT

      1. Reference is made to (a) the property located at [___________] (the "Property") and (b) the agreement[s] described in Attachment 1 hereto between KLA-Tencor Corporation ("Lessee") and the undersigned ("Contractor").

      2. Lessee has notified Contractor that, pursuant to an Assignment of Construction Agreements dated as of November 12, 1997 between Lessee and Lease Plan U.S.A., Inc. ("Lessor") (the "Assignment"), Lessee has assigned to Lessor the agreement[s] described in Attachment 1 hereto and all future agreements and contracts between Lessee and Contractor relating to the construction, maintenance or repair of any improvements to the Property (collectively, the "Construction Agreements").

      3. Contractor hereby consents to the Assignment and agrees as follows for the benefit of Lessor:

            (a) Except with the prior written approval of Lessor, Contractor shall not perform any construction work pursuant to any change in the plans and specifications as set forth or attached to the Construction Agreements where such change would affect the structural integrity, quality of building material or equipment or overall efficiency of operating systems or utility systems of the improvements. The liens of Lessor's security interests shall have priority over any claim of lien of Contractor arising out of or in any way connected with any construction work performed by Contractor on the Property.

            (b) If requested by Lessor in the exercise of Lessor's rights under the Assignment, Contractor shall continue to perform its obligations under the Construction Agreements in accordance with the terms thereof. Contractor acknowledges that Lessor may have no means of discovering when or if Contractor claims a default under the Construction Agreements and agrees that it will give Lessor prior written notice of any default claimed by Contractor under the Construction Agreements. Said notice shall set forth a description of the default and a request to Lessor to cure the same within thirty (30) days. Said notice shall be deemed served upon delivery or, if mailed, upon the first to occur of receipt or the expiration of seventy-two (72) hours after deposit in United States Postal Service certified mail, postage prepaid and addressed to the address of Lessor appearing below. No termination of the Construction Agreements by Contractor shall be binding upon Lessor unless Lessor has received such notice and has failed to cure the described default within said thirty
      (30) days. Contractor further acknowledges that, unless and until Lessor elects to exercise its rights under the Assignment and requests Contractor's performance under the Construction Agreements in writing, Lessor neither undertakes nor assumes any obligations or liability under the Construction Agreements.

            (c) Contractor shall hold in trust all money disbursed to or otherwise received by Contractor from or on account of Lessee in connection with the construction of the improvements and shall use such money solely for the payment of costs incurred in the construction of the improvements, including Contractor's fees, and for no other purpose, until all bills, claims and demands for such costs have been paid in full.

      IN WITNESS WHEREOF, Contractor has executed this Consent on this ___________ day of __________, ____.



                                       [________________________________]


                                       By: _____________________________

                                           Name: _______________________

                                           Title: ________________________



                                       Contractor's Address:

                                       [________________________________]
                                       [________________________________]
                                       [________________________________]
                                       [________________________________]

                                       Lessor's Address:

                                       Lease Plan U.S.A., Inc.
                                       c/o ABN AMRO Bank N.V.
                                       135 So. LaSalle Street
                                       Suite 711
                                       Chicago, IL  60603
                                       Attn:  David M. Shipley

                                                                  EXECUTION COPY



================================================================================


                      ASSIGNMENT OF CONSTRUCTION AGREEMENTS


                                       BY


                             KLA-TENCOR CORPORATION


                                   IN FAVOR OF


                             LEASE PLAN U.S.A., INC.




                                NOVEMBER 12, 1997


================================================================================

                                    EXHIBIT I

                              ASSIGNMENT OF LEASE

              ASSIGNMENT OF LEASE AGREEMENT AND PURCHASE AGREEMENT

      THIS ASSIGNMENT OF LEASE AGREEMENT AND PURCHASE AGREEMENT (this "Assignment" herein), dated as of November 12, 1997, is executed by:

            (1)   LEASE PLAN U.S.A., INC., a Georgia corporation ("Lessor")

                                   in favor of

            (2) ABN AMRO BANK N.V., as agent for the Participants under the Participation Agreement referred to in Recital B below (in such capacity, "Agent").

                                    RECITALS

      A. KLA-Tencor Corporation, a Delaware corporation ("Lessee"), has requested Lessor and the financial institutions which are "Participants" under the Participation Agreement referred to in Recital B below (such financial institutions to be referred to collectively as the "Participants") to provide to Lessee a certain lease facility. Pursuant to such facility:

            (1) Lessor would (a) acquire certain property designated by Lessee (either through purchase or lease), (b) lease to Lessee such property and certain other property currently held by Lessor, (c) appoint Lessee as Lessor's agent to make certain improvements to a portion of such property,
      (d) make advances to finance such improvements and to pay certain related expenses, and (e) grant to Lessee the right to purchase such property; and

            (2)   The Participants would participate in such lease facility by
      (a) funding the purchase prices and other advances to be made by Lessor and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

      B. Pursuant to a Participation Agreement dated of even date herewith (the "Participation Agreement") among Lessee, Lessor, the Participants and Agent, Lessor and the Participants have agreed to provide such lease facility upon the terms and subject to the conditions set forth therein, including, without limitation, the execution and delivery of (1) the Lease Agreement dated as of November 12, 1997 between Lessee and Lessor (the "Lease Agreement"), pursuant to which Lessee has leased from Lessor the lots, pieces, tracts and parcels of land described in Exhibit A (the "Land") and the other property described in the Lease Agreement (the "Property"), (2) the Purchase Agreement dated as of November 12, 1997 between Lessee and Lessor (the "Purchase Agreement"), pursuant to which Lessee may purchase the Property from Lessor under certain circumstances, and (3) this Assignment.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 7. INTERPRETATION.

      7.01. Definitions. Unless otherwise indicated in this Assignment or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Assignment or any other Operative Document, shall have the respective meaning given to that term in such Schedule
1.01 or in the provision of this Assignment or other document, instrument or agreement referenced in such Schedule 1.01.

      7.02. Rules of Construction. Unless otherwise indicated in this Assignment or any other Operative Document, the rules of construction set forth in Schedule
1.02 to the Participation Agreement shall apply to this Assignment and the other Operative Documents.

SECTION 8. ASSIGNMENT.

      8.01. Assignment. As security for the Lessor Obligations, Lessor hereby irrevocably and unconditionally grants, conveys, transfers and assigns to Agent, for the benefit of the Participants and Agent, all estate, right, title and interest of Lessor, whether now owned or hereafter acquired, in the Lease Agreement and the Purchase Agreement, including all claims and rights to the payment of money at any time arising in connection with any repudiation, rejection or breach of either agreement by Lessee or a trustee or receiver of Lessee in any bankruptcy, insolvency or similar proceeding.

      8.02. Receipt of Rents, Etc. Lessor hereby irrevocably designates Agent (or its designee) to receive all Rents and other payments to be made by Lessee under the Lease Agreement and the Purchase Agreement. Lessor shall direct (and hereby directs) Lessee to deliver to Agent (or its designee), at its address set forth in the Participation Agreement or at such other address or to such other Person as Agent shall designate, all such payments, and no delivery thereof by Lessee shall be of any force or effect unless made to Agent (or its designee), as herein provided. Lessor and Agent agree that Lessee, in making such payments to Agent pursuant to the directions contained in this Assignment and in reliance on such directions shall be deemed to have satisfied its obligation for such payments under the Lease Agreement.

      8.03. Irrevocability; Supplemental Instruments. Lessor agrees that (a) this Assignment is irrevocable, (b) Lessor will not take any action under the Lease Agreement or the Purchase Agreement or otherwise which is inconsistent with this Assignment, (c) any action, assignment, designation or direction inconsistent herewith shall be void and (d) Lessor will from time to time execute and deliver all instruments of further assurance and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Assignment.

      8.04. Validity. Lessor represents, warrants, covenants and agrees that (a) Lessor has not assigned or executed any assignment of, and will not assign or execute any assignment of, Lessor's estate, right, title or interest in the Lease Agreement or the Purchase Agreement to anyone other than Agent, (b) any such assignment is void, and (c) Lessor has not taken any action that impairs the rights of Agent hereunder.

      8.05. Lessor Remains Liable. The assignment made hereby is made for the purpose of securing the Lessor Obligations only and does not (a) impair or diminish in any way the obligations of Lessor under the Lease Agreement or the Purchase Agreement or (b) obligate Agent (or its designee) or any Participant to perform any of the obligations of Lessor under the Lease Agreement or the Purchase Agreement. This Assignment shall not operate to cause Agent (or its designee) to be regarded as a mortgagee in possession.

      8.06. Effect of Amendments. If the Lease Agreement or the Purchase Agreement shall be amended, it shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto.

      8.07. Absolute Assignment. Lessor has, subject to and in accordance with the terms and conditions of this Assignment, assigned and transferred unto Agent all of Lessor's right, title and interest in and to all Rents and other amounts now or hereafter payable by Lessee under the Lease Agreement and the Purchase Agreement, it being intended to establish an absolute transfer and assignment, subject to and in accordance with the terms and conditions of this Assignment, of all such Rents and other amounts to Agent and not merely to grant a security interest therein. Subject to the Lease Agreement, Agent (or its designee) may, in Lessor's name and stead, operate the Property and rent, lease or let all or any portion of the Property to any party or parties at such rental and upon such terms as Agent (or its designee) shall, in its discretion, determine.

      8.08. Receivers. If, notwithstanding the terms of this Assignment, a petition or order for sequestration of rents, or the appointment of a receiver or some similar judicial action or order is deemed required under applicable California law to allow Agent to continue to collect the Rents and other amounts payable by Lessee under the Lease Agreement or the Purchase Agreement, then it is agreed by Lessor that any proof of claim or similar document filed by Agent in connection with the breach or rejection of the Lease Agreement or the Purchase Agreement by Lessee thereunder or the trustee of any lessee under any federal or state bankruptcy, insolvency or other similar law shall, for the purpose of perfecting Agent's rights, be deemed to constitute action required under such California law. Upon the occurrence and during the continuance of an Event of Default, Lessor hereby consents to the appointment of a receiver for Lessor's interest in the Property without regard to the solvency of Lessor or to the collateral that may be available for the satisfaction of the Lessor Obligations.

SECTION 9. MISCELLANEOUS.

      9.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessor or Agent under this Assignment shall be given as provided in Paragraph
7.01 of the Participation Agreement.

      9.02. Waivers; Amendments. Any term, covenant, agreement or condition of this Assignment may be amended or waived only as provided in the Participation Agreement. No failure or delay by Agent in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

      9.03. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the Lessor Parties and their permitted successors and assigns; provided, however, that the Lessor Parties shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement.

      9.04. No Third Party Rights. Nothing expressed in or to be implied from this Assignment is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Assignment or under or by virtue of any provision herein.

      9.05. Partial Invalidity. If at any time any provision of this Assignment is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Assignment nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

      9.06. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

      9.07. Counterparts. This Assignment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                          [The signature page follows.]

      IN WITNESS WHEREOF, Lessor has caused this Assignment to be executed as of the day and year first above written.

LESSOR:                                LEASE PLAN U.S.A., INC.



                                       By: _____________________________

                                           Name: _______________________

                                           Title: ______________________

STATE OF CALIFORNIA                 )
                                    )        ss
COUNTY OF __________________        )


      On _____________, 1997, before me, ___________________ a Notary Public in and for the State of California, personally appeared , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity on behalf of which the person(s) acted, executed the instrument.



      Witness my hand and official seal.


[SEAL]

                                    EXHIBIT A

                                      LAND

                                    EXHIBIT B

                               LESSEE'S CONSENT TO
              ASSIGNMENT OF LEASE AGREEMENT AND PURCHASE AGREEMENT

                                November 12, 1997

Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
135 So. LaSalle Street, Suite 711
Chicago, IL  60603

ABN AMRO Bank N.V.,
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019

      1.    Reference is made to the following:

            (a) The Participation Agreement, dated as of November 12, 1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in
      Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent");

            (b) The Lease Agreement, dated as of November 12, 1997 (the "Lease Agreement"), between Lessee and Lessor;

            (c) The Purchase Agreement, dated as of November 12, 1997 (the "Purchase Agreement"), between Lessee and Lessor; and

            (d) The Assignment of Lease Agreement and Purchase Agreement, dated as of November 12, 1997 (the "Assignment of Lease"), executed by Lessor in favor of Agent.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

      2.    Consent. Lessee hereby consents to the Assignment of Lease.

      3. Payments. Lessee agrees to pay and deliver to Agent (or its designee) all Rents and other amounts payable by Lessee under the Lease Agreement and the Purchase Agreement in accordance with the terms thereof. Lessee will not, for any reason whatsoever, seek to recover from Agent (or its designee) any moneys paid to Agent (or its designee) by virtue of the Assignment of Lease.

      4. Lessee's Other Agreements. Lessee hereby further agrees with Lessor and Agent as follows:

            (a) Lessee agrees (i) to deliver to Agent (or its designee) and Lessor, at their addresses set forth in the Participation Agreement or at such other addresses as Agent or Lessor, as the case may be, may designate, duplicate originals or copies of all notices, undertakings, demands, statements, documents and other communications which Lessee is required or permitted to deliver pursuant to the Lease Agreement, the Purchase Agreement or the Assignment of Lease; (ii) that any notice delivered or declaration made to Lessee by Agent (or its designee) pursuant to the Lease Agreement or the Purchase Agreement shall be effective as a notice given or declaration made to Lessee by Lessor; (iii) that Agent (or its designee) shall not by reason of the Assignment of Lease be subject to any liability or obligation under the Lease Agreement or the Purchase Agreement except as set forth in the Assignment of Lease; and (iv) that any waiver, consent or approval by Lessor under the Lease Agreement or the Purchase Agreement shall not be valid unless approved in writing by Agent (or its designee).

            (b) Lessee agrees to remain obligated under the Lease Agreement and the Purchase Agreement in accordance with their respective terms, and to take no action to terminate (other than in accordance with the terms thereof), annul, rescind or avoid the Lease Agreement, the Purchase Agreement or this Consent or to abate, reduce, offset, suspend or defer or make any counterclaim or raise any defense (other than the defense of payment to Agent (or its designee)) with respect to the Rents or other amounts payable thereunder or to cease paying such amounts to Agent (or its designee) as provided herein.

            (c) Lessee hereby agrees that upon the occurrence of any Event of Default, Agent (or its designee) shall have the right to deliver a notice of default under the Lease Agreement, which shall be effective for all purposes under the Lease Agreement as if sent by Lessor.

            (d) Lessee shall notify Agent (or its designee) at its address specified in the Participation Agreement, or such other address as Agent may designate, of any default by Lessor under the Lease Agreement and agrees that no such default shall entitle Lessee to terminate (other than in accordance with the terms of the Lease Agreement), annul, rescind or avoid the Lease Agreement or reduce or abate the Rents or other amounts payable thereunder.

      5. Amendment or Termination; Agent's Designation. Lessee agrees that it will not, unilaterally or by agreement, subordinate, amend, supplement, modify, extend (except in accordance with the express terms thereof), discharge, waive or terminate (other than in accordance with the terms thereof) the Lease Agreement, the Purchase Agreement or this Consent without Agent's prior written consent, and that any attempted subordination, amendment, supplement, modification, extension, discharge, waiver or termination in violation of this
Section 5 without such consent shall be null and void. In the event that the Lease Agreement or the Purchase Agreement shall be amended or supplemented as herein permitted, the Lease Agreement or the Purchase Agreement, as so amended or supplemented, shall continue to be subject to the provisions of the Assignment of

Lease and this Consent without the necessity of any further act by any of the parties thereto or hereto.

      6. Continuing Obligations of Lessor and Lessee. Neither the execution and delivery of the Assignment of Lease, nor any action or inaction on the part of Agent shall impair or diminish any obligations of Lessor or Lessee under the Lease Agreement or the Purchase Agreement, and shall not impose on Agent (or its designee) any such obligations, nor shall it impose on Agent (or its designee) a duty to produce Rents or cause Agent to be a mortgagee or pledgee in possession for any purpose. Except as specifically set forth in this Consent, none of the terms of the Assignment of Lease shall impose upon Lessee any greater obligations than those set forth in the Lease Agreement, the Purchase Agreement and the other Operative Documents.

      7. Partial Invalidity. If at any time any provision of this Consent is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Consent nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

      8. Governing Law. This Consent shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, Lessee has executed this Consent on the date set forth above.

      LESSEE:                          KLA-TENCOR CORPORATION



                                       By: _____________________________

                                           Name: _______________________

                                           Title: ______________________

RECORDING REQUESTED BY AND

WHEN RECORDED RETURN TO:

Thomas Y. Coleman, Esq.
Orrick, Herrington & Sutcliffe LLP
Old Federal Reserve Bank Building
400 Sansome Street
San Francisco, California 94111


================================================================================



                          ASSIGNMENT OF LEASE AGREEMENT
                             AND PURCHASE AGREEMENT


                                       BY


                             LEASE PLAN U.S.A., INC.


                                   IN FAVOR OF


                               ABN AMRO BANK N.V.,
                          AS AGENT FOR THE PARTICIPANTS


                                NOVEMBER 12, 1997



================================================================================

                                   EXHIBIT J

                              LESSOR DEED OF TRUST

                           CONSTRUCTION DEED OF TRUST

      THIS CONSTRUCTION DEED OF TRUST dated as of November 12, 1997 (this "Deed of Trust"), is made by LEASE PLAN U.S.A., INC., a Georgia corporation, as trustor ("Lessor"), with an address at 135 South LaSalle Street, Chicago, IL 60603, to SANTA CLARA LAND TITLE COMPANY, as trustee ("Trustee"), in favor of ABN AMRO BANK N.V., with an address at 1325 Avenue of the Americas, 9th Floor, New York, NY 10019, in its capacity as Agent, as beneficiary (in such capacity, "Agent"), under the Participation Agreement, dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement"), among KLA-Tencor Corporation, a Delaware corporation ("Lessee"), Lessor, Agent, and the financial institutions from time to time parties to the Participation Agreement (the "Participants").

SECTION 1. INTERPRETATION.

      1.01. Definitions. Unless otherwise indicated in this Deed of Trust or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Deed of Trust or any other Operative Document, shall have the respective meaning given to that term in such Schedule
1.01 or in the provision of this Deed of Trust or other document, instrument or agreement referenced in such Schedule 1.01. All terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

      1.02. Rules of Construction. Unless otherwise indicated in this Deed of Trust or any other Operative Document, the rules of construction set forth in
Schedule 1.02 to the Participation Agreement shall apply to this Deed of Trust and the other Operative Documents.

SECTION 2. GRANT IN TRUST

      2.01. Property. To secure payment of the Secured Obligations (as defined below), Lessor does hereby GRANT, CONVEY, SELL, TRANSFER, ASSIGN AND SET OVER UNTO TRUSTEE, IN TRUST FOR THE BENEFIT OF AGENT, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, all of Lessor's right, title and interest, whether now owned or hereafter acquired, in or to the following property and rights listed below (such right, title and interest in such property and rights hereinafter collectively referred to as the "Property") to the extent of Lessor's estate, right, title and interest therein, thereto or thereunder:

            (a) All lots, pieces, tracts and parcels of land described in Exhibit A together with such additional parcels of real property as may be added to Exhibit A from time to time during the term hereof (the "Land");

            (b)   All Improvements and Appurtenant Rights;

            (c) All Related Goods (including those described in Exhibit B and in each Exhibit B Supplement), Related Permits and Related Agreements; and

            (d) All accessions and accretions to and replacements and substitutions for the foregoing.

SECTION 3. OBLIGATIONS SECURED

      3.01. Obligations Secured. Lessor makes this grant and assignment for the purpose of securing the following obligations (hereinafter "Secured Obligations"):

            (a) Full and punctual payment, performance and observance by Lessor of the Lessor Obligations; and

            (b) All modifications, extensions and renewals of any of the obligations secured hereby, however evidenced, including, without limitation: (i) modifications of the required payment, deferring or accelerating payment dates wholly or partly; or (ii) amendments, modifications, extensions or renewals of this Deed of Trust, the Participation Agreement or any of the other Operative Documents.

SECTION 4. REPRESENTATIONS, WARRANTIES, COVENANTS AND DUTIES OF THE PARTIES.

      4.01. Representations and Warranties. Lessor represents and warrants to Agent as follows:

            (a) Lessor is the legal and beneficial owner of the Property (or, in the case of after-acquired Property, at the time Lessor acquires rights in the Property, will be the legal and beneficial owner thereof).

            (b) Lessor has not transferred to any other Person any of its right, title or interest in the Property, whether by way of Lien or otherwise.

            (c) Lessor's chief executive office is located at 180 Interstate Parkway North, Atlanta, Georgia 30339.

      4.02. Covenants. Lessor hereby covenants to Agent as follows:

            (a) Lessor shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are necessary or desirable, or which Agent may request, to establish, maintain, preserve, protect and perfect the Property, the Lien granted to Agent therein and the first priority of such Lien or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Property.

            (b) Lessor shall not sell, transfer or assign any of its right, title or interest in the Property to any Person (other than Agent), whether by way of Lien or otherwise.

            (c) Without prompt written notice to Agent, Lessor shall not change Lessor's name or chief executive office.

      4.03. Damages; Insurance and Condemnation Proceeds.

            (a) Lessor shall give Agent prompt written notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof. Agent may participate in any such claims or proceedings, and Agent is hereby authorized, in its own name or in Lessor's name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Lessor shall from time to time deliver to Agent any and all further assignments and other instruments required to permit such participation. The provisions regarding the adjustment of any loss covered by insurance or any condemnation claim or cause of action, and to settlement or compromise of any claim or cause of action in connection therewith provided in this Section 4.03(a) are subject to the adjustment, settlement and compromise provisions set forth in the Lease Agreement. In the event of any conflict, the adjustment, settlement and compromise provisions as provided in the Lease Agreement shall govern.

            (b) The following rights, claims and amounts are hereby absolutely and irrevocably assigned to and shall be paid to Agent: (i) all awards of damages and all other compensation payable directly or indirectly by reason of a condemnation or proposed condemnation for public or private use affecting all or any part of, or any interest in, the Property; (ii) all other claims and awards for damages to or decrease in value of all or any part of, or any interest in, the Property; (iii) all proceeds of any insurance policies payable by reason of loss sustained to all or any part of the Property; and (iv) all interest which may accrue on any of the foregoing (collectively, "Loss Proceeds"). The provisions regarding Loss Proceeds provided in this Section 4.03(b) are subject to the insurance and condemnation provisions set forth in the Lease Agreement. In the event of any conflict, the insurance and condemnation provisions as provided in the Lease Agreement shall govern.

      4.04. Acceptance of Trust; Powers and Duties of Trustee. Trustee accepts this trust when this Deed of Trust is recorded. From time to time upon written request of Agent and presentation of this Deed of Trust, or a certified copy thereof, for endorsement, and without affecting the personal liability of any person for payment of any indebtedness or performance of any Secured Obligation, Trustee may, without liability therefor and without notice: (a) reconvey all or any part of the Property; (b) consent to the making of any map or plat thereof;
(c) join in granting any easement thereon; (d) join in any declaration of covenants and restrictions; or (e) join in any extension agreement or any agreement subordinating the lien or charge hereof. Except as may otherwise be required by applicable law, Trustee or Agent may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trusts hereunder and the enforcement of the rights and remedies available hereunder, and Trustee or Agent may obtain orders or decrees directing or confirming or approving acts in the execution of said trusts and the enforcement of said remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding (including, without limitation, actions in which Lessor, Agent or Trustee shall be a party) unless held or commenced and maintained by Trustee under this Deed of Trust. Trustee shall not be obligated to perform any act required of it hereunder unless the performance of the act is requested in writing and Trustee is reasonably indemnified and held harmless against loss, cost, liability and expense.

      4.05. Substitution of Trustee. From time to time, by a writing signed and acknowledged by Agent and recorded in the Office of the Recorder of the County in which the Property is situated, Agent may appoint another trustee to act in the place and stead of Trustee or any successor. Such writing shall set forth any information required by law. The recordation of such instrument of substitution shall discharge Trustee herein named and shall appoint the new trustee as the trustee hereunder with the same effect as if originally named trustee herein. A writing recorded pursuant to the provisions of this paragraph shall be conclusive proof of the proper substitution of such new trustee.

      4.06. Partial and Full Reconveyance. Agent may release, for such consideration or none, as it may require, any portion of the Property without, as to the remainder of the Property, in any way impairing or affecting the lien, security interest and priority herein provided to the Agent as to any other lien holder or secured party. Further, upon satisfaction in full of the Secured Obligations, or upon Agent's written request, and upon surrender of this Deed of Trust or certified copy thereof and any note, instrument or instruments setting forth all obligations secured hereby to Trustee for cancellation, Trustee shall reconvey, without warranty, the Property or that portion thereof then held hereunder. The recitals of any matters or facts in any reconveyance executed hereunder shall be conclusive proof of the truthfulness thereof. To the extent permitted by law, the reconveyance may describe the grantee as "the person or persons legally entitled thereto." Neither Agent nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance.

      4.07. Releases, Extensions, Modifications and Additional Security. Agent may, from time to time, release any person or entity from liability for the payment or performance of any Secured Obligation, take any action or make any agreement extending the maturity or otherwise altering the terms or increasing the amount of any Secured Obligation, or accept additional security or release all or a portion of the Property and other security for the Secured Obligations. None of the foregoing actions shall release or impair the priority of the lien of this Deed of Trust upon the Property.

SECTION 5. DEFAULT; REMEDIES.

      5.01. Event of Default. The occurrence of any of the following events shall be deemed an event of default ("Event of Default") hereunder:

            (a) The occurrence of an Event of Default as defined in the Lease Agreement; or

            (b) Lessor shall fail to observe, perform or discharge any of Lessor's Obligations, and (i) such failure shall remain uncured for thirty
      (30) days after written notice thereof shall have been given to Lessor by Agent, or (ii) if such failure is of such a nature that it cannot be cured within such thirty (30) day period, Lessor shall fail to commence to cure such failure within such thirty (30) day period or shall fail to diligently prosecute such curative action thereafter.

      5.02. Rights and Remedies. At any time after the occurrence and during the continuance of an Event of Default, Agent and Trustee shall each have all of the following rights and remedies:

            (a) Appointment of a Receiver. To apply to any court of competent jurisdiction for, and obtain appointment of, a receiver for the Property.

            (b) Specific Performance. To bring an action in any court of competent jurisdiction to obtain specific enforcement of any of the covenants or agreements of Lessor in this Deed of Trust or any of the other Operative Documents.

            (c)   Collection of Issues and Profits. To collect Issues and
      Profits.

            (d) Protection of Property. To enter, take possession of, manage and operate all or any part of the Property or take any other actions which it reasonably determines are necessary to protect the Property and the rights and remedies of Agent under this Deed of Trust and the other Operative Documents, including (i) taking and possessing all of Lessor's books and records; (ii) entering into, enforcing, modifying, or canceling subleases on such terms and conditions as Agent may consider proper; (iii) obtaining and evicting tenants; (iv) fixing or modifying sublease rents;
      (v) collecting and receiving any payment of money owing to Lessee; (vi) completing any unfinished Improvements; and/or (vii) contracting for and making repairs and alterations.

            (e) Uniform Commercial Code Remedies. To exercise any or all of the remedies granted to a secured party under the California Uniform Commercial Code.

            (f) Judicial Foreclosure. To bring an action in any court of competent jurisdiction to foreclose the security interest in the Property granted to Agent by this Deed of Trust or any of the other Operative Documents.

            (g) Power of Sale. To cause some or all of the Property, including any Personal Property Collateral, to be sold under a power of sale or otherwise disposed of in any combination and in any manner permitted by applicable Governmental Rules.

                  (i) Sales of Personal Property. Agent may dispose of any Personal Property Collateral separately from the sale of Real Property Collateral, in any manner permitted by Division 9 of the California Uniform Commercial Code, including any public or private sale, or in any manner permitted by any other applicable Governmental Rule. Any proceeds of any such disposition shall not cure any Event of Default or reinstate any Lessor Obligation for purposes of Section 2924c of the California Civil Code. In connection with any such sale or other disposition, Lessor agrees that the following procedures constitute a commercially reasonable sale:

                        (A) Agent shall mail written notice of the sale to Lessor not later than thirty (30) days prior to such sale.

                        (B) Once per week during the three weeks immediately preceding such sale, Agent will publish notice of the sale in a local daily newspaper of general circulation.

                        (C) Upon receipt of any written request, Agent will make the Property available to any bona fide prospective purchaser for inspection during reasonable business hours.

                        (D) Notwithstanding anything to the contrary herein, Agent shall be under no obligation to consummate a sale if, in its judgment, none of the offers received by it equals the fair value of the Property offered for sale.

                        (E) If Agent so requests, Lessor shall assemble all of the Personal Property Collateral and make it available to Agent at the site of the Land. Regardless of any provision of this Deed of Trust or any other Operative Document, Agent shall not be considered to have accepted any property other than cash or immediately available funds in satisfaction of any Lessor Obligation, unless Agent has given express written notice of its election of that remedy in accordance with California Uniform Commercial Code Section 9505.

            The foregoing procedures do not constitute the only procedures that may be commercially reasonable.

                  (ii) Agent's Sales of Real Property or Mixed Collateral. Agent may choose to dispose of some or all of the Property which consists solely of Real Property Collateral in any manner then permitted by applicable Governmental Rules, including without limitation a nonjudicial trustee's sale pursuant to California Civil Code ss.ss. 2924 et seq. In its discretion, Agent may also or alternatively choose to dispose of some or all of the Property, in any combination consisting of both Real Property Collateral and Personal Property Collateral, together in one sale to be held in accordance with the law and procedures applicable to real property, as permitted by Section 9501(4) of the California Uniform Commercial Code. Lessor agrees that such a sale of Personal Property Collateral together with Real Property Collateral constitutes a commercially reasonable sale of the Personal Property Collateral. (For purposes of this power of sale, either a sale of Real Property Collateral alone, or a sale of both Real Property Collateral and Personal Property Collateral together in accordance with California Uniform Commercial Code Section 9501(4), will sometimes be referred to as an "Agent's Sale.")

                        (A) Before any Agent's Sale, Agent shall give such notice of default and election to sell as may then be required by applicable Governmental Rules.

                        (B) When all time periods then legally mandated have expired, and after such notice of sale as may then be legally required has been given, Agent shall sell the property being sold at a public auction to be held at the time and place specified in the notice of sale.

                        (C) Agent shall have no obligation to make demand on Lessor before any Agent's Sale.

                        (D) From time to time in accordance with then applicable law, Agent may postpone any Agent's Sale by public announcement at the time and place noticed for that sale.

                        (E) At any Agent's Sale, Agent shall sell to the highest bidder at public auction for cash in lawful money of the United States.

                        (F)   Agent shall execute and deliver to the
                  purchaser(s) a deed or deeds conveying the Property being sold without any covenant or warranty whatsoever, express or implied. The recitals in any such deed of any matters or facts, including any facts bearing upon the regularity or validity of any Agent's Sale, shall be conclusive proof of their truthfulness. Any such deed shall be conclusive against all Persons as to the facts recited in it.

            (h)   Foreclosure Sales.

                  (i) Single or Multiple. If the Property consists of more than one lot, parcel or item of property, Agent may:

                        (A) Designate the order in which the lots, parcels and/or items shall be sold or disposed of or offered for sale or disposition; and

                        (B) Elect to dispose of the lots, parcels and/or items through a single consolidated sale or disposition to be held or made under the power of sale granted under this Deed of Trust, or in connection with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale; or through two or more such sales or dispositions; or in any other manner Agent may deem to be in its best interests (any such sale or disposition, a "Foreclosure Sale;" any two or more, "Foreclosure Sales").

            If Agent chooses to have more than one Foreclosure Sale, Agent at its option may cause the Foreclosure Sales to be held simultaneously or successively, on the same day, or on such different days and at such different times and in such order as it may deem to be in its best interests. No Foreclosure Sale shall terminate or affect the security interests granted to Agent in the Property by this Deed of Trust on any part of the Property which has not been sold, until all of the Lessor Obligations have been performed in full.

                  (ii) Credit Bids. At any Foreclosure Sale, any Person, Participant or Agent may bid for and acquire the Property or any part of it to the extent permitted by then applicable Governmental Rules. Instead of paying cash for that property, Agent may settle for the purchase price by crediting the sales price of the Property against the Lessor Obligations in any order and proportions as Agent in its sole discretion may choose.

            (i) Other Rights and Remedies. To exercise any other right, power or remedy permitted to it by any applicable Governmental Rule, either by suit in equity or by action at law, or both.

      5.03. Remedies Cumulative. The rights and remedies of Agent under this Deed of Trust and the other Operative Documents are cumulative and may be exercised singularly, successively, or together.

      5.04. No Cure or Waiver. The exercise by Agent of any of its other rights and remedies under this Deed of Trust or any other Operative Document (including the collection of Issues and Profits) shall not constitute a cure or waiver of any Event of Default or nullify the effect of any notice of default or sale, unless and until all Lessor Obligations are performed in full.

      5.05. Exercise of Rights and Remedies. The rights and remedies provided to Agent under this Deed of Trust may be exercised by Agent itself, by a court-appointed receiver or by any other Person appointed by any of the foregoing to act on its behalf. All of the benefits afforded to Agent under this Deed of Trust and the other Operative Documents shall accrue to the benefit of the Participants to the extent provided in Subparagraph 2.02(c) of the Participation Agreement.

SECTION 6. MISCELLANEOUS PROVISIONS

      6.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessor or Agent under this Deed of Trust shall be given as provided in Paragraph
7.01 of the Participation Agreement.

      6.02. Waivers; Amendments. Any term, covenant, agreement or condition of this Deed of Trust may be amended or waived only as provided in the Participation Agreement. No failure or delay by Agent in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

      6.03. Successors and Assigns. This Deed of Trust shall be binding upon and inure to the benefit of the Lessor Parties and their permitted successors and assigns; provided, however, that the Lessor Parties shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement.

      6.04. No Third Party Rights. Nothing expressed in or to be implied from this Deed of Trust is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Deed of Trust or under or by virtue of any provision herein.

      6.05. Partial Invalidity. If at any time any provision of this Deed of Trust is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Deed of Trust nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

      6.06. Governing Law. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

      6.07. Counterparts. This Deed of Trust may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

      6.08. Further Assurances. Lessor shall, upon demand by Agent or Trustee, execute, acknowledge (if appropriate) and deliver any and all documents and instruments and do or cause to be done all further acts reasonably necessary or appropriate to effectuate the provisions hereof.

      6.09. Merger. No merger shall occur as a result of Agent's acquiring any other estate in, or any other lien on, the Property unless Agent consents to a merger in writing.

      6.10. Waiver of Marshalling Rights. Lessor, for itself and for all parties claiming through or under Lessor, and for all parties who may acquire a lien on or interest in the Property, hereby waives all rights to have the Property and/or any other property which is now or later may be security for any Secured Obligation marshalled upon any foreclosure of this Deed of Trust or on a foreclosure of any other security for any of the Secured Obligations.

      6.11. Exhibits. Exhibit A is incorporated into this Deed of Trust by this reference.

      6.12 Subordinate Deed of Trust. This Deed of Trust is junior and subordinate to the Lease Agreement and the Purchase Agreement.

                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, Lessor has caused this Deed of Trust to be executed as of the day and year first above written.

                                       LEASE PLAN U.S.A., INC.,
                                       a Georgia  corporation



                                       By: _____________________________

                                           Name: _______________________

                                           Title: ______________________


                      (ALL SIGNATURES MUST BE ACKNOWLEDGED)

STATE OF CALIFORNIA         )
                            )
COUNTY OF________________   )

      On ___________ ___, 1997 before me, _______________________, a Notary
Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

      WITNESS my hand and official seal.

      [SEAL]



                                            ____________________________________

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF THE LAND

ALL THAT CERTAIN REAL PROPERTY LOCATED IN THE COUNTY OF SANTA CLARA, CALIFORNIA, DESCRIBED AS FOLLOWS:





APN:  __________

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

Thomas Y. Coleman, Esq.
Orrick, Herrington & Sutcliffe LLP
Old Federal Reserve Bank Building
400 Sansome Street
San Francisco, California  94111


--------------------------------------------------------------------------------


                           CONSTRUCTION DEED OF TRUST

                          DATED AS OF NOVEMBER 12, 1997

                                       BY

                            LEASE PLAN U.S.A., INC.,

                              AS TRUSTOR ("LESSOR")

                                       TO

                         SANTA CLARA LAND TITLE COMPANY,

                                   AS TRUSTEE

                               FOR THE BENEFIT OF

                          ABN AMRO BANK N.V., AS AGENT,

                            AS BENEFICIARY ("AGENT")


                        RELATING TO PROPERTY SITUATED IN:

                         SANTA CLARA COUNTY, CALIFORNIA

                                    EXHIBIT K

                           LESSOR SECURITY AGREEMENT

      THIS LESSOR SECURITY AGREEMENT (this "Agreement" herein), dated as of November 12, 1997, is executed by:

            (1)   LEASE PLAN U.S.A., INC., a Georgia corporation ("Lessor"),

                                   in favor of

            (2) ABN AMRO BANK N.V., as agent for the Participants under the Participation Agreement referred to in Recital B below (in such capacity, "Agent").

                                    RECITALS

      A. KLA-Tencor Corporation, a Delaware corporation ("Lessee"), has requested Lessor and the financial institutions which are "Participants" under the Participation Agreement referred to in Recital B below (such financial institutions to be referred to collectively as the "Participants") to provide to Lessee a certain lease facility. Pursuant to such facility:

            (1) Lessor would (a) acquire certain property designated by Lessee (either through purchase or lease), (b) lease to Lessee such property and certain other property currently held by Lessor, (c) appoint Lessee as Lessor's agent to make certain improvements to a portion of such property,
      (d) make advances to finance such improvements and to pay certain related expenses, and (e) grant to Lessee the right to purchase such property; and

            (2)   The Participants would participate in such lease facility by
      (a) funding the purchase prices and other advances to be made by Lessor and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

      B. Pursuant to a Participation Agreement dated of even date herewith (the "Participation Agreement") among Lessee, Lessor, the Participants and Agent, Lessor and the Participants have agreed to provide such lease facility upon the terms and subject to the conditions set forth therein, including, without limitation, the execution and delivery of this Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. INTERPRETATION.

      1.01. Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Agreement or any other Operative Document, shall have the respective meaning given to that term in such Schedule 1.01 or in the provision of this Agreement or other document, instrument or agreement referenced in such Schedule 1.01. All terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

      1.02. Rules of Construction. Unless otherwise indicated in this Agreement or any other Operative Document, the rules of construction set forth in Schedule
1.02 to the Participation Agreement shall apply to this Agreement and the other Operative Documents.

SECTION 2. GRANT OF SECURITY INTEREST.

      2.01. Grant. As security for the Lessor Obligations, Lessor hereby irrevocably and unconditionally pledges and assigns to Agent, for the benefit of the Participants and Agent, and grants to Agent, for the benefit of the Participants and Agent, a security interest in all estate, right, title and interest of Lessor, whether now owned or hereafter acquired, in and to the following property (such estate, right, title and interest in such property herein, collectively and severally, the "Lessor Collateral"):

            (a) Operative Documents. The Participation Agreement, the Construction Agency Agreement, the Purchase Agreement, the Lessee Security Documents and all other Operative Documents (other than the Lease Agreement); all exhibits, schedules and other attachments thereto; and all documents, instruments or agreements issued or executed in replacement thereof; each as amended, modified and supplemented from time to time and in effect at any given time;

            (b) Collateral. All Collateral for the Lessee Obligations under the Operative Documents; and

            (c) Proceeds. All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Lessor Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Lessor Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Lessor Collateral).

SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR.

      3.01. Representations and Warranties. Lessor represents and warrants to Agent and the Participants as follows:

            (a) Lessor is the legal and beneficial owner of the Lessor Collateral (or, in the case of after-acquired Lessor Collateral, at the time Lessor acquires rights in the Lessor Collateral, will be the legal and beneficial owner thereof).

            (b) Lessor has not transferred to any other Person any of its right, title or interest in the Lessor Collateral, whether by way of Lien or otherwise.

            (c) Lessor's chief executive office is located at 180 Interstate Parkway North, Atlanta, Georgia 30339.

      3.02. Covenants. Lessor hereby covenants to Agent and the Participants as follows:

            (a) Lessor shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are necessary or desirable, or which Agent may request, to establish, maintain, preserve, protect and perfect the Lessor Collateral, the Lien granted to Agent therein and the first priority of such Lien or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Lessor Collateral.

            (b) Lessor shall not sell, transfer or assign any of its right, title or interest in the Lessor Collateral to any Person (other than Agent), whether by way of Lien or otherwise.

            (c) Without prompt written notice to Agent, Lessor shall not change Lessor's name or chief executive office.

SECTION 4. RIGHTS AND REMEDIES OF AGENT.

      4.01. Authorized Action by Agent. Lessor hereby irrevocably appoints Agent as its attorney-in-fact and agrees that Agent may perform (but Agent shall not be obligated to and shall incur no liability to Lessor or any third party for failure so to do) any act which Lessor is obligated by this Agreement to perform, and to exercise such rights and powers as Lessor might exercise with respect to the Lessor Collateral, including, without limitation, the right to
(a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Lessor Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Lessor Collateral; (c) insure, process, preserve and enforce the Lessor Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Lessor Collateral; (e) pay any Indebtedness of Lessor relating to the Lessor Collateral; and (f) execute UCC financing statements. Lessor agrees that such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Lessor Collateral when in Agent's possession; provided, however, that Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Lessor Obligations or with respect to the Lessor Collateral.

      4.02. Other Rights and Remedies Upon Default. In addition to all other rights and remedies granted to Agent by this Agreement and the other Operative Documents, the UCC and other applicable Governmental Rules, Agent may, if Lessor fails to perform any of the Lessor Obligations, exercise any one or more of the following rights and remedies: (a) collect, receive, appropriate or realize upon the Lessor Collateral or otherwise foreclose or enforce Agent's security interests in any or all Lessor Collateral in any manner permitted by applicable Governmental Rules or in this Security Agreement; (b) notify Lessee to make any or all payments to be made by Lessee under the Operative Documents to Agent; (c) sell or otherwise dispose of any or all Lessor Collateral at one or more public or private sales, whether or not such Lessor Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Agent may determine; (d) require Lessor to assemble the Lessor Collateral and make it available to Agent at a place to be designated by Agent; and (e) prior to the disposition of the Lessor Collateral, store, process, repair or recondition any Lessor Collateral consisting of goods, perform any obligations and enforce any rights of Lessor under any Operative Documents or otherwise prepare and preserve Lessor Collateral for disposition in any manner and to the extent Agent deems appropriate. In any case where notice of any sale or disposition of any Lessor Collateral is required, Lessor hereby agrees that thirty (30) days notice of such sale or disposition is reasonable.

SECTION 5. MISCELLANEOUS.

      5.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessor or Agent under this Agreement shall be given as provided in Paragraph
7.01 of the Participation Agreement.

      5.02. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived only as provided in the Participation Agreement. No failure or delay by Agent in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

      5.03. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Lessor Parties and their permitted successors and assigns; provided, however, that the Lessor Parties shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement.

      5.04. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

      5.05. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

      5.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

      5.07. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

      IN WITNESS WHEREOF, Lessor has caused this Agreement to be executed as of the day and year first above written.

LESSOR:                                LEASE PLAN U.S.A., INC.



                                       By: _____________________________

                                           Name: _______________________

                                           Title: ______________________

                                                                  EXECUTION COPY


================================================================================



                            LESSOR SECURITY AGREEMENT

                                       BY

                             LEASE PLAN U.S.A., INC.

                                   IN FAVOR OF

                               ABN AMRO BANK N.V.,

                                    AS AGENT

                                NOVEMBER 12, 1997


================================================================================

                                    EXHIBIT L

                              ASSIGNMENT AGREEMENT


      THIS ASSIGNMENT AGREEMENT, dated as of the date set forth at the top of Attachment 1 hereto, by and among:

                  (1) The party designated under item A of Attachment I hereto as the Assignor Participant ("Assignor Participant"); and

                  (2) Each party designated under item B of Attachment I hereto as an Assignee Participant (individually, an "Assignee Participant").


                                    RECITALS

      A. Assignor Participant is one of the "Participants" in a Participation Agreement dated as of November 12, 1997, among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), Assignor Participant and the other institutions parties thereto as "Participants" (collectively, the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"). (Such Participation Agreement, as amended, supplemented or otherwise modified in accordance with its terms from time to time to be referred to herein as the "Participation Agreement").

      B. Assignor Participant wishes to sell, and each Assignee Participant wishes to purchase, all or a portion of Assignor Participant's rights under the Participation Agreement pursuant to Subparagraph 7.05(b) of the Participation Agreement.


                                    AGREEMENT

      Now, therefore, the parties hereto hereby agree as follows:

      1. Definitions. Except as otherwise defined in this Assignment Agreement, all capitalized terms used herein and defined in the Participation Agreement have the respective meanings given to those terms in the Participation Agreement.

      2. Sale and Assignment. Subject to the terms and conditions of this Assignment Agreement, Assignor Participant hereby agrees to sell, assign and delegate to each Assignee Participant and each Assignee Participant hereby agrees to purchase, accept and assume the rights, obligations and duties of a Participant under the Participation Agreement and the other Operative Documents equal to the Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share set forth under the captions "Tranche Percentages and Proportionate Shares Assigned" opposite such Assignee Participant's name on Part A of Attachment I hereto. Such sale, assignment and delegation shall become effective on the date designated in Part C of Attachment I hereto (the "Assignment Effective Date"), which date shall be, unless Agent shall otherwise consent, at least five (5) Business Days after the date following the date counterparts of this Assignment Agreement are delivered to Agent in accordance with Paragraph 3 hereof.

      3. Assignment Effective Notice. Upon (a) receipt by Agent of five (5) counterparts of this Assignment Agreement (to each of which is attached a fully completed Attachment 1), each of which has been executed by Assignor Participant and each Assignee Participant (and, to the extent required by clause (i) of Subparagraph 7.05(b) of the Participation Agreement, by Lessor, Lessee and Agent) and (b) payment to Agent of the registration and processing fee specified in clause (iii) of Subparagraph 7.05(b) of the Participation Agreement, Agent will transmit to Lessor, Lessee, Assignor Participant and each Assignee Participant an Assignment Effective Notice substantially in the form of Attachment 2 hereto, fully completed (an "Assignment Effective Notice").

      4. Assignment Effective Date. At or before 12:00 noon (local time of Assignor Participant) on the Assignment Effective Date, each Assignee Participant shall pay to Assignor Participant, in immediately available or same day funds, an amount equal to the purchase price, as agreed between Assignor Participant and such Assignee Participant (the "Assignment Purchase Price"), for the respective Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share purchased by such Assignee Participant hereunder. Effective upon receipt by Assignor Participant of the Assignment Purchase Price payable by each Assignee Participant, the sale, assignment and delegation to such Assignee Participant of such Proportionate Share as described in Paragraph 2 hereof shall become effective.

      5. Payments After the Assignment Effective Date. Assignor Participant and each Assignee Participant hereby agree that Agent shall, and hereby authorize and direct Agent to, allocate amounts payable under the Participation Agreement and the other Operative Documents as follows:

            (a) All payments applied to reduce the Outstanding Lease Amount after the Assignment Effective Date with respect to each Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share assigned to an Assignee Participant pursuant to this Assignment Agreement shall be payable to such Assignee Participant.

            (b) All Base Rent, interest, fees and other amounts accrued after the Assignment Effective Date with respect to each Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share assigned to an Assignee Participant pursuant to this Assignment Agreement shall be payable to such Assignee Participant.

Assignor Participant and each Assignee Participant shall make any separate arrangements between themselves which they deem appropriate with respect to payments between them of amounts paid under the Operative Documents on account of the Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share assigned to such Assignee Participant, and neither Agent nor Lessee shall have any responsibility to effect or carry out such separate arrangements.

      6. Delivery of Copies of Operative Documents. Concurrently with the execution and delivery hereof, Assignor Participant will provide to each Assignee Participant (if it is not already a party to the Participation Agreement) conformed copies of all documents delivered to Assignor Participant on or prior to the Closing Date in satisfaction of the conditions precedent set forth in the Participation Agreement.

      7. Further Assurances. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

      8. Further Representations, Warranties and Covenants. Assignor Participant and each Assignee Participant further represent and warrant to and covenant with each other, Lessor, Agent and the other Participants as follows:

            (a) Other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, Assignor Participant makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Participation Agreement or the other Operative Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Participation Agreement or the other Operative Documents furnished or the Collateral or any security interest therein.

            (b) Assignor Participant makes no representation or warranty and assumes no responsibility with respect to the financial condition of Lessee or any of its obligations under the Participation Agreement or any other Operative Documents.

            (c) Each Assignee Participant confirms that it has received a copy of the Participation Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement.

            (d) Each Assignee Participant will, independently and without reliance upon Lessor, Agent, Assignor Participant or any other Participant and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Participation Agreement and the other Operative Documents.

            (e) Each Assignee Participant appoints and authorizes Agent to take such action as Agent on its behalf and to exercise such powers under the Participation Agreement and the other Operative Documents as Agent is authorized to exercise by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section VI of the Participation Agreement.

            (f) Each Assignee Participant (i) affirms that each of the representations and warranties set forth in Paragraph 4.03 of the Participation Agreement is true and correct with respect to such Participant and (ii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Participation Agreement and the other Operative Documents are required to be performed by it as a Participant.

            (g) Each Assignee Participant represents and warrants that, as of the date hereof, it would not have any basis for demanding any payment under Subparagraph 2.12(c) or Subparagraph 2.12(d) of the Participation Agreement or, to its knowledge, under Subparagraph 2.13(a) of the Participation Agreement.

            (h) Part B of Attachment 1 hereto sets forth administrative information with respect to each Assignee Participant.

      9. Effect of this Assignment Agreement. On and after the Assignment Effective Date, (a) each Assignee Participant shall be a Participant with a Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share as set forth under the caption "Tranche Percentages and Proportionate Share After Assignment" opposite such Assignee Participant's name in Part A of Attachment 1 hereto and shall have the rights, duties and obligations of such a Participant under the Participation Agreement and the other Operative Documents and (b) Assignor Participant shall be a Participant with a Tranche A Percentage, Tranche B Percentage, Tranche C Percentage and Proportionate Share as set forth under the caption "Tranche Percentages and Proportionate Share After Assignment" opposite Assignor Participant's name in Part A of Attachment 1 hereto and shall have the rights, duties and obligations of such a Participant under the Participation Agreement and the other Operative Documents, or, if the Proportionate Share of Assignor Participant has been reduced to zero, Assignor Participant shall cease to be a Participant and shall have no further obligation to fund any portion of any Advance.

      10. Miscellaneous. This Assignment Agreement shall be governed by, and construed in accordance with, the laws of the State of California. Paragraph headings in this Assignment Agreement are for convenience of reference only and are not part of the substance hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers as of the date set forth in Attachment 1 hereto.



                                       ______________________________, as
                                       Assignor Participant

                                       By: ________________________________
                                           Name: __________________________
                                           Title: _________________________

                                       ____________________________, as an
                                       Assignee Participant

                                       By: ________________________________
                                           Name: __________________________
                                           Title: _________________________

                                       ____________________________, as an
                                       Assignee Participant

                                       By: ________________________________
                                           Name: __________________________
                                           Title: _________________________

                                       ____________________________, as an
                                       Assignee Participant

                                       By: ________________________________
                                           Name: __________________________
                                           Title: _________________________

CONSENTED TO AND ACKNOWLEDGED BY:

______________________________
as Lessee

By: ________________________________
    Name: __________________________
    Title: _________________________


______________________________,
as Agent

By: ________________________________
    Name: __________________________
    Title: _________________________


______________________________,
As Lessor

By: ________________________________
    Name: __________________________
    Title: _________________________


ACCEPTED FOR RECORDATION IN REGISTER:

______________________________,
As Agent

By: ________________________________
    Name: __________________________
    Title: _________________________

                                  ATTACHMENT 1

                            TO ASSIGNMENT AGREEMENT

                                     PART A

                                                     Tranche Percentages and
                                                  Proportionate Shares Assigned
                             ------------------------------------------------------------------------
                               Tranche A          Tranche B           Tranche C         Proportionate
                              Percentage          Percentage          Percentage            Share
                              ----------          ----------          ----------        -------------
Assignor Participant:
_________                    __. _______%        __. _______%        __. _______%        __. _______%
_________                    __. _______%        __. _______%        __. _______%        __. _______%
_________                    __. _______%        __. _______%        __. _______%        __. _______%
Assignee Participants:
_________                    __. _______%        __. _______%        __. _______%        __. _______%
_________                    __. _______%        __. _______%        __. _______%        __. _______%
_________                    __. _______%        __. _______%        __. _______%        __. _______%
_________                    __. _______%        __. _______%        __. _______%        __. _______%


                                                     Tranche Percentages and
                                              Proportionate Shares After Assignment
                             -------------------------------------------------------------------------------
                              Tranche A            Tranche B             Tranche C            Proportionate
                              Percentage           Percentage           Percentage                Share
                              ----------           ----------           ----------            -------------
Assignor Participant:
_________                    __. _______%          __. _______%        __. ________%           __. ________%
_________                    __. _______%          __. _______%        __. ________%           __. ________%
_________                    __. _______%          __. _______%        __. ________%           __. ________%
Assignee Participants:
_________                    __. _______%          __. _______%        __. ________%           __. ________%
_________                    __. _______%          __. _______%        __. ________%           __. ________%
_________                    __. _______%          __. _______%        __. ________%           __. ________%
_________                    __. _______%          __. _______%        __. ________%           __. ________%


                                     L(1)-1

                                     PART B



     [Assignee Participant]
--------------------------------

Applicable Participating Office:


___________________________
Address for notices:



Telephone No: __________________
Telecopier No: _________________
Wiring Instructions:



     [Assignee Participant]
--------------------------------

Applicable Participating Office:



___________________________
Address for notices:



Telephone No: __________________
Telecopier No: _________________
Wiring Instructions:


                                     L(1)-2

                  PART C

ASSIGNMENT EFFECTIVE DATE  ________, ____


                                     L(1)-3

                                  ATTACHMENT 2

                             TO ASSIGNMENT AGREEMENT

                                     FORM OF

                           ASSIGNMENT EFFECTIVE NOTICE


      Reference is made to the Participation Agreement, dated as of November 12, 1997, among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions parties thereto as "Participants" (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"). Agent hereby acknowledges receipt of five executed counterparts of a completed Assignment Agreement, a copy of which is attached hereto. [Note: Attach copy of Assignment Agreement.] Terms defined in such Assignment Agreement are used herein as therein defined.

      1. Pursuant to such Assignment Agreement, you are advised that the Assignment Effective Date will be __________.

      2. Pursuant to such Assignment Agreement, each Assignee Participant is required to pay its Purchase Price to Assignor Participant at or before 12:00 Noon on the Assignment Effective Date in immediately available funds.

                                       Very truly yours,

                                       ABN AMRO Bank N.V.,
                                       as Agent

                                       By: _____________________________
                                           Name: _______________________
                                           Title: ______________________


                                     L(2)-1

                                    EXHIBIT M

                         TRACT 3 GROUND LEASE AGREEMENT

                           FIRST AMENDED AND RESTATED
                             GROUND LEASE AGREEMENT


      THIS FIRST AMENDED AND RESTATED GROUND LEASE AGREEMENT (this "Ground Lease" herein), dated as of November 12, 1997, is entered into by and between:

            (1) KLA-TENCOR CORPORATION, a Delaware corporation ("Ground Lessor"); and

            (2)   LEASE PLAN U.S.A., INC., a Georgia corporation ("Ground
      Lessee").


                                    RECITALS

      A. Ground Lessor has requested Ground Lessee and the financial institutions which are "Participants" under the Participation Agreement referred to in Recital B below (such financial institutions to be referred to collectively as the "Participants") to provide to Ground Lessor a certain lease facility. Pursuant to such facility:

            (1) Ground Lessee would (a) acquire certain property designated by Ground Lessor (either through purchase or lease), (b) lease to Ground Lessor such property and certain other property currently held by Ground Lessee, (c) appoint Ground Lessor as Ground Lessee's agent to make certain improvements to a portion of such property, (d) make advances to finance such improvements and to pay certain related expenses, and (e) grant to Ground Lessor the right to purchase such property; and

            (2)   The Participants would participate in such lease facility by
      (a) funding the purchase prices and other advances to be made by Ground Lessee and (b) acquiring participation interests in the rental and certain other payments to be made by Ground Lessor.

      B. Pursuant to a Participation Agreement dated of even date herewith (the "Participation Agreement") among Ground Lessor, Ground Lessee, the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"), Ground Lessee and the Participants have agreed to provide such lease facility upon the terms and subject to the conditions set forth therein, including without limitation the execution and delivery of this Ground Lease.

      C. Ground Lessor is the owner of certain real property located in the City of San Jose, County of Santa Clara, State of California, commonly know as 160 Rio Robles, San Jose, California, which real property (the "Land") is more fully described in Exhibit A.

      D. Ground Lessor, formerly known as KLA Instruments Corporation, a Delaware corporation, and BNP Leasing Corporation, a Delaware corporation, previously entered into that certain Ground Lease Agreement effective as of June 5, 1995, with respect to the Land (the "Original Lease").

      E. BNP Leasing Corporation, a Delaware corporation, has assigned its interest under the Original Lease to Ground Lessee by that certain Assignment of Ground Lease, dated as of the date hereof.

      F. Ground Lessor and Ground Lessee now desire to amend and restate the Original Lease in its entirety, as more fully set forth herein.


                                    AGREEMENT

            NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 10. INTERPRETATION.

      10.01. Definitions. Unless otherwise indicated in this Ground Lease, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Ground Lease, shall have the respective meaning given to that term in such
Schedule 1.01 or in the provision of this Ground Lease or other document, instrument or agreement referenced in such Schedule 1.01.

      10.02. Rules of Construction. Unless otherwise indicated in this Ground Lease, the rules of construction set forth in Schedule 1.02 to the Participation Agreement shall apply to this Ground Lease.

SECTION 11. BASIC PROVISIONS.

      11.01. Lease of the Property. Ground Lessor agrees to lease to Ground Lessee and Ground Lessee agrees to lease from Ground Lessor the following property, if any (the "Leased Property"), to the extent of Ground Lessor's estate, right, title and interest therein, thereto or thereunder:

            (a) All lots, pieces, tracts and parcels of the Land together with such additional parcels of real property as may be added to the Land from time to time during the term hereof;

            (b)   All Improvements now or hereafter located on the Land;

            (c) All Appurtenant Rights belonging, relating or pertaining to any of the Land or Improvements;

            (d) All Related Goods, Related Permits and Related Agreements related to any of the foregoing Land, Improvements or Appurtenant Rights; and

            (e) All accessions and accretions to and replacements and substitutions for the foregoing.

      11.02. Term. The term of this Ground Lease (herein called the "Term") shall commence on and include the effective date hereof and end on November 1, 2031. However, subject to the prior approval of any lender or other beneficiary of a Leasehold Mortgage (defined below) (a "Leasehold Mortgagee"), Ground Lessee shall have the right to terminate this Ground Lease by giving notice to Ground Lessor stating that Ground Lessee unequivocally elects to terminate effective as of a date specified in such notice which may be any date more than thirty days after the notice and after the expiration or termination of the Lease Agreement pursuant to its terms. Further, Ground Lessor shall have an option (the "Ground Lessor's Termination Option") to terminate this Ground Lease on and subject to the following terms and conditions:

            (a) To exercise the Ground Lessor's Termination Option, Ground Lessor must provide Ground Lessee with an unconditional notice thereof (the "Ground Lessor's Termination Notice") which specifies a date (the "Qualifying Termination Date"), which date shall coincide with Ground Lessor or an Assignee Purchaser's purchase of the Leased Property pursuant to Section 2 of the Purchase Agreement, as the effective date of the termination of this Ground Lease and which sets forth Ground Lessor's calculation of the Outstanding Lease Amount as of such date. Any notice specifying or purporting to establish an effective date of termination which is not a Qualifying Termination Date shall not be effective as a Ground Lessor's Termination Notice hereunder. Any Ground Lessor's Termination Notice will be irrevocable.

            (b) After giving any Ground Lessor's Termination Notice, Ground Lessor must on or before the effective date of the termination specified therein, pay to Ground Lessee in good funds the Outstanding Lease Amount. Ground Lessor's payment of the Outstanding Lease Amount shall be a condition precedent to the effectiveness of any early termination of this Ground Lease by Ground Lessor. Time is of the essence as to such payment.

            (c) At any time after the Expiration Date of the Lease Agreement, Ground Lessee may provide a notice to Ground Lessor (a "FOCB Notice") explaining that, unless Ground Lessor provides a Ground Lessor's Termination Notice within thirty days after the FOCB Notice is sent in accordance with the notice provisions hereof, the Ground Lessor's Termination Option will expire. Unless Ground Lessor does in fact provide an effective Ground Lessor's Termination Notice within thirty days after any such FOCB Notice is sent to Ground Lessor by Ground Lessee in accordance with the notice provisions hereof, the Ground Lessor's Termination Option will expire. Time is of the essence as to the giving of any Ground Lessor's Termination Notice required to prevent an expiration of the Ground Lessor's Termination Option; however, if during the thirty day period specified above in this subparagraph Ground Lessor is delayed in providing any Ground Lessor's Termination Notice because of any automatic stay or similar restraint imposed in any bankruptcy or insolvency proceedings wherein Ground Lessee is the debtor, then such thirty day period will be extended by a time equal to such delay.

            (d) Notwithstanding the foregoing, if Ground Lessor loses its rights to acquire Ground Lessee's interest in the Leased Property under the Purchase Agreement before the effective date of any termination of this Ground Lease, and if Ground Lessor would not have lost such right but for Ground Lessor's failure to cure a breach by Ground Lessor of the Purchase

      Agreement within any applicable grace period provided therein, then Ground Lessor shall no longer have any right whatsoever to terminate this Ground Lease pursuant to this Paragraph 2.02, and any prior Ground Lessor's Termination Notice given by Ground Lessor shall become ineffective for purposes of this Ground Lease.

      11.03. Rent. Ground Lessee has paid to Ground Lessor the sum of Ten and no/100 dollars ($10.00) as prepaid rent for the period beginning on the effective date and ending on October 31, 2002. The receipt and sufficiency of such prepaid rent is hereby acknowledged by Ground Lessor. On each anniversary of the first Business Day of November, 2002 (the "Rent Commencement Date"), Ground Lessee shall pay Ground Lessor an annual installment of rent in arrears (herein called "Rent"), in currency that at the time of payment is legal tender for public and private debts in the United States of America. Each such installment of Rent shall equal the annual fair rental value of unimproved land of equivalent size and location to the Land, without considering any value added by the Improvements, as determined in accordance with Exhibit B (the "Fair Rental Value").

      11.04. Receipt and Application of Insurance and Condemnation Proceeds. All insurance and condemnation proceeds payable with respect to any damage to or taking of the Leased Property shall be payable to and become the property of the Ground Lessee; provided, however, Ground Lessor shall be entitled to receive condemnation proceeds awarded for the value of Ground Lessor's remainder interest in the Land exclusive of the Improvements. Ground Lessee is authorized to take all action necessary on behalf of both Ground Lessee and Ground Lessor to collect insurance and condemnation proceeds.

      11.05. No Lease Termination. Except as expressly provided herein, this Ground Lease shall not terminate, nor shall Ground Lessor have any right to terminate this Ground Lease nor shall the obligations of Ground Lessor under this Ground Lease be excused, for any reason whatsoever, including without limitation any of the following: (i) any damage to or the destruction of all or any part of the Leased Property from whatever cause, (ii) the taking of the Leased Property or any portion thereof by eminent domain or otherwise for any reason, (iii) any default on the part of the Ground Lessee under this Ground Lease or under any other agreement to which Ground Lessor and Ground Lessee are parties, (iv) any other cause whether similar or dissimilar to the foregoing, any existing or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of Ground Lessor hereunder shall be separate and independent of the covenants and agreements of Ground Lessee. However, nothing in this Paragraph 2.05 shall be construed as a waiver by Ground Lessor of any right Ground Lessor may have at law or in equity to recover monetary damages for any default under this Ground Lease.

      11.06. Purchase Agreement and Lease Agreement. Nothing contained in this Ground Lease shall limit, modify or otherwise affect any of Ground Lessor's or Ground Lessee's respective rights and obligations under the Purchase Agreement or Lease Agreement, which rights and obligations are intended to be separate, independent and in addition to, and not in lieu of, the obligations established by this Ground Lease; provided, however, that if Ground Lessor exercises the Ground Lessor's Termination Option, Ground Lessee shall have no further obligations under the Purchase Agreement or the Lease Agreement. In the event of any inconsistency between the terms and provisions of the Purchase Agreement or Lease Agreement and the terms and provisions of this Ground Lease, the terms and provisions of the Purchase Agreement or Lease Agreement (as the case may be) shall control.

      11.07. Use of Leased Property. Subject to the encumbrances and other matters affecting the Leased Property that are set forth in Exhibit C attached hereto and made a part hereof (the "Permitted Encumbrances") and the terms hereof, Ground Lessee may use and occupy the Leased Property for any lawful purpose. If a use of the Leased Property by Ground Lessee for any lawful purpose or any new Improvements or removal or modifications of Improvements proposed by Ground Lessee would violate any Permitted Encumbrance unless Ground Lessor, as an owner of adjacent property or otherwise, gave its consent or approval thereto or agreed to join in a modification of such Permitted Encumbrance, then Ground Lessor shall give such consent or approval or join in such modification. Further, Ground Lessor's obligation under the preceding sentence shall be binding upon any successor or assign of Ground Lessor with respect to the Permitted Encumbrances. In any event, Ground Lessee may at any time during the Term remove the Improvements from the Leased Property without the consent of Ground Lessor and without obligation to compensate Ground Lessor or construct other Improvements on the Land.

      11.08. Assignment and Subletting. Ground Lessor's consent shall not be required for any assignment or subletting by Ground Lessee.

      11.09. Estoppel Certificate. Ground Lessor shall from time to time, within ten days after receipt of written request by Ground Lessee, deliver a statement in writing certifying:

            (a) that this Ground Lease is unmodified and in full force and effect (or if modified that this Ground Lease as so modified is in full force and effect);

            (b) that to the knowledge of Ground Lessor, Ground Lessee has not previously assigned or hypothecated its rights or interests under this Ground Lease, except as is described in such statement with as much specificity as Ground Lessor is able to provide;

            (c) the term of this Ground Lease and the Rent and any additional charges;

            (d) that Ground Lessee is not in default under any provision of this Ground Lease (or if in default, the nature thereof in detail) and a statement as to any outstanding obligations on the part of Ground Lessor or Ground Lessee; and

            (e)   such other matters as are requested by Ground Lessee.


GROUND LESSOR'S FAILURE TO DELIVER SUCH STATEMENT WITHIN SUCH TIME SHALL BE CONCLUSIVE UPON GROUND LESSEE (i) THAT THIS GROUND LEASE IS IN FULL FORCE AND EFFECT, WITHOUT MODIFICATION EXCEPT AS MAY BE REPRESENTED BY GROUND LESSEE, (ii) THAT THERE ARE NO UNCURED DEFAULTS IN GROUND LESSEE'S PERFORMANCE HEREUNDER.

      11.10. Leasehold Mortgages.

            (a) By any mortgage, deed of trust, security agreement or assignment executed by Ground Lessee to secure an obligation to repay borrowed money or other voluntary obligations, which covers Ground Lessee's leasehold estate hereunder or any part thereof or any rents or other charges to be paid to Ground Lessee pursuant to any sublease (a "Leasehold Mortgage"), Ground Lessee may encumber Ground Lessee's leasehold estate in the Leased Property created by this Ground Lease, as well as Ground Lessee's rights and interests in buildings, fixtures, equipment and improvements situated thereon and rents, issues, profits, revenues and other income to be derived by Ground Lessee therefrom. However, so long as the Lease Agreement remains in effect, any Leasehold Mortgage will be permitted hereunder only if permitted pursuant to the Lease Agreement.

            (b) Any Leasehold Mortgagee or other party, including any corporation formed by a Leasehold Mortgagee, may become the legal owner and holder of the leasehold estate created by this Ground Lease, and of the improvements, equipment, fixtures and other property assigned as additional security pursuant to a Leasehold Mortgage, by foreclosure of a Leasehold Mortgage or as a result of the assignment or conveyance in lieu of foreclosure. Further, any such Leasehold Mortgagee or other party may itself, after becoming the legal owner and holder of the leasehold estate created by this Ground Lease, or of any improvements, equipment, fixtures and other property assigned as additional security pursuant to a Leasehold Mortgage, convey or pledge the same without the consent of Ground Lessor.

            (c) Ground Lessor shall serve notice of any default by Ground Lessee hereunder upon any Leasehold Mortgagee. No notice of a default by Ground Lessee shall be deemed effective until it is so served. Any Leasehold Mortgagee shall have the right to correct or cure any such default within the same period of time after receipt of such notice as is given to Ground Lessee under this Ground Lease to correct or cure defaults, plus an additional period of thirty days thereafter. Ground Lessor will accept performance by any Leasehold Mortgagee of any covenant, condition or agreement on Ground Lessee's part to be performed hereunder with the same force and effect as though performed by Ground Lessee.

            (d) If this Ground Lease should terminate by reason of a disaffirmance or rejection of this Ground Lease by Ground Lessee or any receiver, liquidator or trustee for the property of Ground Lessee, or by any department of the city, state or federal government which had taken possession of the business or property of Ground Lessee by reason of the insolvency or alleged insolvency of Ground Lessee, then:

                  (i) Ground Lessor shall give notice thereof to each Leasehold Mortgagee; and upon request of any Leasehold Mortgagee made within sixty days after Ground Lessor has given such notice, Ground Lessor shall enter into a new ground lease of the Leased Property with such Leasehold Mortgagee for the remainder of the Term, at the same Rent and on the same terms and conditions as contained in this Ground Lease.

                  (ii) In connection with any such new ground lease, Ground Lessor shall also convey to the Leasehold Mortgagee by quitclaim deed any interest of Ground Lessor in and to the Improvements included in the Leased Property.

                  (iii) The estate of the Leasehold Mortgagee, as lessee under the new lease, shall have priority equal to the estate of Ground Lessee hereunder. That is, there shall be no charge, lien or burden upon the Leased Property prior to or superior to the estate granted by such new lease which was not prior to or superior to the estate of Ground Lessee under this Ground Lease as of the date immediately preceding the termination of this Ground Lease. To the extent that the Lease Agreement and or the Purchase Agreement are in effect at the time of execution of such new ground lease, such new ground lease shall be made subject to the Lease Agreement and the Purchase Agreement.

                  (iv) Notwithstanding the foregoing, if Ground Lessor shall receive requests to enter into a new ground lease from more than one Leasehold Mortgagee, Ground Lessor shall be required to enter into only one new ground lease, and the new ground lease shall be to the requesting Leasehold Mortgagee who holds the highest priority lien or interest in the Ground Lessee's leasehold estate in the Land. If the liens or security interests of two or more such requesting Leasehold Mortgagees which shared the highest priority just prior to the termination of this Ground Lease, the new ground lease shall name all such Leasehold Mortgagees as co-tenants thereunder.

            (e) If the Ground Lessee has agreed with any Leasehold Mortgagee that such Leasehold Mortgagee's consent will be required to any modification or early termination of this Ground Lease by Ground Lessee, and if Ground Lessor has been notified of such agreement, such consent will be required.

            (f) No Leasehold Mortgagee will assume any liability under this Ground Lease either by virtue of its Leasehold Mortgage or by any subsequent receipt or collection of rents or profits generated from the Leased Property, unless and until the Leasehold Mortgagee acquires Ground Lessee's leasehold estate in the Leased Property at foreclosure or by deed in lieu of foreclosure.

            (g) Although the foregoing provisions concerning Leasehold Mortgages and Leasehold Mortgagees will be self operative, Ground Lessor agrees to include, in addition to the items specified in Paragraph 2.09, confirmation of the foregoing in any statement provided to a Leasehold Mortgagee or prospective Leasehold Mortgagee pursuant to Paragraph 2.09.

SECTION 12. OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR. Ground Lessor represents, warrants and covenants as follows:

      12.01. Title. Ground Lessor holds good and marketable title to the Land, free and clear of all liens and encumbrances, other than the Permitted Encumbrances.

      12.02. No Default or Violation. The execution, delivery and performance by Ground Lessor of this Ground Lease does not and will not constitute a breach or default under any other material agreement or contract to which Ground Lessor is a party or by which Ground Lessor is bound or which affects the Leased Property, and does not violate or contravene any law, order, decree, rule or regulation to which Ground Lessor is subject, and such execution, delivery and performance by Ground Lessor will not result in the creation or imposition of (or the obligation to create or impose) any lien, charge or encumbrance on, or security interest in, Ground Lessor's property pursuant to the provisions of any of the foregoing.

      12.03. No Suits. There are no judicial or administrative actions, suits, proceedings or investigations pending or, to Ground Lessor's knowledge, threatened that will adversely affect the Leased Property or the validity, enforceability or priority of this Ground Lease, and Ground Lessor is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority that could materially and adversely affect the use, occupancy or operation of the Leased Property. No condemnation or other like proceedings are pending or, to Ground Lessor's knowledge, threatened against the Leased Property.

      12.04. Enforceability. The execution, delivery and performance of this Ground Lease are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority that has not heretofore been obtained and are not in contravention of or in conflict with any applicable laws or any term or provision of Ground Lessor's articles of incorporation or bylaws. This Ground Lease is a valid, binding and legally enforceable obligation of Ground Lessor in accordance with its terms, except as such enforcement is affected by bankruptcy, insolvency and similar laws affecting the rights of creditors, generally, and equitable principles of general application.

      12.05. Insurance and Casualty. In the event any of the Leased Property is destroyed or damaged by fire, explosion, windstorm, hail or by any other casualty against which insurance shall have been required hereunder, (i) Ground Lessee may make proof of loss, (ii) each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Ground Lessee for application as required by Paragraph 2.04, and (iii) Ground Lessee's consent must be obtained for any settlement, adjustment or compromise of any claims for loss, damage or destruction under any policy or policies of insurance.

      12.06. Condemnation. All proceeds of condemnation awards or proceeds of sale in lieu of condemnation with respect to the Leased Property and all judgments, decrees and awards for injury or damage to the Leased Property shall be paid to Ground Lessee and applied as provided in Paragraph 2.04 above. Ground Lessee is hereby authorized, in the name of the Ground Lessor, to execute and deliver valid acquittances for, and to appeal from, any such judgment, decree or award concerning condemnation of any of the Leased Property. Ground Lessee shall not be, in any event or circumstances, liable or responsible for failure to collect, or to exercise diligence in the collection of, any such proceeds, judgments, decrees or awards.

      12.07. Further Assurances. Ground Lessor shall, on request of Ground Lessee, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Ground Lease or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof;
(ii) execute, acknowledge, deliver and record or file such further instruments and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Ground Lease and to subject to this Ground Lease any property intended by the terms hereof to be covered hereby including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Leased Property; (iii) execute, acknowledge, deliver, procure and record or file any document or instrument deemed advisable by Ground Lessee to protect its rights in and to the Leased Property against the rights or interests of third persons; and (iv) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Ground Lessee to enable Ground Lessee or any Leasehold Mortgagee to comply with the requirements or requests of any agency or authority having jurisdiction over them.

SECTION 13. EVENTS OF DEFAULT.

      13.01. Definition of Event of Default. Each of the following events shall be deemed to be an "Event of Default" by Ground Lessee under this Ground Lease:

            (a) Ground Lessee shall fail to pay when due any installment of Rent due hereunder and such failure shall continue for sixty days after Ground Lessee receives written notice thereof.

            (b) Ground Lessee shall fail to comply with any term, provision or covenant of this Ground Lease (other than as described in the other clauses of this Paragraph 4.01), and shall not cure such failure prior to sixty days after written notice thereof is sent to Ground Lessee if such failure is susceptible of cure within sixty (60) days, but if such failure cannot with reasonable diligence be cured within such sixty day period, and if Ground Lessee shall promptly have commenced to cure the same and shall thereafter prosecute the curing thereof with reasonable diligence, the period within which such failure may be cured shall be extended for such further period as shall be necessary for the curing thereof with reasonable diligence.

      13.02. Remedy. Upon occurrence of an Event of Default which is not cured within any applicable period expressly permitted by Paragraph 4.01, Ground Lessor's sole and exclusive remedy shall be to sue Ground Lessee for the collection of any amount due under this Ground Lease and to enjoin the continuation of the Event of Default. Ground Lessor may not terminate this Ground Lease or Ground Lessee's right to possession under this Ground Lease except as expressly provided herein. Any judgment which Ground Lessor may obtain against Ground Lessee for amounts due under this Ground Lease may be collected only through resort of a judgment lien against Ground Lessee's interest in the Leased Property. Ground Lessee shall have no personal liability for the payment amounts due under this or for the performance of any obligations of Ground Lessee under this Ground Lease.

SECTION 14. QUIET ENJOYMENT. Neither Ground Lessor nor any third party lawfully claiming any right or interest in the Leased Property shall during the Term disturb Ground Lessee's peaceable and quiet enjoyment of the Leased Property; however, such enjoyment shall be subject to the terms, provisions, covenants, agreements and conditions of this Ground Lease and the Permitted Encumbrances, to which this Ground Lease is subject and subordinate as hereinabove set forth.

SECTION 15. OPTION TO PURCHASE. Subject to the terms and conditions set forth in Exhibit D, including the condition specified therein that Ground Lessor shall have breached the Purchase Agreement and failed to cure such breach within any time for cure expressly provided in the Purchase Agreement, Ground Lessee (and any assignee of Ground Lessee's entire interest in the Leased Property, but not any subtenant or assignee of a lesser interest) shall have the option to purchase the Ground Lessor's interest in the Leased Property.

SECTION 16. MISCELLANEOUS.

      16.01. Notices. Each provision of this Ground Lease, or of any applicable laws with reference to the sending, mailing or delivery of any notice or with reference to the making of any payment by Ground Lessee to Ground Lessor, shall be deemed to be complied with when and if the following steps are taken:

            (a) All Rent required to be paid by Ground Lessee to Ground Lessor hereunder shall be paid to Ground Lessor in accordance with any reasonable written instruction provided from time to time by Ground Lessor to Ground Lessee, which may include payment by wire transfer.

            (b) Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Ground Lessee or Ground Lessor under this Ground Lease shall be given to Ground Lessor and Ground Lessee as provided in Subparagraph 2.02(c) and Paragraph
      7.01 of the Participation Agreement.

      16.02. Severability. If any term or provision of this Ground Lease or the application thereof shall to any extent be held by a court of competent jurisdiction to be invalid and unenforceable, the remainder of this Ground Lease, or the application of such term or provision other than to the extent to which it is invalid or unenforceable, shall not be affected thereby.

      16.03. No Merger. There shall be no merger of this Ground Lease or of the leasehold estate hereby created with the fee or any other estate in the Leased Property or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Ground Lease or the leasehold estate hereby created or any interest in this Ground Lease or in such leasehold estate as well as the fee or any other estate in the Leased Property or any interest in such fee or other estate, unless all parties with an interest in the Leased Property that would be adversely affected by any such merger specifically agree in writing that such a merger shall occur.

      16.04. Entire Agreement. This Ground Lease, the agreements referred to herein, and the instruments referred to therein supersede any prior negotiations and agreements between the parties concerning the Leased Property and no amendment or modification of this Ground Lease shall be binding or valid unless expressed in a writing executed by both parties hereto.

      16.05. Binding Effect. All of the covenants, agreements, terms and conditions to be observed and performed by the parties hereto shall be applicable to and binding upon their respective successors and assigns.

      16.06. Governing Law. This Ground Lease shall be governed by and construed in accordance with the laws of the State of California.

      16.07. Waiver of a Jury Trail. LESSOR AND LESSEE EACH HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GROUND LEASE OR ANY OTHER DOCUMENT OR DEALINGS BETWEEN THEM RELATING TO THIS GROUND LEASE OR THE LEASED PROPERTY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Ground Lessor and Ground Lessee each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Ground Lease and the other documents referred to herein and that each will continue to rely on the waiver in their related future dealings. Ground Lessee and Ground Lessor each further warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GROUND LEASE OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS GROUND LEASE OR THE LEASED PROPERTY. In the event of litigation, this Ground Lease may be filed as a written consent to a trial by the court.

      16.08. Memorandum of Lease. Ground Lessor and Ground Lessee shall execute a memorandum of this Ground Lease in recordable form which shall be filed in the real property records of Santa Clara County, California.

      16.09. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.


                          [The signature page follows.]

      IN WITNESS WHEREOF, Ground Lessee and Ground Lessor have caused this Ground Lease to be executed as of the day and year first above written.

GROUND LESSOR:                         KLA-TENCOR CORPORATION


                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________


GROUND LESSEE:                         LEASE PLAN U.S.A., INC.


                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                    EXHIBIT A

                                      LAND

                                    EXHIBIT B

                       DETERMINATION OF FAIR RENTAL VALUE


      Each annual installment of Rent will equal the Fair Rental Value as of the Rent Commencement Date, unless reduced to a lesser amount equal to the Fair Rental Value on a subsequent date selected by Ground Lessee. By notice to Ground Lessor, Ground Lessee may from time to time (but no more often than once in any 12 month period), designate a new date within sixty days of the date of such notice as an alternative to the Rent Commencement Date for purposes of determining Fair Rental Value, in which case installments of Rent due after such alternative date shall equal the Fair Rental Value on such alternative date unless and until another alternative date is later designated. However, in no event will Rent ever be increased above the Fair Rental Value on the Rent Commencement Date.

      If Ground Lessor and Ground Lessee have not agreed upon Fair Rental Value as of the Rent Commencement Date within 180 days after the Rent Commencement Date, or if they do not agree upon Fair Rental Value as of an alternative date within thirty days from the date of a notice from Ground Lessee designating such alternative date as described above, then Fair Rental Value will be determined as follows (but, again, in no event shall Rent be adjusted above the Fair Rental Value on the Rent Commencement Date):

            (a) Ground Lessor and Ground Lessee shall each appoint a real estate appraiser who is familiar with rental values for properties in the vicinity of the Land. Each party will make the appointment no later than 10 days after receipt of notice from the other party that the appraisal process described in this paragraph has been invoked. The agreement of the two appraisers as to Fair Rental Value will be binding upon Ground Lessor and Ground Lessee. If the two appraisers cannot agree upon the Fair Rental Value within 10 days following their appointment, they shall within another 10 days agree upon a third real estate appraiser. Immediately thereafter, each of the first two appraisers will submit his best estimate of the appropriate Fair Rental Value (together with a written report supporting such estimate) to the third appraiser and the third appraiser will choose between the two estimates. The estimate of Fair Rental Value chosen by the third appraiser as the closest to the prevailing monthly fair rental value will be binding upon Ground Lessor and Ground Lessee. Notification in writing of this estimate shall be made to Ground Lessor and Ground Lessee within 15 days following the selection of the third appraiser.

            (b) If appraisers must be selected under the procedure set out above and either Ground Lessee or Ground Lessor fails to appoint an appraiser or fails to notify the other party of such appointment within 7 days after receipt of notice that the prescribed time for appointing the appraisers has passed, then the other party's appraiser will determine the Fair Rental Value. All appraisers selected for the appraisal process set out in this paragraph will be disinterested, reputable, qualified real estate appraisers with the designation of MAI or equivalent and with at least 5 years experience in appraising properties comparable to the Land.

            (c) If a third appraiser must be chosen under the procedure set out above, he or she will be chosen on the basis of objectivity and competence, not on the basis of his relationship with the other appraisers or the parties to this Ground Lease, and the first two appraisers will be so advised. Although the first two appraisers will be instructed to attempt in good faith to agree upon the third appraiser, if for any reason they cannot agree within the prescribed time, either Ground Lessor and Ground Lessee may require the first two appraisers to immediately submit its top choice for the third appraiser to the then highest ranking officer of the San Francisco Bar Association who will agree to help and who has no attorney/client or other significant relationship to either Ground Lessor or Ground Lessee. Such officer will have complete discretion to select the most objective and competent third appraiser from between the choice of each of the first two appraisers, and will do so within 20 days after such choices are submitted to him.

            (d) Either Ground Lessor or Ground Lessee may notify the appraiser selected by the other party to demand the submission of an estimate of Fair Rental Value or a choice of a third appraiser as required under the procedure described above; and if the submission of such an estimate or choice is required but the other party's appraiser fails to comply with the demand within 15 days after receipt of such notice, then the Fair Rental Value or choice of the third appraiser, as the case may be, selected by the other appraiser (i.e., the notifying party's appraiser) will be binding upon Ground Lessor and Ground Lessee.

            (e) Ground Lessor and Ground Lessee shall each bear the expense of the appraiser appointed by it, and the expense of the third appraiser and of any officer of the San Francisco Bar Association who participates in the appraisal process described above will be shared equally by Ground Lessor and Ground Lessee.

      Once determined in accordance with this Exhibit, the annual Rent shall remain the same until Ground Lessee elects to change Rent to the Fair Rental Value as of the date other than the Rent Commencement Date as provided above.

                                    EXHIBIT C

                             PERMITTED ENCUMBRANCES

                                    EXHIBIT D

                           CONTINGENT PURCHASE OPTION

      Subject to the terms of this Exhibit D, Ground Lessee shall have an option (the "Option") to buy the Ground Lessor's interest in the Leased Property at any time during the term of this Ground Lease after (but only after) any breach by Ground Lessor under the Purchase Agreement, provided Ground Lessor does not cure the breach within any time permitted for cure by the express provisions of the Purchase Agreement, for a purchase price (the "Option Price") to Ground Lessor equal to fair market value.

      For the purposes of this Exhibit, "fair market value" means (and all appraisers and other persons involved in the determination of the Option Price will be so advised) the price that would be agreed upon between a willing buyer, but under no compulsion to buy, and a willing seller, but under no compulsion to sell, for unimproved land comparable in size and location to the Land, exclusive of any Improvements, at the time of Ground Lessee's exercise of the Option and taking into consideration the condition of the Land and the encumbrances affecting the title to the Land at the time of the exercise of the Option.

      If Ground Lessee exercises the Option, which Ground Lessee may do by notifying Ground Lessor that Ground Lessee has elected to buy Ground Lessor's interest in the Leased Property as provided herein, then:

            (a) Upon Ground Lessee's tender of the Option Price to Ground Lessor, Ground Lessor will convey good and marketable title to the fee estate in the Leased Property to Ground Lessee by general warranty deed subject only to the Permitted Encumbrances and, to the extent still in force, the Lease Agreement and the Purchase Agreement.

            (b) Ground Lessee's obligation to close the purchase shall be subject to the following terms and conditions, all of which are for the benefit of Ground Lessee: (1) Ground Lessee shall have been furnished with evidence satisfactory to Ground Lessee that Ground Lessor can convey title as required by the preceding subparagraph; (2) nothing shall have occurred or been discovered after Ground Lessee exercised the Option that could significantly and adversely affect title to the Leased Property or the Ground Lessee's use thereof, (3) all of the representations of Ground Lessor in this Ground Lease shall continue to be true as if made effective on the date of the closing, and with respect to any such representations which may be limited to the knowledge of Ground Lessor or any of Ground Lessor's representatives, would continue to be true on the date of the closing if all relevant facts and circumstances were known to Ground Lessor and such representatives, and (4) Ground Lessee shall have been tendered the deed and other documents which are described in this Exhibit D as documents to be delivered to Ground Lessee at the closing of Ground Lessee's purchase.

            (c) Closing of the purchase will be scheduled on the first Business Day following thirty days after the Option Price is established in accordance with the terms and conditions of this Exhibit D, and prior to closing Ground Lessee's occupancy of the Leased Property shall continue to be subject to the terms and conditions of this Ground Lease, including the terms setting forth Ground Lessee's obligation to pay Rent. Closing shall take place at the offices of any title insurance company reasonably selected by Ground Lessee to insure title under the title insurance policy described below.

            (d) Any transfer taxes or notices or registrations required by law in connection with the sale contemplated by this Exhibit D will be the responsibility of Ground Lessor.

            (e) Ground Lessor will deliver a certificate of nonforeign status to Ground Lessee at closing as needed to comply with the provisions of the Foreign Investors Real Property Tax Act (FIRPTA) or any comparable federal, state or local law in effect at the time.

            (f) Ground Lessor will also pay for and deliver to Ground Lessee at the closing an owner's title insurance policy in the full amount of the Option Price, issued by a title insurance company designated by Ground Lessee (or written confirmation from the title company that it is then prepared to issue such a policy), and subject only to standard printed exceptions which the title insurance company refuses to delete or modify in a manner acceptable to Ground Lessee and to Permitted Encumbrances.

            (g) Ground Lessor shall also deliver at the closing all other documents or things reasonably required to be delivered to Ground Lessee or by the title insurance company to evidence Ground Lessor's ability to transfer the Leased Property to Ground Lessee.

      If Ground Lessor and Ground Lessee do not otherwise agree upon the amount of the Option Price within 20 days after Ground Lessee exercises the Option, the Option Price shall be determined in accordance with the following procedure:

                  (i) Ground Lessor and Ground Lessee shall each appoint a real estate appraiser who is familiar with properties in the vicinity of the Land. Each party will make the appointment no later than 10 days after receipt of notice from the other party that the appraisal process described in this paragraph has been invoked. The agreement of the two appraisers as to the Option Price will be binding upon Ground Lessor and Ground Lessee. If the two appraisers cannot agree upon the Option Price within 10 days following their appointment, they shall within another 10 days agree upon a third real estate appraiser. Immediately thereafter, each of the first two appraisers will submit his best estimate of the appropriate Option Price (together with a written report supporting such estimate) to the third appraiser and the third appraiser will choose between the two estimates. The estimate of Option Price chosen by the third appraiser as the closest to the prevailing monthly fair market value will be binding upon Ground Lessor and Ground Lessee. Notification in writing of the Option Price shall be made to Ground Lessor and Ground Lessee within 15 days following the selection of the third appraiser.

                  (ii) If appraisers must be selected under the procedure set out above and either Ground Lessee or Ground Lessor fails to appoint an appraiser or fails to notify the other party of such appointment within 7 days after receipt of notice that the prescribed time for appointing the appraisers has passed, then the other party's appraiser will determine the Option Price. All of the appraisers selected for the appraisal process set out in this paragraph will be disinterested, reputable, qualified real estate appraisers with the designation of MAI or equivalent and with at least 5 years experience in appraising properties comparable to the Land.

                  (iii) If a third appraiser must be chosen under the procedure set out above, he will be chosen on the basis of objectivity and competence, not on the basis of his relationship with the other appraisers or the parties to this Ground Lease, and the first two appraisers will be so advised. Although the first two appraisers will be instructed to attempt in good faith to agree upon the third appraiser, if for any reason they cannot agree within the prescribed time, either Ground Lessor and Ground Lessee may require the first two appraisers to immediately submit its top choice for the third appraiser to the then highest ranking officer of the San Francisco Bar Association who will agree to help and who has no attorney/client or other significant relationship to either Ground Lessor or Ground Lessee. Such officer will have complete discretion to select the most objective and competent third appraiser from between the choice of each of the first two appraisers, and will do so within 10 days after such choices are submitted to him.

                  (iv) Either Ground Lessor or Ground Lessee may notify the appraiser selected by the other party to demand the submission of an estimate of Option Price or a choice of third appraiser as required under the procedure described above; and if the submission of such an estimate or choice is required but the other party's appraiser fails to comply with the demand within 15 days after receipt of such notice, then the Option Price or choice of third appraiser, as the case may be, selected by the other appraiser (i.e., the notifying party's appraiser) will be binding upon Ground Lessor and Ground Lessee.

                  (v) Ground Lessor and Ground Lessee shall each bear the expense of the appraiser appointed by it, and the expense of the third appraiser and of any officer of the San Francisco Bar Association who participates in the appraisal process described above will be shared equally by Ground Lessor and Ground Lessee.

SECTION 1         INTERPRETATION.................................................................................2

         1.01.    Definitions....................................................................................2

         1.02.    Rules of Construction..........................................................................2

SECTION 2.        BASIC PROVISIONS...............................................................................2

         2.01.    Lease of the Property..........................................................................2

         2.02.    Term...........................................................................................3

         2.03.    Rent...........................................................................................4

         2.04.    Receipt and Application of Insurance and Condemnation Proceeds.................................4

         2.05.    No Lease Termination...........................................................................4

         2.06.    Purchase Agreement and Lease Agreement.........................................................4

         2.07.    Use of Leased Property.........................................................................5

         2.08.    Assignment and Subletting......................................................................5

         2.09.    Estoppel Certificate...........................................................................5

         2.10.    Leasehold Mortgages............................................................................6

SECTION 3.        OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR......................................7

         3.01.    Title..........................................................................................7

         3.02.    No Default or Violation........................................................................7

         3.03.    No Suits.......................................................................................8

         3.04.    Enforceability.................................................................................8

         3.05.    Insurance and Casualty.........................................................................8

         3.06.    Condemnation...................................................................................8

         3.07.    Further Assurances.............................................................................8

SECTION 4.        EVENTS OF DEFAULT..............................................................................9

         4.01.    Definition of Event of Default.................................................................9

         4.02.    Remedy.........................................................................................9

         4.03.    Quiet Enjoyment................................................................................9

         4.04.    Option to Purchase............................................................................10

SECTION 5.        MISCELLANEOUS.................................................................................10

         5.01.    Notices.......................................................................................10

         5.02.    Severability..................................................................................10

         5.03.    No Merger.....................................................................................10

         5.04.    Entire Agreement..............................................................................10

         5.05.    Binding Effect................................................................................11

         5.06.    Governing Law.................................................................................11

         5.07.    Waiver of a Jury Trail........................................................................11

         5.08.    Memorandum of Lease...........................................................................11

         5.09.    Counterparts..................................................................................11

EXHIBIT A

EXHIBIT B

EXHIBIT C

EXHIBIT D

                                                                  EXECUTION COPY


================================================================================



                           FIRST AMENDED AND RESTATED
                             GROUND LEASE AGREEMENT

                                       BY

                            KLA-TENCOR, CORPORATION,

                                AS GROUND LESSEE

                                       AND

                            LEASE PLAN U.S.A., INC.,

                                AS GROUND LESSOR

                        EFFECTIVE AS OF NOVEMBER 12, 1997



================================================================================

                                                                  EXECUTION COPY


================================================================================



                             PARTICIPATION AGREEMENT



                                      AMONG



                             KLA-TENCOR CORPORATION



                                       AND



                             LEASE PLAN U.S.A., INC.



                                       AND



                          THE PARTICIPANTS NAMED HEREIN



                                       AND



                               ABN AMRO BANK N.V.,

                          AS AGENT FOR THE PARTICIPANTS



                                       AND

                           BANQUE NATIONALE DE PARIS,

                                   AS CO-AGENT



                                NOVEMBER 12, 1997



================================================================================

SCHEDULES

I           Participants

II          Pricing Grid

1.01        Definitions

1.02        Rules of Construction

3.01        Conditions Precedent to Initial Acquisition Advances

3.02        Conditions Precedent to the Tract 4 Acquisition Advance

4.01(g)     Litigation

4.01(q)     Subsidiaries

4.01(s)     Individual Property Representations



EXHIBITS

A           Land

B           Lease Agreement

C           Purchase Agreement

D           Construction Agency Agreement

E           Acquisition Request

F           Improvement/Expense Advance Request

G(1)        Commitment Extension Request

G(2)        Lease Extension Request

H           Assignment of Construction Agreements

I           Assignment of Lease

J           Lessor Deed of Trust

K           Lessor Security Agreement

L           Assignment Agreement

M           Tract 3 Ground Lease Agreement

                                TABLE OF CONTENTS


                                                                                                        PAGE


SECTION 1.  INTERPRETATION.................................................................................3

1.01.       Definitions....................................................................................3

1.02.       Rules of Construction..........................................................................3

SECTION 2.  LEASE FACILITIES...............................................................................3

2.01.       Acquisition, Lease, Amount Limitations, Etc....................................................3

2.02.       Participation Agreement........................................................................6

2.03.       Advance Requests...............................................................................7

2.04.       Fees...........................................................................................8

2.05.       Funding of Advances............................................................................9

2.06.       Sharing of Payments...........................................................................10

2.07.       Other Payment Terms...........................................................................12

2.08.       Commitment Reductions.........................................................................13

2.09.       Extensions....................................................................................14

2.10.       Nature of the Transactions....................................................................15

2.11.       Security......................................................................................16

2.12.       Change of Circumstances.......................................................................17

2.13.       Taxes on Payments.............................................................................20

2.14.       Funding Loss Indemnification..................................................................22

2.15.       Replacement of Participants...................................................................22

SECTION 3.  CONDITIONS PRECEDENT..........................................................................23

3.01.       Initial Acquisition Advances..................................................................23

3.02.       Tract 4 Acquisition Advance...................................................................23

3.03.       Improvement/Expense Advances..................................................................23

3.04.       Other Conditions Precedent....................................................................23

3.05.       Covenant to Deliver...........................................................................23

SECTION 4.  REPRESENTATIONS AND WARRANTIES................................................................24

4.01.       Lessee's Representations and Warranties.......................................................24

4.02.       Lessor's Representations and Warranties.......................................................29

4.03.       Participants' Representations and Warranties..................................................30

SECTION 5.  COVENANTS.....................................................................................31

                                TABLE OF CONTENTS

                                  (continued)


                                                                                                        PAGE


5.01.       Lessee's Affirmative Covenants................................................................31

5.02.       Lessee's Negative Covenants...................................................................34

5.03.       Lessee's Financial Covenants..................................................................40

5.04.       Lessor's Covenants............................................................................41

5.05.       Participants' Covenants.......................................................................41

SECTION 6.  LESSOR, AGENT AND THEIR RELATIONS WITH PARTICIPANTS...........................................42

6.01.       Appointment of Agent..........................................................................42

6.02.       Powers and Immunities.........................................................................42

6.03.       Reliance......................................................................................42

6.04.       Defaults......................................................................................43

6.05.       Indemnification...............................................................................43

6.06.       Non-Reliance..................................................................................43

6.07.       Resignation or Removal of Agent...............................................................44

6.08.       Authorization.................................................................................44

6.09.       Lessor and Agent in their Individual Capacities...............................................44

SECTION 7.  MISCELLANEOUS.................................................................................44

7.01.       Notices.......................................................................................44

7.02.       Expenses......................................................................................46

7.03.       Indemnification...............................................................................46

7.04.       Waivers; Amendments...........................................................................47

7.05.       Successors and Assigns........................................................................47

7.06.       Setoff........................................................................................51

7.07.       No Third Party Rights.........................................................................51

7.08.       Partial Invalidity............................................................................51

7.09.       JURY TRIAL....................................................................................52

7.10.       Counterparts..................................................................................52

7.11.       No Joint Venture, Etc.........................................................................52

7.12.       Usury Savings Clause..........................................................................52

7.13.       Confidentiality...............................................................................52

                          CONSTRUCTION AGENCY AGREEMENT


           THIS CONSTRUCTION AGENCY AGREEMENT (this "Agreement" herein), dated as of November 12, 1997 is entered into by and between:

                        (1) KLA-TENCOR CORPORATION, a Delaware corporation
                ("Lessee"); and

                        (2) LEASE PLAN U.S.A., INC., a Georgia corporation
                ("Lessor").


                                    RECITALS

           A. Lessee has requested Lessor and the financial institutions which are "Participants" under the Participation Agreement referred to in Recital B below (such financial institutions to be referred to collectively as the "Participants") to provide to Lessee a certain lease facility. Pursuant to such facility:

                     (1) Lessor would (a) acquire certain property designated by Lessee (either through purchase or lease), (b) lease to Lessee such property and certain other property currently held by Lessor, (c) appoint Lessee as Lessor's agent to make certain improvements to a portion of such property, (d) make advances to finance such improvements and to pay certain related expenses, and (e) grant to Lessee the right to purchase such property; and

                     (2) The Participants would participate in such lease facility by (a) funding the purchase prices and other advances to be made by Lessor and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

           B. Pursuant to a Participation Agreement dated of even date herewith (the "Participation Agreement") among Lessee, Lessor, the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"), Lessor and the Participants have agreed to provide such lease facility upon the terms and subject to the conditions set forth therein, including without limitation the execution and delivery of this Agreement setting forth the terms of Lessee's construction obligations.


                                    AGREEMENT

           NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. INTERPRETATION.

           1.01. Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Agreement or any other Operative Document, shall have the respective meaning given to that term in such Schedule
1.01 or in the provision of this Agreement or other document, instrument or agreement referenced in such Schedule 1.01.

           1.02. Rules of Construction. Unless otherwise indicated in this Agreement or any other Operative Document, the rules of construction set forth in Schedule 1.02 to the Participation Agreement shall apply to this Agreement and the other Operative Documents.


SECTION 2. APPOINTMENT; AUTHORITY.

           2.01. Appointment. Lessor hereby appoints Lessee and Lessee hereby agrees to act as Lessor's agent for the construction of the New Improvements to the Tract 1 Property, the Tract 3 Property, the Tract 4 Property and the Tract 5 Property.

           2.02. Scope of Authority. Lessee shall have the authority to perform all acts expressly delegated to or undertaken by Lessee under this Agreement and all other acts reasonably necessary to complete the construction of the New Improvements in accordance with the Plans and Specifications, this Agreement, the other Operative Documents, all applicable Governmental Rules and all applicable Insurance Requirements; provided, however, that no Lessor Party shall have any obligation to pay any fees, costs or expenses related to such construction (except to the extent of Lessor's obligation to make, and the Participants' obligations to fund, Advances pursuant to the Participation Agreement) and Lessee shall have no authority to, and shall not, enter into any agreement which would, directly or indirectly, require any Lessor Party to pay any such fees, costs or expenses or otherwise impose upon any Lessor Party any liability or obligation. Subject to the terms and conditions of this Agreement and the other Operative Documents, Lessee shall have sole management and control over the construction means, methods, sequences and procedures with respect to the construction of the New Improvements.

           2.03. Delegation of Duties. Lessee may employ such architects, engineers, contractors, consultants, agents, employees and other Persons as Lessee determines are necessary or appropriate to construct the New Improvements and perform its other obligations and duties hereunder and may delegate to such Persons any or all of such obligations and duties; provided, however, that no such employment or delegation shall limit or reduce in any way Lessee's obligations and duties under this Agreement.


SECTION 3. LESSEE'S OBLIGATIONS AND DUTIES.

           3.01. Plans and Specifications. Lessee shall deliver to Lessor, for approval by Lessor and Agent, the Plans and Specifications for all new improvements it elects to make to each Tract of Property. Once any Plans and Specifications for any Tract of Property are so delivered and approved by Lessor and Agent, Lessee shall not agree to or permit any revision, amendment, supplementation or other modification to such Plans and Specifications without the written consent of Lessor if such revision, amendment, supplementation or modification (either alone or together with all prior revisions, amendments, supplementations and modifications to all Plans and Specifications for all of the Tracts of Property) is reasonably likely to:

                     (a) Cause the Acquisition Prices plus all other costs and expenses of acquiring all of the Tracts of Property and constructing all of the New Improvements to all the Tracts of Property in accordance with this Agreement (including all Permitted Improvement Costs and Permitted Transaction Expenses paid or to be paid with Advances) to exceed the lesser of (i) the Total Commitment and (ii) the sum of the most recent Expiration Date Appraisals for all of the Tracts of Property (or, in the case of any Tract of Property for which Lessee does not deliver an Expiration Date Appraisal, the Closing Date Appraisal therefor) ;

                     (b) Make it difficult or impossible to Complete the construction of all the New Improvements to such Tract of Property in accordance with this Agreement on or prior to the Outside Completion Date; or

                     (c) Cause the Fair Market Value of such Tract of Property to be less than the most recent Expiration Date Appraisal for such Tract of Property (or, in the case of any Tract of Property for which Lessee does not deliver an Expiration Date Appraisal, the Closing Date Appraisal therefor) or otherwise decrease in any material amount.

Lessee shall notify Lessor promptly in writing of any revision, amendment, supplementation or other modification to the Plans and Specifications.

           3.02. Construction Agreements. Lessee has entered or shall, on a timely basis, enter into such agreements with architects, engineers, contractors, consultants, materialmen, suppliers, agents, employees and other Persons as are necessary or appropriate to construct the New Improvements and perform Lessee's other obligations and duties hereunder in connection therewith (together with the Plans and Specifications, the "Construction Agreements"). Each Construction Agreement shall expressly permit the assignment of Lessee's rights thereunder to Lessor without the consent of the other party(ies) to such agreement. Upon Lessor's request, Lessee shall deliver to Lessor copies of any or all Construction Agreements.

           3.03. Permits, Approvals, Etc. Prior to the time they are required, Lessee shall obtain from Governmental Authorities and other Persons all licenses, approvals, authorizations, consents, permits, easements and rights-of-way that are necessary for the construction of any New Improvements in accordance with this Agreement. Upon Lessor's request, Lessee shall deliver to Lessor copies of any or all such licenses, approvals, authorizations, consents, permits, easements and rights-of-way.

           3.04. Material and Supplies. Lessee shall obtain all materials and supplies necessary to construct the New Improvements. Lessee shall cause all such materials and supplies (a) to be purchased in a manner that will result in the ownership thereof vesting unconditionally in Lessor, free from all Liens (other than Liens that attach in favor of the materialmen or subcontractors that supply and/or install such materials and supplies); (b) to be stored at the applicable Tract of Land under adequate safeguards to minimize the possibility of loss, theft, damage or commingling with other materials or projects; and (c) to be covered by the insurance policies required under this Agreement and the other Operative Documents. Upon Lessor's request, Lessee shall deliver to Lessor copies of any contracts, bills of sale, statements, receipts, vouchers or agreements for the materials and supplies used or to be used in the construction of the New Improvements.

           3.05      Construction.

                     (a) Manner. Lessee shall construct the New Improvements (including all foundations and structural portions thereof; all plumbing, heating, air conditioning and electrical systems; and all water, sewer, electric, gas, telephone and drainage facilities) in a good and workmanlike manner, free from any material defect in design or construction, in accordance with the Plans and Specifications, this Agreement, the other Operative Documents, all applicable Governmental Rules and all applicable Insurance Requirements.

                     (b) Completion. Lessee shall Complete the construction of the New Improvements to all Tracts of Property on which New Improvements are to be constructed on or prior to the Outside Completion Date. "Completion" shall occur for the New Improvements to a Tract of Property when each of the following conditions has been satisfied:

                               (i) The New Improvements to such Tract of
                     Property have been completed in accordance with this Agreement, are in first class working condition and are ready for occupancy and use as a facility as described in clause (ii) under the heading for the applicable Tract of Property in Schedule 4.01(s) to the Participation Agreement. This shall include, without limiting the generality of the preceding sentence, evidence that (A) all utilities required to adequately service such New Improvements for their intended use are available and "tapped on" and hooked up pursuant to adequate permits (including any that may be required under applicable Environmental Laws) and (B) access to such New Improvements for pedestrians and motor vehicles from publicly dedicated streets and public highways are available.

                               (ii) Lessee shall have furnished to Lessor each
                     of the following:

                                         (A) A certificate of Lessee in the form
                               of Exhibit A, duly executed by Lessee;

                                          (B) A certificate of an architect
                               acceptable to Lessor in the form of Exhibit B, duly executed by such architect, together with copies of each of the documents referred to therein;

                                          (C) A date-down endorsement to or
                               reissued title insurance policies or binders delivered by Lessee pursuant to Paragraph 3.02 and Schedule 3.02 of the Participation Agreement;

                                          (D) Copies of all mechanic's or
                               materialman's lien waivers and releases as required by Lessor; and

                                          (E) Certificate of final occupancy
                               issued by the appropriate Governmental Authority.

        3.06. Insurance. Lessee (and its general contractor) shall maintain policies of casualty and liability insurance as provided in Paragraph 3.03 of the Lease Agreement.

        3.07. Fees, Costs and Expenses.

                     (a) Lessee's Responsibility. Except to the extent such fees, costs and expense are paid by Advances, Lessee shall pay all fees, costs and expenses of constructing the New Improvements from its own funds.

                     (b) Prompt Payment. Lessee shall pay promptly all fees, costs and expenses of architects, engineers, contractors, materialmen, suppliers, consultants, agents, employees and other Persons which provide services, materials or supplies in connection with the construction of the New Improvements and all other fees, costs and expenses related to such construction.

                     (c) No Lessee Fee. Lessee shall not be entitled to any fee for the performance of its obligations and duties hereunder or any other compensation in connection with this Agreement.

           3.08. Books and Records. Lessee shall maintain accurate books and records, in reasonable detail, relating to the construction of the New Improvements and shall permit Lessor to inspect the same and make copies thereof, at Lessee's expense, upon reasonable notice to Lessee.

           3.09. Additional Obligations and Duties. In addition to the obligations and duties set forth above in this Section 3, Lessee shall perform all other acts reasonably necessary to achieve Completion of the construction of the New Improvements in accordance with the Plans and Specifications, this Agreement, the other Operative Documents, all applicable Governmental Rules and all applicable Insurance Requirements.


SECTION 4. MISCELLANEOUS.

           4.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessee or Lessor under this

Agreement shall be given as provided in Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement.

           4.02. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived only as provided in the Participation Agreement. No failure or delay by any Lessor Party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

           4.03. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Lessor Parties and Lessee and their permitted successors and assigns; provided, however, that the Lessor Parties and Lessee shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement.

           4.04. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and Lessee and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

           4.05. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

           4.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

           4.07. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

           4.08.     Nature of Lessee's Obligations.

                     (a) Independent Obligation. The obligation of Lessee to construct the New Improvements pursuant to this Agreement and the other Operative Documents and to perform the other Lessee Obligations are absolute, unconditional and irrevocable obligations which are separate and independent of the obligations of the Lessor Parties under this Agreement and the other Operative Documents and all other events and circumstances, including the events and circumstances set forth in Subparagraph 4.08(c).

                     (b) No Termination or Abatement. This Agreement and the other Operative Documents and Lessee's obligation to construct the New Improvements and to pay and perform all other Lessee Obligations shall continue in full force and effect without abatement notwithstanding the occurrence or existence of any event or circumstance, including any event or circumstance set forth in Subparagraph 4.08(c).

                     (c) Full Payment and Performance. Lessee shall perform all of its obligations under this Agreement and the other Operative Documents in the manner and at the times required by the terms of this Agreement and the other Operative Documents without setoff, deduction or reduction of any kind and shall perform all other Lessee Obligations as and when required, without regard to any event or circumstances whatsoever, including (i) the condition of the Property (including any Improvements to the Property made prior to the Commencement Date or during the Term); (ii) title to the Property (including possession of the Property by any Person or the existence of any Lien or any other right, title or interest in or to any of the Property in favor of any Person); (iii) the value, habitability, useability, design, operation or fitness for use of the Property;
           (iv) the availability or adequacy of utilities and other services to the Property; (v) any latent, hidden or patent defect in the Property; (vi) the zoning or status of the Property or any other restrictions on the use of the Property; (g) the economics of the Property; (vii) any Casualty or Condemnation; (viii) the compliance of the Property with any applicable Governmental Rule or Insurance Requirement; (ix) any failure by any Lessor Party to perform any of its obligations under this Agreement or any other Operative Document; or (x) the exercise by any Lessor Party of any of its remedies under this Agreement or any other Operative Document; provided, however, that (A) Lessor shall have no obligation to continue constructing the New Improvements at any time the Lessor Parties are refusing to make any Advance in violation of the Participation Agreement and (B) this Paragraph 4.08 shall not abrogate any right which Lessee may have to recover damages from any Lessor Party for any material breach by such Lessor Party of its obligations under this Agreement or any other Operative Document to the extent permitted hereunder or thereunder.

                          [The signature page follows.]

           IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed as of the day and year first above written.

LESSEE:                                   KLA-TENCOR CORPORATION


                                          By: _________________________________
                                                 Name:_________________________
                                                 Title:________________________


LESSOR:                                   LEASE PLAN U.S.A., INC.


                                          By: _________________________________
                                                 Name:_________________________
                                                 Title:________________________

                                    EXHIBIT A

                         LESSEE'S COMPLETION CERTIFICATE

                             ________________, 1997

Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY 10019
Attn:  Linda Boardman

           1.        Reference is made to the following:

                     (a) The Participation Agreement, dated as of November 12, 1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"); and

                     (b) The Construction Agency Agreement, dated as of November 12, 1997 (the "Construction Agency Agreement"), between Lessee and Lessor.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

           2. Lessee hereby certifies to Lessor, for the benefit of all of the Lessor Parties, as follows:

                     (a) Lessee has completed all of the New Improvements to the Tract [__] Property in accordance with the Plans and Specifications, the Construction Agency Agreement, the other Operative Documents, all applicable Governmental Rules and all applicable Insurance Requirements and the New Improvements now are ready for use and occupancy as a facility described in clause (ii) under the heading "Tract [__] Property" in Schedule 4.01(s) to the Participation Agreement.

                     (b) All amounts payable to third parties for the construction of such New Improvements have been paid in full (other than amounts which Lessee is contesting in accordance with the Lease Agreement).

                     (c) No changes or modifications that have had an adverse effect on the value, use or useful life of the Tract [__] Property were made to the Plans and Specifications for the New Improvements to such Property after the date the Plans and Specifications for such Property were approved by Lessor, Agent and the Participants pursuant to Subparagraph 2.01(c) of the Participation Agreement.

                     (d) The representations and warranties relating to the Tract [__] Property set forth in Subparagraph 4.01(s) of the Participation Agreement and Schedule 4.01(s) to the Participation Agreement and the other representations and warranties of Lessee set forth in the Operative Documents are true and correct in all material respects on the date hereof (except for representations and warranties expressly made as of a specified date, which shall be true as of such date).

                     (e) No Default has occurred and is continuing.

                     (f) All of the Operative Documents are in full force and effect.

           IN WITNESS WHEREOF, Lessee has executed this Lessee's Completion Certificate on the date set forth above.

                                           KLA-TENCOR CORPORATION

                                           By:_________________________________
                                                  Name:________________________
                                                  Title:_______________________

                                    EXHIBIT B

                       ARCHITECT'S COMPLETION CERTIFICATE

                             ________________, 1997

Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY 10019
Attn:  Linda Boardman


           1.        Reference is made to the following:

                     (a) The [____________] Agreement, dated as of [____] (the "Architect's Agreement"), between KLA-Tencor Corporation ("Lessee") and [__________] ("Architect"); and

                     (b) The plans and specifications dated as of [_______] prepared by Architect for certain improvements to the property located at [_______________] (the "Plans and Specifications").

           2. The undersigned hereby certifies to you as follows:

                     (a) The improvements contemplated by the Plans and Specifications (the "Improvements") have been completed substantially in accordance with such Plans and Specifications, a final certificate of occupancy has been issued by the appropriate governmental agency, and the Improvements are ready for use and occupancy.

                     (b) To the best of [my][our] knowledge, the Improvements as so completed comply with all applicable laws, rule, regulations and ordinances pertaining to the construction and occupancy thereof, including applicable building and zoning laws, rule, regulations and ordinances, and the Americans with Disabilities Act of 1990, 42 U.S.C. Section 1210 et seq.

                     (c) No changes or modifications were made to the Plans and Specifications after the date thereof that have had an adverse effect on the value, use or useful life of the Property.

                     (d) Attached hereto are true and complete copies of an "as built" or "record" set of the plans and specifications for the Improvements, and an ALTA survey of the property "as built" showing all paving, driveways, fences and exterior improvements.

           IN WITNESS WHEREOF, the undersigned has executed this Architect's Completion Certificate on the date set forth above.

                                              [Name of Architectural Firm]

                                              By:______________________________
                                                     Name:_____________________
                                                     Title:____________________

                                                                  EXECUTION COPY
================================================================================


                          CONSTRUCTION AGENCY AGREEMENT


                                     BETWEEN


                             KLA-TENCOR CORPORATION


                                       AND


                             LEASE PLAN U.S.A., INC.





                                NOVEMBER 12, 1997


================================================================================

                                TABLE OF CONTENTS

                                                                        PAGE
SECTION 1.  INTERPRETATION................................................2

1.01.    Definitions......................................................2

1.02.    Rules of Construction............................................2

SECTION 2.  APPOINTMENT; AUTHORITY........................................2

2.01.    Appointment......................................................2

2.02.    Scope of Authority...............................................2

2.03.    Delegation of Duties.............................................2

SECTION 3.  LESSEE'S OBLIGATIONS AND DUTIES...............................2

3.01.    Plans and Specifications.........................................2

3.02.    Construction Agreements..........................................3

3.03.    Permits, Approvals, Etc..........................................3

3.04.    Material and Supplies............................................3

3.05     Construction.....................................................4

3.06.    Insurance........................................................5

3.07.    Fees, Costs and Expenses.........................................5

3.08.    Books and Records................................................5

3.09.    Additional Obligations and Duties................................5

SECTION 4.  MISCELLANEOUS.................................................5

4.01.    Notices..........................................................5

4.02.    Waivers; Amendments..............................................6

4.03.    Successors and Assigns...........................................6

4.04.    No Third Party Rights............................................6

4.05.    Partial Invalidity...............................................6

4.06.    Governing Law....................................................6

4.07.    Counterparts.....................................................6

4.08.    Nature of Lessee's Obligations...................................6


                                TABLE OF CONTENTS
                                                                     PAGE
EXHIBITS
---------
           A         Lessee's Completion Certificate (3.05(c))
           B         Architect's Completion Certificate (3.05(c)

                           CONSTRUCTION DEED OF TRUST

        THIS CONSTRUCTION DEED OF TRUST dated as of November 12, 1997 (this "Deed of Trust"), is made by LEASE PLAN U.S.A., INC., a Georgia corporation, as trustor ("Lessor"), with an address at 135 South LaSalle Street, Chicago, IL 60603, to SANTA CLARA LAND TITLE COMPANY, as trustee ("Trustee"), in favor of ABN AMRO BANK N.V., with an address at 1325 Avenue of the Americas, 9th Floor, New York, NY 10019, in its capacity as Agent, as beneficiary (in such capacity, "Agent"), under the Participation Agreement, dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement"), among KLA-Tencor Corporation, a Delaware corporation ("Lessee"), Lessor, Agent, and the financial institutions from time to time parties to the Participation Agreement (the "Participants").

SECTION 1.     INTERPRETATION.

        1.01. Definitions. Unless otherwise indicated in this Deed of Trust or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Deed of Trust or any other Operative Document, shall have the respective meaning given to that term in such Schedule
1.01 or in the provision of this Deed of Trust or other document, instrument or agreement referenced in such Schedule 1.01. All terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

        1.02. Rules of Construction. Unless otherwise indicated in this Deed of Trust or any other Operative Document, the rules of construction set forth in
Schedule 1.02 to the Participation Agreement shall apply to this Deed of Trust and the other Operative Documents.

SECTION 2.     GRANT IN TRUST

        2.01. Property. To secure payment of the Secured Obligations (as defined below), Lessor does hereby GRANT, CONVEY, SELL, TRANSFER, ASSIGN AND SET OVER UNTO TRUSTEE, IN TRUST FOR THE BENEFIT OF AGENT, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, all of Lessor's right, title and interest, whether now owned or hereafter acquired, in or to the following property and rights listed below (such right, title and interest in such property and rights hereinafter collectively referred to as the "Property") to the extent of Lessor's estate, right, title and interest therein, thereto or thereunder:

               (a) All lots, pieces, tracts and parcels of land described in Exhibit A together with such additional parcels of real property as may be added to Exhibit A from time to time during the term hereof (the "Land");

               (b)    All Improvements and Appurtenant Rights;

               (c) All Related Goods (including those described in Exhibit B and in each Exhibit B Supplement), Related Permits and Related Agreements; and

               (d) All accessions and accretions to and replacements and substitutions for the foregoing.

SECTION 3.     OBLIGATIONS SECURED

        3.01. Obligations Secured. Lessor makes this grant and assignment for the purpose of securing the following obligations (hereinafter "Secured Obligations"):

                (a) Full and punctual payment, performance and observance by Lessor of the Lessor Obligations; and

                (b) All modifications, extensions and renewals of any of the obligations secured hereby, however evidenced, including, without limitation: (i) modifications of the required payment, deferring or accelerating payment dates wholly or partly; or (ii) amendments, modifications, extensions or renewals of this Deed of Trust, the Participation Agreement or any of the other Operative Documents.

SECTION 4.     REPRESENTATIONS, WARRANTIES, COVENANTS AND DUTIES OF THE PARTIES.

        4.01. Representations and Warranties. Lessor represents and warrants to Agent as follows:

               (a) Lessor is the legal and beneficial owner of the Property (or, in the case of after-acquired Property, at the time Lessor acquires rights in the Property, will be the legal and beneficial owner thereof).

               (b) Lessor has not transferred to any other Person any of its right, title or interest in the Property, whether by way of Lien or otherwise.

               (c) Lessor's chief executive office is located at 180 Interstate Parkway North, Atlanta, Georgia 30339.

        4.02.  Covenants.  Lessor hereby covenants to Agent as follows:

               (a) Lessor shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are necessary or desirable, or which Agent may request, to establish, maintain, preserve, protect and perfect the Property, the Lien granted to Agent therein and the first priority of such Lien or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Property.

               (b) Lessor shall not sell, transfer or assign any of its right, title or interest in the Property to any Person (other than Agent), whether by way of Lien or otherwise.

               (c) Without prompt written notice to Agent, Lessor shall not change Lessor's name or chief executive office.

        4.03.  Damages; Insurance and Condemnation Proceeds.

               (a) Lessor shall give Agent prompt written notice of the occurrence of any casualty affecting, or the institution of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof. Agent may participate in any such claims or proceedings, and Agent is hereby authorized, in its own name or in Lessor's name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Lessor shall from time to time deliver to Agent any and all further assignments and other instruments required to permit such participation. The provisions regarding the adjustment of any loss covered by insurance or any condemnation claim or cause of action, and to settlement or compromise of any claim or cause of action in connection therewith provided in this
        Section 4.03(a) are subject to the adjustment, settlement and compromise provisions set forth in the Lease Agreement. In the event of any conflict, the adjustment, settlement and compromise provisions as provided in the Lease Agreement shall govern.

               (b) The following rights, claims and amounts are hereby absolutely and irrevocably assigned to and shall be paid to Agent: (i) all awards of damages and all other compensation payable directly or indirectly by reason of a condemnation or proposed condemnation for public or private use affecting all or any part of, or any interest in, the Property; (ii) all other claims and awards for damages to or decrease in value of all or any part of, or any interest in, the Property; (iii) all proceeds of any insurance policies payable by reason of loss sustained to all or any part of the Property; and (iv) all interest which may accrue on any of the foregoing (collectively, "Loss Proceeds"). The provisions regarding Loss Proceeds provided in this
        Section 4.03(b) are subject to the insurance and condemnation provisions set forth in the Lease Agreement. In the event of any conflict, the insurance and condemnation provisions as provided in the Lease Agreement shall govern.

        4.04. Acceptance of Trust; Powers and Duties of Trustee. Trustee accepts this trust when this Deed of Trust is recorded. From time to time upon written request of Agent and presentation of this Deed of Trust, or a certified copy thereof, for endorsement, and without affecting the personal liability of any person for payment of any indebtedness or performance of any Secured Obligation, Trustee may, without liability therefor and without notice: (a) reconvey all or any part of the Property; (b) consent to the making of any map or plat thereof;
(c) join in granting any easement thereon; (d) join in any declaration of covenants and restrictions; or (e) join in any extension agreement or any agreement subordinating the lien or charge hereof. Except as may otherwise be required by applicable law, Trustee or Agent may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trusts hereunder and the enforcement of the rights and remedies available hereunder, and Trustee or Agent may obtain orders or decrees directing or confirming or approving acts in the execution of said trusts and the enforcement of said remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding (including, without limitation, actions in which Lessor, Agent or Trustee shall be a party) unless held or commenced and maintained by Trustee under this Deed of Trust. Trustee shall not be obligated to perform any act required of it hereunder unless the performance of the act is requested in writing and Trustee is reasonably indemnified and held harmless against loss, cost, liability and expense.

        4.05. Substitution of Trustee. From time to time, by a writing signed and acknowledged by Agent and recorded in the Office of the Recorder of the County in which the Property is situated, Agent may appoint another trustee to act in the place and stead of Trustee or any successor. Such writing shall set forth any information required by law. The recordation of such instrument of substitution shall discharge Trustee herein named and shall appoint the new trustee as the trustee hereunder with the same effect as if originally named trustee herein. A writing recorded pursuant to the provisions of this paragraph shall be conclusive proof of the proper substitution of such new trustee.

        4.06. Partial and Full Reconveyance. Agent may release, for such consideration or none, as it may require, any portion of the Property without, as to the remainder of the Property, in any way impairing or affecting the lien, security interest and priority herein provided to the Agent as to any other lien holder or secured party. Further, upon satisfaction in full of the Secured Obligations, or upon Agent's written request, and upon surrender of this Deed of Trust or certified copy thereof and any note, instrument or instruments setting forth all obligations secured hereby to Trustee for cancellation, Trustee shall reconvey, without warranty, the Property or that portion thereof then held hereunder. The recitals of any matters or facts in any reconveyance executed hereunder shall be conclusive proof of the truthfulness thereof. To the extent permitted by law, the reconveyance may describe the grantee as "the person or persons legally entitled thereto." Neither Agent nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance.

        4.07. Releases, Extensions, Modifications and Additional Security. Agent may, from time to time, release any person or entity from liability for the payment or performance of any Secured Obligation, take any action or make any agreement extending the maturity or otherwise altering the terms or increasing the amount of any Secured Obligation, or accept additional security or release all or a portion of the Property and other security for the Secured Obligations. None of the foregoing actions shall release or impair the priority of the lien of this Deed of Trust upon the Property.

SECTION 5.     DEFAULT; REMEDIES.

        5.01. Event of Default. The occurrence of any of the following events shall be deemed an event of default ("Event of Default") hereunder:

               (a) The occurrence of an Event of Default as defined in the Lease Agreement; or

               (b) Lessor shall fail to observe, perform or discharge any of Lessor's Obligations, and (i) such failure shall remain uncured for thirty (30) days after written notice thereof shall have been given to Lessor by Agent, or (ii) if such failure is of such a nature that it cannot be cured within such thirty (30) day period, Lessor shall fail to commence to cure such failure within such thirty (30) day period or shall fail to diligently prosecute such curative action thereafter.

        5.02. Rights and Remedies. At any time after the occurrence and during the continuance of an Event of Default, Agent and Trustee shall each have all of the following rights and remedies:

               (a) Appointment of a Receiver. To apply to any court of competent jurisdiction for, and obtain appointment of, a receiver for the Property.

               (b) Specific Performance. To bring an action in any court of competent jurisdiction to obtain specific enforcement of any of the covenants or agreements of Lessor in this Deed of Trust or any of the other Operative Documents.

               (c) Collection of Issues and Profits. To collect Issues and Profits.

               (d) Protection of Property. To enter, take possession of, manage and operate all or any part of the Property or take any other actions which it reasonably determines are necessary to protect the Property and the rights and remedies of Agent under this Deed of Trust and the other Operative Documents, including (i) taking and possessing all of Lessor's books and records; (ii) entering into, enforcing, modifying, or canceling subleases on such terms and conditions as Agent may consider proper; (iii) obtaining and evicting tenants; (iv) fixing or modifying sublease rents; (v) collecting and receiving any payment of money owing to Lessee; (vi) completing any unfinished Improvements; and/or (vii) contracting for and making repairs and alterations.

               (e) Uniform Commercial Code Remedies. To exercise any or all of the remedies granted to a secured party under the California Uniform Commercial Code.

               (f) Judicial Foreclosure. To bring an action in any court of competent jurisdiction to foreclose the security interest in the Property granted to Agent by this Deed of Trust or any of the other Operative Documents.

               (g) Power of Sale. To cause some or all of the Property, including any Personal Property Collateral, to be sold under a power of sale or otherwise disposed of in any combination and in any manner permitted by applicable Governmental Rules.

                      (i) Sales of Personal Property. Agent may dispose of any
               Personal Property Collateral separately from the sale of Real Property Collateral, in any manner permitted by Division 9 of the California Uniform Commercial Code, including any public or private sale, or in any manner permitted by any other applicable Governmental Rule. Any proceeds of any such disposition shall not cure any Event of Default or reinstate any Lessor Obligation for purposes of Section 2924c of the California Civil Code. In connection with any such sale or other disposition, Lessor agrees that the following procedures constitute a commercially reasonable sale:

                             (A) Agent shall mail written notice of the sale to
                      Lessor not later than thirty (30) days prior to such sale.

                             (B) Once per week during the three weeks
                      immediately preceding such sale, Agent will publish notice of the sale in a local daily newspaper of general circulation.

                             (C) Upon receipt of any written request, Agent will
                      make the Property available to any bona fide prospective purchaser for inspection during reasonable business hours.

                             (D) Notwithstanding anything to the contrary
                      herein, Agent shall be under no obligation to consummate a sale if, in its judgment, none of the offers received by it equals the fair value of the Property offered for sale.

                             (E) If Agent so requests, Lessor shall assemble all
                      of the Personal Property Collateral and make it available to Agent at the site of the Land. Regardless of any provision of this Deed of Trust or any other Operative Document, Agent shall not be considered to have accepted any property other than cash or immediately available funds in satisfaction of any Lessor Obligation, unless Agent has given express written notice of its election of that remedy in accordance with California Uniform Commercial Code Section 9505.

               The foregoing procedures do not constitute the only procedures that may be commercially reasonable.

                      (ii) Agent's Sales of Real Property or Mixed Collateral.
               Agent may choose to dispose of some or all of the Property which consists solely of Real Property Collateral in any manner then permitted by applicable Governmental Rules, including without limitation a nonjudicial trustee's sale pursuant to California Civil Code ss.ss. 2924 et seq. In its discretion, Agent may also or alternatively choose to dispose of some or all of the Property, in any combination consisting of both Real Property Collateral and Personal Property Collateral, together in one sale to be held in accordance with the law and procedures applicable to real property, as permitted by Section 9501(4) of the California Uniform Commercial Code. Lessor agrees that such a sale of Personal Property Collateral together with Real Property Collateral constitutes a commercially reasonable sale of the Personal Property Collateral. (For purposes of this power of sale, either a sale of Real Property Collateral alone, or a sale of both Real Property Collateral and Personal Property Collateral together in accordance with California Uniform Commercial Code
               Section 9501(4), will sometimes be referred to as an "Agent's Sale.")

                             (A) Before any Agent's Sale, Agent shall give such
                      notice of default and election to sell as may then be required by applicable Governmental Rules.

                             (B) When all time periods then legally mandated
                      have expired, and after such notice of sale as may then be legally required has been given, Agent shall sell the property being sold at a public auction to be held at the time and place specified in the notice of sale.

                             (C) Agent shall have no obligation to make demand
                      on Lessor before any Agent's Sale.

                             (D) From time to time in accordance with then
                      applicable law, Agent may postpone any Agent's Sale by public announcement at the time and place noticed for that sale.

                             (E) At any Agent's Sale, Agent shall sell to the
                      highest bidder at public auction for cash in lawful money of the United States.

                             (F) Agent shall execute and deliver to the
                      purchaser(s) a deed or deeds conveying the Property being sold without any covenant or warranty whatsoever, express or implied. The recitals in any such deed of any matters or facts, including any facts bearing upon the regularity or validity of any Agent's Sale, shall be conclusive proof of their truthfulness. Any such deed shall be conclusive against all Persons as to the facts recited in it.

               (h)    Foreclosure Sales.

                      (i) Single or Multiple. If the Property consists of more
               than one lot, parcel or item of property, Agent may:

                             (A) Designate the order in which the lots, parcels
                      and/or items shall be sold or disposed of or offered for sale or disposition; and

                             (B) Elect to dispose of the lots, parcels and/or
                      items through a single consolidated sale or disposition to be held or made under the power of sale granted under this Deed of Trust, or in connection with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale; or through two or more such sales or dispositions; or in any other manner Agent may deem to be in its best interests (any such sale or disposition, a "Foreclosure Sale;" any two or more, "Foreclosure Sales").

               If Agent chooses to have more than one Foreclosure Sale, Agent at its option may cause the Foreclosure Sales to be held simultaneously or successively, on the same day, or on such different days and at such different times and in such order as it may deem to be in its best interests. No Foreclosure Sale shall terminate or affect the security interests granted to Agent in the Property by this Deed of Trust on any part of the Property which has not been sold, until all of the Lessor Obligations have been performed in full.

                      (ii) Credit Bids. At any Foreclosure Sale, any Person,
               Participant or Agent may bid for and acquire the Property or any part of it to the extent permitted by then applicable Governmental Rules. Instead of paying cash for that property, Agent may settle for the purchase price by crediting the sales price of the Property against the Lessor Obligations in any order and proportions as Agent in its sole discretion may choose.

               (i) Other Rights and Remedies. To exercise any other right, power or remedy permitted to it by any applicable Governmental Rule, either by suit in equity or by action at law, or both.

        5.03. Remedies Cumulative. The rights and remedies of Agent under this Deed of Trust and the other Operative Documents are cumulative and may be exercised singularly, successively, or together.

        5.04. No Cure or Waiver. The exercise by Agent of any of its other rights and remedies under this Deed of Trust or any other Operative Document (including the collection of Issues and Profits) shall not constitute a cure or waiver of any Event of Default or nullify the effect of any notice of default or sale, unless and until all Lessor Obligations are performed in full.

        5.05. Exercise of Rights and Remedies. The rights and remedies provided to Agent under this Deed of Trust may be exercised by Agent itself, by a court-appointed receiver or by any other Person appointed by any of the foregoing to act on its behalf. All of the benefits afforded to Agent under this Deed of Trust and the other Operative Documents shall accrue to the benefit of the Participants to the extent provided in Subparagraph 2.02(c) of the Participation Agreement.

SECTION 6.     MISCELLANEOUS PROVISIONS

        6.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessor or Agent under this Deed of Trust shall be given as provided in Paragraph
7.01 of the Participation Agreement.

        6.02. Waivers; Amendments. Any term, covenant, agreement or condition of this Deed of Trust may be amended or waived only as provided in the Participation Agreement. No failure or delay by Agent in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

        6.03. Successors and Assigns. This Deed of Trust shall be binding upon and inure to the benefit of the Lessor Parties and their permitted successors and assigns; provided, however, that the Lessor Parties shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement.

        6.04. No Third Party Rights. Nothing expressed in or to be implied from this Deed of Trust is intended to give, or shall be construed to give, any

Person, other than the Lessor Parties and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Deed of Trust or under or by virtue of any provision herein.

        6.05. Partial Invalidity. If at any time any provision of this Deed of Trust is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Deed of Trust nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

        6.06. Governing Law. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

        6.07. Counterparts. This Deed of Trust may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

        6.08. Further Assurances. Lessor shall, upon demand by Agent or Trustee, execute, acknowledge (if appropriate) and deliver any and all documents and instruments and do or cause to be done all further acts reasonably necessary or appropriate to effectuate the provisions hereof.

        6.09. Merger. No merger shall occur as a result of Agent's acquiring any other estate in, or any other lien on, the Property unless Agent consents to a merger in writing.

        6.10. Waiver of Marshalling Rights. Lessor, for itself and for all parties claiming through or under Lessor, and for all parties who may acquire a lien on or interest in the Property, hereby waives all rights to have the Property and/or any other property which is now or later may be security for any Secured Obligation marshalled upon any foreclosure of this Deed of Trust or on a foreclosure of any other security for any of the Secured Obligations.

        6.11. Exhibits. Exhibit A is incorporated into this Deed of Trust by this reference.

        6.12 Subordinate Deed of Trust. This Deed of Trust is junior and subordinate to the Lease Agreement and the Purchase Agreement.

                  [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, Lessor has caused this Deed of Trust to be executed as of the day and year first above written.

                                             LEASE PLAN U.S.A., INC.,
                                             a Georgia  corporation


                                             By: _____________________________
                                                 Name: _______________________
                                                 Title: ______________________


                      (ALL SIGNATURES MUST BE ACKNOWLEDGED)

STATE OF CALIFORNIA                 )
                                    )
COUNTY OF________________           )

               On ___________ ___, 1997 before me, _______________________, a
Notary Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

               WITNESS my hand and official seal.

               [SEAL]

                                    EXHIBIT A
                          LEGAL DESCRIPTION OF THE LAND


ALL THAT CERTAIN REAL PROPERTY LOCATED IN THE COUNTY OF SANTA CLARA, CALIFORNIA, DESCRIBED AS FOLLOWS:
















APN:  __________

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:



Thomas Y. Coleman, Esq.
Orrick, Herrington & Sutcliffe LLP
Old Federal Reserve Bank Building
400 Sansome Street
San Francisco, California  94111

--------------------------------------------------------------------------------




                           CONSTRUCTION DEED OF TRUST
                          DATED AS OF NOVEMBER 12, 1997
                                       BY
                            LEASE PLAN U.S.A., INC.,
                              AS TRUSTOR ("LESSOR")
                                       TO
                         SANTA CLARA LAND TITLE COMPANY,
                                   AS TRUSTEE
                               FOR THE BENEFIT OF
                          ABN AMRO BANK N.V., AS AGENT,
                            AS BENEFICIARY ("AGENT")




                        RELATING TO PROPERTY SITUATED IN:
                         SANTA CLARA COUNTY, CALIFORNIA

RECORDING REQUESTED BY
AND WHEN RECORDED, RETURN TO:

Orrick, Herrington & Sutcliffe
Old Federal Reserve Bank Building
400 Sansome Street
San Francisco, CA  94111
Attn:  James W. Miller, Esq.

-------------------------------------------------------------------------------

                  FIRST AMENDMENT TO CONSTRUCTION DEED OF TRUST

        THIS FIRST AMENDMENT TO CONSTRUCTION DEED OF TRUST (this "Amendment"), dated as of November 14, 1997, is entered into by and between LEASE PLAN U.S.A., INC., a Georgia corporation, as trustor ("Lessor") with an address at 135 South LaSalle Street, Chicago, IL 60603, and ABN AMRO BANK N.V., with an address at 101 California Street, Suite 4550, San Francisco, CA 94111-5812, in its capacity as Agent, as beneficiary (in such capacity, "Agent"), under the Participation Agreement, dated as of November 12, 1997 (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement"), among KLA-Tencor Corporation, a Delaware corporation ("Lessee"), Lessor, Agent, and the financial institutions from time to time parties to the Participation Agreement (the "Participants").

                                    RECITALS

        A. Lessor and Agent are parties to a certain Construction Deed of Trust dated as of November 12, 1997, and recorded on November 12, 1997, in the Official Records of Santa Clara County, California, as Document No. 13935261 (the "Lessor Deed of Trust").

        B. Pursuant to the terms of the Participation Agreement, Lessor has acquired that certain real property described on Exhibit A attached hereto (the "Tract 4 Land") and made a part hereof.

        C. Lessor and Agent now desire to amend the Lessor Deed of Trust to add the Tract 4 Land to the property under the Lessor Deed of Trust.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Agent hereby agree as follows:

        1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in Schedule 1.01 to the Participation Agreement. The rules of construction set forth in Schedule

1.02 to the Participation Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

        2. AMENDMENT TO LESSOR DEED OF TRUST. The Lessor Deed of Trust is hereby amended by adding to Exhibit A thereto the property description set forth in Exhibit A to this Amendment. Without limiting the effect of such addition, Lessor and Agent specifically acknowledge and agree that, on and after the date hereof, (a) the lien of the Lessor Deed of Trust includes all of Lessor's right, title and interest in and to the Tract 4 Land and (b) the terms "Land" and "Property" as defined in the Lessor Deed of Trust include the Tract 4 Land.

        3. EFFECT OF THIS AMENDMENT. On and after the date of this Amendment, each reference in the Lessor Deed of Trust and the other Operative Documents to the Lessor Deed of Trust shall mean the Lessor Deed of Trust as amended hereby. Except as specifically amended above, (a) the Lessor Deed of Trust and the other Operative Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lessor, the Participants or Agent, nor constitute a waiver of any provision of the Lessor Deed of Trust or any other Operative Document.

        4. MISCELLANEOUS.

                (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

                (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.


                          [The signature page follows.]

               IN WITNESS WHEREOF, Lessor and Agent have caused this Amendment to be executed as of the day and year first above written.



AGENT:                               ABN AMRO BANK N.V.



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



LESSOR:                              LEASE PLAN U.S.A., INC.



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

 STATE OF                       )
         -----------------------)
                                )
 COUNTY OF                      )
          ----------------------


        On _____________, 1997 before me, _______________________, a Notary
Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.

        [SEAL]

                             --------------------------------------------------

 STATE OF                       )
         -----------------------)
                                )
 COUNTY OF                      )
          ----------------------


        On _____________, 1997 before me, _______________________, a Notary
Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.

        [SEAL]

                                  --------------------------------------------

 STATE OF                       )
         -----------------------)
                                )
 COUNTY OF                      )
          ----------------------

        On _____________, 1997 before me, _______________________, a Notary
Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

       WITNESS my hand and official seal.

        [SEAL]

                                 ---------------------------------------------

                                    EXHIBIT A

                                  TRACT 4 LAND

        THAT CERTAIN REAL PROPERTY SITUATED IN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, AND DESCRIBED AS FOLLOWS:

                            ASSIGNMENT OF CONSTRUCTION AGREEMENTS


        THIS ASSIGNMENT OF CONSTRUCTION AGREEMENTS (this "Agreement" herein), dated as of November 12, 1997, is executed by

               (1)    KLA-TENCOR CORPORATION, a Delaware corporation ("Lessee"),

                                   in favor of

               (2) LEASE PLAN U.S.A., INC., a Georgia corporation ("Lessor").

                                           RECITALS

        A. Lessee has requested Lessor and the financial institutions which are "Participants" under the Participation Agreement referred to in Recital B below (such financial institutions to be referred to collectively as the "Participants") to provide to Lessee a certain lease facility. Pursuant to such facility: --------- ------------

                (1) Lessor would (a) acquire certain property designated by Lessee (either through purchase or lease), (b) lease to Lessee such property and certain other property currently held by Lessor, (c) appoint Lessee as Lessor's agent to make certain improvements to a portion of such property, (d) make advances to finance such improvements and to pay certain related expenses, and (e) grant to Lessee the right to purchase such property; and

                (2) The Participants would participate in such lease facility by
        (a) funding the purchase price and other advances to be made by Lessor and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

        B. Pursuant to a Participation Agreement dated of even date herewith (the "Participation Agreement") among Lessee, Lessor, the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"), Lessor and the Participants have agreed to provide such lease facility upon the terms and subject to the conditions set forth therein, including, without limitation, the execution and delivery of this Agreement.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. INTERPRETATION.

        1.01. Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Agreement or any other Operative Document, shall have the respective meaning given to that term in such Schedule
1.01 or in the provision of this Agreement or other document, instrument or agreement referenced in such Schedule 1.01.

        1.02. Rules of Construction. Unless otherwise indicated in this Agreement or any other Operative Document, the rules of construction set forth in Schedule 1.02 to the Participation Agreement shall apply to this Agreement and the other Operative Documents.

SECTION 2. ASSIGNMENT.

        2.01. Assignment. Lessee hereby assigns to Lessor all of Lessee's right, title and interest in, to and under all existing and future agreements and contracts between Lessee and any other Person (collectively, the "Construction Agreements") relating to the construction of any and all New Improvements on any portion of the Land described in Exhibit A to the Lease Agreement, including, without limitation, the agreements and contracts described in Exhibit A and all future Construction Agreements which may be entered into by Lessee. Upon execution of any new Construction Agreement, Lessee shall promptly notify Lessor of such Construction Agreement. Upon Lessor's request, Lessee shall provide Lessor with copies of the Construction Agreements.

        2.02. Absolute Assignment. This Agreement constitutes a present and absolute assignment to Lessor; provided, however, that Lessor may not enforce the terms of the Construction Agreements except during continuance of an Event of Default. Upon the occurrence of any Event of Default, Lessor may, in its sole discretion, give notice to any of the contractors referred to in the Construction Agreements or any other party to the Construction Agreements (collectively, the "Contractors") of its intent to enforce the rights of Lessee under the Construction Agreements and may initiate or participate in any legal proceedings respecting the enforcement of said rights. Lessee acknowledges that, by accepting this assignment, Lessor does not assume any of Lessee's obligations under the Construction Agreements.

        2.03. Contractor's Consent. In connection with the execution and delivery to Lessor of this Agreement, Lessee shall obtain and deliver to Lessor consents from each Contractor under each Construction Agreement in the form attached hereto as Exhibit B (a "Contractor's Consent to Assignment"). Lessee shall obtain and provide to Lessor a Contractor's Consent to Assignment for any new Construction Agreements entered into by Lessee after the date hereof.

SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE.

        3.01. Representations and Warranties. Lessee represents and warrants to Lessor that (a) all Construction Agreements entered into by Lessee are in full force and effect and are enforceable and no default, or event which would constitute a default after notice or the passage of time, or both, exists with respect to said Construction Agreements; (b) all copies of the Construction Agreements delivered to Lessor are complete and correct; and (c) Lessee has not assigned any of its rights under the Construction
Agreements.

        3.02. Covenants. Lessee agrees (a) to pay and perform all obligations of Lessee under the Construction Agreements; (b) to enforce the payment and performance of all obligations of any other Person under the Construction Agreements; (c) not to revise, amend or modify the existing Construction Agreements if such revision, amendment or modification (either alone or together with all prior revisions, amendments or modifications to such Construction Agreements) would result in Lessee's failure to comply with the provisions of
Section 3.01 of the Construction Agency Agreement nor to enter into any future Construction Agreements without Lessor's prior written approval which shall not be unreasonably withheld, except as otherwise may be permitted by the Operative Documents; and (d) not to further assign, for security or any other purposes, its rights under the Construction Agreements without Lessor's prior written approval.

SECTION 4. MISCELLANEOUS.

        4.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessee or Lessor under this Agreement shall be given as provided in Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement.

        4.02. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived only as provided in the Participation Agreement. No failure or delay by any Lessor Party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

        4.03. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Lessor Parties and Lessee and their permitted successors and assigns; provided, however, that the Lessor Parties and Lessee shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement.


        4.04. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and Lessee and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

        4.05. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

        4.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                          [The signature page follows.]

        IN WITNESS WHEREOF, Lessee has caused this Agreement to be executed as of the day and year first above written.

LESSEE:                                 KLA-TENCOR CORPORATION


                                        By: __________________________________
                                            Name: ____________________________
                                            Title: ___________________________

                                    EXHIBIT A
                             CONSTRUCTION AGREEMENTS

                                      NONE

                                    EXHIBIT B
                       CONTRACTOR'S CONSENT TO ASSIGNMENT

        1. Reference is made to (a) the property located at [___________] (the "Property") and (b) the agreement[s] described in Attachment 1 hereto between KLA-Tencor Corporation ("Lessee") and the undersigned ("Contractor").

        2. Lessee has notified Contractor that, pursuant to an Assignment of Construction Agreements dated as of November 12, 1997 between Lessee and Lease Plan U.S.A., Inc. ("Lessor") (the "Assignment"), Lessee has assigned to Lessor the agreement[s] described in Attachment 1 hereto and all future agreements and contracts between Lessee and Contractor relating to the construction, maintenance or repair of any improvements to the Property (collectively, the "Construction Agreements").

        3. Contractor hereby consents to the Assignment and agrees as follows for the benefit of Lessor:

               (a) Except with the prior written approval of Lessor, Contractor shall not perform any construction work pursuant to any change in the plans and specifications as set forth or attached to the Construction Agreements where such change would affect the structural integrity, quality of building material or equipment or overall efficiency of operating systems or utility systems of the improvements. The liens of Lessor's security interests shall have priority over any claim of lien of Contractor arising out of or in any way connected with any construction work performed by Contractor on the Property.

               (b) If requested by Lessor in the exercise of Lessor's rights under the Assignment, Contractor shall continue to perform its obligations under the Construction Agreements in accordance with the terms thereof. Contractor acknowledges that Lessor may have no means of discovering when or if Contractor claims a default under the Construction Agreements and agrees that it will give Lessor prior written notice of any default claimed by Contractor under the Construction Agreements. Said notice shall set forth a description of the default and a request to Lessor to cure the same within thirty (30) days. Said notice shall be deemed served upon delivery or, if mailed, upon the first to occur of receipt or the expiration of seventy-two (72) hours after deposit in United States Postal Service certified mail, postage prepaid and addressed to the address of Lessor appearing below. No termination of the Construction Agreements by Contractor shall be binding upon Lessor unless Lessor has received such notice and has failed to cure the described default within said thirty (30) days. Contractor further acknowledges that, unless and until Lessor elects to exercise its rights under the Assignment and requests Contractor's performance under the Construction Agreements in writing, Lessor neither undertakes nor assumes any obligations or liability under the Construction Agreements.

        (c) Contractor shall hold in trust all money disbursed to or otherwise received by Contractor from or on account of Lessee in connection with the construction of the improvements and shall use such money solely for the payment of costs incurred in the construction of the improvements, including Contractor's fees, and for no other purpose, until all bills, claims and demands for such costs have been paid in full.

        IN WITNESS WHEREOF, Contractor has executed this Consent on this ___________ day of __________, ____.


                                     [                                    ]
                                      ------------------------------------

                                     By:
                                        -----------------------------------
                                         Name:
                                               ----------------------------
                                         Title:
                                               ----------------------------


                                     Contractor's Address:

                                     [                                    ]
                                      ------------------------------------
                                     [                                    ]
                                      ------------------------------------
                                     [                                    ]
                                      ------------------------------------
                                     [                                    ]
                                      ------------------------------------

                                     Lessor's Address:
                                     ----------------

                                     Lease Plan U.S.A., Inc.
                                     c/o ABN AMRO Bank N.V.
                                     135 So. LaSalle Street
                                     Suite 711
                                     Chicago, IL  60603
                                     Attn:  David M. Shipley

                                                                 EXECUTION COPY

================================================================================









                      ASSIGNMENT OF CONSTRUCTION AGREEMENTS


                                       BY



                             KLA-TENCOR CORPORATION



                                   IN FAVOR OF



                             LEASE PLAN U.S.A., INC.





                                NOVEMBER 12, 1997









================================================================================

                            LESSOR SECURITY AGREEMENT

        THIS LESSOR SECURITY AGREEMENT (this "Agreement" herein), dated as of November 12, 1997, is executed by:

               (1)    LEASE PLAN U.S.A., INC., a Georgia corporation ("Lessor"),

                                   in favor of

               (2) ABN AMRO BANK N.V., as agent for the Participants under the Participation Agreement referred to in Recital B below (in such capacity, "Agent").

                                    RECITALS

        A. KLA-Tencor Corporation, a Delaware corporation ("Lessee"), has requested Lessor and the financial institutions which are "Participants" under the Participation Agreement referred to in Recital B below (such financial institutions to be referred to collectively as the "Participants") to provide to Lessee a certain lease facility. Pursuant to such facility:

               (1) Lessor would (a) acquire certain property designated by Lessee (either through purchase or lease), (b) lease to Lessee such property and certain other property currently held by Lessor, (c) appoint Lessee as Lessor's agent to make certain improvements to a portion of such property, (d) make advances to finance such improvements and to pay certain related expenses, and (e) grant to Lessee the right to purchase such property; and

               (2) The Participants would participate in such lease facility by
        (a) funding the purchase prices and other advances to be made by Lessor and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

        B. Pursuant to a Participation Agreement dated of even date herewith (the "Participation Agreement") among Lessee, Lessor, the Participants and Agent, Lessor and the Participants have agreed to provide such lease facility upon the terms and subject to the conditions set forth therein, including, without limitation, the execution and delivery of this Agreement.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.        INTERPRETATION.

        1.01. Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Agreement or any other Operative Document, shall have the respective meaning given to that term in such Schedule
1.01 or in the provision of this Agreement or other document, instrument or agreement referenced in such Schedule 1.01. All terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

        1.02. Rules of Construction. Unless otherwise indicated in this Agreement or any other Operative Document, the rules of construction set forth in Schedule 1.02 to the Participation Agreement shall apply to this Agreement and the other Operative Documents.

SECTION 2.        GRANT OF SECURITY INTEREST.

        2.01. Grant. As security for the Lessor Obligations, Lessor hereby irrevocably and unconditionally pledges and assigns to Agent, for the benefit of the Participants and Agent, and grants to Agent, for the benefit of the Participants and Agent, a security interest in all estate, right, title and interest of Lessor, whether now owned or hereafter acquired, in and to the following property (such estate, right, title and interest in such property herein, collectively and severally, the "Lessor Collateral"):

               (a) Operative Documents. The Participation Agreement, the Construction Agency Agreement, the Purchase Agreement, the Lessee Security Documents and all other Operative Documents (other than the Lease Agreement); all exhibits, schedules and other attachments thereto; and all documents, instruments or agreements issued or executed in replacement thereof; each as amended, modified and supplemented from time to time and in effect at any given time;

               (b) Collateral. All Collateral for the Lessee Obligations under the Operative Documents; and

               (c) Proceeds. All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Lessor Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Lessor Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Lessor Collateral).

SECTION 3.        REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSOR.

        3.01. Representations and Warranties. Lessor represents and warrants to Agent and the Participants as follows:

               (a) Lessor is the legal and beneficial owner of the Lessor Collateral (or, in the case of after-acquired Lessor Collateral, at the time Lessor acquires rights in the Lessor Collateral, will be the legal and beneficial owner thereof).

               (b) Lessor has not transferred to any other Person any of its right, title or interest in the Lessor Collateral, whether by way of Lien or otherwise.

               (c) Lessor's chief executive office is located at 180 Interstate Parkway North, Atlanta, Georgia 30339.

        3.02. Covenants. Lessor hereby covenants to Agent and the Participants as follows:

               (a) Lessor shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are necessary or desirable, or which Agent may request, to establish, maintain, preserve, protect and perfect the Lessor Collateral, the Lien granted to Agent therein and the first priority of such Lien or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Lessor Collateral.

               (b) Lessor shall not sell, transfer or assign any of its right, title or interest in the Lessor Collateral to any Person (other than Agent), whether by way of Lien or otherwise.

               (c) Without prompt written notice to Agent, Lessor shall not change Lessor's name or chief executive office.

SECTION 4.        RIGHTS AND REMEDIES OF AGENT.

        4.01. Authorized Action by Agent. Lessor hereby irrevocably appoints Agent as its attorney-in-fact and agrees that Agent may perform (but Agent shall not be obligated to and shall incur no liability to Lessor or any third party for failure so to do) any act which Lessor is obligated by this Agreement to perform, and to exercise such rights and powers as Lessor might exercise with respect to the Lessor Collateral, including, without limitation, the right to
(a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Lessor Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Lessor Collateral; (c) insure, process, preserve and enforce the Lessor Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Lessor Collateral; (e) pay any Indebtedness of Lessor relating to the Lessor Collateral; and (f) execute UCC financing statements. Lessor agrees that such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Lessor Collateral when in Agent's possession; provided, however, that Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Lessor Obligations or with respect to the Lessor Collateral.

        4.02. Other Rights and Remedies Upon Default. In addition to all other rights and remedies granted to Agent by this Agreement and the other Operative Documents, the UCC and other applicable Governmental Rules, Agent may, if Lessor fails to perform any of the Lessor Obligations, exercise any one or more of the following rights and remedies: (a) collect, receive, appropriate or realize upon the Lessor Collateral or otherwise foreclose or enforce Agent's security interests in any or all Lessor Collateral in any manner permitted by applicable Governmental Rules or in this Security Agreement; (b) notify Lessee to make any or all payments to be made by Lessee under the Operative Documents to Agent; (c) sell or otherwise dispose of any or all Lessor Collateral at one or more public or private sales, whether or not such Lessor Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Agent may determine; (d) require Lessor to assemble the Lessor Collateral and make it available to Agent at a place to be designated by Agent; and (e) prior to the disposition of the Lessor Collateral, store, process, repair or recondition any Lessor Collateral consisting of goods, perform any obligations and enforce any rights of Lessor under any Operative Documents or otherwise prepare and preserve Lessor Collateral for disposition in any manner and to the extent Agent deems appropriate. In any case where notice of any sale or disposition of any Lessor Collateral is required, Lessor hereby agrees that thirty (30) days notice of such sale or disposition is reasonable.

SECTION 5.        MISCELLANEOUS.

        5.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessor or Agent under this Agreement shall be given as provided in Paragraph
7.01 of the Participation Agreement.

        5.02. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived only as provided in the Participation Agreement. No failure or delay by Agent in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

        5.03. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Lessor Parties and their permitted successors and assigns; provided, however, that the Lessor Parties shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement.

        5.04. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

        5.05. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

        5.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

        5.07. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                          [The signature page follows.]

        IN WITNESS WHEREOF, Lessor has caused this Agreement to be executed as of the day and year first above written.

LESSOR:                                   LEASE PLAN U.S.A., INC.



                                          By: ___________________________
                                          Name: _________________________
                                          Title: ________________________

                                                                  EXECUTION COPY


===============================================================================




                            LESSOR SECURITY AGREEMENT

                                       BY

                             LEASE PLAN U.S.A., INC.

                                   IN FAVOR OF

                               ABN AMRO BANK N.V.,

                                    AS AGENT

                                NOVEMBER 12, 1997




===============================================================================

                                      PURCHASE AGREEMENT



        THIS PURCHASE AGREEMENT (this "Agreement" herein), dated as of November 12, 1997, is entered into by and between:

        (1)    KLA-TENCOR CORPORATION, a Delaware corporation ("Lessee"); and

        (2) LEASE PLAN U.S.A., INC., a Georgia corporation ("Lessor").



                                    RECITALS

        A. Lessee has requested Lessor and the financial institutions which are "Participants" under the Participation Agreement referred to in Recital B below (such financial institutions to be referred to collectively as the "Participants") to provide to Lessee a certain lease facility. Pursuant to such facility:

                (1) Lessor would (a) acquire certain property designated by Lessee (either through purchase or lease), (b) lease to Lessee such property and certain other property currently held by Lessor, (c) appoint Lessee as Lessor's agent to make certain improvements to a portion of such property, (d) make advances to finance such improvements and to pay certain related expenses, and (e) grant to Lessee the right to purchase such property; and

                (2) The Participants would participate in such lease facility by
        (a) funding the purchase prices and other advances to be made by Lessor and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

        B. Pursuant to a Participation Agreement dated of even date herewith (the "Participation Agreement") among Lessee, Lessor, the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"), Lessor and the Participants have agreed to provide such lease facility upon the terms and subject to the conditions set forth therein, including without limitation the execution and delivery of this Agreement setting forth the terms for the purchase of the Property by Lessee from Lessor.



                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. INTERPRETATION.

        1.01. Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Agreement or any other Operative Document, shall have the respective meaning given to that term in such Schedule
1.01 or in the provision of this Agreement or other document, instrument or agreement referenced in such Schedule 1.01.

        1.02. Rules of Construction. Unless otherwise indicated in this Agreement or any other Operative Document, the rules of construction set forth in Schedule 1.02 to the Participation Agreement shall apply to this Agreement and the other Operative Documents.



SECTION 2. OPTIONAL PURCHASE BY LESSEE DURING THE TERM.

        2.01. Term Purchase Option. Subject to the terms and conditions of this Agreement and the other Operative Documents (including those set forth below in this Paragraph 2.01), Lessee may, at its option on any Business Day prior to the Scheduled Expiration Date of the Lease Agreement, terminate the Lease Agreement and purchase all of the Property (the "Term Purchase Option").

                (a) Notice of Term Purchase Option Exercise. Lessee shall notify Lessor of Lessee's exercise of the Term Purchase Option by delivering to Lessor an irrevocable written notice in the form of Exhibit A(1), appropriately completed (the "Notice of Term Purchase Option Exercise"), which states that Lessee is exercising its right to terminate the Lease Agreement prior to the Scheduled Expiration Date thereof pursuant to Paragraph 4.01 of the Lease Agreement and purchase all of the Property pursuant to this Paragraph 2.01 and specifies the Business Day on which such termination and purchase are to occur (which date, after the delivery of such notice, shall be the Expiration Date). Lessee shall give the Notice of Term Purchase Option Exercise to Lessor at least one
        (1) month prior to the Business Day on which such termination and purchase are to occur. The Notice of Term Purchase Option Exercise shall be delivered as required by Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement; provided, however, that Lessee shall promptly deliver the original of any Notice of Term Purchase Option Exercise initially delivered by facsimile.

               (b) Term Purchase Option Purchase Price. Lessee shall pay to Lessor on the Expiration Date, as the purchase price for the Property, an amount equal to the Outstanding Lease Amount on such date.

               (c) Effect of Certain Events. Lessee may exercise the Term Purchase Option as provided in this Paragraph 2.01, notwithstanding (i) the prior election by Lessee to exercise the Partial Purchase Option pursuant to Paragraph 2.02, the Marketing Option pursuant to Paragraph
        3.01 and Paragraph 3.02 or the Expiration Date Purchase Option pursuant to Paragraph 3.01 and Paragraph 3.03, provided that Lessor completes the purchase of the Property pursuant to the Term Purchase Option and this Agreement prior to the Scheduled Expiration Date and Lessor has not previously entered into an agreement with a Designated Purchaser or an Assignee Purchaser to sell the Property or (ii) the occurrence of any Event of Default or the exercise by the Lessor Parties of any of their rights or remedies under the Operative Documents following the occurrence of such Event of Default, provided that such exercise by Lessee of the Term Purchase Option after the occurrence of any Event of Default shall not require the Lessor Parties to cease exercising such rights and remedies unless and until Lessee completes the purchase of the Property pursuant to the Term Purchase Option and this Agreement.

        2.02. Partial Purchase Option. Subject to the terms and conditions of this Agreement and the other Operative Documents (including those set forth below in this Paragraph 2.02), Lessee may, at its option on any Business Day prior to the Scheduled Expiration Date of the Lease Agreement, without terminating the Lease Agreement, purchase one or more Tracts (but less than all) of the Property (the "Partial Purchase Option").

               (a) Notice of Partial Purchase Option Exercise. Lessee shall notify Lessor of Lessee's exercise of the Partial Purchase Option by delivering to Lessor an irrevocable written notice in the form of Exhibit A(2), appropriately completed (the "Notice of Partial Purchase Option Exercise"), which states that Lessee is exercising its right to purchase one or more (but less than all) Tracts of the Property prior to the Scheduled Expiration Date pursuant to this Paragraph 2.02 and specifies (i) the Tract(s) so to be purchased and (ii) the Business Day on which such purchase is to occur (a "Partial Purchase Date"). Lessee shall give each Notice of Partial Purchase Option Exercise to Lessor at least one (1) month prior to the Partial Purchase Date on which a purchase is to occur. Each Notice of Partial Purchase Option Exercise shall be delivered as required by Subparagraph 2.02(c) and Paragraph
        7.01 of the Participation Agreement; provided, however, that Lessee shall promptly deliver the original of any Notice of Partial Purchase Option Exercise initially delivered by facsimile.

                (b) Partial Purchase Option Purchase Price. Lessee shall pay to Lessor on each Partial Purchase Date, as the purchase price for each Tract of Property to be purchased on such date, an amount equal to the portion of the Outstanding Lease Amount on such date attributable to such Tract of Property.

               (c) Conditions to Exercise of Partial Purchase Option. The purchase by Lessee on any Partial Purchase Date of any Tract of Property pursuant to this Paragraph 2.02 is subject to receipt by Lessor, on or prior to such Partial Purchase Date, of new Expiration Date Appraisals for all Tracts of Property that are to remain subject to the Lease Agreement after such Partial Purchase Date, which appraisals (i) each shall be dated a recent date prior to such Partial Purchase Date and
        (ii) together shall assess the aggregate Fair Market Value of all such remaining Tracts of Property at not less than the Outstanding Lease Amount that will remain after application of all amounts to be applied thereto on such Partial Purchase Date.

SECTION 3. OBLIGATIONS OF LESSEE ON THE EXPIRATION DATE.

        3.01. Alternative. Unless Lessee has exercised the Term Purchase Option, on the Expiration Date of the Lease Agreement, Lessee shall either:

                (a) Marketing Option. Cause another Person to complete the purchase of the Property pursuant to Paragraph 3.02 (the "Marketing Option"); or

                (b) Expiration Date Purchase Option. Purchase the Property itself pursuant to Paragraph 3.03 (the "Expiration Date Purchase Option").

Lessee shall elect either the Marketing Option or the Expiration Date Purchase Option by delivering to Lessor, not more than nine (9) months nor less than six
(6) months prior to the Scheduled Expiration Date for the Lease Agreement, either (i) a written notice in the form of Exhibit B, appropriately completed (the "Notice of Marketing Option Exercise"), or (ii) a written notice in the form of Exhibit C, appropriately completed (the "Notice of Expiration Date Purchase Option Exercise"); provided, however, that (A) Lessee shall be deemed to have elected the Expiration Date Purchase Option if it fails to deliver either notice as required by this sentence; (B) Lessee's election of the Expiration Date Purchase Option (whether expressly by a notice so delivered or implicitly by the failure to deliver any notice) shall be irrevocable; and (C) Lessee may not elect the Marketing Option if (1) the Expiration Date has been accelerated to an earlier Termination Date following a Marketing Option Event of Default under the Lease Agreement or (2) the conditions set forth in Paragraph
3.04 of the Participation Agreement are not satisfied on the date Lessee delivers its election notice or on the Expiration Date of the Lease Agreement (unless, in each case, the only event or condition causing such conditions not to be so satisfied is the occurrence of a Non-Marketing Option Event of Default under the Lease Agreement). The Notice of Marketing Option Exercise or the Notice of Expiration Date Purchase Option Exercise shall be delivered as required by Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement; provided, however, that Lessee shall promptly deliver to Lessor the original of any such notice initially delivered by facsimile.

        3.02. Marketing Option.

               (a) General. If Lessee elects to exercise the Marketing Option by delivering to Lessor a Notice of Marketing Option Exercise pursuant to Paragraph 3.01, Lessee shall (i) locate a purchaser which satisfies the requirements set forth in this Paragraph 3.02, (ii) arrange for such purchaser to purchase the Property on the Expiration Date for a purchase price which is not less than the lesser of (A) the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount and (B) the Fair Market Value of the Property and (iii) otherwise comply, or cause compliance with, the requirements of this Paragraph 3.02 and the other applicable provisions of this Agreement.

                (b) Lessee's Marketing Obligations.

                        (i) Initial Marketing Period. During the period
                beginning on the date Lessee delivers the Notice of Marketing Option Exercise and ending on the date which is four (4) months prior to the Expiration Date of the Lease Agreement (the

                "Initial Marketing Period"), Lessee shall use reasonable efforts to solicit Conforming Bids from potential purchasers of the Property. On or prior to the last day of the Initial Marketing Period, Lessee shall deliver to Lessor any Conforming Bid selected by Lessee (the "Initial Bid"). If the purchase price specified in the Initial Bid is equal to or greater than the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount, Lessor shall accept such bid and Lessee shall have no further obligations to solicit additional bids.

                        (ii) Secondary Marketing Period. If Lessee does not
                submit an Initial Bid or if the purchase price specified in the Initial Bid is less than the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount, Lessor may reject such bid and Lessee shall, during the period which begins on the day following the Initial Marketing Period and ends on the date two
                (2) months prior to the Expiration Date of the Lease Agreement (the "Secondary Marketing Period"):

                                (A) Use its best efforts to solicit additional
                        Conforming Bids, including the engagement of experienced and knowledgeable brokers;

                                (B) Furnish to each Lessor Party copies of all
                        bids and otherwise provide each Lessor Party with such information relating to the marketing of the Property as such Person may reasonably request in writing;

                                (C) Agree to provide to all potential purchasers
                        all customary seller's indemnities (including environmental indemnities), representations and warranties regarding the Property (including the title to, except for Lessor Liens, and condition of the Property);

                                (D) Furnish to each Lessor Party copies of
                        environmental reports, architect's certificates, licenses, permits and other evidence reasonably requested by such Person to establish that no Default has occurred and is continuing under the Lease Agreement;

                                (E) Permit any Lessor Party or potential
                        purchaser to inspect the Property and the maintenance records for the Property upon reasonable prior written notice and during normal business hours and provide to each such Person all information regarding the Property reasonably requested by such Person in writing;

                                (F) Take all other commercially reasonable steps
                        to secure the best price for the Property; and

                                (G) Submit to Lessor on or prior to the last day
                        of the Secondary Marketing Period any Conforming Bid selected by Lessee with a purchase price which is equal to or greater than the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate

                        Share of the Outstanding Lease Amount or, if no such Conforming Bid was received by Lessee, the highest Conforming Bid received by Lessee during the Secondary Marketing Period.

                During the Secondary Marketing Period, any Lessor Party shall have the right to submit one or more bids or solicit bids from other Persons.

                (c) Conforming Bids. Each bid must meet each of the following requirements (each such bid to be referred to herein as a "Conforming Bid"):

                        (i) The bid may be submitted by any Person other than
                (A) a Person which is an Affiliate of Lessee or (B) a Person which has an agreement (whether express or implied) with Lessee or any of its Affiliates to sell, lease or otherwise make available to Lessee or any of its Affiliates any portion of the Property;

                        (ii) The bidder must agree in writing to purchase the
                Property on the Expiration Date of the Lease Agreement for a purchase price to be paid in cash which is not less than the lesser of (A) the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount on such date and (B) the Fair Market Value of the Property on such date;

                        (iii) The bidder must agree to purchase the Property "as
                is" without any representations, warranties or indemnities, except for (A) any representations, warranties or indemnities provided by Lessor and Lessee pursuant to Subparagraph 4.01(b) and (B) any representations, warranties or indemnities provided by Lessee pursuant to clause (ii)(C) of Subparagraph 3.02(b); and

                        (iv) The bidder must agree to be bound by the other
                terms and conditions of this Agreement applicable to bidders.

                (d) Lessor's Obligation to Accept Bids. If, at any time on or prior to the last day of the Secondary Marketing Period, Lessee submits to Lessor a Conforming Bid under this Paragraph 3.02 with a purchase price which is equal to or greater than the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount, Lessor shall accept such bid. If Lessee submits to Lessor a Conforming Bid under this Paragraph 3.02 with a purchase price which is less than the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount, Lessor shall not accept such bid unless so directed by Required Participants. If Lessee fails to submit a bid to Lessor on or prior to the last day of the Secondary Marketing Period which Lessor is so required to accept, Lessor shall retain the Property after the Expiration Date of the Lease Agreement; provided, however, that Lessee's payment obligations on such Expiration Date shall be limited to the amounts payable pursuant to clause (iii) of Subparagraph 4.06(a) if (i) Lessor retains the Property after Lessee submits a Conforming Bid on or prior to the last day of the Secondary Marketing Period in accordance with clause (ii) of Subparagraph 3.02(b) and (ii) the Marketing Option has not terminated prior to such Expiration Date pursuant to Subparagraph 3.02(f). Lessor shall notify Lessee of Lessor's election to retain the Property by delivering to Lessee, at least ten
        (10) days prior to the Expiration Date of the Lease Agreement, a written notice of such election.

                (e) Purchase Price. If Lessor accepts any bid by any Person, such Person (the "Designated Purchaser") shall pay to Lessor on the Expiration Date of the Lease Agreement, as the purchase price for the Property, the amount set forth in such bid as the purchase price.

                (f) Termination of the Marketing Option. Lessee's right to exercise the Marketing Option shall immediately terminate and Lessee shall purchase the Property on the Expiration Date of the Lease Agreement pursuant to Paragraph 3.03 if (i) Lessee fails to comply with any of its obligations under this Paragraph 3.02; (ii) a Marketing Option Event of Default under the Lease Agreement occurs after Lessee delivers the Notice of Marketing Option Exercise; (iii) the conditions precedent set forth in Paragraph 3.04 of the Participation Agreement are not satisfied on the Expiration Date of the Lease Agreement (unless the only event or condition causing such conditions not to be so satisfied is the occurrence of a Non-Marketing Option Event of Default under the Lease Agreement); or (iv) the Designated Purchaser fails to consummate the purchase of the Property on the Expiration Date of the Lease Agreement in accordance with its accepted bid and this Agreement, without regard to the reason for such failure (except as otherwise provided in the following proviso); provided, however, that, if the Designated Purchaser fails to consummate the purchase of the Property on the Expiration Date solely due to Lessor's failure to remove Lessor Liens or deliver the required deed and bill of sale or other documents required to be delivered by Lessor hereunder, Lessee's right to exercise the Marketing Option shall not terminate, Lessee shall not be required to purchase the Property on the Expiration Date and Lessee's payment obligations on the Expiration Date shall be limited to the amounts set forth in clause (ii) of Subparagraph 4.06(a).

                (g) Residual Value Guaranty Amount and Indemnity Amount. Unless Lessee's right to exercise the Marketing Option has terminated and Lessee is required to purchase the Property on the Expiration Date of the Lease Agreement pursuant to Paragraph 3.03, Lessee shall pay to Lessor on such Expiration Date the following:

                        (i) An amount equal to the total Tranche A Proportionate
                Share of the Outstanding Lease Amount under on such date (the "Residual Value Guaranty Amount"); and

                        (ii) An amount equal to the decrease, if any, between
                the Commencement Date and the Expiration Date of the Lease Agreement in the Fair Market Value of the Property caused by (A) any representation or warranty of Lessee or any of its Affiliates regarding the Property set forth in any of the Operative Documents proving to be false or inaccurate when made,
                (B) the existence of, or the failure of Lessee to pay any Governmental Charge, Indebtedness or other obligation which might give rise to, any Liens in the Property (other than Permitted Property Liens), (C) the failure of Lessee to complete any New Improvements or any Modifications or (D) any other failure of

                Lessee to comply with any of its obligations regarding the Property set forth in any of the Operative Documents (the "Indemnity Amount");

        Provided, however, that (A) Lessee shall not be obligated to pay any Residual Value Guaranty Amount or Indemnity Amount if the purchase price paid to Lessor equals or exceeds the Outstanding Lease Amount on such date and (B) the sum of any Residual Value Guaranty Amount and Indemnity Amount payable to Lessor on the Expiration Date of the Lease Agreement shall not exceed the deficiency, if any, between such Outstanding Lease Amount and such purchase price.

                (h) Determination of Fair Market Value and Indemnity Amount. If the purchase price specified in the Initial Bid is less than the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount, Lessor may, on or prior to the last day of the Secondary Marketing Period (if Lessee has not previously delivered to Lessor a Conforming Bid with a purchase price equal to or greater than the sum of the total Tranche B Proportionate Share and the total Tranche C Proportionate Share of the Outstanding Lease Amount), deliver to Lessee a written notice of Lessor's determination of the current Fair Market Value of the Property and the Indemnity Amount. To determine such amounts, Lessor shall obtain Appraisals of the Property which set forth:

                        (i) A current Appraisal of the Fair Market Value of the
                Property in its then existing condition (the "Current Appraisal"); and

                        (ii) An Appraisal of the Fair Market Value of the
                Property which assumes that (A) all representations and warranties regarding the Property made by Lessee or any of its Affiliates in any of the Operative Documents were true and correct when made; (B) Lessee has maintained the Property in compliance with all applicable Governmental Rules, Insurance Requirements and the Operative Documents; (C) Lessee has completed all Modifications and any other New Improvements in a good and workmanlike manner and otherwise as required by the Operative Documents; (D) Lessee has repaired the Property as required by the Operative Documents following any Casualty; (E) Lessee has restored the Property as required by the Operative Documents following any Condemnation; (F) Lessee has paid all Governmental Charges, Indebtedness and other obligations which, if unpaid, might give rise to a Lien (other than a Lessor Lien) on the Property; (G) Lessee has removed all Liens on the Property except for Permitted Property Liens and Lessor Liens; and (H) Lessee has performed all of its other obligations as required by the Operative Documents (the "Assumed Appraisal").

        In the absence of manifest error, (A) the Current Appraisal shall constitute the current Fair Market Value of the Property and (B) the difference between the Current Appraisal and the Assumed Appraisal shall constitute the Indemnity Amount if the Current Appraisal is less than the Assumed Appraisal.

                (i) Lessee not an Agent. Lessee shall not be an agent for any of the Lessor Parties in arranging for a purchaser of the Property. No Lessor Party shall be bound by any acts of Lessee.

                (j) Excess Proceeds. If, on the Expiration Date of the Lease Agreement, after the application by Lessor of all amounts received by Lessor on such date to the Outstanding Lease Amount, all unpaid Rent accrued through or due and payable on or prior to such date and all other amounts, if any, due and payable by Lessee under the Operative Documents on or prior to such date, any excess amount remains, Lessor shall pay such excess amount to Lessee.

                (k) Creditworthiness of Designated Purchaser. Lessee assumes all responsibility for determining the creditworthiness of any potential purchaser on any bid submitted by Lessee to Lessor hereunder. If, after any purchase by a Designated Purchaser hereunder, the purchase price paid by such Designated Purchaser is recovered from any Lessor Party, Lessee shall reimburse such Lessor Party for such recovery unless such recovery is due solely to a material misrepresentation or covenant breach by such Lessor Party.

                (l) Exercise of Marketing Option After Non-Marketing Option Event of Default. If Lessor notifies Lessee pursuant to Subparagraph 5.03(a) or Subparagraph 5.04(a) of the Lease Agreement that Lessor is terminating the Lease Agreement on a Termination Date which is prior to the Scheduled Expiration Date of the Lease Agreement and the only basis for such early termination is the occurrence of a Non-Marketing Option Event of Default, Lessee may, subject to Paragraph 3.01, elect to exercise the Marketing Option if, not later than ten (10) Business Days after it receives from Lessor such notice of early termination, it (i) delivers to Lessor a Notice of Marketing Option Exercise, (ii) delivers to Agent (A) a Cash Collateral Agreement in form and substance reasonably satisfactory to Lessor and Agent and (B) Cash Collateral in an amount not less than 105% of the total Tranche A Proportionate Share of the Outstanding Lease Amount, and (iii) delivers to Lessor an opinion in form and substance reasonably satisfactory to Lessor regarding the Cash Collateral Agreement and Lessor's security interest in such Cash Collateral and (iv) takes such other actions as may be necessary to grant to Agent first priority perfected security interests in such Cash Collateral in accordance with the Cash Collateral Agreement. Upon the delivery by Lessee to Lessor of a Notice of Marketing Option Exercise and satisfaction of the Cash Collateral requirements set forth in the preceding sentence of this Subparagraph 3.02(l), the Expiration Date of the Lease Agreement shall, if the conditions to the exercise of the Marketing Option set forth in Paragraph 3.01 are satisfied, be extended to the first Business Day that is six (6) months after the date of receipt by Lessor of such Notice of Marketing Option Exercise, provided, however, that in no event shall the Expiration Date of the Lease Agreement be extended beyond the Scheduled Expiration Date. Any exercise by Lessee of the Marketing Option pursuant to this Subparagraph 3.02(l) shall be subject to the terms and conditions otherwise set forth in this Agreement.

                (m) Lessor's Obligation to Sell. If Lessor retains the Property after the Expiration Date for any reason under the Operative Documents without a judicial or non-judicial foreclosure sale or a deed-in-lieu of foreclosure from Lessee, Lessor thereafter shall use commercially reasonable efforts to sell the Property in a reasonable time to one or more unrelated third parties for the Fair Market Value of the Property; provided, however that Lessor shall have no obligation to sell the Property at a time, or in a manner, that would adversely affect the Lessor Parties' ability to be paid in full the Outstanding Lease Amount, all other amounts payable to the Lessor Parties under the Operative Documents (including reasonable costs of maintaining, managing and selling the Property) and carrying costs for the Outstanding Lease Amount and such other amounts accruing at the Base Rate. Following such sale, Lessor shall pay to Lessee any amounts received by Lessor in excess of the amounts referred to in the proviso to the preceding sentence.

3.03. Expiration Date Purchase Option.

               (a) General. If (i) Lessee elects to exercise the Expiration Date Purchase Option by delivering to Lessor a Notice of Expiration Date Purchase Option Exercise pursuant to Paragraph 3.01; (ii) Lessee elects to exercise the Marketing Option by delivering to Lessor a Notice of Marketing Option Exercise pursuant to Paragraph 3.01 but the Marketing Option terminates pursuant to Subparagraph 3.02(f); or (iii) Lessee fails to deliver to Lessor either notice as required by Paragraph 3.01; Lessee shall purchase the Property on the Expiration Date of the Lease Agreement and otherwise comply, or cause compliance with, the requirements of this Paragraph 3.03 and the other applicable provisions of this Agreement.

                (b) Purchase Price. Lessee shall pay to Lessor on the Expiration Date of the Lease Agreement, as the purchase price for the Property, an amount equal to the Outstanding Lease Amount under on such date.


SECTION 4. TERMS OF ALL PURCHASES.

        4.01. Representations and Warranties of Parties.

                (a) Representations and Warranties of Certain Purchasers. Each Designated Purchaser shall represent and warrant to Lessor on the Expiration Date of the Lease Agreement (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, on the applicable Partial Purchase Date) as follows:

                        (i) Such Person is a legal entity duly organized,
                validly existing and in good standing under the laws of its state of organization or an individual with legal capacity to purchase the Property (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, the portion to be purchased).

                      (ii) The execution, delivery and performance by such
               Person of each document, instrument and agreement executed, or to be executed, by such Person in connection with its purchase of the Property (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, the portion to be purchased) (the "Purchase Documents") and the consummation of the transactions contemplated thereby (A) are within the power of such Person and (B) have been duly authorized by all necessary actions on the part of such Person.

                        (iii) Each Purchase Document executed, or to be
                executed, by such Person has been, or will be, duly executed and delivered by such Person and constitutes, or will constitute, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                      (iv) Such Person has not (A) made a general assignment for the benefit of creditors, (B) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by such Person's creditors, (C) suffered the appointment of a receiver to take possession of all, or substantially all, of such Person 's assets, (D) suffered the attachment or other judicial seizure of all, or substantially all, of such Person 's assets,
               (E) admitted in writing its inability to pay its debts as they come due, or (F) made an offer of settlement, extension or composition to its creditors generally.

                        (v) Such Person is not a "party in interest" within the
                meaning of Section 3(14) of the ERISA, with respect to any investor in or beneficiary of Lessor.

                (b) Representations and Warranties of Lessor and Lessee. Each of Lessor and Lessee shall represent and warrant to each purchaser of the Property, whether Lessee, an Assignee Purchaser or a Designated Purchaser (a "Purchaser"), on the Expiration Date of the Lease Agreement as follows:

                        (i) Such Person is a corporation duly organized, validly
                existing and in good standing under the laws of its state of incorporation.

                        (ii) The execution, delivery and performance by such
                Person of each Purchase Document executed, or to be executed, by such Person and the consummation of the transactions contemplated thereby (A) are within the power of such Person and
                (B) have been duly authorized by all necessary actions on the part of such Person.

                        (iii) Each Purchase Document executed, or to be
                executed, by such Person has been, or will be, duly executed and delivered by such Person and constitutes, or will constitute, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                        (iv) Such Person has not (A) made a general assignment
                for the benefit of creditors, (B) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by such Person's creditors, (C) suffered the appointment of a receiver to take possession of all, or substantially all, of such Person's assets, (D) suffered the attachment or other judicial seizure of all, or substantially all, of such Person's assets, (E) admitted in writing its inability to pay its debts as they come due, or (F) made an offer of settlement, extension or composition to its creditors generally.

        In addition to the foregoing, (A) Lessee shall represent and warrant to the Designated Purchaser (or Lessor if Lessor is to retain the Property) on the Expiration Date of the Lease Agreement that no Liens are attached to the Property, except for Permitted Property Liens, and (B) Lessor shall represent and warrant to Purchaser on the Expiration Date of the Lease Agreement (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, on the applicable Partial Purchase Date) that no Lessor Liens are attached to the Property (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, the portion to be purchased). Except for the foregoing representations and warranties to be made by Lessor on the Expiration Date of the Lease Agreement (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, on the applicable Partial Purchase Date), no Lessor Party shall make any representation or warranty regarding the Property or the sale of the Property. Lessee shall make such additional representations and warranties as it may be required to make pursuant to clause (ii) of Subparagraph 3.02(b).

                (c) Survival of Representations and Warranties. The representations and warranties of Purchaser, Lessor and Lessee shall survive for a period of twelve (12) months after the Expiration Date of the Lease Agreement (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, after the applicable Partial Purchase Date). Any claim which any such party may have at any time against any other such party for a breach of any such representation or warranty, whether known or unknown, which is not asserted by written notice within such twelve (12) month period shall not be valid or effective, and the party shall have no liability with respect thereto.

        4.02. "As Is" Purchase. All purchases of the Property hereunder shall be "as is, with all faults" and without any representations, warranties or indemnities except for any representations, warranties or indemnities provided by Lessee pursuant to clause (ii)(C) of Subparagraph 3.02(b) or by Lessor or Lessee pursuant to Subparagraph 4.01(b). Each Purchaser shall specifically acknowledge and agree that Lessor is selling and such Purchaser is purchasing the Property on an "as is, with all faults" basis and that such Purchaser is not relying on any representations or warranties of any kind whatsoever, express or implied, from any Lessor Party, its agents, or brokers as to any matters concerning the Property (except for any representations and warranties provided by Lessor pursuant to Subparagraph 4.01(b)), including (a) the condition of the Property (including any Improvements to the Property made prior to the Commencement Date or during the Term of the Lease Agreement); (b) title to the Property (including possession of the Property by any Person or the existence of any Lien or any other right, title or interest in or to any of the Property in favor of any Person); (c) the value, habitability, usability, design, operation or fitness for use of the Property; (d) the availability or adequacy of utilities and other services to the Property; (e) any latent, hidden or patent defect in the Property; (f) the zoning or status of the Property or any other restrictions on the use of the Property; (g) the economics of the Property; (h) any Casualty or Condemnation; or (i) the compliance of the Property with any applicable Governmental Rule or Insurance Requirement.

        4.03. Release. Without limiting the foregoing, each Purchaser shall, on behalf of itself and its successors and assigns, waive its right to recover from, and forever release and discharge, Lessor and the other Indemnitees from any and all demands, claims, legal or administrative proceedings, losses, liabilities, damages, penalties, fines, liens, judgments, costs or expenses whatsoever (including attorneys' fees and costs), whether direct or indirect, known or unknown, foreseen or unforeseen, that may arise on account of or in any way be connected with the physical condition of the Property or any Governmental Rule applicable thereto, including any Environment Law. Each Purchaser shall expressly waive the benefits of Section 1542 of the California Civil Code, which provides that, "a general release does not extend to claims which the creditor does not know or expect to exist in his favor at the time of executing the release, which if known to him must have materially affected the settlement with the debtor."

        4.04. Permits, Approvals, Etc. Lessee shall obtain all permits, licenses and approvals from and make all filings with Governmental Authorities and other Persons, comply and cause compliance with all applicable Governmental Rules and take all other actions required for the marketing, purchase and sale of the Property.

        4.05 Costs. Lessee shall pay directly, without deduction from the purchase price or any other amount payable to Lessor hereunder, all costs and expenses of Lessee and Lessor associated with the marketing and sale of the Property, including brokers' fees and commissions; title insurance premiums; survey charges; utility, tax and other prorations; fees and expenses of environmental consultants and attorneys; appraisal costs; escrow fees; recording fees; documentary, transfer and other taxes; and all other fees, costs and expenses which might otherwise be deducted from the purchase price or any other amount payable to the Lessor Parties hereunder.

        4.06. Lessee's Expiration Date and Partial Purchase Date Payment Obligations.

                (a) Expiration Date. On the Expiration Date of the Lease Agreement, Lessee shall pay to Lessor the following:


                        (i) Purchase by Lessee. If the Property is to be
                purchased by Lessee or an Assignee Purchaser on such date, (i) the purchase price payable by Lessee, (ii) all unpaid Rent accrued through or due and payable on or prior to such date and
                (iii) all other amounts, if any, due and payable by Lessee under the Operative Documents on or prior to such date;

                        (ii) Purchase by a Designated Purchaser. If the Property
                is to be purchased by a Designated Purchaser on such date, (i) the Residual Value Guaranty Amount (subject to the provisos set forth at the end of Subparagraph 3.02(g)), (ii) the Indemnity Amount (subject to the provisos set forth at the end of Subparagraph 3.02(g)), (iii) all unpaid Rent accrued through or due and payable on or prior to such date and (iv) all other amounts, if any, due and payable by Lessee under the Operative Documents on or prior to such date; or

                        (iii) Retention by Lessor. If the Property is to be
                retained by Lessor on such date pursuant to Subparagraph 3.02(d), (i) the Residual Value Guaranty Amount, (ii) the Indemnity Amount, (iii) all unpaid Rent accrued through or due and payable on or prior to such date and (iv) all other amounts, if any, due and payable by Lessee under the Operative Documents on or prior to such date.

                (b) Partial Purchase Date. On any Partial Purchase Date, Lessee shall pay to Lessor (i) the purchase price for the Tracts of Property to be purchased on such date, (ii) all unpaid Rent attributable to such Tracts of Property accrued through or due and payable on or prior to such date and (iii) all other amounts attributable to such Tracts of Property , if any, due and payable by Lessee under the Operative Documents on or prior to such date.

        4.07. Lessor Liens. Lessor shall remove all Lessor Liens from the Property before the Expiration Date of the Lease Agreement (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, from the portion to be purchased before the applicable Partial Purchase Date).

        4.08. Transfer Documents.

                (a) Expiration Date.

                        (i) Lessor. Subject to receipt by Lessor on the
                Expiration Date of the Lease Agreement of the full amount of the following, without any setoff, deduction or reduction of any kind:

                                (A) In the case of a transfer to Lessee or an
                        Assignee Purchaser, all amounts payable by Lessee pursuant to clause (i) of Subparagraph 4.06(a); or

                                (B) In the case of a transfer to a Designated
                        Purchaser, (1) the purchase price payable by the Designated Purchaser and (2) all amounts payable by Lessee pursuant to clause (ii) of Subparagraph 4.06(a);

                Lessor shall transfer its interest in the Property to Purchaser on the Expiration Date of the Lease Agreement (unless Lessor is to retain the Property) by executing and delivering to Purchaser a Deed in substantially the form of Exhibit D-1, an Acknowledgment of Disclaimer of Representations and Warranties in substantially the form of Exhibit D-2, a Bill of Sale in substantially the form of Exhibit E and such other documents, instruments and agreements as such Person may reasonably request.

                        (ii) Lessee. On the Expiration Date of the Lease
                Agreement, unless Lessee is to purchase the Property, Lessee shall transfer its interest in the Property to the Designated Purchaser or the Assignee Purchaser (or Lessor if Lessor is to retain the Property pursuant to Paragraph 3.02(d)) by executing and delivering to such Person a Deed in substantially the form of Exhibit F, a Bill of Sale in substantially the form of Exhibit G and such other documents, instruments and agreements as such Person may reasonably request.

               (b) Partial Purchase Date. Subject to receipt by Lessor on any Partial Purchase Date of all amounts payable by Lessee pursuant to Subparagraph 4.06(b), without any setoff, deduction or reduction of any kind, Lessor shall transfer its interest in the Tracts of Property to be purchased on such date to Lessee by executing and delivering to Lessee a Deed in substantially the form of Exhibit D, a Bill of Sale in substantially the form of Exhibit E and such other documents, instruments and agreements as Lessee may reasonably request

        4.09. Casualty and Condemnation Proceeds. If, on the Expiration Date of the Lease Agreement, any Casualty and Condemnation Proceeds are held by Lessor in a Repair and Restoration Account or otherwise, Lessor shall (a) if Lessee is to purchase the Property on the Expiration Date of the Lease Agreement and Lessee shall so direct, apply such proceeds to the purchase price to be paid by Lessee or (b) in all other cases, release such proceeds to Lessee; provided, however, that Lessor shall not have any obligation so to apply or release such proceeds unless Lessee and/or any Designated Purchaser has complied with all of the terms and conditions of this Agreement.

        4.10. Payments. Purchaser and Lessee shall make all payments in lawful money of the United States and in same day or immediately available funds not later than 11:00 a.m. on the date due.

        4.11. Environmental Reports. Lessee shall obtain and deliver to Lessor, not later than twenty (20) days prior to the Expiration Date of the Lease Agreement (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, prior to the applicable Partial Purchase Date), environmental reports with respect to the Property (or, in the case of a purchase of a portion of the Property pursuant to the Partial Purchase Option, with respect to the applicable portion thereof) prepared by environmental consultants acceptable to Lessor.

        4.12. Further Assurances. Lessee shall, and shall cause any Designated Purchaser to, execute and deliver such documents, instruments and agreements and take such other actions as Lessor may reasonably request to effect the purposes of this Agreement and comply with the terms hereof. Similarly, Lessor shall execute and deliver such documents, instruments and agreements and take such other actions as Lessee or a Designated Purchaser may reasonably request to effect the purposes of this Agreement and comply with the terms hereof.



SECTION 5. MISCELLANEOUS.

        5.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessee or Lessor under this

Agreement shall be given as provided in Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement.

        5.02. Waivers, Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived only as provided in the Participation Agreement. No failure or delay by any Lessor Party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

        5.03. Successors and Assigns.

                (a) General. This Agreement shall be binding upon and inure to the benefit of the Lessor Parties and Lessee and their permitted successors and assigns; provided, however, that the Lessor Parties and Lessee shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement and in Subparagraph 5.03(b).

               (b) Assignment by Lessee of Purchase Rights. Lessee may assign to a third party (an "Assignee Purchaser") its right to purchase the Property pursuant to the Partial Purchase Option, the Term Purchase Option or the Expiration Date Purchase Option; provided, however, that
        (i) such an assignment shall not relieve Lessee of its obligations to consummate or cause the consummation of any such purchase in accordance with the terms of this Agreement and (ii) Lessee assumes all responsibility for determining the creditworthiness of any such Assignee Purchaser. If, after any purchase by an Assignee Purchaser hereunder, the purchase price paid by such Assignee Purchaser is recovered from any Lessor Party, Lessee shall reimburse such Lessor Party for such recovery unless such recovery is due solely to a material misrepresentation or covenant breach by such Lessor Party.

        5.04. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and Lessee and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

        5.05. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

        5.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

        5.07. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

        5.08. Nature of Lessee's Obligations.

                (a) Independent Obligation. The obligation of Lessee to pay the amounts payable by Lessee under this Agreement and the other Operative Documents and to perform the other Lessee Obligation are absolute, unconditional and irrevocable obligations which are separate and independent of the obligations of the Lessor Parties under this Agreement and the other Operative Documents and all other events and circumstances, including the events and circumstances set forth in Subparagraph 5.08(c).

                (b) No Termination or Abatement. This Agreement and the other Operative Documents and Lessee's obligation to pay all amounts hereunder and to pay and perform all other Lessee Obligations shall continue in full force and effect without abatement notwithstanding the occurrence or existence of any event or circumstance, including any event or circumstance set forth in Subparagraph 5.08(c).

               (c) Full Payment and Performance. Lessee shall make all payments under this Agreement and the other Operative Documents in the full amounts and at the times required by the terms of this Agreement and the other Operative Documents without setoff, deduction or reduction of any kind and shall perform all other Lessee Obligations as and when required, without regard to any event or circumstances whatsoever, including (i) the condition of the Property (including any Improvements to the Property made prior to the Commencement Date or during the Term of the Lease Agreement); (ii) title to the Property (including possession of the Property by any Person or the existence of any Lien or any other right, title or interest in or to any of the Property in favor of any Person); (iii) the value, habitability, usability, design, operation or fitness for use of the Property; (iv) the availability or adequacy of utilities and other services to the Property; (v) any latent, hidden or patent defect in the Property; (vi) the zoning or status of the Property or any other restrictions on the use of the Property; (g) the economics of the Property; (vii) any Casualty or Condemnation; (viii) the compliance of the Property with any applicable Governmental Rule or Insurance Requirement; (ix) any failure by any Lessor Party to perform any of its obligations under this Agreement or any other Operative Document; or (x) the exercise by any Lessor Party of any of its remedies under this Agreement or any other Operative Document; provided, however, that (A) Lessee shall have no obligation to purchase the Property on the Expiration Date if Lessor fails to remove Lessor Liens or deliver the required deed and bill of sale or other documents required to be delivered by Lessor hereunder and (B) this Paragraph 5.08 shall not abrogate any right which Lessee may have to recover damages from any Lessor Party for any material breach by such Lessor Party of its obligations under this Agreement or any other Operative Document to the extent permitted hereunder or thereunder.

                          [The signature page follows.]

        IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed as of the day and year first above written.



LESSEE:                                     KLA-TENCOR CORPORATION

                                            By:
                                               --------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


LESSOR:                                     LEASE PLAN U.S.A., INC.

                                            By:
                                               --------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                  EXHIBIT A(1)

                     NOTICE OF TERM PURCHASE OPTION EXERCISE

                                     [Date]

Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

        1. Reference is made to the following:

                (a) The Participation Agreement, dated as of November 12, 1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent");

                (b) The Lease Agreement, dated as of November 12, 1997 (the "Lease Agreement"), between Lessee and Lessor; and

                (c) The Purchase Agreement, dated as of November 12, 1997 (the "Purchase Agreement"), between Lessee and Lessor.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

        2. Pursuant to Subparagraph 4.01(a) of the Lease Agreement and Paragraph
2.01 of the Purchase Agreement, Lessee hereby irrevocably notifies Lessor that Lessee is exercising its right to terminate the Lease Agreement prior to the Scheduled Expiration Date of the Lease Agreement and purchase the Property on [_________, ____] (which date is a Business Day and which date, after the delivery of this notice, shall be the Expiration Date of the Lease Agreement).

        IN WITNESS WHEREOF, Lessee has executed this Notice of Term Purchase Option Exercise on the date set forth above.




                                            KLA-TENCOR CORPORATION



                                            By:
                                               --------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------



                                     A(1)-1

                                  EXHIBIT A(2)

                   NOTICE OF PARTIAL PURCHASE OPTION EXERCISE

                                     [Date]

Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

        1.     Reference is made to the following:

                (a) The Participation Agreement, dated as of November 12, 1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"); and

                (b) The Purchase Agreement, dated as of November 12, 1997 (the "Purchase Agreement"), between Lessee and Lessor.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

        2. Pursuant to Paragraph 2.02 of the Purchase Agreement, Lessee hereby irrevocably notifies Lessor that Lessee is exercising its right to purchase a portion of the Property as follows:

                (a) The Tract[s] of Property to be purchased is [are] ________________; and

                (b) The date on which such purchase is to occur is [_________, ____] (which date is a Business Day).

        3. Lessee hereby certifies to Lessor, Agent and the Participants that, on the date of this notice:

                (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                (b) No Default has occurred and is continuing; and

                (c) All of the Operative Documents are in full force and effect.

        IN WITNESS WHEREOF, Lessee has executed this Notice of Partial Purchase Option Exercise on the date set forth above.




                                            KLA-TENCOR CORPORATION


                                            By:
                                               --------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                     A(2)-1

                                    EXHIBIT B

                       NOTICE OF MARKETING OPTION EXERCISE

                                     [Date]

Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

        1.     Reference is made to the following:

                (a) The Participation Agreement, dated as of November 12, 1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"); and

                (b) The Purchase Agreement, dated as of November 12, 1997 (the "Purchase Agreement"), between Lessee and Lessor.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

        2. Pursuant to Paragraph 3.01 of the Purchase Agreement, Lessee hereby notifies Lessor that Lessee is electing to exercise the Marketing Option on the Scheduled Expiration Date of the Lease Agreement of [_____, ____].

        3. Lessee hereby certifies to Lessor, Agent and the Participants that, on the date of this notice:

                (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                (b) No Default (other than a Non-Marketing Option Event of Default under the Lease Agreement) has occurred and is continuing; and

                (c) All of the Operative Documents are in full force and effect.

        IN WITNESS WHEREOF, Lessee has executed this Notice of Marketing Option Exercise on the date set forth above.




                                            KLA-TENCOR CORPORATION


                                            By:
                                               --------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                    EXHIBIT C

               NOTICE OF EXPIRATION DATE PURCHASE OPTION EXERCISE

                                     [Date]

Lease Plan U.S.A., Inc.
ABN AMRO Bank N.V.
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

        1. Reference is made to the following:

                (a) The Participation Agreement, dated as of November 12, 1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"); and

                (b) The Purchase Agreement, dated as of November 12, 1997 (the "Purchase Agreement"), between Lessee and Lessor.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

        2. Pursuant to Paragraph 3.01 of the Purchase Agreement, Lessee hereby notifies Lessor that Lessee is electing to exercise the Expiration Date Purchase Option on the Scheduled Expiration Date of the Lease Agreement of [_____, ____].

        IN WITNESS WHEREOF, Lessee has executed this Notice of Expiration Date Purchase Option Exercise on the date set forth above.




                                            KLA-TENCOR CORPORATION


                                            By:
                                               --------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                  EXHIBIT D(1)

RECORDING REQUESTED BY
WHEN RECORDED RETURN TO
AND MAIL TAX STATEMENTS TO:
[Purchser]

------------------------
------------------------
------------------------

Documentary Transfer Tax is not of public record and is shown on a separate sheet attached to this deed.

-------------------------------------------------------------------------------


                                 QUITCLAIM DEED

          FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, LEASE PLAN U.S.A., INC., a Georgia corporation ("Grantor"), hereby releases, remises and forever quitclaims to [PURCHASER], a _____________ ("Grantee"), the real property located in the City of San Jose, County of Santa Clara, State of California, described on EXHIBIT A attached hereto and made a part hereof (the "Property").

                           Executed as of _____, 19__.



                                            LEASE PLAN U.S.A., INC.,
                                            a Georgia corporation

                                            By:
                                               ------------------------------

                                            Its:
                                                -----------------------------



                                     D(1)-1

                                    EXHIBIT A

                                LEGAL DESCRIPTION

















Assessor's Parcel No.:
                      -----------------------




                                     D(1)-2

State of
         ------------------------
County of
         ------------------------
On ___________________ before me, _________________________,
               Date                       Name, Title of Officer
personally appeared
                    ------------------------------------------------------,
                                  Name(s) of signer(s)

( personally known to me -OR- ( proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

                                WITNESS my hand and official seal.


                                ------------------------------------






                                     D(1)-3

                              ______________, 19__



Santa Clara County Recorder

           Re:   Request That Statement of Documentary
                 Transfer Tax Not be Recorded

Dear Sir:

           Request is hereby made in accordance with Section 11932 of the Revenue and Taxation Code that this statement of tax due not be recorded with the attached deed but be affixed to the deed after recordation and before return as directed on the deed.

           The attached deed names LEASE PLAN U.S.A., an Georgia corporation, as grantor, and [PURCHASER], a _________________, as grantee.

           The property being transferred and described in the attached deed is located in the City of San Jose and County of Santa Clara, State of California.

           The amount of Documentary Transfer Tax due on the attached deed is $__________, computed on full value of the property conveyed.

                                            LEASE PLAN U.S.A.,
                                            a Georgia corporation

                                            By:
                                               -------------------------------
                                            Its:
                                                ------------------------------




                                     D(1)-4

                                  EXHIBIT D(2)

ACKNOWLEDGMENT AND DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

        THIS ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES (this "Certificate") is made as of ___________, 1997 by [PURCHASER], a _____________ ("Grantee").

        Contemporaneously with execution of this Certificate, LEASE PLAN U.S.A., INC., a Georgia corporation ("Lease Plan U.S.A."), is executing and delivering to Grantee a Quitclaim Deed and a Bill of Sale (the foregoing documents and any other documents to be executed and delivered to Grantee in connection therewith are herein called the "Conveyancing Documents" and any of the properties, rights or other matters assigned, transferred or conveyed pursuant thereto are herein collectively called the " Property") pursuant to the terms of a Purchase Agreement dated as of November 12, 1997 by and between Lease Plan U.S.A. and KLA-Tencor Corporation, a Delaware corporation("KLA-Tencor").

        Notwithstanding any provision contained in the Conveyancing Documents to the contrary, Grantee acknowledges that Lease Plan U.S.A. is selling and Grantee is purchasing the Property on an "as is, with all faults" basis and that Grantee is not relying on any representations or warranties of any kind whatsoever, express or implied, from Lease Plan U.S.A., its agents, or brokers as to any matters concerning the Property including (a) the condition of the Property (including any improvements to the Property); (b) title to the Property (including possession of the Property by any individual or entity or the existence of any lien or any other right, title or interest in or to any of the Property in favor of any person, but excluding any Lessor Liens as defined in that certain Participation Agreement dated as of November 12, 1997 among KLA-Tencor, Lease Plan U.S.A., the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent")); (c) the value, habitability, usability, design, operation or fitness for use of the Property; (d) the availability or adequacy of utilities and other services to the Property; (e) any latent, hidden or patent defect in the Property; (f) the zoning or status of the Property or any other restrictions on the use of the Property; (g) the economics of the Property; (h) any damage to, destruction or, or decrease in the value of all or any portion of the Property or any condemnation or other taking or sale of all or any portion of the Property, by or on account of any actual or threatened eminent domain proceeding or other taking of action by any governmental authority or other person have the power of eminent domain; or (i) the compliance of the Property with any applicable law, rule, regulation, ordinance, order, code, judgment or similar form of decision of any governmental authority or any terms, conditions or requirements imposed by any policies of insurance relating to the Property.

                                 [See next page]


                                     D(2)-1

        The provisions of this Certificate shall be binding on Grantee, its successors and assigns and any other party claiming through Grantee. Grantee hereby acknowledges that Lease Plan U.S.A. is entitled to rely and is relying on this Certificate.

        EXECUTED as of ____________, 1997.

                                                   [PURCHASER],
                                                   a
                                                     -----------------

                                                   -------------------

                                                   -------------------




                                     D(2)-2

                                    EXHIBIT E

                                  BILL OF SALE

               FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, LEASE PLAN U.S.A., Inc., a Georgia corporation ("Seller") does hereby sell, transfer and convey to [PURCHASER], a _________________________ ("Purchaser"): 1) the Related Goods (as defined in that certain Participation Agreement dated as of November 12, 1997 (the "Participation Agreement") among KLA-Tencor Corporation ("KLA-Tencor"), Seller, the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent")) in connection with that certain real property commonly known as _______________, San Jose, California, including, without limitation, the personal property itemized on SCHEDULE 1 attached hereto and incorporated herein by this reference (the "Property"), and 2) all Appurtenant Rights, Related Permits and Related Agreements as those terms are defined in the Participation Agreement.

          Seller is selling and Purchaser is purchasing the Property on an "as is, with all faults" basis and Purchaser is not relying on any representations or warranties of any kind whatsoever, express or implied, from Seller, its agents, or brokers as to any matters concerning the Property including (a) the condition of the Property; (b) title to the Property (including possession of the Property by any individual or entity or the existence of any lien or any other right, title or interest in or to any of the Property in favor of any person but excluding any Lessor Liens as defined in the Participation Agreement); (c) the value, habitability, usability, design, operation or fitness for use of the Property; or (d) any latent, hidden or patent defect in the Property.

Dated:         ________, 19__               SELLER:

                                            LEASE PLAN U.S.A., INC.
                                            a Georgia corporation

                                            By:
                                                -------------------------------
                                            Its:
                                                -------------------------------

                                            PURCHASER:

                                            [PURCHASER]
                                            a
                                              ---------------------------------
                                            By:
                                                -------------------------------
                                            Its:
                                                -------------------------------

                                   SCHEDULE 1

                                    PROPERTY

                                    EXHIBIT F


RECORDING REQUESTED BY
WHEN RECORDED RETURN TO
AND MAIL TAX STATEMENTS TO:

-------------------------

-------------------------
Attention:
          ---------------

Documentary Transfer Tax is not of public record and is shown on a separate sheet attached to this deed.

-------------------------------------------------------------------------------


                                 QUITCLAIM DEED

          FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, KLA-TENCOR CORPORATION, a Delaware corporation ("Grantor"), hereby releases, remises and forever quitclaims to [PURCHASER] ("Grantee"), the real property located in the City of San Jose, County of Santa Clara, State of California, described on EXHIBIT A attached hereto and made a part hereof (the "Property").

          Executed as of __________, 19__.



                                            KLA-TENCOR CORPORATION,
                                            a Delaware corporation

                                            By:
                                               --------------------------------
                                            Its:
                                                -------------------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION











Assessor's Parcel No.:
                       ------------------------

State of
         ------------------------
County of
          -----------------------

On ___________________ before me, _________________________,
         Date                       Name, Title of Officer
personally appeared                                        ,
                   ----------------------------------------
                             Name(s) of signer(s)

( personally known to me -OR- ( proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.



                               WITNESS my hand and official seal.




                               -------------------------------------

                                       _________ , 1997



Santa Clara County Recorder

           Re:   Request That Statement of Documentary
                 Transfer Tax Not be Recorded

Dear Sir:

           Request is hereby made in accordance with Section 11932 of the Revenue and Taxation Code that this statement of tax due not be recorded with the attached deed but be affixed to the deed after recordation and before return as directed on the deed.

           The attached deed names KLA-TENCOR CORPORATION, a Delaware corporation, as grantor, and [PURCHASER], as grantee.

           The property being transferred and described in the attached deed is located in the City of San Jose and County of Santa Clara, State of California.

           The amount of Documentary Transfer Tax due on the attached deed is $__________, computed on full value of the property conveyed.

                                            KLA-TENCOR CORPORATION,
                                            a Delaware corporation

                                            By:
                                                --------------------
                                            Its:
                                                --------------------

                                    EXHIBIT G

                                  BILL OF SALE

        For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, KLA-Tencor Corporation, a Delaware corporation ("Seller"), does hereby sell, transfer, and convey unto [PURCHASER] ("Buyer"):
1) without warranty, the Related Goods (as defined in that certain Participation Agreement dated as of November 12, 1997 (the "Participation Agreement") among Lease Plan U.S.A., Inc., Seller, the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent")) in connection with that certain real property commonly known as _______________, San Jose, California, including, without limitation, the personal property itemized on SCHEDULE 1 attached hereto and incorporated herein by this reference (the "Property"), and
2) all Appurtenant Rights, Related Permits and Related Agreements as those terms are defined in the Participation Agreement.

        DATED this ____ day of __________, 19__.

                             SELLER:        KLA-Tencor Corporation,
                                            a Delaware corporation



                                            By:
                                               ---------------------------
                                            Its:
                                                --------------------------

                                   SCHEDULE 1

                                    PROPERTY

                                                                EXECUTION COPY

================================================================================









                               PURCHASE AGREEMENT


                                     BETWEEN



                             KLA-TENCOR CORPORATION



                                       AND

                             LEASE PLAN U.S.A., INC.



                                NOVEMBER 12, 1997












================================================================================

                                TABLE OF CONTENTS

                                                                                          Page

SECTION 1.        INTERPRETATION............................................................2

1.01.             Definitions...............................................................2

1.02.             Rules of Construction.....................................................2

SECTION 2.        OPTIONAL PURCHASE BY LESSEE DURING THE TERM...............................2

2.01.             Term Purchase Option......................................................2

2.02.             Partial Purchase Option...................................................3

SECTION 3.        OBLIGATIONS OF LESSEE ON THE EXPIRATION DATE..............................4

3.01.             Alternative...............................................................4

3.02.             Marketing Option..........................................................4

3.03.             Expiration Date Purchase Option..........................................10

SECTION 4.        TERMS OF ALL PURCHASES...................................................10

4.01.             Representations and Warranties of Parties................................10

4.02.             As Is Purchase...........................................................12

4.03.             Release..................................................................13

4.04.             Permits, Approvals, Etc..................................................13

4.05.             Costs....................................................................13

4.06.             Lessee's Expiration Date and Partial Purchase Date Payment
                  Obligations..............................................................13

4.07.             Lessor Liens.............................................................14

4.08.             Transfer Documents.......................................................14

4.09.             Casualty and Condemnation Proceeds.......................................15

4.10.             Payments.................................................................15

4.11.             Environmental Reports....................................................15

4.12.             Further Assurances.......................................................15

SECTION 5.        MISCELLANEOUS............................................................15

5.01.             Notices..................................................................16

5.02.             Waivers, Amendments......................................................16

5.03.             Successors and Assigns...................................................16

5.04.             No Third Party Rights....................................................16

5.05.             Partial Invalidity.......................................................16

5.06.             Governing Law............................................................16


                                                                                          Page
5.07.             Counterparts.............................................................17

5.08.             Nature of Lessee's Obligations...........................................17



EXHIBITS

        A(1)   Notice of Term Purchase Option Exercise (2.02)
        A(2)   Notice of Partial Purchase Option Exercise (2.02)
        B      Notice of Marketing Option Exercise (3.01)
        C      Notice of Expiration Date Purchase Option Exercise (2.02)
        D(1)   Deed (Lessor) (4.08(a))
        D(2)   Acknowledgment of Disclaimer of Representations and Warranties
               (4.08(a))
        E      Bill of Sale (Lessor) (4.08(a))
        F      Deed (Lessee) ((4.08(b))
        G      Bill of Sale (Lessee) 4.08(b))

              ASSIGNMENT OF LEASE AGREEMENT AND PURCHASE AGREEMENT

         THIS ASSIGNMENT OF LEASE AGREEMENT AND PURCHASE AGREEMENT (this "Assignment" herein), dated as of November 12, 1997, is executed by:

                  (1) LEASE PLAN U.S.A., INC., a Georgia corporation ("Lessor")

                                   in favor of

                  (2) ABN AMRO BANK N.V., as agent for the Participants under the Participation Agreement referred to in Recital B below (in such capacity, "Agent").

                                    RECITALS

         A. KLA-Tencor Corporation, a Delaware corporation ("Lessee"), has requested Lessor and the financial institutions which are "Participants" under the Participation Agreement referred to in Recital B below (such financial institutions to be referred to collectively as the "Participants") to provide to Lessee a certain lease facility. Pursuant to such facility:

                  (1) Lessor would (a) acquire certain property designated by Lessee (either through purchase or lease), (b) lease to Lessee such property and certain other property currently held by Lessor, (c) appoint Lessee as Lessor's agent to make certain improvements to a portion of such property, (d) make advances to finance such improvements and to pay certain related expenses, and (e) grant to Lessee the right to purchase such property; and

                  (2) The Participants would participate in such lease facility by (a) funding the purchase prices and other advances to be made by Lessor and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

         B. Pursuant to a Participation Agreement dated of even date herewith (the "Participation Agreement") among Lessee, Lessor, the Participants and Agent, Lessor and the Participants have agreed to provide such lease facility upon the terms and subject to the conditions set forth therein, including, without limitation, the execution and delivery of (1) the Lease Agreement dated as of November 12, 1997 between Lessee and Lessor (the "Lease Agreement"), pursuant to which Lessee has leased from Lessor the lots, pieces, tracts and parcels of land described in Exhibit A (the "Land") and the other property described in the Lease Agreement (the "Property"), (2) the Purchase Agreement dated as of November 12, 1997 between Lessee and Lessor (the "Purchase Agreement"), pursuant to which Lessee may purchase the Property from Lessor under certain circumstances, and (3) this Assignment.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. INTERPRETATION.

         1.01. Definitions. Unless otherwise indicated in this Assignment or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Assignment or any other Operative Document, shall have the respective meaning given to that term in such Schedule
1.01 or in the provision of this Assignment or other document, instrument or agreement referenced in such Schedule 1.01.

         1.02. Rules of Construction. Unless otherwise indicated in this Assignment or any other Operative Document, the rules of construction set forth in Schedule 1.02 to the Participation Agreement shall apply to this Assignment and the other Operative Documents.

SECTION 2. ASSIGNMENT.

         2.01. Assignment. As security for the Lessor Obligations, Lessor hereby irrevocably and unconditionally grants, conveys, transfers and assigns to Agent, for the benefit of the Participants and Agent, all estate, right, title and interest of Lessor, whether now owned or hereafter acquired, in the Lease Agreement and the Purchase Agreement, including all claims and rights to the payment of money at any time arising in connection with any repudiation, rejection or breach of either agreement by Lessee or a trustee or receiver of Lessee in any bankruptcy, insolvency or similar proceeding.

         2.02. Receipt of Rents, Etc. Lessor hereby irrevocably designates Agent (or its designee) to receive all Rents and other payments to be made by Lessee under the Lease Agreement and the Purchase Agreement. Lessor shall direct (and hereby directs) Lessee to deliver to Agent (or its designee), at its address set forth in the Participation Agreement or at such other address or to such other Person as Agent shall designate, all such payments, and no delivery thereof by Lessee shall be of any force or effect unless made to Agent (or its designee), as herein provided. Lessor and Agent agree that Lessee, in making such payments to Agent pursuant to the directions contained in this Assignment and in reliance on such directions shall be deemed to have satisfied its obligation for such payments under the Lease Agreement.

         2.03. Irrevocability; Supplemental Instruments. Lessor agrees that (a) this Assignment is irrevocable, (b) Lessor will not take any action under the Lease Agreement or the Purchase Agreement or otherwise which is inconsistent with this Assignment, (c) any action, assignment, designation or direction inconsistent herewith shall be void and (d) Lessor will from time to time execute and deliver all instruments of further assurance and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Assignment.

         2.04. Validity. Lessor represents, warrants, covenants and agrees that
(a) Lessor has not assigned or executed any assignment of, and will not assign or execute any assignment of, Lessor's estate, right, title or interest in the Lease Agreement or the Purchase Agreement to anyone other than Agent, (b) any such assignment is void, and (c) Lessor has not taken any action that impairs the rights of Agent hereunder.

         2.05. Lessor Remains Liable. The assignment made hereby is made for the purpose of securing the Lessor Obligations only and does not (a) impair or diminish in any way the obligations of Lessor under the Lease Agreement or the Purchase Agreement or (b) obligate Agent (or its designee) or any Participant to perform any of the obligations of Lessor under the Lease Agreement or the Purchase Agreement. This Assignment shall not operate to cause Agent (or its designee) to be regarded as a mortgagee in possession.

         2.06. Effect of Amendments. If the Lease Agreement or the Purchase Agreement shall be amended, it shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto.

         2.07. Absolute Assignment. Lessor has, subject to and in accordance with the terms and conditions of this Assignment, assigned and transferred unto Agent all of Lessor's right, title and interest in and to all Rents and other amounts now or hereafter payable by Lessee under the Lease Agreement and the Purchase Agreement, it being intended to establish an absolute transfer and assignment, subject to and in accordance with the terms and conditions of this Assignment, of all such Rents and other amounts to Agent and not merely to grant a security interest therein. Subject to the Lease Agreement, Agent (or its designee) may, in Lessor's name and stead, operate the Property and rent, lease or let all or any portion of the Property to any party or parties at such rental and upon such terms as Agent (or its designee) shall, in its discretion, determine.

         2.08. Receivers. If, notwithstanding the terms of this Assignment, a petition or order for sequestration of rents, or the appointment of a receiver or some similar judicial action or order is deemed required under applicable California law to allow Agent to continue to collect the Rents and other amounts payable by Lessee under the Lease Agreement or the Purchase Agreement, then it is agreed by Lessor that any proof of claim or similar document filed by Agent in connection with the breach or rejection of the Lease Agreement or the Purchase Agreement by Lessee thereunder or the trustee of any lessee under any federal or state bankruptcy, insolvency or other similar law shall, for the purpose of perfecting Agent's rights, be deemed to constitute action required under such California law. Upon the occurrence and during the continuance of an Event of Default, Lessor hereby consents to the appointment of a receiver for Lessor's interest in the Property without regard to the solvency of Lessor or to the collateral that may be available for the satisfaction of the Lessor Obligations.

SECTION 3. MISCELLANEOUS.

         3.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessor or Agent under this Assignment shall be given as provided in Paragraph
7.01 of the Participation Agreement.

         3.02. Waivers; Amendments. Any term, covenant, agreement or condition of this Assignment may be amended or waived only as provided in the Participation Agreement. No failure or delay by Agent in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

         3.03. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the Lessor Parties and their permitted successors and assigns; provided, however, that the Lessor Parties shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement.

         3.04. No Third Party Rights. Nothing expressed in or to be implied from this Assignment is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Assignment or under or by virtue of any provision herein.

         3.05. Partial Invalidity. If at any time any provision of this Assignment is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Assignment nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         3.06. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

         3.07. Counterparts. This Assignment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                          [The signature page follows.]

                  IN WITNESS WHEREOF, Lessor has caused this Assignment to be executed as of the day and year first above written.

LESSOR:                         LEASE PLAN U.S.A., INC.


                                         By: _____________________________
                                             Name: _______________________
                                             Title: ______________________

STATE OF CALIFORNIA                 )
                                    )        ss
COUNTY OF __________________        )

                  On _____________, 1997, before me, ___________________ a
Notary Public in and for the State of California, personally appeared , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity on behalf of which the person(s) acted, executed the instrument.

                  Witness my hand and official seal.




[SEAL]

    __________________________

                                    EXHIBIT A

                                      LAND

                                    EXHIBIT B

                               LESSEE'S CONSENT TO
              ASSIGNMENT OF LEASE AGREEMENT AND PURCHASE AGREEMENT

                                November 12, 1997

Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
135 So. LaSalle Street, Suite 711
Chicago, IL  60603

ABN AMRO Bank N.V.,
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY 10019

         1. Reference is made to the following:

                  (a) The Participation Agreement, dated as of November 12, 1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent");

                  (b) The Lease Agreement, dated as of November 12, 1997 (the "Lease Agreement"), between Lessee and Lessor;

                  (c) The Purchase Agreement, dated as of November 12, 1997 (the "Purchase Agreement"), between Lessee and Lessor; and

                  (d) The Assignment of Lease Agreement and Purchase Agreement, dated as of November 12, 1997 (the "Assignment of Lease"), executed by Lessor in favor of Agent.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

         2. Consent. Lessee hereby consents to the Assignment of Lease.

         3. Payments. Lessee agrees to pay and deliver to Agent (or its designee) all Rents and other amounts payable by Lessee under the Lease Agreement and the Purchase Agreement in accordance with the terms thereof. Lessee will not, for any reason whatsoever, seek to recover from Agent (or its designee) any moneys paid to Agent (or its designee) by virtue of the Assignment of Lease.

         4. Lessee's Other Agreements. Lessee hereby further agrees with Lessor and Agent as follows:

                  (a) Lessee agrees (i) to deliver to Agent (or its designee) and Lessor, at their addresses set forth in the Participation Agreement or at such other addresses as Agent or Lessor, as the case may be, may designate, duplicate originals or copies of all notices, undertakings, demands, statements, documents and other communications which Lessee is required or permitted to deliver pursuant to the Lease Agreement, the Purchase Agreement or the Assignment of Lease; (ii) that any notice delivered or declaration made to Lessee by Agent (or its designee) pursuant to the Lease Agreement or the Purchase Agreement shall be effective as a notice given or declaration made to Lessee by Lessor;
         (iii) that Agent (or its designee) shall not by reason of the Assignment of Lease be subject to any liability or obligation under the Lease Agreement or the Purchase Agreement except as set forth in the Assignment of Lease; and (iv) that any waiver, consent or approval by Lessor under the Lease Agreement or the Purchase Agreement shall not be valid unless approved in writing by Agent (or its designee).

                  (b) Lessee agrees to remain obligated under the Lease Agreement and the Purchase Agreement in accordance with their respective terms, and to take no action to terminate (other than in accordance with the terms thereof), annul, rescind or avoid the Lease Agreement, the Purchase Agreement or this Consent or to abate, reduce, offset, suspend or defer or make any counterclaim or raise any defense (other than the defense of payment to Agent (or its designee)) with respect to the Rents or other amounts payable thereunder or to cease paying such amounts to Agent (or its designee) as provided herein.

                  (c) Lessee hereby agrees that upon the occurrence of any Event of Default, Agent (or its designee) shall have the right to deliver a notice of default under the Lease Agreement, which shall be effective for all purposes under the Lease Agreement as if sent by Lessor.

                  (d) Lessee shall notify Agent (or its designee) at its address specified in the Participation Agreement, or such other address as Agent may designate, of any default by Lessor under the Lease Agreement and agrees that no such default shall entitle Lessee to terminate (other than in accordance with the terms of the Lease Agreement), annul, rescind or avoid the Lease Agreement or reduce or abate the Rents or other amounts payable thereunder.

         5. Amendment or Termination; Agent's Designation. Lessee agrees that it will not, unilaterally or by agreement, subordinate, amend, supplement, modify, extend (except in accordance with the express terms thereof), discharge, waive or terminate (other than in accordance with the terms thereof) the Lease Agreement, the Purchase Agreement or this Consent without Agent's prior written consent, and that any attempted subordination, amendment, supplement, modification, extension, discharge, waiver or termination in violation of this
Section 5 without such consent shall be null and void. In the event that the Lease Agreement or the Purchase Agreement shall be amended or supplemented as herein permitted, the Lease Agreement or the Purchase Agreement, as so amended or supplemented, shall continue to be subject to the provisions of the Assignment of Lease and this Consent without the necessity of any further act by any of the parties thereto or hereto.

         6. Continuing Obligations of Lessor and Lessee. Neither the execution and delivery of the Assignment of Lease, nor any action or inaction on the part of Agent shall impair or diminish any obligations of Lessor or Lessee under the Lease Agreement or the Purchase Agreement, and shall not impose on Agent (or its designee) any such obligations, nor shall it impose on Agent (or its designee) a duty to produce Rents or cause Agent to be a mortgagee or pledgee in possession for any purpose. Except as specifically set forth in this Consent, none of the terms of the Assignment of Lease shall impose upon Lessee any greater obligations than those set forth in the Lease Agreement, the Purchase Agreement and the other Operative Documents.

         7. Partial Invalidity. If at any time any provision of this Consent is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Consent nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         8. Governing Law. This Consent shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Lessee has executed this Consent on the date set forth above.

         LESSEE:                         KLA-TENCOR CORPORATION


                                         By: _______________________________
                                             Name: _________________________
                                             Title: ________________________

         RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Thomas Y. Coleman, Esq.
Orrick, Herrington & Sutcliffe LLP
Old Federal Reserve Bank Building
400 Sansome Street
San Francisco, California 94111

================================================================================





                          ASSIGNMENT OF LEASE AGREEMENT
                             AND PURCHASE AGREEMENT


                                       BY


                             LEASE PLAN U.S.A., INC.


                                   IN FAVOR OF


                               ABN AMRO BANK N.V.,
                          AS AGENT FOR THE PARTICIPANTS


                                NOVEMBER 12, 1997






================================================================================

              ASSIGNMENT OF LEASE AGREEMENT AND PURCHASE AGREEMENT

        THIS ASSIGNMENT OF LEASE AGREEMENT AND PURCHASE AGREEMENT (this "Assignment" herein), dated as of November 12, 1997, is executed by:

        (1) LEASE PLAN U.S.A., INC., a Georgia corporation ("Lessor")

                                         in favor of

        (2) ABN AMRO BANK N.V., as agent for the Participants under the Participation Agreement referred to in Recital B below (in such capacity, "Agent").

                                    RECITALS

        A. KLA-Tencor Corporation, a Delaware corporation ("Lessee"), has requested Lessor and the financial institutions which are "Participants" under the Participation Agreement referred to in Recital B below (such financial institutions to be referred to collectively as the "Participants") to provide to Lessee a certain lease facility. Pursuant to such facility:

        (1) Lessor would (a) acquire certain property designated by Lessee (either through purchase or lease), (b) lease to Lessee such property and certain other property currently held by Lessor, (c) appoint Lessee as Lessor's agent to make certain improvements to a portion of such property, (d) make advances to finance such improvements and to pay certain related expenses, and
(e) grant to Lessee the right to purchase such property; and

        (2) The Participants would participate in such lease facility by (a) funding the purchase prices and other advances to be made by Lessor and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

        B. Pursuant to a Participation Agreement dated of even date herewith (the "Participation Agreement") among Lessee, Lessor, the Participants and Agent, Lessor and the Participants have agreed to provide such lease facility upon the terms and subject to the conditions set forth therein, including, without limitation, the execution and delivery of (1) the Lease Agreement dated as of November 12, 1997 between Lessee and Lessor (the "Lease Agreement"), pursuant to which Lessee has leased from Lessor the lots, pieces, tracts and parcels of land described in Exhibit A (the "Land") and the other property described in the Lease Agreement (the "Property"), (2) the Purchase Agreement dated as of November 12, 1997 between Lessee and Lessor (the "Purchase Agreement"), pursuant to which Lessee may purchase the Property from Lessor under certain circumstances, and (3) this Assignment.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. INTERPRETATION.

        1.01. Definitions. Unless otherwise indicated in this Assignment or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Assignment or any other Operative Document, shall have the respective meaning given to that term in such Schedule
1.01 or in the provision of this Assignment or other document, instrument or agreement referenced in such Schedule 1.01.

        1.02. Rules of Construction. Unless otherwise indicated in this Assignment or any other Operative Document, the rules of construction set forth in Schedule 1.02 to the Participation Agreement shall apply to this Assignment and the other Operative Documents.

SECTION 2. ASSIGNMENT.

     2.01. Assignment. As security for the Lessor Obligations, Lessor hereby irrevocably and unconditionally grants, conveys, transfers and assigns to Agent, for the benefit of the Participants and Agent, all estate, right, title and interest of Lessor, whether now owned or hereafter acquired, in the Lease Agreement and the Purchase Agreement, including all claims and rights to the payment of money at any time arising in connection with any repudiation, rejection or breach of either agreement by Lessee or a trustee or receiver of Lessee in any bankruptcy, insolvency or similar proceeding.

     2.02. Receipt of Rents, Etc. Lessor hereby irrevocably designates Agent (or its designee) to receive all Rents and other payments to be made by Lessee under the Lease Agreement and the Purchase Agreement. Lessor shall direct (and hereby directs) Lessee to deliver to Agent (or its designee), at its address set forth in the Participation Agreement or at such other address or to such other Person as Agent shall designate, all such payments, and no delivery thereof by Lessee shall be of any force or effect unless made to Agent (or its designee), as herein provided. Lessor and Agent agree that Lessee, in making such payments to Agent pursuant to the directions contained in this Assignment and in reliance on such directions shall be deemed to have satisfied its obligation for such payments under the Lease Agreement.

     2.03. Irrevocability; Supplemental Instruments. Lessor agrees that (a) this Assignment is irrevocable, (b) Lessor will not take any action under the Lease Agreement or the Purchase Agreement or otherwise which is inconsistent with this Assignment, (c) any action, assignment, designation or direction inconsistent herewith shall be void and (d) Lessor will from time to time execute and deliver all instruments of further assurance and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Assignment.

        2.04. Validity. Lessor represents, warrants, covenants and agrees that
(a) Lessor has not assigned or executed any assignment of, and will not assign or execute any assignment of, Lessor's estate, right, title or interest in the Lease Agreement or the Purchase Agreement to anyone other than Agent, (b) any such assignment is void, and (c) Lessor has not taken any action that impairs the rights of Agent hereunder.

        2.05. Lessor Remains Liable. The assignment made hereby is made for the purpose of securing the Lessor Obligations only and does not (a) impair or diminish in any way the obligations of Lessor under the Lease Agreement or the Purchase Agreement or (b) obligate Agent (or its designee) or any Participant to perform any of the obligations of Lessor under the Lease Agreement or the Purchase Agreement. This Assignment shall not operate to cause Agent (or its designee) to be regarded as a mortgagee in possession.

        2.06. Effect of Amendments. If the Lease Agreement or the Purchase Agreement shall be amended, it shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto.

     2.07. Absolute Assignment. Lessor has, subject to and in accordance with the terms and conditions of this Assignment, assigned and transferred unto Agent all of Lessor's right, title and interest in and to all Rents and other amounts now or hereafter payable by Lessee under the Lease Agreement and the Purchase Agreement, it being intended to establish an absolute transfer and assignment, subject to and in accordance with the terms and conditions of this Assignment, of all such Rents and other amounts to Agent and not merely to grant a security interest therein. Subject to the Lease Agreement, Agent (or its designee) may, in Lessor's name and stead, operate the Property and rent, lease or let all or any portion of the Property to any party or parties at such rental and upon such terms as Agent (or its designee) shall, in its discretion, determine.

     2.08. Receivers. If, notwithstanding the terms of this Assignment, a petition or order for sequestration of rents, or the appointment of a receiver or some similar judicial action or order is deemed required under applicable California law to allow Agent to continue to collect the Rents and other amounts payable by Lessee under the Lease Agreement or the Purchase Agreement, then it is agreed by Lessor that any proof of claim or similar document filed by Agent in connection with the breach or rejection of the Lease Agreement or the Purchase Agreement by Lessee thereunder or the trustee of any lessee under any federal or state bankruptcy, insolvency or other similar law shall, for the purpose of perfecting Agent's rights, be deemed to constitute action required under such California law. Upon the occurrence and during the continuance of an Event of Default, Lessor hereby consents to the appointment of a receiver for Lessor's interest in the Property without regard to the solvency of Lessor or to the collateral that may be available for the satisfaction of the Lessor Obligations.

SECTION 3. MISCELLANEOUS.

        3.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessor or Agent under this Assignment shall be given as provided in Paragraph
7.01 of the Participation Agreement.

        3.02. Waivers; Amendments. Any term, covenant, agreement or condition of this Assignment may be amended or waived only as provided in the Participation Agreement. No failure or delay by Agent in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

        3.03. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the Lessor Parties and their permitted successors and assigns; provided, however, that the Lessor Parties shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement.

        3.04. No Third Party Rights. Nothing expressed in or to be implied from this Assignment is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Assignment or under or by virtue of any provision herein.

        3.05. Partial Invalidity. If at any time any provision of this Assignment is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Assignment nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

        3.06. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

        3.07. Counterparts. This Assignment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                          [The signature page follows.]

               IN WITNESS WHEREOF, Lessor has caused this Assignment to be executed as of the day and year first above written.

LESSOR:                                LEASE PLAN U.S.A., INC.


                                       By: _____________________________
                                              Name: _______________________
                                              Title: ________________________

STATE OF CALIFORNIA_________________)
                                    )ss
COUNTY OF __________________________)

        On _____________, 1997, before me, ___________________ a Notary Public in and for the State of California, personally appeared __________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity on behalf of which the person(s) acted, executed the instrument.

               Witness my hand and official seal.




[SEAL]

      -------------------------------

                                    EXHIBIT A

                                      LAND

                                    EXHIBIT B

                               LESSEE'S CONSENT TO
              ASSIGNMENT OF LEASE AGREEMENT AND PURCHASE AGREEMENT

                                November 12, 1997

Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
135 So. LaSalle Street, Suite 711
Chicago, IL  60603

ABN AMRO Bank N.V.,
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019

        1.     Reference is made to the following:

                (a) The Participation Agreement, dated as of November 12, 1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent");

                (b) The Lease Agreement, dated as of November 12, 1997 (the "Lease Agreement"), between Lessee and Lessor;

                (c) The Purchase Agreement, dated as of November 12, 1997 (the "Purchase Agreement"), between Lessee and Lessor; and

                (d) The Assignment of Lease Agreement and Purchase Agreement, dated as of November 12, 1997 (the "Assignment of Lease"), executed by Lessor in favor of Agent.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

        2. Consent. Lessee hereby consents to the Assignment of Lease.

        3. Payments. Lessee agrees to pay and deliver to Agent (or its designee) all Rents and other amounts payable by Lessee under the Lease Agreement and the Purchase Agreement in accordance with the terms thereof. Lessee will not, for any reason whatsoever, seek to recover from Agent (or its designee) any moneys paid to Agent (or its designee) by virtue of the Assignment of Lease.

        4. Lessee's Other Agreements. Lessee hereby further agrees with Lessor and Agent as follows:

               (a) Lessee agrees (i) to deliver to Agent (or its designee) and Lessor, at their addresses set forth in the Participation Agreement or at such other addresses as Agent or Lessor, as the case may be, may designate, duplicate originals or copies of all notices, undertakings, demands, statements, documents and other communications which Lessee is required or permitted to deliver pursuant to the Lease Agreement, the Purchase Agreement or the Assignment of Lease; (ii) that any notice delivered or declaration made to Lessee by Agent (or its designee) pursuant to the Lease Agreement or the Purchase Agreement shall be effective as a notice given or declaration made to Lessee by Lessor;
        (iii) that Agent (or its designee) shall not by reason of the Assignment of Lease be subject to any liability or obligation under the Lease Agreement or the Purchase Agreement except as set forth in the Assignment of Lease; and (iv) that any waiver, consent or approval by Lessor under the Lease Agreement or the Purchase Agreement shall not be valid unless approved in writing by Agent (or its designee).

               (b) Lessee agrees to remain obligated under the Lease Agreement and the Purchase Agreement in accordance with their respective terms, and to take no action to terminate (other than in accordance with the terms thereof), annul, rescind or avoid the Lease Agreement, the Purchase Agreement or this Consent or to abate, reduce, offset, suspend or defer or make any counterclaim or raise any defense (other than the defense of payment to Agent (or its designee)) with respect to the Rents or other amounts payable thereunder or to cease paying such amounts to Agent (or its designee) as provided herein.

                (c) Lessee hereby agrees that upon the occurrence of any Event of Default, Agent (or its designee) shall have the right to deliver a notice of default under the Lease Agreement, which shall be effective for all purposes under the Lease Agreement as if sent by Lessor.

                (d) Lessee shall notify Agent (or its designee) at its address specified in the Participation Agreement, or such other address as Agent may designate, of any default by Lessor under the Lease Agreement and agrees that no such default shall entitle Lessee to terminate (other than in accordance with the terms of the Lease Agreement), annul, rescind or avoid the Lease Agreement or reduce or abate the Rents or other amounts payable thereunder.

        5. Amendment or Termination; Agent's Designation. Lessee agrees that it will not, unilaterally or by agreement, subordinate, amend, supplement, modify, extend (except in accordance with the express terms thereof), discharge, waive or terminate (other than in accordance with the terms thereof) the Lease Agreement, the Purchase Agreement or this Consent without Agent's prior written consent, and that any attempted subordination, amendment, supplement, modification, extension, discharge, waiver or termination in violation of this
Section 5 without such consent shall be null and void. In the event that the Lease Agreement or the Purchase Agreement shall be amended or supplemented as herein permitted, the Lease Agreement or the Purchase Agreement, as so amended or supplemented, shall continue to be subject to the provisions of the Assignment of Lease and this Consent without the necessity of any further act by any of the parties thereto or hereto.

        6. Continuing Obligations of Lessor and Lessee. Neither the execution and delivery of the Assignment of Lease, nor any action or inaction on the part of Agent shall impair or diminish any obligations of Lessor or Lessee under the Lease Agreement or the Purchase Agreement, and shall not impose on Agent (or its designee) any such obligations, nor shall it impose on Agent (or its designee) a duty to produce Rents or cause Agent to be a mortgagee or pledgee in possession for any purpose. Except as specifically set forth in this Consent, none of the terms of the Assignment of Lease shall impose upon Lessee any greater obligations than those set forth in the Lease Agreement, the Purchase Agreement and the other Operative Documents.

        7. Partial Invalidity. If at any time any provision of this Consent is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Consent nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

        8. Governing Law. This Consent shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, Lessee has executed this Consent on the date set forth above.

        LESSEE:                       KLA-TENCOR CORPORATION


                                      By: _____________________________
                                             Name: _______________________
                                             Title: ________________________

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Thomas Y. Coleman, Esq.
Orrick, Herrington & Sutcliffe LLP
Old Federal Reserve Bank Building
400 Sansome Street
San Francisco, California 94111


================================================================================

                          ASSIGNMENT OF LEASE AGREEMENT
                             AND PURCHASE AGREEMENT


                                       BY


                             LEASE PLAN U.S.A., INC.


                                   IN FAVOR OF


                               ABN AMRO BANK N.V.,
                          AS AGENT FOR THE PARTICIPANTS


                                NOVEMBER 12, 1997

================================================================================

RECORDING REQUESTED BY
AND WHEN RECORDED, RETURN TO:

Orrick, Herrington & Sutcliffe
Old Federal Reserve Bank Building
400 Sansome Street
San Francisco, CA  94111
Attn:  James W. Miller, Esq.

-------------------------------------------------------------------------------

                FIRST AMENDMENT TO ASSIGNMENT OF LEASE AGREEMENT
                             AND PURCHASE AGREEMENT

           THIS FIRST AMENDMENT TO ASSIGNMENT OF LEASE AGREEMENT AND PURCHASE AGREEMENT (this "Amendment"), dated as of November 14, 1997, is entered into by and between:

                        (1) LEASE PLAN U.S.A., INC., a Georgia corporation
                ("Lessor"); and

                        (2) ABN AMRO BANK N.V., as agent for the Participants
                under the Participation Agreement referred to in Recital A below (in such capacity, "Agent").

                                    RECITALS

           A. KLA-Tencor Corporation, a Delaware corporation ("Lessee"), Lessor, each of the financial institutions listed in Schedule I to the Participation Agreement (referred to below) (collectively, the "Participants"), and Agent, are parties to a Participation Agreement dated as of November 12, 1997 (the "Participation Agreement").

           B. Lessee and Lessor are parties to that certain Lease Agreement dated as of November 12, 1997 and that certain Purchase Agreement dated as of November 12, 1997.

           C. As security for the Lessor Obligations, Lessor has assigned all of its estate, right, title and interest in the Lease Agreement and the Purchase Agreement to Agent pursuant to that certain Assignment of Lease Agreement and Purchase Agreement dated November 12, 1997, and recorded on November 12, 1997, in the Official Records of Santa Clara County, California, as Document No. 13935262 (the "Assignment of Lease").

           D. Pursuant to the terms of the Participation Agreement, Lessee has requested that Lessor acquire that certain real property described in Exhibit A attached hereto (the "Tract 4 Land") and made a part hereof, and all Improvements thereon.

           E. Lessee and Lessor have amended the Lease Agreement to add the Tract 4 Land to the property under the Lease Agreement as provided in that certain First Amendment to Lease Agreement, Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing dated as of November 12, 1997, to be recorded in the Official Records of Santa Clara County, California prior to this Amendment.

                                    AGREEMENT

           NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Agent hereby agree as follows:

        1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in Schedule 1.01 to the Participation Agreement. The rules of construction set forth in Schedule 1.02 to the Participation Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

        2. AMENDMENT TO ASSIGNMENT OF LEASE. The Assignment of Lease is hereby amended by adding to Exhibit A thereto the property description set forth in Exhibit A to this Amendment. Without limiting the effect of such addition, Lessor and Agent specifically acknowledge and agree that, on and after the date hereof, (i) the terms "Land" and "Property" as defined in the Assignment of Lease include the Tract 4 Land, and (ii) the terms "Lease Agreement" and "Purchase Agreement" as used herein shall mean those documents as amended to include the Tract 4 Land.

        3. EFFECT OF THIS AMENDMENT. On and after the date of this Amendment, each reference in the Assignment of Lease and the other Operative Documents to the Assignment of Lease shall mean the Assignment of Lease as amended hereby. Except as specifically amended above, (a) the Assignment of Lease and the other Operative Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lessor, the Participants or Agent, nor constitute a waiver of any provision of the Assignment of Lease or any other Operative Document.

        4. MISCELLANEOUS.

                     (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

                     (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                     (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

           IN WITNESS WHEREOF, Lessor and Agent have caused this Amendment to be executed as of the day and year first above written.

LESSOR:                                   LEASE PLAN U.S.A., INC.



                                           By:_________________________________

                                                Name:__________________________

                                                Title:_________________________



AGENT:                                     ABN AMRO BANK N.V.



                                           By:_________________________________

                                                Name:__________________________

                                                Title:_________________________



                                           By:_________________________________

                                                Name:__________________________

                                                Title:_________________________



ACKNOWLEDGED AND AGREED:



LESSEE:                                    KLA-TENCOR CORPORATION



                                           By:_________________________________

                                                Name:__________________________

                                                Title:_________________________

 STATE OF                                                     )
          ____________________________________________________)
                                                              )
 COUNTY OF ___________________________________________________)


        On _____________, 1997 before me, _______________________, a Notary
Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                     WITNESS my hand and official seal.

                     [SEAL]

                                  --------------------------------------------

 STATE OF                                                     )
          ____________________________________________________)
                                                              )
 COUNTY OF ___________________________________________________)


        On _____________, 1997 before me, _______________________, a Notary
Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                     WITNESS my hand and official seal.

                     [SEAL]

                                    ------------------------------------------

 STATE OF                                                     )
          ____________________________________________________)
                                                              )
 COUNTY OF ___________________________________________________)


        On _____________, 1997 before me, _______________________, a Notary
Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                     WITNESS my hand and official seal.

                     [SEAL]

                                     -----------------------------------------

                                    EXHIBIT A

                                  TRACT 4 LAND

        THAT CERTAIN REAL PROPERTY SITUATED IN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, AND DESCRIBED AS FOLLOWS:

                               LESSEE'S CONSENT TO
              ASSIGNMENT OF LEASE AGREEMENT AND PURCHASE AGREEMENT

                                November 12, 1997

Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
135 So. LaSalle Street, Suite 711
Chicago, IL  60603

ABN AMRO Bank N.V.,
  as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019

        1.     Reference is made to the following:

               (a) The Participation Agreement, dated as of November 12, 1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent");

               (b) The Lease Agreement, dated as of November 12, 1997 (the "Lease Agreement"), between Lessee and Lessor;

               (c) The Purchase Agreement, dated as of November 12, 1997 (the "Purchase Agreement"), between Lessee and Lessor; and

               (d) The Assignment of Lease Agreement and Purchase Agreement, dated as of November 12, 1997 (the "Assignment of Lease"), executed by Lessor in favor of Agent.

Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

        2. Consent. Lessee hereby consents to the Assignment of Lease.

        3. Payments. Lessee agrees to pay and deliver to Agent (or its designee) all Rents and other amounts payable by Lessee under the Lease Agreement and the Purchase Agreement in accordance with the terms thereof. Lessee will not, for any reason whatsoever, seek to recover from Agent (or its designee) any moneys paid to Agent (or its designee) by virtue of the Assignment of Lease.

        4. Lessee's Other Agreements. Lessee hereby further agrees with Lessor and Agent as follows:

               (a) Lessee agrees (i) to deliver to Agent (or its designee) and Lessor, at their addresses set forth in the Participation Agreement or at such other addresses as Agent or Lessor, as the case may be, may designate, duplicate originals or copies of all notices, undertakings, demands, statements, documents and other communications which Lessee is required or permitted to deliver pursuant to the Lease Agreement, the Purchase Agreement or the Assignment of Lease; (ii) that any notice delivered or declaration made to Lessee by Agent (or its designee) pursuant to the Lease Agreement or the Purchase Agreement shall be effective as a notice given or declaration made to Lessee by Lessor;
        (iii) that Agent (or its designee) shall not by reason of the Assignment of Lease be subject to any liability or obligation under the Lease Agreement or the Purchase Agreement except as set forth in the Assignment of Lease; and (iv) that any waiver, consent or approval by Lessor under the Lease Agreement or the Purchase Agreement shall not be valid unless approved in writing by Agent (or its designee).

               (b) Lessee agrees to remain obligated under the Lease Agreement and the Purchase Agreement in accordance with their respective terms, and to take no action to terminate (other than in accordance with the terms thereof), annul, rescind or avoid the Lease Agreement, the Purchase Agreement or this Consent or to abate, reduce, offset, suspend or defer or make any counterclaim or raise any defense (other than the defense of payment to Agent (or its designee)) with respect to the Rents or other amounts payable thereunder or to cease paying such amounts to Agent (or its designee) as provided herein.

               (c) Lessee hereby agrees that upon the occurrence of any Event of Default, Agent (or its designee) shall have the right to deliver a notice of default under the Lease Agreement, which shall be effective for all purposes under the Lease Agreement as if sent by Lessor.

               (d) Lessee shall notify Agent (or its designee) at its address specified in the Participation Agreement, or such other address as Agent may designate, of any default by Lessor under the Lease Agreement and agrees that no such default shall entitle Lessee to terminate (other than in accordance with the terms of the Lease Agreement), annul, rescind or avoid the Lease Agreement or reduce or abate the Rents or other amounts payable thereunder.

        5. Amendment or Termination; Agent's Designation. Lessee agrees that it will not, unilaterally or by agreement, subordinate, amend, supplement, modify, extend (except in accordance with the express terms thereof), discharge, waive or terminate (other than in accordance with the terms thereof) the Lease Agreement, the Purchase Agreement or this Consent without Agent's prior written consent, and that any attempted subordination, amendment, supplement, modification, extension, discharge, waiver or termination in violation of this
Section 5 without such consent shall be null and void. In the event that the Lease Agreement or the Purchase Agreement shall be amended or supplemented as herein permitted, the Lease Agreement or the Purchase Agreement, as so amended or supplemented, shall continue to be subject to the provisions of the Assignment of Lease and this Consent without the necessity of any further act by any of the parties thereto or hereto.

        6. Continuing Obligations of Lessor and Lessee. Neither the execution and delivery of the Assignment of Lease, nor any action or inaction on the part of Agent shall impair or diminish any obligations of Lessor or Lessee under the Lease Agreement or the Purchase Agreement, and shall not impose on Agent (or its designee) any such obligations, nor shall it impose on Agent (or its designee) a duty to produce Rents or cause Agent to be a mortgagee or pledgee in possession for any purpose. Except as specifically set forth in this Consent, none of the terms of the Assignment of Lease shall impose upon Lessee any greater obligations than those set forth in the Lease Agreement, the Purchase Agreement and the other Operative Documents.

        7. Partial Invalidity. If at any time any provision of this Consent is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Consent nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

        8. Governing Law. This Consent shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.



        IN WITNESS WHEREOF, Lessee has executed this Consent on the date set forth above.

        LESSEE:                             KLA-TENCOR CORPORATION


                                            By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------

RECORDING REQUESTED BY
WHEN RECORDED RETURN TO:

Orrick, Herrington & Sutcliffe LLP
400 Sansome Street
San Francisco, California  94111
Attn:  Thomas Y. Coleman, Esq.

DOCUMENTARY TRANSFER TAX:

[The undersigned declare that the documentary transfer tax is $0.00 as Agreement is a contract for the sale of real property.]

--------------------------------------------------------------------------------

                        MEMORANDUM OF PURCHASE AGREEMENT

        By this Memorandum of Purchase Agreement, made November 12, 1997, concurrently with that certain Purchase Agreement (the "Purchase Agreement") dated as of November 12, 1997, by and between the parties hereto and covering the property described in Exhibit A attached hereto and made a part hereof (the "Property"), KLA-TENCOR CORPORATION, a Delaware corporation ("Lessee"), and LEASE PLAN U.S.A., INC., a Georgia corporation ("Lessor") agree as follows:

        Lessor grants to Lessee the right to purchase the Property upon the terms and subject to the conditions set forth in the Purchase Agreement.

        This instrument is a memorandum of the Purchase Agreement and is subject to all of the terms, covenants and conditions provided in the unrecorded Purchase Agreement and in no way modifies the provisions of the Purchase Agreement. If the terms of this instrument are inconsistent with the terms of the Purchase Agreement, the terms of the Purchase Agreement shall prevail. This instrument may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

LESSEE:                              KLA-TENCOR CORPORATION


                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



LESSOR:                              LEASE PLAN U.S.A., INC.


                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                    EXHIBIT A
                                    PROPERTY

STATE OF CALIFORNIA                 )
                                    )       ss
COUNTY OF                           )
          --------------------------)

        On _____________, 1997, before me, ___________________ a Notary Public in and for the State of California, personally appeared _____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity on behalf of which the person(s) acted, executed the instrument.

               Witness my hand and official seal.




[SEAL]


                                                 ------------------------------

STATE OF CALIFORNIA                 )
                                    )       ss
COUNTY OF                           )
         ---------------------------)

        On _____________, 1997, before me, ___________________ a Notary Public in and for the State of California, personally appeared ______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity on behalf of which the person(s) acted, executed the instrument.

               Witness my hand and official seal.




[SEAL]


                                      -----------------------------------------

                                LEASE AGREEMENT,
              CONSTRUCTION DEED OF TRUST WITH ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING


        THIS LEASE AGREEMENT, CONSTRUCTION DEED OF TRUST WITH ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Agreement" herein), dated as of November 12, 1997 is entered into by and between:

                (1) KLA-TENCOR CORPORATION, a Delaware corporation ("Lessee");
        and

                (2) LEASE PLAN U.S.A., INC., a Georgia corporation, as lessor under this Agreement and as trustee under the deed of trust contained herein ("Lessor").

                                    RECITALS

        A. Lessee has requested Lessor and the financial institutions which are "Participants" under the Participation Agreement referred to in Recital B below (such financial institutions to be referred to collectively as the "Participants") to provide to Lessee a certain lease facility. Pursuant to such facility:

        (1) Lessor would (a) acquire certain property designated by Lessee (either through purchase or lease), (b) lease to Lessee such property and certain other property currently held by Lessor, (c) appoint Lessee as Lessor's agent to make certain improvements to a portion of such property, (d) make advances to finance such improvements and to pay certain related expenses, and
(e) grant to Lessee the right to purchase such property; and

        (2) The Participants would participate in such lease facility by (a) funding the purchase prices and other advances to be made by Lessor and (b) acquiring participation interests in the rental and certain other payments to be made by Lessee.

        B. Pursuant to a Participation Agreement dated of even date herewith (the "Participation Agreement") among Lessee, Lessor, the Participants and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"), Lessor and the Participants have agreed to provide such lease facility upon the terms and subject to the conditions set forth therein, including without limitation the execution and delivery of this Agreement setting forth the terms of the lease by Lessor to Lessee of the property.


                                   AGREEMENT

        NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.            INTERPRETATION.

        1.01. Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, each term set forth in Schedule 1.01 to the Participation Agreement, when used in this Agreement or any other Operative Document, shall have the respective meaning given to that term in such Schedule
1.01 or in the provision of this Agreement or other document, instrument or agreement referenced in such Schedule 1.01.

        1.02. Rules of Construction. Unless otherwise indicated in this Agreement or any other Operative Document, the rules of construction set forth in Schedule 1.02 to the Participation Agreement shall apply to this Agreement and the other Operative Documents.

SECTION 2. BASIC PROVISIONS.

        2.01. Lease of the Property. Subject to the acquisition thereof by Lessor pursuant to the Participation Agreement and applicable Acquisition Agreements either as of the date hereof or during the term hereof, Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the following property (the "Property") to the extent of Lessor's estate, right, title and interest therein, thereto or thereunder:

                (a) All lots, pieces, tracts and parcels of land described in Exhibit A together with such additional parcels of real property as may be added to Exhibit A from time to time during the term hereof (the "Land");

                (b) All Improvements located on the Land;

                (c) All Appurtenant Rights belonging, relating or pertaining to any of the Land or Improvements;

                (d) All Related Goods (including those described in Exhibit B and in each Exhibit B Supplement), Related Permits and Related Agreements related to any of the foregoing Land, Improvements or Appurtenant Rights; and

                (e) All accessions and accretions to and replacements and substitutions for the foregoing.

(Lessee understands that Lessor's only interest in the Tract 3 Land is through the Tract 3 Ground Lease Agreement and is a leasehold interest only.)

        2.02.         Term.

                (a) Original Term. The original term of this Agreement shall commence on the Closing Date (the "Commencement Date") and shall end on the first Business Day of

        November, 2002 (such date as it may be extended pursuant to Subparagraph 2.02(b) to be referred to as the "Scheduled Expiration Date").

                (b) Extensions. Lessee may request Lessor to extend the Scheduled Expiration Date in effect for an additional period of two (2) years, as provided in Subparagraph 2.09(b) of the Participation Agreement. If Lessor and each Participant consents to such a request in accordance with such provision, the definition of "Scheduled Expiration Date" set forth in Subparagraph 2.02(a) shall be deemed extended to the date which is the first business day of November, 2004. Lessee acknowledges that neither Lessor nor any Participant has any obligation or commitment (either express or implied) to extend, or consent to the extension of, the Scheduled Expiration Date at any time.

        2.03.         Rent.

               (a)    Base Rent.

                      (i) Lessee shall pay to Lessor as base rent hereunder
               ("Base Rent") for each Rental Period for each Portion of the Outstanding Lease Amount an amount equal to the product of (A) the Rental Rate for such Rental Period and Portion, times (B) the amount of such Portion on the first day of such Rental Period, times (C) a fraction, the numerator of which is the number of days in such Rental Period and the denominator of which is 360. If the Rental Rate shall change during any Rental Period, the Rental Rate for such Rental Period shall be the weighted average of the Rental Rates in effect from time to time during such Rental Period.

                      (ii) Lessee may select the number and amounts of the
               Portions into which the Outstanding Lease Amount is to be divided and the Rental Period for each such Portion by (y) setting forth in each Acquisition Advance Request delivered by Lessee pursuant to Subparagraph 2.03(a) of the Participation Agreement the Portions into which Advances initially are to be divided and the initial Rental Periods therefor and (z) delivering to Lessor at least three (3) Business Days prior to the last day of each Rental Period for a Portion an irrevocable written notice in the form of Exhibit C, appropriately completed (a "Notice of Rental Period Selection"), subject to the following:

                             (A) Each Portion shall be in the amount of
                      $5,000,000 or an integral multiple of $100,000 in excess thereof; provided, however, that (1) during the Commitment Period, all Improvement/Expense Advances made after the Closing Date shall be combined as a single Portion (which may be less than $5,000,000), (2) the total number of Portions outstanding at any time shall not exceed four
                      (4), and (3) the Outstanding Lease Amount shall consist of a single Portion in the amount of the Outstanding Lease Amount if the Outstanding Lease Amount is less than $5,000,000).

                             (B) The initial and each subsequent Rental Period
                      selected by Lessee for each Portion shall be one (1), two
                      (2), three (3), six (6) or
                twelve (12) months; provided, however, that (1) the initial Rental Period for any Portion that is originated on an Acquisition Date that is not the first Business Day of a calendar month shall begin on such Acquisition Date and shall end on the first Business Day of the first calendar month immediately following the month in which such origination occurs, (2) every other Rental Period shall begin and end on the first Business Day of a calendar month, (3) during the Commitment Period, the Rental Period for the Portion consisting of all Improvement/Expense Advances made after the Closing Date shall be one (1) month, (4) no Rental Period shall end after the Scheduled Expiration Date, (5) no Rental Period shall be longer than one (1) month if a Default has occurred and is continuing on the date three (3) Business Days prior to the first day of such Rental Period and (6) each Rental Period after the initial Rental Period for any Portion for which Lessee fails to make a selection by delivering a Notice of Rental Period Selection in accordance with this clause (ii) shall be one (1) month.

        Lessee shall deliver each Notice of Rental Period Selection by first-class mail or facsimile as required by Subparagraph 2.02(a) and Paragraph 7.01 of the Participation Agreement; provided, however, that Lessee shall promptly deliver the original of any Notice of Rental Period Selection initially delivered by facsimile.

                (iii) The rental rate for each Rental Period for a Portion ("Rental Rate") shall be the LIBOR Rental Rate for such Rental Period and Portion, except as follows:

                        (A) The Rental Rates for the Rental Periods that begin
                on the Closing Date and on the Tract 4 Acquisition Date and end on December 1, 1997 shall be a rate agreed upon by Lessee and Lessor; or

                        (B) If any other Rental Period is less than seven (7)
                days, the Rental Rate for such Rental Period shall be the Alternate Rental Rate; or

                        (C) If the LIBOR Rental Rate is unavailable for any
                Rental Period pursuant to Subparagraph 2.12(a) or Subparagraph 2.12(b) of the Participation Agreement, the Rental Rate for such Rental Period shall be the Alternate Rental Rate.

                (iv) Lessee shall pay Base Rent in arrears (A) for each Portion, on the last day of each Rental Period therefor and, in the case of any Rental Period which exceeds three (3) months, each day occurring every three (3) months after the first day of such Rental Period (individually, a "Scheduled Rent Payment Date") and (B) for all Portions, on the Expiration Date.

                (b) Supplemental Rent. Lessee shall pay as supplemental rent hereunder ("Supplemental Rent") all amounts (other than Base Rent, the purchase price payable by

        Lessee for any purchase of the Property by Lessee pursuant to the Purchase Agreement and the Residual Value Guaranty Amount payable under the Purchase Agreement) payable by Lessee under this Agreement and the other Operative Documents. Lessee shall pay all Supplemental Rent amounts on the dates specified in this Agreement and the other Operative Documents for the payment of such amounts or, if no date is specified for the payment of any such amount, upon the demand of Lessor or any other Person to whom such amount is payable.

        2.04. Use. Lessee may use the Property for office, research and development, warehouse and manufacturing purposes, and for any other purpose which is in compliance with applicable zoning laws and ordinances for the Property.

        2.05. "As Is" Lease. Lessee has conducted, or will conduct from time to time with regard to property that may be added hereto after the date hereof, all due diligence which it deems appropriate regarding the Property and agrees that no Lessor Party has any obligation to conduct any such due diligence. Lessee is leasing the Property "as is, with all faults" without any representation, warranty, indemnity or undertaking by any Lessor Party regarding any aspect of the Property, including (a) the condition of the Property (including any Improvements to the Property made prior to the Commencement Date or during the
Term); (b) title to the Property (including possession of the Property by any Person or the existence of any Lien or any other right, title or interest in or to any of the Property in favor of any Person); (c) the value, habitability, usability, design, operation or fitness for use of the Property; (d) the availability or adequacy of utilities and other services to the Property; (e) any latent, hidden or patent defect in the Property; (f) the zoning or status of the Property or any other restrictions on the use of the Property; (g) the economics of the Property; (h) any Casualty or Condemnation; or (i) the compliance of the Property with any applicable Governmental Rule or Insurance Requirement; provided, however, that Lessor shall be obligated to remove Lessor Liens to the extent required in Subparagraph 5.04(b) of the Participation Agreement. Without limiting the generality of the foregoing, Lessee specifically waives any covenant of quiet enjoyment except as otherwise provided in Subparagraph 5.04(b) of the Participation Agreement.

        2.06. Nature of Transaction. As more fully provided in Paragraph 2.10 of the Participation Agreement, Lessee and the Lessor Parties intend that the transaction evidenced by this Agreement and the other Operative Documents constitute an operating lease in accordance with FASB 13 for accounting purposes and a loan secured by the Property for all other purposes, including federal, state and local income tax purposes and commercial, real estate and bankruptcy law purposes.

        2.07. Security, Etc. In order to secure the Lessee Obligations and otherwise to assure the Lessor Parties the benefits hereof in the event that the transaction evidenced by this Agreement and the other Operative Documents is, pursuant to the intent of Lessee and the Lessor Parties, treated as a loan for certain purposes, Lessee hereby makes the following grants and agrees as follows:

                (a) Real Property Security. As security for the Lessee Obligations, Lessee hereby irrevocably and unconditionally grants, conveys, transfers and assigns to Lessor, in trust for the benefit of the Lessor Parties, with power of sale and right of entry and possession, all estate, right, title and interest of Lessee in the following property, whether now owned or leased or hereafter acquired, (collectively, the "Real Property Collateral"):

                        (i) The Land;

                        (ii) All Improvements located on the Land;

                        (iii) All Appurtenant Rights belonging, relating or
                pertaining to any of the foregoing Land or Improvements;

                        (iv) All Subleases of and all Issues and Profits
                accruing from any of the foregoing Land, Improvements or Appurtenant Rights to the extent that such Subleases and Issues and Profits constitute real property;

                        (v) All Related Goods, Related Permits and Related
                Agreements related to any of the foregoing Land, Improvements or Appurtenant Rights to the extent that such Related Goods, Related Agreements and Related Permits constitute real property;

                        (vi) All other Property to the extent that such property
                constitutes real property; and

                        (vii) All proceeds of the foregoing, including Casualty
                and Condemnation Proceeds.

        (b) Personal Property Security. As security for the Lessee Obligations, Lessee hereby irrevocably and unconditionally assigns and grants to Lessor, for the benefit of the Lessor Parties, a security interest in all estate, right, title and interest of Lessee in the following property, whether now owned or leased or hereafter acquired, (collectively, the "Personal Property Collateral"):

                (i) All Subleases of and all Issues and Profits accruing from any of the Land, Improvements or Appurtenant Rights to the extent that such Subleases and Issues and Profits constitute personal property;

                (ii) All Related Goods, Related Permits and Related Agreements related to any of the Land, Improvements or Appurtenant Rights to the extent that such Related Goods, Related Agreements and Related Permits constitute personal property;

                (iii) All Cash Collateral and all other deposit accounts, instruments, investment property and monies held by any Lessor Party in connection with this Agreement or any other Operative Document (including any Repair and Restoration Account);

                (iv) All other Property to the extent such Property constitutes personal property; and

                (v) All proceeds of the foregoing, including Casualty and Condemnation Proceeds.

        This Agreement constitutes a fixture filing for purposes of the California Commercial Code with respect to the Related Goods which are or are to become fixtures on the Land or Improvements.

        (c) Absolute Assignment of Subleases, Issues, and Profits. Lessee hereby irrevocably assigns to Lessor, for the benefit of the Lessor Parties, all of Lessee's estate, right, title and interest in, to and under the Subleases and the Issues and Profits, whether now owned or hereafter acquired. This is a present and absolute assignment, not an assignment for security purposes only, and Lessor's right to the Subleases and Issues and Profits is not contingent upon, and may be exercised without possession of, the Property.

                      (i) If no Event of Default has occurred and is continuing,
               Lessee shall have a revocable license to collect and retain the Issues and Profits as they become due. Upon the occurrence and during the continuance of an Event of Default, such license shall automatically terminate, and Lessor may collect and apply the Issues and Profits pursuant to Subparagraph 5.02(d) without further notice to Lessee or any other party and without taking possession of the Property. All Issues and Profits thereafter collected by Lessee shall be held by lessee as trustee in a constructive trust for the benefit of Lessor. Lessee hereby irrevocably authorizes and directs the sublessees under the Subleases, without any need on their part to inquire as to whether an Event of Default has actually occurred or is then existing, to rely upon and comply with any notice or demand by Lessor for the payment to Lessor of any rental or other sums which may become due under the Subleases or for the performance of any of the sublessees' undertakings under the Subleases. Collection of any Issues and Profits by Lessor shall not cure or waive any default or notice of default hereunder or invalidate any acts done pursuant to such notice.

                      (ii) The foregoing irrevocable assignment shall not cause
               any Lessor Party to be (A) a mortgagee in possession; (B) responsible or liable for (1) the control, care, management or repair of the Property or for performing any of Lessee's obligations or duties under the Subleases, (2) any waste committed on the Property by the sublessees under any of the Subleases or by any other Persons, (3) any dangerous or defective condition of the Property, or (4) any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any sublessee, licensee, employee, invitee or other Person; or (C) responsible for or impose upon any Lessor Party any duty to produce rents or profits. No Lessor Party, in the absence of gross negligence or willful disregard on its part, shall be liable to Lessee as a consequence of (y) the exercise or failure to exercise any of the rights, remedies or powers granted to Lessor hereunder or (z) the failure or refusal of Lessor to perform or discharge any obligation, duty or liability of Lessee arising under the Subleases.

SECTION 3. OTHER LESSEE AND LESSOR RIGHTS AND OBLIGATIONS.

        3.01.  Maintenance, Repair, Etc.

               (a) General. Lessee shall not permit any waste of the Property, except for ordinary wear and tear, and shall, at its sole cost and expense, maintain the Property in good working order, mechanical condition and repair and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all applicable Governmental Rules and Insurance Requirements and on a basis consistent with the operation and maintenance of commercial properties comparable in type and location to the Property and in compliance with prudent industry practice.

                (b) New Improvements. Lessee shall make or cause to be made all of the New Improvements authorized and required by the Construction Agency Agreement in accordance with the Construction Agency Agreement.

                (c) Other Modifications. Lessee, at its sole cost and expense, may from time to time make alterations, renovations, improvements and additions to the Property and substitutions and replacements therefor (collectively, "Modifications") in addition to the New Improvements; provided that:

                        (i) No Modification impairs the value, utility or useful
                life of the Property or any part thereof from that which existed immediately prior to such Modification;

                        (ii) All Modifications are made expeditiously and, in
                all cases unless Lessee currently is exercising either the Term Purchase Option or the Expiration Date Purchase Option, completed not later than six (6) months prior to the Scheduled Expiration Date;

                        (iii) All Modifications are made in a good and
                workmanlike manner and in compliance with all applicable Governmental Rules and Insurance Requirements;

                        (iv) Subject to Paragraph 3.12 relating to permitted
                contests, Lessee pays all costs and expenses and discharges (or cause to be insured or bonded over) any Liens arising in connection with any Modification not later than the earlier of
                (A) sixty (60) days after the same shall be filed (or otherwise becomes effective) and (B) unless Lessee currently is exercising either the Term Purchase Option or the Expiration Date Purchase Option, six (6) months prior to the Scheduled Expiration Date;

                        (v) At least one (1) month prior to the commencement of
                (A) any Modifications which are anticipated to cost $2,500,000 or more in the aggregate, or (B) any Modifications which cause the total of all Modifications undertaken during the previous twelve-month period to exceed an aggregate cost of

                $5,000,000, Lessee shall deliver to Lessor, with sufficient copies for Agent and each Participant, a brief written description of such Modifications; and

                        (vi) All Modifications otherwise comply with this
                Agreement and the other Operative Documents.

                (d) Abandonment. Lessee shall not abandon the Property or any material portion thereof for any period in excess of thirty (30) consecutive days during the term hereof, except as a part of any New Improvements or Modifications as permitted herein or in the other Operative Documents.

        3.02. Risk of Loss. Lessee assumes all risks of loss arising from any Casualty or Condemnation which arises or occurs prior to the Expiration Date or while Lessee is in possession of the Property and all liability for all personal injuries and deaths and damages to property suffered by any Person or property on or in connection with the Property which arises or occurs prior to the Expiration Date or while Lessee is in possession of the Property, except in each case to the extent any such loss or liability is primarily caused by the gross negligence or willful misconduct of a Lessor Party. Lessee hereby waives the provisions of California Civil Code Sections 1932(1), 1932(2) and 1933(4), and any and all other applicable existing or future Governmental Rules permitting the termination of this Agreement as a result of any Casualty or Condemnation, and Lessor shall in no event be answerable or accountable for any risk of loss of or decrease in the enjoyment and beneficial use of the Property as a result of any such event.

        3.03. Insurance.

                (a) Coverage. Lessee, at its sole cost and expense, shall carry and maintain the following insurance coverage:

                        (i) At all times during the Term, commercial liability
                insurance covering claims for injuries or death sustained by persons or damage to property while on the Property, and workers' compensation insurance;

                        (ii) At all times during the Term, property insurance
                covering loss or damage by fire, flood and other risks in an amount not less than the then current replacement cost of the Improvements on the Property;

                        (iii) During the construction of any Improvements,
                builders' risk insurance covering fire, flood and other normal insured risks; and

                        (iv) At all times during the Term as appropriate, such
                other insurance of the types customarily carried by a reasonably prudent Person owning or operating properties similar to the Property in the same geographic area as the Property;

        Provided, however, that this Subparagraph 3.03(a) (A) shall not be construed to require Lessee to carry or maintain earthquake insurance and (B) shall not require Lessee to carry or maintain flood insurance in an amount in excess of the amount required by any Governmental Rule applicable to Lessee or any Lessor Party. Except as otherwise specifically required above, such insurance shall be in amounts, in a form and with deductibles customarily carried by a reasonably prudent Person owning or operating properties similar to the Property in the same geographic area as the Property.

               (b) Carriers. Any insurance carried and maintained by Lessee pursuant to this Paragraph 3.03 shall be underwritten by an insurance company which (i) has, at the time such insurance is placed and at the time of each renewal thereof, a general policyholder rating of "A" and a financial rating of at least 9 from A.M. Best and Company or any successor thereto (or if there is none, an organization having a similar national reputation) or (ii) is otherwise approved by Lessor and Required Participants; provided, however, that Lessee may, if no Event of Default has occurred and is continuing, self-insure.

                (c) Terms. Each insurance policy maintained by Lessee pursuant to this Paragraph 3.03 shall provide as follows, whether through endorsements or otherwise:

                        (i) Lessor and Agent shall be named as additional
                insureds, in the case of each policy of liability and property insurance, and additional loss payees, in the case of each policy of property insurance.

                        (ii) In respect of the interests of Lessor in the
                policy, the insurance shall not be invalidated by any action or by inaction of Lessee or by any Person having temporary possession of the Property while under contract with Lessee to perform maintenance, repair, alteration or similar work on the Property, and shall insure the interests of Lessor regardless of any breach or violation of any warranty, declaration or condition contained in the insurance policy by Lessee, Lessor or any other additional insured (other than by such additional insured, as to such additional insured); provided, however, that the foregoing shall not be deemed to (A) cause such insurance policies to cover matters otherwise excluded from coverage by the terms of such policies or (B) require any insurance to remain in force notwithstanding non-payment of premiums except as provided in clause (iii) below.

                        (iii) If the insurance policy is cancelled for any
                reason whatsoever, or substantial change is made in the coverage that affects the interests of Lessor, or if the insurance coverage is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to Lessor for thirty (30) days after receipt by Lessor of written notice from the insurers of such cancellation, change or lapse.

                        (iv) No Lessor Party shall have any obligation or
                liability for premiums, commissions, assessments, or calls in connection with the insurance.

                        (v) The insurer shall waive any rights of set-off or
                counterclaim or any other deduction, whether by attachment or otherwise, that it may have against any Lessor Party.

                        (vi) The insurance shall be primary without right of
                contribution from any other insurance that may be carried by any Lessor Party with respect to its interest in the Property.

                        (vii) The insurer shall waive any right of subrogation
                against any Lessor Party.

                        (viii) All provisions of the insurance, except the
                limits of liability, shall operate in the same manner as if there were a separate policy covering each insured party.

                        (ix) The insurance shall not be invalidated should
                Lessee or any Lessor Party waive, in writing, prior to a loss, any or all rights of recovery against any Person for losses covered by such policy, nor shall the insurance in favor of any Lessor Party or Lessee, as the case may be, or their respective rights under and interests in said policies be invalidated or reduced by any act or omission or negligence of any Lessee Party or Lessor, as the case may be, or any other Person having any interest in the Property.

                        (x) If the insurer has not received written notice from
                Lessor that an Event of Default has occurred and is continuing,
                (A) all insurance proceeds in respect of any loss or occurrence with a value of less than fifteen million Dollars ($15,000,000) shall be paid to and adjusted solely by Lessee and (B) all other insurance proceeds shall be paid to Lessor and adjusted jointly by Lessor and Lessee. From and after the date on which the insurer receives written notice from Lessor that an Event of Default has occurred and is continuing (and unless and until such insurer receives written notice from Lessor that all Events of Default have been cured), all losses shall be adjusted solely by, and all insurance proceeds shall be paid solely to, Lessor.

                        (xi) Each policy shall contain a standard form mortgage
                endorsement in favor of Lessor.

        (d) Evidence of Insurance. Lessee, at its sole cost and expense, shall furnish to Lessor from time to time upon the request of Lessor such certificates or other documents as Lessor may reasonably request to evidence Lessee's compliance with the insurance requirements set forth in this Paragraph 3.03.

        (e) Release of Lessor Parties. Lessee hereby waives, releases and discharges each Lessor Party and its directors, officers, employees, agents and advisors from all claims whatsoever arising out of any loss, claim, expense or damage to or destruction covered or coverable by insurance required under this Paragraph 3.03 to the extent the policies for such insurance permit such waiver, notwithstanding that such loss, claim, expense or damage may have been caused by any such Person, and, as among Lessee and such Persons, Lessee agrees to look to the insurance coverage only in the event of such loss.

3.04. Casualty and Condemnation.

        (a) Notice. Lessee shall give Lessor prompt written notice of the occurrence of any Casualty affecting, or the institution of any proceedings for the Condemnation of, the Property or any portion thereof.

        (b) Repair or Purchase Option. After the occurrence of any Casualty or Condemnation affecting the Property or any portion thereof, Lessee shall either
(i) repair and restore the Property as required by Subparagraph 3.04(c) or (ii) exercise the Term Purchase Option and purchase the Property pursuant to the Purchase Agreement; provided, however, that Lessee may not elect to repair and restore the Property if such casualty or condemnation is a Major Casualty or Major Condemnation or if an Event of Default has occurred and is continuing, unless Lessor and the Required Participants shall consent in writing. Not later than one (1) month after the occurrence of any Casualty or Condemnation, Lessee shall deliver to Lessor a written notice indicating whether it elects to repair and restore or purchase the Property

        (c) Repair and Restoration. If Lessee elects to repair and restore the Property following any Casualty or Condemnation, Lessee shall diligently proceed to repair and restore the Property to the condition in which it existed immediately prior to such Casualty or Condemnation and shall use reasonable efforts to complete all such repairs and restoration as soon as reasonably practicable, but not later than six (6) months prior to the Scheduled Expiration Date unless Lessee currently is exercising either the Term Purchase Option or the Expiration Date Purchase Option,. Lessee shall use its own funds to make such repairs and restoration, except to the extent any Casualty and Condemnation Proceeds are available and are released to Lessee for such purpose pursuant to Subparagraph 3.04(f). Lessee's exercise of the repair and restoration option shall, if Lessor or Required Participants direct, be subject to satisfaction of the following conditions within one (1) month after the occurrence of the Casualty or Condemnation:

                (i) Deposit in a deposit account acceptable to and controlled by Lessor (a "Repair and Restoration Account") of funds (including any Casualty and Condemnation Proceeds which are available and are released to Lessee pursuant to Subparagraph 3.04(f)) in the amount which Lessor determines is needed to complete and fully pay all costs of the repair or restoration (including taxes, financing charges, insurance and rent during the repair period);

                (ii) The establishment of an arrangement for lien releases and disbursement of funds acceptable to Lessor and in a manner and upon such terms and conditions as would be required by a prudent interim construction lender; and

                (iii) The delivery to Lessor of the following, each in form and substance acceptable to Lessor;

                        (A) Evidence that the Property can, in Lessor's
                reasonable judgment, with diligent restoration or repair, be returned to a condition at least equal to the condition thereof that existed prior to the Casualty or partial Condemnation causing the loss or damage within the earlier to occur of (A) six (6) months after the occurrence of the Casualty or Condemnation and (B) unless Lessee currently is exercising either the Term Purchase Option or the Expiration Date Purchase Option, six (6) months prior to the Scheduled Expiration Date;

                        (B) Evidence that all necessary governmental approvals
                can be timely obtained to allow the rebuilding and reoccupancy of the Property;

                        (C) Copies of all plans and specifications for the work;

                        (D) Copies of all contracts for the work, signed by a
                contractor reasonably acceptable to Lessor;

                        (E) A cost breakdown for the work;

                        (F) A payment and performance bond for the work or other
                security satisfactory to Lender;

                        (G) Evidence that, upon completion of the work, the
                size, capacity and total value of the Property will be at least as great as it was before the Casualty or Condemnation occurred; and

                        (H) Evidence of satisfaction of any additional
                conditions that Lessor or Required Participants may reasonably establish to protect their rights under this Agreement and the other Operative Documents.

        All plans and specifications for the work must be reasonably acceptable to Lessor, except that Lessor's approval shall not be required if the restoration work is based on the same plans and specifications as were originally used to construct the Property. To the extent that the funds in a Repair and Restoration Account include both Casualty and Condemnation Proceeds and other funds deposited by Lessee, the other funds deposited by Lessee shall be used first. Lessee acknowledges that the specific conditions described above are reasonable.

        (d) Prosecution of Claims for Casualty and Condemnation Proceeds. Lessee shall proceed promptly and diligently to prosecute in good faith the settlement or compromise of any and all claims for Casualty and Condemnation Proceeds; provided, however, that any settlement or compromise of any such claim shall, except as otherwise provided in clause (x) of Subparagraph 3.03(c), be subject to the written consent of Lessor and Required Participants, which consents shall not be unreasonably withheld. Lessor may participate in any proceedings relating to such claims, and, after the occurrence and during the continuance of any Event of Default, Lessor is hereby authorized, in its own name or in Lessee's name, to adjust any loss covered by insurance or any Casualty or Condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Lessee shall from time to time deliver to Lessor any and all further assignments and other instruments required to permit such participation.

        (e) Assignment of Casualty and Condemnation Proceeds. Lessee hereby absolutely and irrevocably assigns to Lessor all Casualty and Condemnation Proceeds and all claims relating thereto. Except as otherwise provided in clause
(x) of Subparagraph 3.03(c), Lessee agrees that all Casualty and Condemnation Proceeds are to be paid to Lessor and Lessee hereby authorizes and directs any insurer, Governmental Authority or other Person responsible for paying any Casualty and Condemnation Proceeds to make payment thereof directly to Lessor alone, and not to Lessor and Lessee jointly. If Lessee receives any Casualty and Condemnation Proceeds payable to Lessor hereunder, Lessee shall promptly pay over such Casualty and Condemnation Proceeds to Lessor. Lessee hereby covenants that until such Casualty and Condemnation Proceeds are so paid over to Lessor, Lessee shall hold such Casualty and Condemnation Proceeds in trust for the benefit of Lessor and shall not commingle such Casualty and Condemnation Proceeds with any other funds or assets of Lessee or any other Person. Except as otherwise provided in clause (x) of Subparagraph 3.03(c), Lessor may commence, appear in, defend or prosecute any assigned right, claim or action, and may adjust, compromise, settle and collect all rights, claims and actions assigned to Lessor, but shall not be responsible for any failure to collect any such right, claim or action, regardless of the cause of the failure.

        (f) Use of Casualty and Condemnation Proceeds.

                (i) If (A) no Event of Default has occurred and is continuing,
        (B) Lessee exercises the repair and restoration option pursuant to Subparagraphs 3.04(b) and 3.04(c) and (C) Lessee complies with any conditions imposed pursuant to Subparagraph 3.04(c); then Lessor shall release any Casualty and Condemnation Proceeds to Lessee for repair or restoration of the Property, but may condition such release and use of the Casualty and Condemnation Proceeds upon deposit of the Casualty and Condemnation Proceeds in a Repair and Restoration Account. Lessor shall have the option, upon the completion of such restoration of the Property, to apply any surplus Casualty and Condemnation Proceeds remaining after the completion of such restoration to the payment of Rent and/or the reduction of the Outstanding Lease Amount, notwithstanding that such amounts are not then due and payable or that such amounts are otherwise adequately secured.

                (ii) If (A) an Event of Default has occurred and is continuing,
        (B) Lessee fails to or is unable to comply with any conditions imposed pursuant to Subparagraph 3.04(c) or (C) Lessee elects to exercise the Term Purchase Option and purchase the Property pursuant to the Purchase Agreement; then, at the absolute discretion of Lessor and the Required Participants, regardless of any impairment of security or lack of impairment of security, but subject to applicable Governmental Rules governing use of Casualty and Condemnation Proceeds, if any, Lessor may
        (1) apply all or any of the Casualty and Condemnation Proceeds it receives to the expenses of Lessor Parties in obtaining such proceeds;
        (2) apply the balance to the payment of Rent and/or the reduction of the Outstanding Lease Amount, notwithstanding that such amounts are not then due and payable or that such amounts are otherwise adequately secured and/or (3) release all or any part of such proceeds to Lessee upon any conditions Lessor and the Required Participants may elect.

                (iii) Lessor shall apply any Casualty and Condemnation Proceeds which are to be used to reduce the Outstanding Lease Amount only on the last day of a Rental Period unless a Default has occurred and is continuing.

                (iv) Application of all or any portion of the Casualty and Condemnation Proceeds, or the release thereof to Lessee, shall not cure or waive any Default or notice of default or invalidate any acts done pursuant to such notice.

        3.05. Taxes. Subject to Paragraph 3.12 relating to permitted contests, Lessee shall promptly pay when due all Indemnified Taxes imposed on or payable by Lessee or any Lessor Party in connection with the Property, this Agreement or any of the other Operative Documents, or any of the transactions contemplated hereby or thereby. As promptly as possible after any Indemnified Taxes are payable by Lessee, Lessee shall send to Lessor for the account of the applicable Lessor Party a certified copy of an original official receipt received by Lessee showing payment thereof. If Lessee fails to pay any such Indemnified Taxes when due to the appropriate taxing authority or fails to remit to Lessor the required receipts or other required documentary evidence, Lessee shall indemnify the Lessor Parties for any incremental taxes, interest or penalties that may become payable by the Lessor Parties as a result of any such failure. The obligations of Lessee under this Paragraph 3.05 shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

        3.06. Environmental Matters.

               (a) Lessee's Covenants. Lessee shall not cause or permit Hazardous Materials to be used, generated, manufactured, stored, treated, disposed of, transported or present on or released or discharged from the Property in any manner that is reasonably likely to have a Material Adverse Effect. Lessee may use Hazardous Materials in connection with the operation of its business (or the business of permitted subtenants) so long as such use is consistent with the preceding sentence. Lessee shall immediately notify Lessor in writing of
        (i) the discovery of any Hazardous Materials on, under or about the Property; (ii) any knowledge by Lessee that the Property does not comply with any Environmental Laws; (iii) any claims against Lessee or the Property relating to Hazardous Materials or pursuant to Environmental Laws; and (iv) the discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be designated as "border zone property" under the provisions of California Health and Safety Code Sections 25220 et seq. or any regulation adopted in accordance therewith. In response to the presence of any Hazardous Materials on, under or about the Property, Lessee shall immediately take, at Lessee's sole expense, all remedial action required by any Environmental Laws or any judgment, consent decree, settlement or compromise in respect to any claim based thereon.

                (b) Inspection By Lessor. Upon reasonable prior notice to Lessee, Lessor, its employees and agents, may from time to time (whether before or after the commencement of a nonjudicial or judicial foreclosure proceeding), enter and inspect the Property for the purpose of determining the existence, location, nature and magnitude of any past or present release or threatened release of any Hazardous Materials into, onto, beneath or from the Property.

               (c) Indemnity. Without in any way limiting any other indemnity contained in this Agreement or any other Operative Document, Lessee agrees to defend, indemnify and hold harmless the Lessor Parties and the other Indemnitees from and against any claim, loss, damage, cost, expense or liability directly or indirectly arising out of (i) the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any Hazardous Materials which are found in, on, under or about the Property or (ii) the breach of any covenant, representation or warranty of Lessee relating to Hazardous Materials or Environmental Laws contained in this Agreement or any Operative Document. This indemnity shall include (A) the costs, whether foreseeable or unforeseeable, of any investigation, repair, cleanup or detoxification of the Property which is required by any Governmental Authority or is otherwise necessary to render the Property in compliance with all Environmental Laws; (B) all other direct or indirect consequential damages (including any third party claims, claims by any Governmental Authority, or any fines or penalties against the Indemnitees; and (C) all court costs and attorneys' fees (including expert witness fees and the cost of any consultants) paid or incurred by the Indemnitees. Lessee shall pay immediately upon Lessor's demand any amounts owing under this indemnity. Lessee shall use legal counsel reasonably acceptable to Lessor in any action or proceeding arising under this indemnity. The obligations of Lessee under this Subparagraph 3.06(c) shall survive the payment and performance of the Lessee Obligations and the termination of this Agreement.

               (d) Legal Effect of Section. Lessee and Lessor agree that (i) this Paragraph 3.06 and clause (i) of Subparagraph 4.01(s) of the Participation Agreement are intended as Lessor's written request for information (and Lessee's response) concerning the environmental condition of the real property security as required by California Code of Civil Procedure Section 726.5 and (ii) each representation and warranty and covenant herein and therein (together with any indemnity applicable to a breach of any such representation and warranty) with respect to the environmental condition of the Property is intended by Lessor and Lessee to be an "environmental provision" for purposes of California Code of Civil Procedure Section 736.

        3.07.         Liens, Easements, Etc.

                (a) Lessee's Covenants. Subject to Paragraph 3.12 relating to permitted contests, Lessee shall not create, incur, assume or permit to exist any Lien or easement on or with respect to any of the Property of any character, whether now owned or hereafter acquired, except for the following ("Permitted Property Liens"):

                        (i) Liens in favor of a Lessor Party securing the Lessee
                Obligations;

                        (ii) Liens and easements in existence on the
                Commencement Date to the extent reflected in the title insurance policies delivered to Agent pursuant to Paragraphs 3.01 and 3.02 of and Schedules 3.01 and 3.02 to the Participation Agreement and approved by Lessor;

                        (iii) Liens and easements approved by Lessor and
                reflected in the title insurance policy or policies or binders to be delivered in connection with any Land added hereto after the date hereof;

                        (iv) Liens for taxes or other Governmental Charges not
                at the time delinquent or thereafter payable without penalty;

                        (v) Liens of carriers, warehousemen, mechanics,
                materialmen and vendors and other similar Liens imposed by law incurred in the ordinary course of business for sums not overdue; and

                        (vi) Lessor Liens.

                Subject to Paragraph 3.12 relating to permitted contests, Lessee shall promptly (A) pay all Indebtedness of Lessee and other obligations prior to the time the non-payment thereof would give rise to a Lien on the Property and (B) discharge, at its sole cost and expense, any Lien on the Property which is not a Permitted Property Lien.

                (b) No Consents. Nothing contained in this Agreement shall be construed as constituting the consent or request of any Lessor Party, express or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NO LESSOR PARTY IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF ANY LESSOR PARTY IN AND TO THE PROPERTY.

        3.08. Subletting. Lessee may, in the ordinary course of business, sublease the Property or any portion thereof to any Person, provided, that (a) Lessee remains directly and primarily liable for performing its obligations under this Agreement and all other Lessee Obligations; (b) each sublease is subject to and subordinated to this Agreement; (c) each sublease has a term which expires on or prior to the Scheduled Expiration Date (or, if longer, includes a provision that the sublease terminates on the Expiration Date if such Expiration Date occurs prior to the Scheduled Expiration Date unless Lessee purchases the Property on the Expiration Date pursuant to the Purchase Agreement); (d) each sublease prohibits the sublessee from engaging in any activities on the Property other than those permitted by Paragraph 2.04; and (e) no sublease has a Material Adverse Effect. Any sublease which does not satisfy each of the requirements of the immediately preceding sentence shall be null and void as to the Lessor Parties and their successor and assigns. Except for such permitted subleases, Lessee shall not assign any of its rights or interests under this Agreement to any other Person.

        3.09. Utility Charges. Lessee shall pay all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other utilities and services to, on or in connection with the Property during the Term.

        3.10. Removal of Property. Lessee shall not remove any Improvements from the Land or any other Property from the Land or Improvements, except that, during the Term, Lessee may remove any Modification or any trade fixture, machinery, equipment, inventory or other personal property if such Modification or property (a) was not financed by an Advance, (b) is not required by any applicable Governmental Rule or Insurance Requirement and (c) is readily removable without impairing the value, utility or remaining useful life of the Property.

        3.11. Compliance with Governmental Rules and Insurance Requirements. Lessee, at its sole cost and expense, shall, unless its failure is not reasonably likely to have a Material Adverse Effect, (a) comply, and cause its agents, sublessees, assignees, employees, invitees, licensees, contractors and tenants, and the Property to comply, with all Governmental Rules and Insurance Requirements relating to the Property (including the construction, use, operation, maintenance, repair and restoration thereof, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of the Property), and (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of the Property and for the use, operation, maintenance, repair and restoration of the Improvements.

        3.12. Permitted Contests. Lessee, at its sole cost and expense, may contest any alleged Lien or easement on any of the Property or any alleged Governmental Charge, Indebtedness or other obligation which is payable by Lessee hereunder to Persons other than the Lessor Parties or which, if unpaid, would give rise to a Lien on any of the Property, provided that (a) each such contest is diligently pursued in good faith by appropriate proceedings; (b) the commencement and continuation of such proceedings suspends the enforcement of such Lien or easement or the collection of such Governmental Charge, Indebtedness or obligation; (c) Lessee has established adequate reserves for the discharge of such Lien or easement or the payment of such Governmental Charge, Indebtedness or obligation in accordance with GAAP and, if the failure to discharge such Lien or easement or the failure to pay such Governmental Charge, Indebtedness or obligation might result in any civil liability for any Lessor Party, Lessee has provided to such Lessor Party a bond or other security satisfactory to such Lessor Party; (d) the failure to discharge such Lien or easement or the failure to pay such Governmental Charge, Indebtedness or obligation could not result in any criminal liability for any Lessor Party; (e) the failure to discharge such Lien or easement or the failure to pay such Governmental Charge, Indebtedness or obligation is not otherwise reasonably likely to have a Material Adverse Effect; and (f) unless Lessee currently is exercising either the Term Purchase Option or the Expiration Date Purchase Option, any such contest is completed and such Lien or easement is discharged (either pursuant to such proceedings or otherwise) or such Governmental Charge, Indebtedness or obligation is declared invalid, paid or otherwise satisfied not later than six (6) months prior to the Scheduled Expiration Date.

        3.13. Lessor Obligations; Right to Perform Lessee Obligations. No Lessor Party shall have any obligation to (a) maintain, repair or make any improvements to the Property, (b) maintain any insurance on the Property, (c) perform any other obligation of Lessee under this Agreement or any other Lessee Obligation,
(d) make any expenditure on account of the Property (except to make Advances as required by the Participation Agreement) or (e) take any other action in connection with the Property, this Agreement or any other Operative Document, except as expressly provided herein or in another Operative Document; provided however, that Lessor may, in its sole discretion and without any obligation to do so, perform any Lessee Obligation not performed by Lessee when required. Lessor may enter the Property or exercise any other right of Lessee under this Agreement or any other Operative Document to the extent Lessor determines in good faith that such entry or exercise is reasonably necessary for Lessor to perform any such Lessee Obligation not performed by Lessee when required. Lessee shall reimburse Lessor and the other Lessor Parties, within five (5) Business Days after demand, for all fees, costs and expenses incurred by them in performing any such obligation or curing any Default.

        3.14. Inspection Rights. During the Term, Lessee shall permit any Person designated by Lessor, upon reasonable notice and during normal business hours, to visit and inspect any of the Property.

SECTION 4.  EXPIRATION DATE.

        4.01. Termination by Lessee Prior to Scheduled Expiration Date. Subject to the terms and conditions of the Purchase Agreement, Lessee may, at any time prior to the Scheduled Expiration Date, terminate this Agreement and purchase the Property pursuant to Section 2 of the Purchase Agreement. Lessee shall notify Lessor of Lessee's election so to terminate this Agreement and purchase the Property by delivering to Agent a Notice of Term Purchase Option Exercise pursuant to and in accordance with the provisions of Paragraph 2.01 of the Purchase Agreement.

        4.02. Surrender of Property. Unless Lessee purchases the Property on the Expiration Date pursuant to the Purchase Agreement, Lessee shall vacate and surrender the Property to Lessor on the Expiration Date in its then-current condition, subject to compliance by Lessee on or prior to such date of its obligations under this Agreement and the other Operative Documents (including the completion of the New Improvements and all Modifications, the completion of all permitted contests and the removal of all Liens which are not Permitted Property Liens of the types described in clauses (i), (ii), (iii), (iv) and (vi) of Subparagraph 3.07(a)).

        4.03. Holding Over. If Lessee does not purchase the Property on the Expiration Date pursuant to the Purchase Agreement but continues in possession of any portion of the Property after the Expiration Date, Lessee shall pay rent for each day it so continues in possession, payable upon demand of Lessor, at a per annum rate equal to the Alternate Rental Rate plus two percent (2.0%) and shall pay and perform all of its other Lessee Obligations under this Agreement and the other Operative Documents in the same manner as though the Term had not ended; provided, however, that this Paragraph 4.03 shall not be interpreted to permit such holding over or to limit any right or remedy of Lessor for such holding over.

SECTION 5.    DEFAULT.

        5.01. Events of Default. The occurrence or existence of any one or more of the following shall constitute an "Event of Default" hereunder:

               (a) Non-Payment. Lessee shall (i) fail to pay on the Expiration Date any amount payable by Lessee under this Agreement or any other Operative Document on or prior to such date, (ii) fail to pay within five (5) business days after any Scheduled Rent Payment Date any Base Rent payable on such Scheduled Rent Payment Date (other than the Base Rent payable on the Expiration Date) or (iii) fail to pay within thirty
        (30) days after the same becomes due, any Supplemental Rent or other amount required under the terms of this Agreement or any other Operative Document (other than any such amount payable on the Expiration Date or Base Rent); or

                (b) Specific Defaults. Lessee or any of its Subsidiaries shall fail to observe or perform any covenant, obligation, condition or agreement set forth in Subparagraph 3.01(d) hereof or in Paragraph 5.02 or Paragraph 5.03 of the Participation Agreement; or

               (c) Other Defaults. Lessee or any of its Subsidiaries shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Agreement or any other Operative Document and such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor; provided, however, that, if such failure cannot reasonably be cured within such thirty (30) day period, such failure shall not constitute an Event of Default hereunder if Lessee (i) promptly commences to cure such failure within such thirty
        (30) day period, (ii) thereafter diligently pursues such cure to completion, and (iii) completes such cure not later than the earlier of
        (A) the Expiration Date, if Lessee is exercising the Marketing Option, and (B) one hundred and twenty days (120) days after Lessor's notice of such failure; or

                (d) Representations and Warranties. Any representation, warranty, certificate, information or other statement (financial or otherwise) made or furnished by or on behalf of Lessee or any of its Subsidiaries to any Lessor Party in or in connection with this Agreement or any other Operative Document, or as an inducement to any Lessor Party to enter into this Agreement or any other Operative Document, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

               (e) Cross-Default. (i) Lessee or any of its Subsidiaries shall fail to make any payment when due on account of any Indebtedness of such Person (other than the Lessee Obligations and trade payables) and such failure shall continue beyond any period of grace provided with respect thereto, if the amount of such Indebtedness exceeds $40,000,000 or the effect of such failure is to cause, or permit the holder or holders thereof to cause, Indebtedness of Lessee and its Subsidiaries (other than the Lessee Obligations) in an aggregate amount exceeding $40,000,000 to become due or (ii) Lessee or any of its Subsidiaries shall otherwise fail to observe or perform any agreement, term or condition contained in any agreement or instrument relating to any Indebtedness of such Person (other than the Lessee Obligations and trade payables), or any other event shall occur or condition shall exist, if the effect of such failure, event or condition is to cause, or permit the holder or holders thereof to cause, Indebtedness of Lessee and its Subsidiaries (other than the Lessee Obligations) in an aggregate amount exceeding $40,000,000 to become due (and/or to be secured by cash collateral); or

               (f) Insolvency, Voluntary Proceedings. Lessee or any of its Material Subsidiaries shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute),
        (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

               (g) Involuntary Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Lessee or any of its Material Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Lessee or any of its Material Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement; or

               (h) Judgments. (i) One or more judgments, orders, decrees or arbitration awards requiring Lessee and/or its Subsidiaries to pay an aggregate amount of $40,000,000 or more (exclusive of amounts covered by insurance issued by an insurer not an Affiliate of Lessee and otherwise satisfying the requirements set forth in Subparagraph 3.03(b)) shall be rendered against Lessee and/or any of its Subsidiaries in connection with any single or related series of transactions, incidents or circumstances and the same shall not be satisfied, vacated or stayed for a period of thirty (30) consecutive days after issue or levy; (ii) any judgment, writ, assessment, warrant of attachment, tax lien or execution or similar process shall be issued or levied against a substantial part of the property of Lessee or any of its Subsidiaries and the same shall not be released, stayed, vacated or otherwise dismissed within thirty
        (30) days after issue or levy; or (iii) any other judgments, orders, decrees, arbitration awards, writs, assessments, warrants of attachment, tax liens or executions or similar processes which, alone or in the aggregate, are reasonably likely to have a Material Adverse Effect are rendered, issued or levied; or

                (i) Operative Documents. Any Operative Document or any material term thereof shall cease to be, or be asserted by Lessee or any of its Subsidiaries not to be, a legal, valid and binding obligation of Lessee or any of its Subsidiaries enforceable in accordance with its terms; or

                (j) ERISA. Any Reportable Event which constitutes grounds for the termination of any Employee Benefit Plan by the PBGC or for the appointment of a trustee by the PBGC to administer any Employee Benefit Plan shall occur, or any Employee Benefit Plan shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by the PBGC to administer any Employee Benefit Plan; or

                (k) Major Casualty or Condemnation. Any Major Casualty or Major Condemnation affecting the Property shall occur; or

               (l) Change of Control. Any Change of Control shall occur;

Provided, however, that any such Event of Default (except any Event of Default under Subparagraph 5.01(f) or Subparagraph 5.01(g)) shall be deemed cured and shall cease to be an Event of Default hereunder if, prior to the time any Lessor Party begins to exercise any of its rights and remedies for an Event of Default under the Operative Documents, Lessee delivers to Lessor:

               (A) In the case of any Event of Default occurring under Subparagraph 5.01(e), written evidence that the Persons owing the applicable Indebtedness have made the required payment in the case of a failure to pay and, in all cases (including failure to pay), all holders of such Indebtedness have waived (without the payment by the Persons owing such Indebtedness of any waiver fee, penalty or other similar payment or the provision by such Persons of additional collateral) such holders' rights to cause such Indebtedness to become due (and/or to be secured by cash collateral); and

                (B) In the case of all other Events of Default (except Events of Default under Subparagraph 5.01(f) or Subparagraph 5.01(g)), written evidence that such Events of Default have been cured.

        5.02. General Remedies. In all cases, upon the occurrence or existence of any Event of Default and at any time thereafter unless such Event of Default is waived, Lessor may, with the consent of the Required Participants, or shall, upon instructions from the Required Participants, exercise any one or more of the following rights and remedies (except that the remedy set forth in the first sentence of Subparagraph 5.02(a) shall be automatic):

               (a) Termination of Commitments. If such Event of Default is an Event of Default of the type described in Subparagraph 5.01(f) or Subparagraph 5.01(g) affecting Lessee, immediately and without notice the obligation of Lessor to make Advances and the obligations of the Participants to fund Advances shall automatically terminate. If such Event of Default is any other Event of Default, Lessor may by written notice to Lessee, terminate the obligation of Lessor to make Advances and the obligations of the Participants to fund Advances.

                (b) Appointment of a Receiver. Lessor may apply to any court of competent jurisdiction for, and obtain appointment of, a receiver for the Property.

                (c) Specific Performance. Lessor may bring an action in any court of competent jurisdiction to obtain specific enforcement of any of the covenants or agreements of Lessee in this Agreement or any of the other Operative Documents.

                (d) Collection of Issues and Profits. Lessor may collect Issues and Profits as provided in Subparagraph 2.07(c) and apply the proceeds to pay Lessee Obligations.

               (e) Protection of Property. Lessor may enter, take possession of, manage and operate all or any part of the Property or take any other actions which it reasonably determines are necessary to protect the Property and the rights and remedies of the Lessor Parties under this Agreement and the other Operative Documents, including (i) taking and possessing all of Lessee's books and records relating to the Property;
        (ii) entering into, enforcing, modifying, or canceling subleases on such terms and conditions as Lessor may consider proper; (iii) obtaining and evicting tenants; (iv) fixing or modifying sublease rents; (v) collecting and receiving any payment of money owing to Lessee; (vi) completing any unfinished Improvements; and/or (vii) contracting for and making repairs and alterations.

                (f) Other Rights and Remedies. In addition to the specific rights and remedies set forth above in this Paragraph 5.02 and in Paragraph 5.03 and Paragraph 5.04, Lessor may exercise any other right, power or remedy permitted to it by any applicable Governmental Rule, either by suit in equity or by action at law, or both.

        5.03. Lease Remedies. If the transaction evidenced by this Agreement and the other Operative Documents is treated as a lease, upon the occurrence or existence of any Event of Default and at any time thereafter unless such Event of Default is waived, Lessor may, with the consent of the Required Participants, or shall, upon instructions from the Required Participants, exercise any one or more of the following rights and remedies in addition to those rights and remedies set forth in Paragraph 5.02:

               (a) Termination of Lease. Lessor may, by written notice to Lessee, terminate this Agreement on a Termination Date which is prior to the Scheduled Expiration Date, subject to Subparagraph 3.02(1) of the Purchase Agreement. Such Termination Date shall be the last day of a Rental Period unless Required Participants shall otherwise direct. On such Termination Date (which shall then be the Expiration Date), Lessee shall pay all unpaid Base Rent accrued through such date, all Supplemental Rent due and payable on or prior to such date and all other amounts payable by Lessee on the Expiration Date pursuant to this Agreement and the other Operative Documents. Lessee also shall pay to Lessor, in addition to all accrued Base Rent, the worth at the time of such payment of the amount by which the unpaid Base Rent through the Scheduled Expiration Date exceeds the amount of such rental loss for the same period that Lessee proves could reasonably be avoided.

                (b) Continuation of Lease. Lessor may exercise the rights and remedies provided by California Civil Code Section 1951.4, including the right to continue this Agreement in effect after Lessee's breach and abandonment and recover Rent as it becomes due. Acts of maintenance or preservation, efforts to relet the Property, the appointment of a receiver upon Lessor's initiative to protect its interest under this Agreement or withholding consent to or terminating a sublease shall not of themselves constitute a termination of Lessee's right to possession.

                (c) Removal and Storage of Property. Lessor may enter the Property and remove therefrom all Persons and property, store such property in a public warehouse or elsewhere at the cost of and for the account of Lessee and sell such property and apply the proceeds therefrom pursuant to applicable California law.

        5.04. Loan Remedies. If the transaction evidenced by this Agreement and the other Operative Documents is treated as a loan, upon the occurrence or existence of any Event of Default and at any time thereafter unless such Event of Default is waived, Lessor may, with the consent of the Required Participants, or shall, upon instructions from the Required Participants, exercise any one or more of the following rights and remedies in addition to those rights and remedies set forth in Paragraph 5.02:

                (a) Acceleration of Lessee Obligations. Lessor may, by written notice to Lessee, terminate this Agreement on a Termination Date which is prior to the Scheduled Expiration Date, subject to Subparagraph 3.02(1) of the Purchase Agreement, and declare all unpaid Lessee Obligations due and payable on such Termination Date. Such Termination Date shall be the last day of a Rental Period unless Required Participants shall otherwise direct. On such Termination Date (which shall then be the Expiration Date), Lessee shall pay all unpaid Base Rent accrued through such date, all Supplemental Rent due and payable on or prior to such date and all other amounts payable by Lessee on the Expiration Date pursuant to this Agreement and the other Operative Documents.

                (b) Uniform Commercial Code Remedies. Lessor may exercise any or all of the remedies granted to a secured party under the California Uniform Commercial Code.

                (c) Judicial Foreclosure. Lessor may bring an action in any court of competent jurisdiction to foreclose the security interest in the Property granted to Lessor by this Agreement or any of the other Operative Documents.

                (d) Power of Sale. Lessor may cause some or all of the Property, including any Personal Property Collateral, to be sold under a power of sale or otherwise disposed of in any combination and in any manner permitted by applicable Governmental Rules.

                      (i) Sales of Personal Property. Lessor may dispose of any
               Personal Property Collateral separately from the sale of Real Property Collateral, in any manner permitted by Division 9 of the California Uniform Commercial Code, including any public or private sale, or in any manner permitted by any other applicable Governmental Rule. Any proceeds of any such disposition shall not cure any Event of Default or reinstate any Lessee Obligation for purposes of Section 2924c of the California Civil Code. In connection with any such sale or other disposition, Lessee agrees that the following procedures constitute a commercially reasonable sale:

                                (A) Lessor shall mail written notice of the sale
                        to Lessee not later than thirty (30) days prior to such sale.

                                (B) Once per week during the three (3) weeks
                        immediately preceding such sale, Lessor will publish notice of the sale in a local daily newspaper of general circulation.

                                (C) Upon receipt of any written request, Lessor
                        will make the Property available to any bona fide prospective purchaser for inspection during reasonable business hours.

                                (D) Notwithstanding, Lessor shall be under no
                        obligation to consummate a sale if, in its judgment, none of the offers received by it equals the fair value of the Property offered for sale.

                                (E) If Lessor so requests, Lessee shall assemble
                        all of the Personal Property Collateral and make it available to Lessor at the site of the Land. Regardless of any provision of this Agreement or any other Operative Document, Lessor shall not be considered to have accepted any property other than cash or immediately available funds in satisfaction of any Lessee Obligation, unless Lessor has given express written notice of its election of that remedy in accordance with California Uniform Commercial Code
                        Section 9505.

               The foregoing procedures do not constitute the only procedures that may be commercially reasonable.

                      (ii) Lessor's Sales of Real Property or Mixed Collateral.
               Lessor may choose to dispose of some or all of the Property which consists solely of Real Property Collateral in any manner then permitted by applicable Governmental Rules, including without limitation a nonjudicial trustee's sale pursuant to California Civil Code ss.ss. 2924 et seq. In its discretion, Lessor may also or alternatively choose to dispose of some or all of the Property, in any combination consisting of both Real Property Collateral and Personal Property Collateral, together in one sale to be held in accordance with the law and procedures applicable to real property, as permitted by Section 9501(4) of the California Uniform Commercial Code. Lessee agrees that such a sale of Personal Property Collateral together with Real Property Collateral constitutes a commercially reasonable sale of the Personal Property Collateral. (For purposes of this power of sale, either a sale of Real Property Collateral alone, or a sale of both Real Property Collateral and Personal Property Collateral together in accordance with California Uniform Commercial Code
               Section 9501(4), will sometimes be referred to as a "Lessor's Sale.")

                        (A) Before any Lessor's Sale, Lessor shall give such
                notice of default and election to sell as may then be required by applicable Governmental Rules.

                        (B) When all time periods then legally mandated have
                expired, and after such notice of sale as may then be legally required has been given, Lessor shall sell the property being sold at a public auction to be held at the time and place specified in the notice of sale.

                        (C) Neither Lessor nor Agent shall have any obligation
                to make demand on Lessee before any Lessor's Sale.

                        (D) From time to time in accordance with then applicable
                law, Lessor may postpone any Lessor's Sale by public announcement at the time and place noticed for that sale.

                        (E) At any Lessor's Sale, Lessor shall sell to the
                highest bidder at public auction for cash in lawful money of the United States.

                        (F) Lessor shall execute and deliver to the purchaser(s)
                a deed or deeds conveying the Property being sold without any covenant or warranty whatsoever, express or implied. The recitals in any such deed of any matters or facts, including any facts bearing upon the regularity or validity of any Lessor's Sale, shall be conclusive proof of their truthfulness. Any such deed shall be conclusive against all Persons as to the facts recited in it.

                (e) Foreclosure Sales.

                        (i) Single or Multiple. If the Property consists of more
                than one lot, parcel or item of property, Lessor may:

                                (A) Designate the order in which the lots,
                        parcels and/or items shall be sold or disposed of or offered for sale or disposition; and

                                (B) Elect to dispose of the lots, parcels and/or
                        items through a single consolidated sale or disposition to be held or made under the power of sale granted in Subparagraph 5.04(d), or in connection with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale; or through two or more such sales or dispositions; or in any other manner Lessor may deem to be in its best interests (any such sale or disposition, a "Foreclosure Sale;" any two or more, " Foreclosure Sales").

               If Lessor chooses to have more than one Foreclosure Sale, Lessor at its option may cause the Foreclosure Sales to be held simultaneously or successively, on the same day, or on such different days and at such different times and in such order as it may deem to be in its best interests. No Foreclosure Sale shall terminate or affect the security interests granted to Lessor in the Property by this Agreement on any part of the Property which has not been sold, until all of the Lessee Obligations have been paid in full.

                (ii) Credit Bids. At any Foreclosure Sale, any Person, including any Lessor Party, may bid for and acquire the Property or any part of it to the extent permitted by then applicable Governmental Rules. Instead of paying cash for that property, Lessor may settle for the purchase price by crediting the sales price of the Property against the Lessee Obligations in any order and proportions as Lessor in its sole discretion may choose.

        5.05. Remedies Cumulative. The rights and remedies of Lessor under this Agreement and the other Operative Documents are cumulative and may be exercised singularly, successively, or together.

        5.06. No Cure or Waiver. Neither the performance by Lessor of any of Lessee's obligations pursuant to Paragraph 3.13 nor the exercise by Lessor of any of its other rights and remedies under this Agreement or any other Operative Document (including the collection of Issues and Profits and the application thereof to the Lessee Obligations) shall constitute a cure or waiver of any Default or nullify the effect of any notice of default or sale, unless and until all Lessee Obligations are paid in full.

        5.07. Exercise of Rights and Remedies. The rights and remedies provided to Lessor under this Agreement may be exercised by Lessor itself, by Agent pursuant to Subparagraph 2.02(c) of the Participation Agreement, by a court-appointed receiver or by any other Person appointed by any of the foregoing to act on its behalf. All of the benefits afforded to Lessor under this Agreement and the other Operative Documents shall accrue to the benefit of Agent to the extent provided in Subparagraph 2.02(c) of the Participation Agreement.


SECTION 6.    MISCELLANEOUS.

        6.01. Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Lessee or Lessor under this Agreement shall be given as provided in Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement.

        6.02. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement may be amended or waived only as provided in the Participation Agreement. No failure or delay by any Lessor Party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

        6.03. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Lessor Parties and Lessee and their permitted successors and assigns; provided, however, that the Lessor Parties and Lessee shall not sell, assign or delegate their respective rights and obligations hereunder except as provided in the Participation Agreement.

        6.04. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the Lessor Parties and Lessee and their permitted successors and assigns, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

        6.05. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

        6.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

        6.07. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

        6.08. Nature of Lessee's Obligations.

        (a) Independent Obligation. The obligation of Lessee to pay the amounts payable by Lessee under this Agreement and the other Operative Documents and to perform the other Lessee Obligation are absolute, unconditional and irrevocable obligations which are separate and independent of the obligations of the Lessor Parties under this Agreement and the other Operative Documents and all other events and circumstances, including the events and circumstances set forth in Subparagraph 6.08(c).

        (b) No Termination or Abatement. This Agreement and the other Operative Documents and Lessee's obligation to pay Rent and to pay and perform all other Lessee Obligations shall continue in full force and effect without abatement notwithstanding the occurrence or existence of any event or circumstance, including any event or circumstance set forth in Subparagraph 6.08(c).

       (c) Full Payment and Performance. Lessee shall make all payments under this Agreement and the other Operative Documents in the full amounts and at the times required by the terms of this Agreement and the other Operative Documents without setoff, deduction or reduction of any kind and shall perform all other Lessee Obligations as and when required, without regard to any event or circumstances whatsoever, including (i) the condition of the Property (including any Improvements to the Property made prior to the Commencement Date or during the Term); (ii) title to the Property (including possession of the Property by any Person or the existence of any Lien or any other right, title or interest in or to any of the Property in favor of any Person); (iii) the value, habitability, usability, design, operation or fitness for use of the Property;
(iv) the availability or adequacy of utilities and other services to the Property; (v) any latent, hidden or patent defect in the Property; (vi) the zoning or status of the Property or any other restrictions on the use of the Property; (g) the economics of the Property; (vii) any Casualty or Condemnation;
(viii) the compliance of the Property with any applicable Governmental Rule or Insurance Requirement; (ix) any failure by any Lessor Party to perform any of its obligations under this Agreement or any other Operative Document; or (x) the exercise by any Lessor Party of any of its remedies under this Agreement or any other Operative Document; provided however, that this Paragraph 6.08 shall not abrogate any right which Lessee may have to recover damages from any Lessor Party for any material breach by such Lessor Party of its obligations under this Agreement or any other Operative Document to the extent permitted hereunder or thereunder.


                         [The signature page follows.]

        IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed as of the day and year first above written.

LESSEE:                                            KLA-TENCOR CORPORATION

                                                   By:_________________________
                                                       Name:___________________
                                                       Title:__________________

LESSOR:                                            LEASE PLAN U.S.A., INC.

                                                   By:_________________________
                                                       Name:___________________
                                                       Title:__________________

STATE OF CALIFORNIA ________________)
                                    )ss
COUNTY OF __________________________)


        On _____________, 1997, before me, ___________________ a Notary Public in and for the State of California, personally appeared ______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity on behalf of which the person(s) acted, executed the instrument.


               Witness my hand and official seal.




[SEAL]

        ....................................

STATE OF CALIFORNIA ________________)
                                    )ss
COUNTY OF __________________________)


        On _____________, 1997, before me, ___________________ a Notary Public in and for the State of California, personally appeared ____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity on behalf of which the person(s) acted, executed the instrument.

               Witness my hand and official seal.




[SEAL]

        ....................................

                                    EXHIBIT A

                                      LAND

                                   EXHIBIT B

                                 RELATED GOODS



               The personal property, among other goods, conveyed by BNP Leasing Corporation to Lease Plan U.S.A., Inc. by Bill of Sale, Assignment of Contract Rights and Intangible Assets dated as of November 12, 1997 with respect to Tract 2 and Tract 3.

                                  EXHIBIT B(1)

                   SUPPLEMENT TO EXHIBIT B TO LEASE AGREEMENT


                                     [Date]


Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
      as Agent
Capital Markets-Syndication Group
1325 Avenue of the Americas, 9th Floor
New York, NY 10019
Attn: Linda Boardman


        1. Reference is made to that certain Lease Agreement, dated as of November 12, 1997 (the "Lease Agreement"), between KLA-Tencor Corporation ("Lessee") and Lease Plan U.S.A., Inc. ("Lessor").

        2. Lessee hereby agrees that the description of "Related Goods" set forth in Exhibit B to the Lease Agreement shall be supplemented by adding thereto the Related Goods described in Attachment 1 hereto. Lessee hereby accepts all such Related Goods and agrees that such Related Goods constitute part of the Property subject to the Lease Agreement.

        IN WITNESS WHEREOF, Lessee has executed this Supplement to Exhibit B on the date set forth above.

LESSEE:                                            KLA-TENCOR CORPORATION
                                                   By:_________________________
                                                       Name:___________________
                                                       Title:__________________






                                     B(1)-1

                                  ATTACHMENT 1
                                       TO
                             SUPPLEMENT TO EXHIBIT B



                                   B(1)(1)-1

                                    EXHIBIT C

                       NOTICE OF RENTAL PERIOD SELECTION


                                     [Date]

Lease Plan U.S.A., Inc.
c/o ABN AMRO Bank N.V.
      as Agent
Capital Markets-Syndications Group
1325 Avenue of the Americas, 9th Floor
New York, NY  10019
Attn:  Linda Boardman

        1. Reference is made to that certain Participation Agreement, dated as of November 12,1997 (the "Participation Agreement"), among KLA-Tencor Corporation ("Lessee"), Lease Plan U.S.A., Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Participation Agreement have the same respective meanings when used herein.

        2.     [Insert one of the following as appropriate]

               [Pursuant to Subparagraph 2.03(a) of the Lease Agreement, Lessee hereby irrevocably selects a new Rental Period for a Portion of the Outstanding Lease Amount as follows:

        (a) The Portion for which a new Rental Period is to be selected is the Portion in the amount of $__________ with a current Rental Period which began on ________, ____ and ends on __________, ____; and

        (b) The next Rental Period for such Portion shall be __________ month[s].]

               [Pursuant to Subparagraph 2.03(a) of the Lease Agreement, Lessee hereby irrevocably elects to divide a Portion of the Outstanding Lease Amount into further Portions as follows:

        (a) The Portion which is to be divided is the Portion in the amount of $__________ with a current Rental Period which began on ________, ____ and ends on __________, ____; and

        (b) On the last day of the current Rental Period for such Portion, such Portion is to be divided into the following Portions with the following initial Rental Periods:



                      ___Portion___                       __Rental Period__
                      -------------                       ------------------
                      $___________                        _______ month[s]
                      $___________                        _______ month[s]
                      $___________                        _______ month[s]
                      $___________                        _______ month[s]]

               [Pursuant to Subparagraph 2.03(a) of the Lease Agreement, Lessee hereby irrevocably elects to combine into a single Portion certain Portions of the Outstanding Lease Amount as follows:

                (a) The Portions which are to be combined are the Portions in the amounts of $__________, $_________ and $_______, each with a current Rental Period which ends on __________, ____; and

                (b) The initial Rental Period for such newly created Portion shall be __________ month[s].]

        3. Lessee hereby certifies to the Lessor Parties that, on the date of this Acquisition Request and after giving effect to the use of the requested Acquisition Advance[s] as described above:

                (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                (b) No Default has occurred and is continuing; and

                (c) All of the Operative Documents are in full force and effect.

        IN WITNESS WHEREOF, Lessee has executed this Acquisition Request on the date set forth above.

                                            KLA-TENCOR CORPORATION

                                      By: _____________________________
                                             Name: _______________________
                                             Title: ________________________

Recording requested by and                                       EXECUTION COPY
when recorded return to:

Thomas Y. Coleman, Esq.
Orrick, Herrington & Sutcliffe
Old Federal Reserve Bank Building
400 Sansome Street
San Francisco, California  94111

================================================================================



                                LEASE AGREEMENT,

              CONSTRUCTION DEED OF TRUST WITH ASSIGNMENT OF RENTS,

                      SECURITY AGREEMENT AND FIXTURE FILING


                                     BETWEEN


                             KLA-TENCOR CORPORATION


                                       AND


                             LEASE PLAN U.S.A., INC.





                                NOVEMBER 12, 1997



================================================================================


                    THIS LEASE IS NOT INTENDED TO CONSTITUTE
                      A TRUE LEASE FOR INCOME TAX PURPOSES
                              (SEE PARAGRAPH 2.06)


                                TABLE OF CONTENTS
                                                                                   PAGE

SECTION 1.                INTERPRETATION..............................................2

           1.01.     Definitions......................................................2

           1.02.     Rules of Construction............................................2

SECTION 2.                BASIC PROVISIONS............................................2

           2.01.     Lease of the Property............................................2

           2.02.     Term.............................................................2

           2.03.     Rent.............................................................3

           2.04.     Use..............................................................5

           2.05.     "As Is" Lease....................................................5

           2.06.     Nature of Transaction............................................5

           2.07.     Security, Etc....................................................5

SECTION 3.                OTHER LESSEE AND LESSOR RIGHTS AND OBLIGATIONS..............8

           3.01.     Maintenance, Repair, Etc.........................................8

           3.02.     Risk of Loss.....................................................9

           3.03.     Insurance........................................................9

           3.04.     Casualty and Condemnation.......................................12

           3.05.     Taxes...........................................................15

           3.06.     Environmental Matters...........................................15

           3.07.     Liens, Easements, Etc...........................................16

           3.08.     Subletting......................................................17

           3.09.     Utility Charges.................................................18

           3.10.     Removal of Property.............................................18

           3.11.     Compliance with Governmental Rules and Insurance Requirements...18

           3.12.     Permitted Contests..............................................18

           3.13.     Lessor Obligations; Right to Perform Lessee Obligations.........19

           3.14.     Inspection Rights...............................................19

SECTION 4.                EXPIRATION DATE............................................19

           4.01.     Termination by Lessee Prior to Scheduled Expiration Date........19

           4.02.     Surrender of Property...........................................19

           4.03.     Holding Over....................................................19

SECTION 5.                DEFAULT....................................................20

           5.01.     Events of Default...............................................20

           5.02.     General Remedies................................................22

           5.03.     Lease Remedies..................................................23

           5.04.     Loan Remedies...................................................24

           5.05.     Remedies Cumulative.............................................27

           5.06.     No Cure or Waiver...............................................27

           5.07.     Exercise of Rights and Remedies.................................27

SECTION 6.                MISCELLANEOUS..............................................27

           6.01.     Notices.........................................................27

           6.02.     Waivers; Amendments.............................................27

           6.03.     Successors and Assigns..........................................27

           6.04.     No Third Party Rights...........................................28

           6.05.     Partial Invalidity..............................................28

           6.06.     Governing Law...................................................28

           6.07.     Counterparts....................................................28

           6.08.     Nature of Lessee's Obligations..................................28


EXHIBITS

           A         Land (2.01(a))
           B         Related Goods (2.01(d))
           C         Notice of Rental Period Selection (2.03(a))


RECORDING REQUESTED BY
AND WHEN RECORDED, RETURN TO:

Orrick, Herrington & Sutcliffe
Old Federal Reserve Bank Building
400 Sansome Street
San Francisco, CA  94111
Attn:  James W. Miller, Esq.

------------------------------------------------------------------------------

                       FIRST AMENDMENT TO LEASE AGREEMENT,
                           CONSTRUCTION DEED OF TRUST
                            WITH ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

               THIS FIRST AMENDMENT TO LEASE AGREEMENT, CONSTRUCTION DEED OF TRUST WITH ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Amendment"), dated as of November 14, 1997, is entered into by and between:

        (1) KLA-TENCOR CORPORATION, a Deleware corporation ("Lessee"); and

        (2) LEASE PLAN U.S.A., INC., a Georgia corporation ("Lessor"). ------



                                    RECITALS

               A. Lessee, Lessor, each of the financial institutions listed in
Schedule I to the Participation Agreement (referred to below) (collectively, the "Participants"), and ABN AMRO BANK, N.V., acting through its San Francisco International Branch, as agent for the Participants (in such capacity, "Agent"), are parties to a Participation Agreement dated as of November 12, 1997 (the "Participation Agreement").

               B. Lessee and Lessor are parties to that certain Lease Agreement, Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing dated as of November 12, 1997, and recorded on November 12, 1997, in the Official Records of Santa Clara County, California, as Document No. 13935258 (the "Lease Agreement").

               C. Pursuant to the terms of the Participation Agreement, Lessee has requested that Lessor acquire that certain real property described in Exhibit A attached hereto (the "Tract 4 Land") and made a part hereof.

               D. Lessee and Lessor now desire to amend the Lease Agreement to add the Tract 4 Land to the property under the Lease Agreement.

                                    AGREEMENT

               NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessee and Lessor hereby agree as follows:

               1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in Schedule 1.01 to the Participation Agreement. The rules of construction set forth in Schedule 1.02 to the Participation Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

               2. AMENDMENTS TO THE LEASE AGREEMENT. The Lease Agreement is hereby amended by adding to Exhibit A thereto the property description set forth in Exhibit A to this Amendment and by adding to Exhibit B thereto the Related Goods set forth in Exhibit B to this Amendment. Without limiting the effect of such addition, Lessee and Lessor specifically acknowledge and agree that, on and after the date hereof, (i) the lien of the Lease Agreement includes all of Lessee's right, title and interest in and to the Tract 4 Land and (ii) the terms "Land" and "Property" as defined in the Lease Agreement include the Tract 4 Land.

               3. EFFECT OF THIS AMENDMENT. On and after the date of this Amendment, each reference in the Lease Agreement and the other Operative Documents to the Lease Agreement shall mean the Lease Agreement as amended hereby. Except as specifically amended above, (a) the Lease Agreement and the other Operative Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lessor, the Participants or Agent, nor constitute a waiver of any provision of the Lease Agreement or any other Operative Document.

               4. MISCELLANEOUS.

                     (a) Counterparts. This Amendment may be executed in any
              number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

                     (b) Headings. Headings in this Amendment are for
              convenience of reference only and are not part of the substance hereof.

                     (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

               IN WITNESS WHEREOF, Lessee and Lessor have caused this Amendment to be executed as of the day and year first above written.



LESSEE:                               KLA-TENCOR CORPORATION




                                      By:
                                         --------------------------------------

                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


LESSOR:                               LEASE PLAN U.S.A., INC.



                                      By:
                                         --------------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

 STATE OF                       )
         -----------------------)
                                )
 COUNTY OF                      )
          ----------------------



       On _____________, 1997 before me, _______________________, a Notary
Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

       WITNESS my hand and official seal.

       [SEAL]
                                        ---------------------------------------

 STATE OF                       )
         -----------------------)
                                )
 COUNTY OF                      )
          ----------------------



       On _____________, 1997 before me, _______________________, a Notary
Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

       WITNESS my hand and official seal.

       [SEAL]

                              -------------------------------------------------

                                    EXHIBIT A

                                  TRACT 4 LAND

                             THAT CERTAIN REAL PROPERTY SITUATED IN THE COUNTY
OF SANTA CLARA, STATE OF CALIFORNIA, AND DESCRIBED AS FOLLOWS:

                                    EXHIBIT B

                                  RELATED GOODS

                             The personal property, among other goods, conveyed
by Amdahl Corporation to Lease Plan U.S.A., Inc. by Assignment of Rights dated as of November 14, 1997 with respect to Tract 4.

RECORDING REQUESTED BY
WHEN RECORDED RETURN TO
AND MAIL TAX STATEMENTS TO:

Orrick, Herrington & Sutcliffe LLP
400 Sansome Street
San Francisco, California  94111
Attn.:  James W. Miller, Jr.

------------------------------------------------------------------------------


                               FIRST AMENDMENT TO
                        MEMORANDUM OF PURCHASE AGREEMENT

           The First Amendment to Memorandum of Purchase Agreement (this "Amendment") is made November 14, 1997 by and between KLA-TENCOR CORPORATION, a Delaware corporation ("Lessee") and LEASE PLAN U.S.A., INC., a Georgia corporation ("Lessor").

                                    RECITALS

           A. Lessee, Lessor, each of the financial institutions listed in
Schedule I to the Participation Agreement (referred to below) (collectively, the "Participants"), and ABN AMRO BANK, N.V., acting through its San Francisco International Branch, as agent for the Participants (in such capacity, "Agent"), are parties to a Participation Agreement dated as of November 12, 1997 (the "Participation Agreement").

           B. Lessor and Lessee are also parties to that certain Purchase Agreement dated as of November 12, 1997 (the "Purchase Agreement") covering certain real property referred to in the Purchase Agreement as the "Property" and evidenced by that certain Memorandum of Purchase Agreement dated as of November 12, 1997 (the "Memorandum") which Memorandum was recorded on November 12, 1997, in the Official Records of Santa Clara County, California, as Document No. 13935260.

           C. Pursuant to the terms of the Participation Agreement, Lessor has acquired that certain real property described in Exhibit A attached hereto (the "Tract 4 Land") and made a part hereof, and such Tract 4 Land has been added to the Property under the Purchase Agreement.

           D. The purpose of this Amendment is to give record notice of the fact that the Tract 4 Land has been added to the Property under the Purchase Agreement.

                                    AGREEMENT

           NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

           The Memorandum is hereby amended by adding to Exhibit A thereto the property description set forth in Exhibit A to this Amendment. Lessor and Lessee specifically acknowledge and agree that, on and after the date hereof, the term
"Property" as defined in the Purchase Agreement shall include the Tract 4 Land.

           This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

           This instrument is an amendment to the Memorandum and is subject to all of the terms, covenants and conditions provided in the unrecorded Purchase Agreement. If the terms of this instrument are inconsistent with the terms of the Purchase Agreement, the terms of the Purchase Agreement shall prevail.

LESSEE:                KLA-TENCOR CORPORATION

                       By:_________________________________
                            Name: ___________________________
                            Title: ____________________________



LESSOR:                LEASE PLAN U.S.A., INC.

                       By:_________________________________
                            Name: ___________________________
                            Title: ____________________________

                                    EXHIBIT A

                                  TRACT 4 LAND

                     THAT CERTAIN REAL PROPERTY SITUATED IN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, AND DESCRIBED AS FOLLOWS:

 STATE OF ____________________________________________________)
                                                              )
 COUNTY OF ___________________________________________________)


        On _____________, 1997 before me, _______________________, a Notary
Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
                     WITNESS my hand and official seal.


                     [SEAL]
                                      ----------------------------------------

 STATE OF ____________________________________________________)
                                                              )
 COUNTY OF ___________________________________________________)


        On _____________, 1997 before me, _______________________, a Notary
Public in and for the State of California, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
                     WITNESS my hand and official seal.


                     [SEAL]
                                    -------------------------------------------